UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

FORTISSIMO ACQUISITION CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies: Common Stock of Fortissimo Acquisition Corp., par value $.0001 per share
(2)	Aggregate number of securities to which transaction applies:

3,337,941 shares of common stock of Fortissimo Acquisition Corp.

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$19,443,506 (the value of 3,337,941 shares of common stock of Fortissimo Acquisition Corp. at the average of the bid and ask price as of February 12, 2008 ($5.825)); and $10,140,079 in cash.

(4)	Proposed maximum aggregate value of transaction:

$29,583,585

(5)	Total fee paid:

$1,163

☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

This proxy statement is dated         , 2008 and is first being mailed to
Fortissimo Acquisition Corp. stockholders on or about         , 2008.

FORTISSIMO ACQUISITION CORP.
14 Hamelacha Street
Park Afek
Rosh Ha’ayin 48091
Israel

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON         , 2008

TO THE STOCKHOLDERS OF FORTISSIMO ACQUISITION CORP.:

NOTICE IS HEREBY GIVEN that an annual meeting of stockholders of Fortissimo Acquisition Corp. (“Fortissimo”), a Delaware corporation, will be held at   :00 a.m., eastern time, on        , 2008, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, Fortissimo’s counsel, at 399 Park Avenue, 31st Floor, New York, New York 10022. You are cordially invited to attend the meeting, which will be held for the following purposes:

(1) to consider and vote upon a proposal to adopt and approve the Agreement and Plan of Merger and Interests Purchase Agreement, dated as of January 15, 2008, among Fortissimo, FAC Acquisition Sub Corp. (“Merger Sub”), Psyop, Inc. (“Psyop”), Psyop Services, LLC (“Psyop Services”), the shareholders of Psyop and Justin Booth-Clibborn, as representative of the shareholders of Psyop (the “merger agreement”), pursuant to which (i) Merger Sub will merge into Psyop, with Psyop being the surviving corporation, and within 10 days thereafter, Psyop will merge into Fortissimo, with Fortissimo being the surviving corporation and (ii) Fortissimo will purchase all of the outstanding membership interests of Psyop Services, which operates as a business unit of Psyop under the name “Blacklist” and whose members are the same persons who are the shareholders of Psyop (the combination of such events is referred to in this proxy statement as the “merger”) (the “merger proposal”);

(2) to consider and vote upon a proposal to approve an amendment to Fortissimo’s second amended and restated certificate of incorporation to increase the number of authorized shares of Fortissimo capital stock from 22,000,000 to 51,000,000 (the “capitalization amendment proposal”);

(3) to consider and vote upon a proposal to approve amendments to Fortissimo’s second restated and amended certificate of incorporation to (i) change Fortissimo’s name from “Fortissimo Acquisition Corp.” to “Psyop, Inc.,”(ii) amend Article Sixth thereof to provide that Fortissimo’s corporate existence shall be perpetual, (iii) amend Article Seventh thereof to remove the preamble and sections A through D, which will no longer be applicable to Fortissimo after the consummation of the merger, and to redesignate section E of Article Seventh as Article Seventh and (iv) add Article Eleventh thereto prohibiting stockholders from acting by written consent (the “charter amendment proposal”);

(4) to consider and vote upon a proposal to approve the adoption of the 2008 stock incentive plan (pursuant to which Fortissimo will reserve up to 865,390 shares of common stock for issuance pursuant to the 2008 stock incentive plan (the “incentive compensation plan proposal”);

(5) to elect seven directors to Fortissimo’s board of directors, of whom two will serve until the annual meeting to be held in 2009, two will serve until the annual meeting to be held in 2010 and three will serve until the annual meeting to be held in 2011 and, in each case, until their successors are elected and qualified (the “director election proposal”); and

(6) to consider and vote upon a proposal to adjourn the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the annual meeting, Fortissimo is not authorized to consummate the merger (the “adjournment proposal”).

These items of business are described in the attached proxy statement, which we encourage you to read in its entirety before voting. Only holders of record of Fortissimo common stock at the close of business on       , 2008 are entitled to notice of the annual meeting and to vote and have their votes counted at the annual meeting and any adjournments or postponements of the annual meeting.

The merger proposal must be approved by the holders of a majority of the outstanding shares of Fortissimo common stock sold in its initial public offering (“IPO”), including holders who purchased such shares subsequent to the IPO, that are voted at the annual meeting. We refer to such shares as the “Public Shares.” The capitalization amendment proposal and the charter amendment proposal must each be approved by the holders of a majority of the outstanding shares of Fortissimo common stock. The incentive compensation plan proposal and the adjournment proposal must each be approved by the holders of a majority of the shares of Fortissimo common stock present in person or represented by proxy and entitled to vote thereon at the meeting. Those directors who receive a plurality of votes cast for the respective positions will be elected. The approval of the merger proposal is conditioned upon the approval of the capitalization amendment proposal and the charter amendment proposal but not the incentive compensation plan proposal, the director election proposal or the adjournment proposal. The approval of each of the other proposals, other than the adjournment proposal, is conditioned upon the approval of the merger proposal.

Your broker, bank or nominee cannot vote your shares on any proposal unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. Abstentions will have the same effect as a vote “AGAINST” the capitalization amendment proposal, the charter amendment proposal, the incentive compensation plan proposal and the adjournment proposal, but will have no effect on the merger proposal or the director election proposal. Broker non-votes, while considered present for the purposes of establishing a quorum, will have the same effect as a vote “AGAINST” the capitalization amendment proposal and the charter amendment proposal, but will have no effect on the merger proposal, the incentive compensation plan proposal, the director election proposal or the adjournment proposal.

Each Fortissimo stockholder who holds Public Shares has the right to vote against the merger proposal and at the same time demand that Fortissimo convert such stockholder’s shares into cash equal to a pro rata portion of the funds held in the trust account into which a substantial portion of the net proceeds of Fortissimo’s IPO was deposited. Please see “Annual Meeting of Fortissimo Stockholders — Conversion Rights” for the procedures to be followed if you wish to convert your shares into cash. Please note that you cannot seek conversion of your shares unless you affirmatively vote against the merger proposal. The conversion price will be the amount equal to the funds in the trust account, inclusive of any interest thereon, calculated as of two business days prior to the consummation of the merger, divided by the number of Public Shares on such date. No fees or expenses of any nature will be deducted from or charged to the trust account prior to the consummation of the merger. Fortissimo’s board of directors will review and confirm the calculation. On       , 2008, the record date for the meeting of stockholders, the conversion price (calculated in such manner) would have been $        in cash for each Public Share. Public Shares owned by Fortissimo stockholders who validly exercise their conversion rights will be converted into cash only if the merger is consummated. If, however, the holders of 20% or more of the Public Shares vote against the merger proposal and demand conversion of their shares, Fortissimo will not consummate the merger. Prior to exercising conversion rights, Fortissimo stockholders should verify the market price of Fortissimo’s common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights. Shares of Fortissimo’s common stock are quoted on the OTC Bulletin Board under the symbol FSMO. On       , 2008, the record date, the last sale price of Fortissimo common stock was $      . Application has been made to list Fortissimo’s common stock on the NASDAQ Capital Market.

Fortissimo’s initial stockholders, who purchased their shares of common stock prior to its IPO and presently own an aggregate of approximately 22.7% of the outstanding shares of Fortissimo common stock, have agreed to vote all of the shares they purchased prior to the IPO on the merger proposal in accordance with the vote of the majority of the votes cast by the holders of Public Shares. As a consequence, the voting of such shares will not have any effect on the outcome of the vote on the merger proposal. The initial stockholders have also indicated that they will vote such shares “FOR” the approval of the capitalization amendment proposal, the charter amendment proposal and the incentive compensation plan proposal and, if presented, an adjournment proposal and in favor of the director nominees and will vote any Public Shares they acquired after the IPO for all of the proposals and the director nominees.

After careful consideration, Fortissimo’s board of directors has determined that the merger proposal, the capitalization amendment proposal, the charter amendment proposal, the incentive compensation plan proposal, the director election proposal and the adjournment proposal are fair to and in the best interests of Fortissimo and its stockholders.

Fortissimo’s board of directors unanimously recommends that you vote or give instruction to vote “FOR” the approval of the merger proposal, the capitalization amendment proposal, the charter amendment proposal, the incentive compensation plan proposal, the director election proposal and, if necessary, the adjournment proposal.

All Fortissimo stockholders are cordially invited to attend the annual meeting in person. To ensure your representation at the annual meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a stockholder of record of Fortissimo common stock, you may also cast your vote in person at the annual meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the meeting and vote in person, obtain a proxy from your broker or bank. If you do not vote or do not instruct your broker or bank how to vote, it will have the same effect as voting against the capitalization amendment proposal and the charter amendment proposal.

A complete list of Fortissimo stockholders of record entitled to vote at the annual meeting will be available for 10 days before the annual meeting at the principal executive offices of Fortissimo for inspection by stockholders during ordinary business hours for any purpose germane to the annual meeting.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the annual meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

Yuval Cohen
Chairman of the Board and Chief Executive Officer

         , 2008

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS DETERMINED IF THIS PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS AND YOU WILL NOT BE ELIGIBLE TO HAVE YOUR SHARES CONVERTED INTO A PRO RATA PORTION OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE NET PROCEEDS OF FORTISSIMO’S IPO ARE HELD. YOU MUST AFFIRMATIVELY VOTE AGAINST THE MERGER PROPOSAL AND DEMAND THAT FORTISSIMO CONVERT YOUR SHARES INTO CASH NO LATER THAN THE CLOSE OF THE VOTE ON THE MERGER PROPOSAL TO EXERCISE YOUR CONVERSION RIGHTS. IN ORDER TO CONVERT YOUR SHARES, YOU MUST CONTINUE TO HOLD YOUR SHARES THROUGH THE CLOSING DATE OF THE MERGER AND THEN TENDER YOUR PHYSICAL STOCK CERTIFICATE TO OUR STOCK TRANSFER AGENT WITHIN THE TIME PERIOD SPECIFIED IN A NOTICE YOU WILL RECEIVE FROM FORTISSIMO, WHICH PERIOD WILL NOT BE LESS THAN 20 DAYS. IN LIEU OF DELIVERING YOUR STOCK CERTIFICATE, YOU MAY DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE MERGER IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE CONVERTED INTO CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT AND REQUEST THAT A PHYSICAL STOCK CERTIFICATE BE ISSUED IN YOUR NAME. SEE “ANNUAL MEETING OF FORTISSIMO STOCKHOLDERS — CONVERSION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.

SEE “RISK FACTORS” FOR A DISCUSSION OF VARIOUS FACTORS THAT YOU SHOULD CONSIDER IN CONNECTION WITH THE MERGER.

i

SUMMARY OF THE MATERIAL TERMS OF THE MERGER

This Summary, together with the sections entitled “Questions and Answers About the Proposals” and “Summary of the Proxy Statement,” summarizes certain material information contained in this proxy statement. You should carefully read this entire proxy statement for a more complete understanding of the matters to be considered at the annual meeting of stockholders.

Parties

•	The parties to the merger are Fortissimo Acquisition Corp. (“Fortissimo”), FAC Acquisition Sub Corp. (“Merger Sub”), Psyop, Inc. (“Psyop”), Psyop Services, LLC (“Psyop Services”), which operates as a business unit of Psyop under the name “Blacklist,” the shareholders of Psyop and Justin Booth-Clibborn, as representative of the shareholders of Psyop. Please see “Summary of the Proxy Statement — The Parties.”

Merger Structure

•	Pursuant to the merger agreement, Merger Sub will merge into Psyop, with Psyop being the surviving corporation and becoming a wholly owned subsidiary of Fortissimo. The merger agreement also provides that Fortissimo will purchase all of the outstanding membership interests of Blacklist, whose members are the same persons who are the shareholders of Psyop. As a result of such purchase, Blacklist will become a wholly owned subsidiary of Fortissimo. Within 10 days thereafter, Psyop will merge into Fortissimo, which will change its name to “Psyop, Inc.” The combination of these events is referred to as the “merger” in this proxy statement. Please see “The Merger Proposal — Structure of the Merger.”

Merger Consideration

•	At the closing, Fortissimo will pay Psyop’s shareholders merger consideration (including payment for the Blacklist membership interests) of 3,337,941 shares of Fortissimo’s common stock and $10,140,079 cash. Such stock had a value of approximately $19,260,000, based on the average closing price of $5.77 of the Fortissimo common stock over the thirty trading days preceding January 11, 2008, which was two trading days prior to the date the merger agreement was signed.
•	The Psyop shareholders will also receive a minimum of $1,400,000, $1,400,000 and $1,050,000 for each of the years 2008, 2009 and 2010, respectively, in which Fortissimo achieves at least 70% of specified revenue milestones for each such year; such payments will increase proportionally if Fortissimo achieves greater than 70% and up to 125% of such milestones and will be maximums of $2,500,000, $2,500,000 and $1,875,000, respectively, if Fortissimo achieves 125% of such milestones. Such payments and those described in the following paragraph will be payable two-thirds in shares of Fortissimo common stock and one-third in cash, with the stock valued at the average of the closing prices of the Fortissimo common stock for the 30 trading days preceding the date that is two days prior to the closing date of the merger.
•	The Psyop shareholders will also receive a minimum of $1,400,000, $1,400,000 and $1,050,000 for each of the years 2008, 2009 and 2010, respectively, in which Fortissimo achieves at least 70% of specified EBITDA (as defined in the merger agreement) milestones for each such year; such payments will increase proportionally if Fortissimo achieves greater than 70% and up to 125% of such milestones and will be maximums of $2,500,000, $2,500,000 and $1,875,000, respectively, if Fortissimo achieves 125% of such milestones.
•	The Psyop shareholders will also receive a minimum additional payment of $4,000,001 if at least a majority of the warrants issued in Fortissimo’s IPO are exercised prior to their expiration, which will be increased proportionally to $8,000,000 if all of the warrants are exercised. Such minimum and maximum payments will increase to $5,000,001 and $10,000,000, respectively, if there is a call by Fortissimo to redeem its warrants. Such payments will be payable two-thirds in shares Fortissimo common stock and one-third in cash, with the stock valued at the closing price of the Fortissimo common stock on the date the warrants are redeemed or expire, as applicable.

Please see “The Merger Proposal — Merger Consideration.”

Restricted Stock Agreements

•	The maximum number of shares of Fortissimo common stock that the Psyop shareholders would be entitled to receive upon achievement of the revenue and EBITDA milestones will be issued to them at the closing of the merger pursuant to the provisions of Restricted Stock Agreements and placed in escrow pursuant to an Escrow Agreement that will also provide for the escrow of shares to secure Fortissimo’s rights to indemnification, as described below. The Restricted Stock Agreements will provide that, upon partial attainment of the revenue and EBITDA milestones, all of such shares above those to which the Psyop shareholders will be entitled to retain as a result of such partial achievement will be returned to Fortissimo and canceled. If a Psyop shareholder’s employment with Fortissimo after the merger is terminated for cause or by the shareholder without good reason (as such terms are defined in the shareholder’s employment agreement), milestone shares issued with respect to all periods ending on or after the date of termination will be forfeited as to the terminated Psyop shareholder and reallocated among the other eligible Psyop shareholders. Please see “The Merger Proposal — Restricted Stock Agreements.”

Indemnification and Escrow Arrangements

•	To provide a fund for payment to Fortissimo with respect to its post-closing rights to indemnification under the merger agreement for breaches of representations and warranties and covenants by Psyop, there will be placed in escrow (with an independent escrow agent) 10% of the Fortissimo stock and cash (333,794 shares and $1,014,008 cash) payable to the Psyop shareholders at closing (“Indemnity Escrow Fund”). Claims for indemnification may be asserted against the Indemnity Escrow Fund by Fortissimo once its damages exceed $500,000 and will be reimbursable in full (from the first dollar) if damages exceed such amount, except that claims made with respect to certain representations and warranties will not be subject to such threshold. Fortissimo is also obligated to indemnify Psyop and its stockholders for breaches of its representations and warranties and covenants, subject to similar limitations, but no escrow fund has been established with respect to such obligation. Indemnification claims may be made until one year after the closing date. Please see “The Merger Proposal — Escrow Arrangements; Indemnification.”

Lock-Up and Trading Restriction Arrangements; Registration

•	The shareholders of Psyop have agreed not to sell any of the shares of Fortissimo common stock that they receive upon closing of the merger for twelve months after the closing and to sell no more than 1/3 of such shares in the following twelve months, after which they will be free to sell any or all of their shares. Fortissimo has agreed to use its best efforts to register the shares to be issued to the Psyop shareholders for resale to the public within 11 months after the closing of the merger. All sales will be subject to aggregate volume restrictions during the two year period commencing twelve months after the closing date. Please see “The Merger Proposal — Lock-Up; Trading Restrictions; Registration of Shares.”

Management After the Merger

•	Upon completion of the merger, certain officers of Psyop will become officers of Fortissimo holding positions similar to the positions such officers held with Psyop. These officers are Justin Booth-Clibborn, who will become Chief Executive Officer of Fortissimo and Samuel Selinger, who will become Vice President of Operations and Finance of Fortissimo. Messrs. Booth-Clibborn and Selinger have each entered into an employment agreement with Psyop, effective upon the completion of merger, at which time Psyop’s obligations under the agreements will become the obligations of Fortissimo. Each of Eben Mears, Hejung Marie Hyon, Marco Spier, Kylie Matulick, Todd Mueller, Christopher Staves and Justin Lane, all of whom are Psyop shareholders, have also entered into an employment agreement with Psyop, effective upon the completion of the merger. Such shareholders, except for Justin Lane who will be an Executive Producer, will be a Creative Director of Fortissimo effective upon the completion of the merger. Please see “Directors and Executive Officers of Fortissimo Following the Merger – Employment Agreements.”

Post-Merger Ownership of Fortissimo

•	As a result of the merger, assuming that no stockholders of Fortissimo elect to convert shares of Fortissimo common stock (“Public Shares”) issued in Fortissimo’s initial public offering (“IPO”) into cash as permitted by Fortissimo’s second amended and restated certificate of incorporation, the Psyop shareholders will own approximately 36.3% of the shares of Fortissimo common stock to be outstanding after the merger and the other Fortissimo stockholders will own approximately 63.7% of Fortissimo’s outstanding shares of common stock. If 19.99% of the Public Shares are converted into cash, such percentages will be approximately 41.3% and 58.7%, respectively. The foregoing percentages do not take into account shares that would be issued to Psyop’s shareholders upon full or partial achievement of the revenue and EBITDA milestones or the exercise of Fortissimo warrants or shares that would be issued under the stock incentive plan to be adopted in connection with the merger. However, if 19.99% of the Public Shares are converted and thereafter the full contingent milestone consideration is earned, the current Fortissimo shareholders would own only 48% of the total outstanding stock and the Psyop shareholders would own 52%, assuming that no other shares are issued.

Post-Merger Board of Directors of Fortissimo

•	After the merger, Fortissimo’s board of directors will consist of seven directors, of whom three will be selected by Psyop, at least one of whom will be an independent director under applicable SEC and exchange rules; two will be selected by Fortissimo, at least one of whom will be an independent director under applicable SEC and exchange rules; and two will be jointly selected by Psyop and Fortissimo, each of whom will be an independent director under applicable SEC and exchange rules. Please see “The Director Election Proposal” and “Directors and Executive Officers of Fortissimo Following the Merger.”

Other Proposals to be Acted Upon at the Annual Meeting

•	In addition to voting on the merger, the stockholders of Fortissimo will vote on proposals to change its name to Psyop, Inc., to amend its charter to increase the number of authorized shares of its capital stock, make its corporate existence perpetual and delete certain provisions that will no longer be applicable after the merger, to approve the 2008 stock incentive plan, to elect seven directors to Fortissimo’s board of directors and, if necessary, to approve an adjournment of the meeting. Please see “The Capitalization Amendment Proposal,” “The Charter Amendment Proposal,” “The Incentive Compensation Plan Proposal,” “The Director Election Proposal” and “The Adjournment Proposal.”

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Q. Why am I receiving this proxy statement?	A. Fortissimo and Psyop have agreed to a business combination under the terms of the Agreement and Plan of Merger and Interests Purchase Agreement dated as of January 15, 2008, that is described in this proxy statement. This agreement is referred to as the merger agreement. A copy of the merger agreement is attached to this proxy statement as Annex A, which we encourage you to read carefully.
You are being asked to consider and vote upon a proposal to approve the merger agreement, which, among other things, provides for the merger of a wholly owned subsidiary of Fortissimo into Psyop, with Psyop being the surviving corporation and becoming a wholly owned subsidiary of Fortissimo, and for Psyop, within 10 days thereafter, to merge into Fortissimo. The merger agreement also provides for Fortissimo to purchase all of the membership interests of the Psyop business unit doing business under the name of “Blacklist,” which are owned by Psyop’s shareholders. You are also being requested to vote to approve (i) an amendment to Fortissimo’s second amended and restated certificate of incorporation to increase the number of authorized shares of its capital stock to 51,000,000, (ii) amendments to Fortissimo’s second amended and restated certificate of incorporation to change the name of Fortissimo from “Fortissimo Acquisition Corp.” to “Psyop, Inc.”, to make certain modifications to make its corporate existence perpetual, to modify or delete provisions that will no longer be applicable after the merger and to prohibit stockholders from acting by written consent, (iii) the 2008 stock incentive plan and (iv) a proposal to adjourn the annual meeting to a later date or dates, if necessary. In addition, you are being asked to elect seven directors to Fortissimo’s board of directors.
A form of Fortissimo’s certificate of amendment to second amended and restated certificate of incorporation is attached to this proxy statement as Annex B. A form of Fortissimo’s third amended and restated certificate of incorporation, as it will appear if the charter amendment proposal is approved, is attached to this proxy statement as Annex C. A form of the 2008 stock incentive plan is attached to this proxy statement as Annex D.
The approval of the merger proposal is conditioned upon the approval of the capitalization amendment proposal and the charter amendment proposal but not the incentive compensation plan proposal, the director election proposal or the adjournment proposal. The approval of each of the other proposals, other than the adjournment proposal, is conditioned upon the approval of the merger proposal.
Fortissimo will hold an annual meeting of its stockholders to consider and vote upon these proposals. This proxy statement contains important information about the proposed acquisition and the other matters to be acted upon at the annual meeting. You should read it carefully.
Your vote is important. We encourage you to submit a proxy and vote as soon as possible after carefully reviewing this proxy statement.
Q. Why is Fortissimo proposing the merger?	A. Fortissimo was organized to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business that has operations or facilities located in Israel or that is a company operating outside of Israel which Fortissimo management believes would benefit from establishing operations or facilities in Israel. Under its second amended and restated certificate of incorporation, Fortissimo is required to complete a business combination no later than October 11, 2008.

Psyop is an award-winning provider of 3D animation, innovative visual effects and digital content for the advertising market. Its proven creative ability has been utilized by premier brands in a variety of industries for various forms of media advertising. Based on its due diligence investigations of Psyop, Fortissimo believes that a capital infusion that Fortissimo would make at closing will enable Psyop to expand its scope of operations and enhance its leadership position in the market. As a result, Fortissimo believes that a business combination with Psyop will provide Fortissimo stockholders with an opportunity to participate in a company with significant growth potential. Please see “The Merger Proposal — Factors Considered by Fortissimo’s Board of Directors.”
Q. Do I have conversion rights?	A. If you are a holder of Public Shares, you have the right to vote against the merger proposal and demand that Fortissimo convert such shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of Fortissimo’s IPO are held. We sometimes refer to these rights to vote against the merger and demand conversion of Public Shares into a pro rata portion of the trust account as “conversion rights.”
Q. How do I exercise my conversion rights?	A. If you wish to exercise your conversion rights, you must (i) vote against the merger proposal, (ii) demand that Fortissimo convert your shares into cash, (iii) continue to hold your shares through the closing of the merger and (iv) then deliver your certificate to our transfer agent within the period specified in a notice you will receive from Fortissimo, which period will be not less than 20 days. In lieu of delivering your stock certificate, you may deliver your shares to the transfer agent electronically using Depository Trust Company’s DWAC (Deposit Withdrawal at Custodian) System.
Any action that does not include an affirmative vote against the merger will prevent you from exercising your conversion rights. Your vote on any proposal other than the merger proposal will have no impact on your right to seek conversion.
You may exercise your conversion rights either by checking the box on the proxy card or by submitting your request in writing to Marc S. Lesnick, Vice President of Fortissimo, at the address listed at the end of this section. If you (i) initially vote for the merger proposal but then wish to vote against it and exercise your conversion rights or (ii) initially vote against the merger proposal and wish to exercise your conversion rights but do not check the box on the proxy card providing for the exercise of your conversion rights or do not send a written request to Fortissimo to exercise your conversion rights, or (iii) initially vote against the merger proposal but later wish to vote for it, or (iv) otherwise wish to correct or change your proxy card, you may request Fortissimo to send you another proxy card on which you may indicate your intended vote and, if that vote is against the merger proposal, exercise your conversion rights by checking the box provided for such purpose on the proxy card. You may make such request by contacting Fortissimo at the phone number or address listed at the end of this section.
Any corrected or changed proxy card or written demand of conversion rights must be received by Fortissimo prior to the annual meeting. No demand for conversion will be honored unless the holder’s stock certificate has been delivered (either physically or electronically) to the transfer agent within the period specified in the notice that will be provided by Fortissimo, as described above.

If, notwithstanding your negative vote, the merger is completed, then, if you have also properly exercised your conversion rights, you will be entitled to receive a pro rata portion of the trust account, inclusive of any interest thereon, calculated as of two business days prior to the date of the consummation of the merger. As of the record date, there was approximately $ in trust, which would amount to approximately $ per Public Share upon conversion. If you exercise your conversion rights, then you will be exchanging your shares of Fortissimo common stock for cash and will no longer own these shares. Please see “Annual Meeting of Fortissimo Stockholders — Conversion Rights” for the procedures to be followed if you wish to convert your shares into cash.
Exercise of your conversion rights does not result in either the conversion or a loss of any Fortissimo warrants that you may hold. Your warrants will continue to be outstanding and exercisable following a conversion of your common stock unless we do not consummate the merger. A registration statement must be in effect to allow you to exercise any warrants you may hold or to allow Fortissimo to call the warrants for redemption if the redemption conditions are satisfied.
Q. Do I have appraisal rights if I object to the proposed merger?	A. No. Fortissimo stockholders do not have appraisal rights in connection with the merger under the Delaware General Corporation Law.
Q. What happens to the funds deposited in the trust account after consummation of the merger?	A. After consummation of the merger, Fortissimo stockholders who properly exercise their conversion rights will receive their pro rata portion of the funds in the trust account promptly responding to the notice that will be sent by Fortissimo after the annual meeting. The balance of the funds in the trust account will be released to Fortissimo and used by Fortissimo to pay the merger consideration to Psyop’s shareholders and the expenses Fortissimo incurred in pursuing its business combination, including costs associated with the merger, including professional and printing fees, with any remaining balance to be available for working capital and other corporate purposes.
Q. What happens if the merger is not consummated?	A. If Fortissimo does not complete a merger by October 11, 2008, it will be dissolved pursuant to the Delaware General Corporation Law. In connection with such dissolution, the expected procedures of which are set forth in the section entitled “Other Information Related to Fortissimo — Liquidation if No Business Combination,” Fortissimo will liquidate and distribute to the holders of the Public Shares, in proportion to their ownership of Public Shares, an aggregate sum equal to the amount in the trust account, inclusive of any interest earned thereon, less claims requiring payment from the trust account by creditors who have not waived their rights, if any, against the trust account, plus its remaining assets. Holders of Fortissimo common stock issued prior to the IPO, including all of Fortissimo’s officers and directors, have waived any right to any liquidation distribution with respect to those shares.
Q. When do you expect the merger to be completed?	A. It is currently anticipated that the merger of Merger Sub into Psyop and the purchase of the Blacklist membership interests will be consummated promptly following the Fortissimo annual meeting on , 2008 and that the merger of Psyop into Fortissimo will take place within 10 days thereafter. For a description of the conditions for the completion of the merger, please see “The Merger Agreement — Conditions to the Closing of the Merger.”
Q. What do I need to do now?	A. Fortissimo urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the merger will affect you as a stockholder of Fortissimo. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?	A. If you are a holder of record of Fortissimo common stock, you may vote in person at the annual meeting or by submitting a proxy for the annual meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the meeting and vote in person, obtain a proxy from your broker, bank or nominee.
Q. If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?	A. No. Your broker, bank or nominee cannot vote your shares unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.
Q. May I change my vote after I have mailed my signed proxy card?	A. Yes. Send a later-dated, signed proxy card to Fortissimo’s Vice President at the address set forth below prior to the date of the annual meeting or attend the annual meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to Fortissimo’s Vice President, whose address is listed below. Such notice must be received by Fortissimo’s Vice President prior to the annual meeting.
Q. What should I do with my stock certificates?	A. Fortissimo stockholders who do not elect to have their shares converted into the pro rata share of the trust account should not submit their stock certificates now or after the merger, because their shares will not be converted or exchanged in the merger. Fortissimo stockholders who vote against the merger and exercise their conversion rights must deliver their certificates to Fortissimo’s transfer agent (either physically or electronically) after the meeting within the period specified in a notice that you will receive from Fortissimo, as described above.
Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Fortissimo shares.
Q. Who can help answer my questions?	A. If you have questions about the merger or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:
Marc S. Lesnick, Vice President Fortissimo Acquisition Corp. 14 Hamelacha Street Park Afek PO Box 11704 Rosh Ha’ayin 48091 Israel (011) 972-3-915-7400
Or
[Proxy Solicitor]

You may also obtain additional information about Fortissimo from documents filed with the Securities and Exchange Commission (“SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”
If you intend to vote against the merger and seek conversion of your shares, you will need to deliver your stock certificate (either physically or electronically) to our transfer agent at the address below after the meeting and within the period specified in the notice you will receive from Fortissimo, as described above. If you have questions regarding the certification of your position or delivery of your stock certificate, please contact:
American Stock Transfer & Trust Company 59 Maiden Lane New York, NY 10038 Telephone: (718) 921-8201

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement and does not contain all of the information that is important to you. To better understand the merger, you should read this entire document carefully, including the merger agreement attached as Annex A to this proxy statement. The merger agreement is the legal document that governs the merger and the other transactions that will be undertaken in connection with the merger. It is also described in detail elsewhere in this proxy statement.

The Parties

Fortissimo

Fortissimo Acquisition Corp. is a blank check company formed on December 27, 2005 to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business that has operations or facilities located in Israel or that is a company operating outside of Israel which Fortissimo management believes would benefit from establishing operations or facilities in Israel.

If Fortissimo does not complete the merger or another business combination by October 11, 2008, its corporate existence will cease and it will promptly dissolve and distribute to its public stockholders the amount in its trust account plus any remaining non-trust account funds after payment of its liabilities.

The Fortissimo common stock, warrants to purchase common stock and units (each unit consisting of one share of common stock and two warrants to purchase common stock) are quoted on the OTC Bulletin Board under the symbols FSMO for the common stock, FSMOW for the warrants and FSMOU for the units. Fortissimo has applied to the NASDAQ Capital Market to have its shares listed for trading upon consummation of the merger but there is no assurance that its application will be granted.

The mailing address of Fortissimo’s principal executive office is 14 Hamelacha Street, Park Afek, Rosh Ha’ayin 48091, Israel. After the consummation of the merger, it will be 124 Rivington Street, New York, New York 10002, where Psyop’s principal executive offices are located. Fortissimo presently does not maintain a website. After the merger, its website address will be www.psyop.tv, which is Psyop’s website address.

Psyop

Headquartered in New York City, Psyop is an award-winning provider of design based 3D animation, innovative visual effects and digital content for the advertising market. Psyop produces creative advertisements on behalf of premier brands in a variety of industries, including food and beverage, sports, automotive, retail and financial services. In addition to its creative production for television advertising, Psyop has recently expanded into producing content for other, growing forms of electronic marketing including short themed branded films, ads shown in movie theaters, in-store and site specific presentations and the internet.

Psyop’s principal executive offices are located at 124 Rivington Street, New York, New York 10002. Its website address is www.psyop.tv.

Please see “Business of Psyop.”

The Merger

The merger agreement provides for a business combination transaction by means of a merger of Merger Sub into Psyop, with Psyop being the surviving corporation of the merger and becoming a wholly owned subsidiary of Fortissimo, which will be followed by a merger of Psyop into Fortissimo. The merger agreement also provides for Fortissimo to purchase all of the outstanding membership interests of Blacklist. Please see “The Merger Proposal — Structure of the Merger.”

Pursuant to the merger agreement, at the closing of the merger of Merger Sub into Psyop and the purchase of the Blacklist membership interests, Fortissimo will pay Psyop’s shareholders merger consideration of 3,337,941 shares of Fortissimo’s common stock and $10,140,079 cash, 10% of each of which will be placed in escrow to provide a fund for the payment of claims under Fortissimo’s rights to indemnity set forth in the merger agreement.

The Psyop shareholders will also receive up to a maximum total of $13,750,000, payable two-thirds in shares of Fortissimo common stock and one-third in cash, to the extent Psyop achieves, for the years 2008, 2009 and 2010 specified revenue and EBITDA milestones. The maximum number of shares of Fortissimo common stock that the Psyop shareholders would be entitled to receive upon achievement of the milestones will be issued to them at the closing of the merger pursuant to the provisions of Restricted Stock Agreements and placed in escrow pursuant to the Escrow Agreement. Such shares will be valued at the average of the closing prices of the Fortissimo common stock for the 30 trading days ending on the second trading day prior to the date of the closing of the merger. The Restricted Stock Agreements will provide that all shares above those to which the Psyop shareholders will be entitled to retain upon partial attainment of the milestones will be returned to Fortissimo and canceled. It will also provide that a Psyop shareholder whose employment with Fortissimo after the merger is terminated by Fortissimo for “cause” or who terminates such employment without “good reason” (as such terms are defined in the shareholder’s employment agreement with Fortissimo) will forfeit all such shares to which he would otherwise be entitled for the year in which such termination occurs and future years, in which event milestone shares he or she would have been entitled to retain with respect to periods ending on or after the date of termination will be reallocated among the other eligible Psyop shareholders. A copy of the form of Restricted Stock Agreement is annexed to this proxy statement as Annex E.

The Psyop shareholders will also receive an additional maximum payment of $8,000,001, payable two-thirds in shares of Fortissimo common stock (valued at the closing price of Fortissimo common stock on the date the warrants are redeemed or expire, as applicable) and one-third in cash, if at least a majority of the warrants issued in Fortissimo’s IPO are exercised prior to their expiration. The maximum amount will be increased to $10,000,000 if Fortissimo issues a call to redeem its warrants upon the price of the Fortissimo common stock reaching the levels at which it is entitled to make such call. Such amounts will be proportionately lower to the extent that fewer than all, but a majority or greater, of the warrants are exercised.

Please see “The Merger Proposal — Merger Consideration.”

Fortissimo and Psyop plan to complete the merger promptly after the Fortissimo annual meeting, provided that:

•	Fortissimo’s stockholders have approved the merger proposal;
•	holders of fewer than 20% of the Public Shares have voted against the merger proposal and demanded conversion of their shares into cash; and
•	the other conditions specified in the merger agreement have been satisfied or waived.

Please see “The Merger Agreement — Conditions to Closing of the Merger.”

Interests of Fortissimo’s Directors and Officers in the Merger

When you consider the recommendation of Fortissimo’s board of directors in favor of approval of the merger proposal, you should keep in mind that Fortissimo’s executive officers and members of Fortissimo’s board have interests in the merger that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	If the merger is not approved, Fortissimo will have to find another company with which to consummate a business combination. If it is unable to consummate a business combination by October 11, 2008, it will be forced to liquidate. In such event, the 1,333,334 shares of common stock held by Fortissimo Capital Fund GP, LP (“FCF”), Yair Seroussi and Michael Chill, to whom we collectively refer as the Fortissimo Insider Stockholders, that were acquired prior to or concurrently with the IPO will be worthless because the Fortissimo Insider Stockholders are not entitled to receive any liquidation proceeds with respect to such shares. Such shares had an aggregate market value of $ based on the last sale price of $ on the OTC Bulletin Board on , 2008, the record date. The Fortissimo Insider Stockholders paid $25,000 for 1,000,000 shares (the “Original Shares”) and $2,000,004 for the 333,334 units of Fortissimo securities (the “Insider Units”) that include the 333,334 shares included in the Insider Units (the “Insider Unit Shares”).

•	In addition, the 666,668 warrants included in the Insider Units will become worthless if the merger is not consummated. These warrants had an aggregate market value of $ based upon the last sale price of $ on the OTC Bulletin Board on , 2008, the record date.
•	If we are unable to complete a business combination by October 11, 2008 and are forced to liquidate, our directors (Yuval Cohen, Eli Blatt, Marc Lesnick, Shmoulik Barashi and Yochai Hacohen) will be jointly and severally liable under certain circumstances (for example, if a vendor does not waive any rights or claims to the trust account) to ensure that the proceeds in the trust account are not reduced by the claims of certain prospective target businesses and vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us. However, we cannot assure you that they will be able to satisfy those obligations if they are required to do so.

Interests of Psyop’s Shareholders, Directors and Officers in the Merger

You should also consider the interests of Psyop’s shareholders, directors and officers in the merger. These include:

•	Psyop’s shareholders will receive 3,337,941 shares of Fortissimo common stock and $10,140,079 cash upon consummation of the merger and will be entitled to receive up to an additional 1,588,677 shares of Fortissimo common stock (based on a price of $5.77 per share) and $4,583,333 cash to the extent that Fortissimo achieves certain revenue and EBITDA milestones for the years 2008, 2009 and 2010. They will also receive as much as $10,000,000 in stock and cash if at least a majority of the warrants issued in Fortissimo’s IPO are exercised.
•	All of Psyop’s shareholders entered into three-year employment agreements effective upon the consummation of the merger that will provide them with specified salaries and other benefits.

Please see “The Merger Proposal — Merger Consideration” and “Directors and Executive Officers of Fortissimo Following the Merger — Employment Agreements.”

Fairness Opinion

Pursuant to an engagement letter dated July 11, 2007, we engaged Houlihan Smith & Company Inc. (“Houlihan Smith”) to render an opinion that our acquisition of the stock of Psyop on the terms and conditions set forth in the merger agreement is fair to our stockholders from a financial point of view and that the fair market value of Psyop is at least equal to 80% of Fortissimo’s net assets at the time of the merger. Houlihan Smith is an investment banking firm that regularly is engaged in the evaluation of businesses and their securities in connection with acquisitions, corporate restructuring, private placements and for other purposes. Fortissimo’s board of directors determined to use the services of Houlihan Smith because it is a recognized investment banking firm that has substantial experience in similar matters. The engagement letter provides that we will pay Houlihan Smith a fee of $50,000 (which has been paid) and will reimburse Houlihan Smith for its reasonable out-of-pocket expenses, including attorneys’ fees. Fortissimo has also agreed to indemnify Houlihan Smith against certain liabilities that may arise out of the rendering of the opinion.

Houlihan Smith delivered its written opinion to Fortissimo’s board of directors on December 10, 2007, which stated that, as of such date, and based upon and subject to the assumptions made, matters considered and limitations on its review as set forth in the opinion, (i) the consideration then agreed to be paid by us in the merger was fair to our stockholders from a financial point of view, and (ii) the fair market value of Psyop was at least equal to 80% of Fortissimo’s net assets at the time of the merger. Houlihan Smith delivered a bring down letter to Fortissimo on December 20, 2007, reaffirming as of December 20, 2007, all of the statements made in its written opinion.

The amount of the merger consideration to be paid by Fortissimo to Psyop’s shareholders was determined pursuant to negotiations between Fortissimo and Psyop and not pursuant to recommendations of Houlihan Smith. The full text of Houlihan Smith’s written opinion, attached to this proxy statement as Annex F, and the full text of Houlihan Smith’s bring-down opinion, attached to this proxy statement as Annex G, are each is incorporated by reference into this proxy statement. You are encouraged to read the Houlihan Smith opinions carefully and in their entirety for descriptions of the assumptions made, matters considered, procedures followed and limitations on the review undertaken by Houlihan Smith in rendering them. However, it is

Houlihan Smith’s view that its duties in connection with its fairness opinion extend solely to Fortissimo’s board of directors and that it has no legal responsibilities in respect thereof to any other person or entity (including Fortissimo stockholders) under the law of the State of Illinois, which is the governing law under the terms of the engagement letter between Fortissimo and Houlihan Smith. Houlihan Smith has consistently taken this view with respect to all of its fairness opinions, which Fortissimo believes is a generally accepted practice of issuers of such opinions. Fortissimo acceded to Houlihan Smith’s position because it was made a condition to its engagement of Houlihan Smith. Please see “The Merger Proposal — Fairness Opinion.”

The Capitalization Amendment Proposal

Assuming the merger proposal is approved, Fortissimo stockholders are also being asked to approve an amendment to our second amended and restated certificate of incorporation, to be effective prior to the close of the merger, to increase the number of authorized shares of Fortissimo capital stock from 22,000,000 shares to 51,000,000 shares.

The Charter Amendment Proposal

Assuming the merger proposal is approved, Fortissimo stockholders are also being asked to approve amendments to our second amended and restated certificate of incorporation, to be effective after the closing of the merger, to, among other things, (i) change Fortissimo’s name from “Fortissimo Acquisition Corp.” to “Psyop, Inc.”, (ii) amend Article Sixth to change the term of our corporate existence to perpetual from one that now is scheduled to end on October 11, 2008, (iii) remove the preamble and sections A through D, inclusive, of Article Seventh and redesignate section E of Article Seventh as Article Seventh and (iv) add Article Eleventh to prohibit stockholders from acting by written consent. Please see “Capitalization Amendment Proposal” and “Charter Amendment Proposal.”

The Incentive Compensation Plan Proposal

Assuming the merger proposal is approved, Fortissimo stockholders are also being asked to approve the adoption of the 2008 stock incentive plan, pursuant to which Fortissimo will reserve up to 865,390 shares of common stock, for issuance in accordance with the stock incentive plan’s terms. The stock incentive plan has been established to enable us to attract, retain, motivate and provide additional incentives to certain directors, officers, employees, consultants and advisors, whose contributions are essential to our growth and success by enabling them to participate in our long-term growth through the exercise of stock options and the ownership of our stock. Please see “The Incentive Compensation Plan Proposal.” Additionally, the stock incentive plan is attached as Annex D to this proxy statement. We encourage you to read the plan in its entirety.

The Director Election Proposal; Management of Fortissimo

Assuming the merger proposal is approved, seven directors will be elected to Fortissimo’s board of directors, of whom two will serve until the annual meeting to be held in 2009, two will serve until the annual meeting to be held in 2010 and three will serve until the annual meeting to be held in 2011 and, in each case, until their successors are elected and qualified.

Upon consummation of the merger, if management’s nominees are elected, the directors of Fortissimo will be classified as follows:

•	in the class to stand for reelection in 2009: and ;
•	in the class to stand for reelection in 2010: and ; and
•	in the class to stand for reelection in 2011: , and .

Upon the consummation of the merger, the executive officers of Fortissimo, and the Fortissimo subsidiary, will be Justin Booth-Clibborn, Chief Executive Officer and Sandy Selinger, Vice President of Operations and Finance. Each of Messrs. Booth-Clibborn and Mr. Selinger is currently an executive officer of Psyop.

If the merger is not approved by Fortissimo’s stockholders at the annual meeting, the director election proposal will not be presented to the meeting for a vote and Fortissimo’s current directors will continue in office until Fortissimo is liquidated or until another merger proposal is approved by the stockhkolders.

Please see “The Director Election Proposal.”

Adjournment Proposal

If, based on the tabulated vote, there are not sufficient votes at the time of the annual meeting to authorize Fortissimo to consummate the merger, Fortissimo's board of directors may submit a proposal to adjourn the annual meeting to a later date or dates, if necessary, to permit further solicitation of proxies. Please see “Adjournment Proposal.”

Vote of Fortissimo Insider Stockholders

As of        , 2008, the Fortissimo Insider Stockholders, beneficially owns and are entitled to vote the Original Shares, which were issued to the Fortissimo Insider Stockholders prior to Fortissimo’s IPO. In addition, FCF owns the Insider Units that it acquired concurrently with the consummation of the IPO, each Insider Unit consisting of one share of common stock and two warrants, each entitling the holder to purchase one share of common stock. The total of the Original Shares and the Insider Unit Shares constitute approximately 22.7% of the outstanding shares of our common stock on such date. In connection with its IPO, the holders of Original Shares and the Insider Units entered into agreements with EarlyBirdCapital, Inc. (“EarlyBirdCapital”), the underwriter of the IPO, pursuant to which each Fortissimo Inside Stockholder agreed to vote his or its Original Shares and Insider Units Shares on the merger proposal in accordance with the majority of the votes cast by the holders of Public Shares. The Fortissimo Insider Stockholders have also indicated that they intend to vote their Original Shares and Insider Unit Shares in favor of all other proposals being presented at the meeting. The Original Shares and the Insider Unit Shares have no liquidation rights and will be worthless if no business combination is effected by Fortissimo. In connection with the IPO, the Fortissimo Insider Stockholders entered into lock-up agreements with EarlyBirdCapital restricting the sale of their Original Shares until the earlier of October 11, 2009 or the consummation of a liquidation, merger, stock exchange or other similar transaction which results in all of Fortissimo’s stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to Fortissimo consummating a business combination. FCF has also agreed not sell the Insider Units or the underlying securities until after Fortissimo has completed a business combination.

Date, Time and Place of Annual Meeting of Fortissimo’s Stockholders

The annual meeting of the stockholders of Fortissimo will be held at   :00 a.m., eastern time, on       , 2008, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, Fortissimo’s counsel, at 399 Park Avenue, 31st Floor, New York, New York 10022 to consider and vote upon the merger proposal, the capitalization amendment proposal, the charter amendment proposal, the incentive compensation plan proposal and the director election proposal. A proposal to adjourn the meeting to a later date or dates may be presented, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the annual meeting, Fortissimo is not authorized to consummate the merger. Please see “Adjournment Proposal” for more information.

Voting Power; Record Date

Fortissimo stockholders will be entitled to vote or direct votes to be cast at the annual meeting if they owned shares of Fortissimo common stock at the close of business on        , 2008, which is the record date for the annual meeting. Each stockholder will have one vote for each share of Fortissimo common stock owned at the close of business on the record date. Holders of Fortissimo warrants do not have voting rights. On the record date, there were        shares of Fortissimo common stock outstanding, of which               were Public Shares and              were shares held by insiders acquired prior to or concurrently with the IPO.

Quorum and Vote of Fortissimo Stockholders

A quorum of Fortissimo stockholders is necessary to hold a valid meeting. A quorum will be present if holders of at least a majority of the issued and outstanding shares entitled to vote are present in person or by proxy at the meeting. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

•	Pursuant to Fortissimo’s charter, the approval of the merger proposal requires the affirmative vote of the holders of a majority of the Public Shares voted on the proposal at the meeting. The merger will not be consummated and the remaining proposals will not be presented at the meeting if the holders of 20% or more of the Public Shares (907,000 shares or more) vote against the merger proposal and demand to convert their shares into a pro rata portion of our trust account.

•	The approval of the capitalization amendment proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Fortissimo common stock on the record date.
•	The approval of the charter amendment proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Fortissimo common stock on the record date.
•	The approval of the incentive compensation plan proposal requires the affirmative vote of the holders of a majority of the shares of Fortissimo common stock present in person or represented by proxy and entitled to vote thereon at the meeting.
•	The election of directors requires a plurality vote of the shares of common stock present in person or represented by proxy and entitled to vote thereon at the annual meeting. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of abstentions, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.
•	The approval of an adjournment proposal requires the affirmative vote of the holders of a majority of the shares of Fortissimo common stock present in person or represented by proxy and entitled to vote thereon at the meeting.

Abstentions will have the same effect as a vote “AGAINST” the capitalization amendment proposal, the charter amendment proposal, the incentive compensation plan proposal and the adjournment proposal, if the latter is presented, but will have no effect on the merger proposal or the director election proposal. Broker non-votes, while considered present for the purposes of establishing a quorum, will have the effect of votes against the capitalization amendment proposal and the charter amendment proposal, but will have no effect on the merger proposal, the incentive compensation plan proposal, the director election proposal or the adjournment proposal. Please note that you cannot seek conversion of your shares unless you affirmatively vote against the merger proposal.

The approval of the merger proposal is conditioned upon the approval of the capitalization amendment proposal and the charter amendment proposal but not the incentive compensation plan proposal, the director election proposal or the adjournment proposal. The approval of each of the other proposals, other than the adjournment proposal, is conditioned upon the approval of the merger proposal.

Conversion Rights

Pursuant to Fortissimo’s second amended and restated certificate of incorporation, a holder of Public Shares may, if the stockholder affirmatively votes against the merger proposal, demand that Fortissimo convert such shares into cash. Please see “Annual Meeting of Fortissimo Stockholders — Conversion Rights” for the procedures to be followed if you wish to convert your shares into cash. If properly demanded, Fortissimo will convert each Public Share into a pro rata portion of the trust account, inclusive of any interest thereon, calculated as of two business days prior to the consummation of the merger. As of the record date, this would amount to approximately $        per share. If you exercise your conversion rights, then you will be exchanging your shares of Fortissimo common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you affirmatively vote against the merger proposal, properly demand conversion and, after the meeting, tender your stock certificate to our transfer agent within the time period specified in a notice you will receive from Fortissimo, which period will be not less than 20 days from the date of such notice. If the merger is not completed for any reason, these shares will not be converted into cash.

The merger will not be consummated if the holders of 20% or more of the Public Shares vote against the merger proposal and exercise their conversion rights.

Liquidation Upon Failure to Complete Merger

If Fortissimo is unable to complete the merger or another business combination by October 11, 2008, it will be forced to liquidate and the holders of Public Shares will receive an amount per share equal to the amount of funds in the trust account at the time of a liquidation distribution divided by the number of Public Shares. Although both the per share liquidation price and the per share conversion price are equal to the amount of trust funds in the trust account divided by the number of Public Shares, the amount a holder of Public Shares would receive in liquidation may be greater or less than the amount such a holder would have received had it sought conversion of his shares and Fortissimo consummates the acquisition because (i) there will be greater earned interest in the trust account at the time of a liquidation distribution since it would occur at a later date than a conversion and (ii) Fortissimo may incur expenses it otherwise would not incur if Fortissimo consummates the acquisition, including, potentially, claims requiring payment from the trust account by creditors who have not waived their rights against the trust account. Our directors (Yuval Cohen, Eli Blatt, Marc Lesnick, Shmoulik Barashi and Yochai Hacohen) will be personally liable under certain circumstances (for example, if a vendor successfully makes a claim against funds in the trust account) to ensure that the proceeds in the trust account are not reduced by the claims of prospective target businesses and vendors or other entities that are owed money by us for services rendered or products sold to us. While Fortissimo has no reason to believe that Messrs. Cohen, Blatt, Lesnick, Barashi and Hacohen will not be able to satisfy those obligations, there cannot be any assurance to that effect. Please see “Other Information Related to Fortissimo — Liquidation If No Business Combination” for additional information.

Appraisal Rights

Fortissimo stockholders do not have appraisal rights in connection with the merger under the Delaware General Corporation Law (“DGCL”).

Proxies

The proxies are being solicited by Fortissimo’s board of directors and may be solicited by mail, telephone or in person. Fortissimo has engaged        to assist in the solicitation of proxies. Fortissimo will pay        a fee of approximately $        plus disbursements. Such fee will be paid with funds outside of the trust account.

If you grant a proxy, you may still vote your shares in person if you revoke your proxy before the annual meeting. You may also change your vote by submitting a later-dated proxy.

Lock-Up and Trading Restriction Agreement; Registration

Pursuant to the merger agreement, at the closing, each Psyop shareholder will enter into a Lock-up and Trading Restriction Agreement with Fortissimo that will provide that, except with Fortissimo’s consent, which may be withheld for any reason, no Fortissimo shares received by him or her in the merger may be sold for a period of one year following the closing and that no more than one-third of such Fortissimo shares may be sold during the second year following the closing, after which any or all of such shares may be sold. The certificates representing such shares will be legended to such effect. Fortissimo has agreed to use its best efforts to register the shares to be issued to the Psyop shareholders for resale to the public within 11 months after the closing of the merger.

The Lock-up and Trading Restriction Agreement also provides that sales of the shares of Fortissimo common stock received by the Psyop shareholders in the merger, in the aggregate on any trading day, may not exceed 10% of the average daily trading volume over the 20 trading days before such day, and that sales, in the aggregate in any week, cannot exceed 30% of the average daily trading volume over the 20 trading days before such week, subject to oversight by a trading restriction administrator. These trading restrictions will remain in effect for the three years following the closing of the merger.

A copy of the Lock-up and Trading Restriction Agreement is attached to this proxy statement as Annex H.

Recommendation to Stockholders

Fortissimo’s board of directors believes that the merger proposal, the capitalization amendment proposal, the charter amendment proposal, the incentive compensation plan proposal, the director election proposal and the adjournment proposal to be presented at the annual meeting are fair to and in the best interest of Fortissimo’s stockholders and unanimously recommends that its stockholders vote “FOR” each of the proposals.

Termination, Amendment and Waiver

The merger agreement may be terminated at any time, but not later than the closing, as follows:

•	By mutual written consent of Fortissimo and Psyop;
•	By either Fortissimo or Psyop if the merger is not consummated on or before October 11, 2008, provided that such termination is not available to a party whose failure to fulfill an obligation under the merger agreement has been a cause of or resulted in the failure of the merger to be consummated before such date;
•	By either Fortissimo or Psyop if a governmental entity shall have issued an order, decree, judgment or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger, which order, decree, judgment, ruling or other action is final and nonappealable;
•	By either Fortissimo or Psyop or its shareholders if the other party has breached any of its covenants or representations and warranties and has not cured its breach within twenty days of the notice of an intent to terminate, provided that the terminating party is itself not in breach; and
•	By either Fortissimo or Psyop if, at the Fortissimo stockholder meeting, the merger agreement shall fail to be approved by the affirmative vote of the holders of a majority of the Public Shares present in person or represented by proxy and entitled to vote at the annual meeting or the holders of 20% or more of the Public Shares exercise conversion rights.

If the merger agreement is terminated by a party because of the other party’s breach, the terminating party will be entitled to a payment of $2,000,000 from the breaching party within one business day after such termination, as liquidated damages and not as a penalty and in lieu of any other right or remedy that the terminating party may have against the other parties to the merger agreement for such breach.

If permitted under applicable law, either Psyop or Fortissimo may waive any inaccuracies in the representations and warranties made to such party contained in the merger agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the merger agreement. The condition requiring that the holders of fewer than 20% of the Public Shares affirmatively vote against the merger proposal and demand conversion of their shares into cash may not be waived. We cannot assure you that any or all of the conditions will be satisfied or waived.

Federal Income Tax Consequences of the Merger

The merger will not be a taxable event for Fortissimo or the Fortissimo stockholders for United States federal income tax purposes. Thus, no gain or loss will be recognized in the merger by the U.S. holders of Fortissimo common stock if their conversion rights are not exercised.

A U.S. holder of Fortissimo common stock who exercises conversion rights and effects a termination of the stockholder’s interest in Fortissimo (a converting holder) generally will be required to recognize gain or loss upon the exchange of that converting holder’s shares of common stock of Fortissimo for cash. Such gain or loss will be measured by the difference between the amount of cash received and the tax basis of that the converting holder’s shares of Fortissimo common stock. This gain or loss will be a capital gain or loss if such shares were held as a capital asset on the date of the merger and will be a long-term capital gain or loss if the holding period for the shares is more than one year.

For a description of the material United States federal income tax consequences of the merger, please see the information set forth in “The Merger Proposal — Material United States Federal Income Tax Consequences of the Merger.”

Anticipated Accounting Treatment

The merger will be accounted for under the purchase method of accounting as a reverse acquisition in accordance with U.S. generally accepted accounting principles. Under this method of accounting, Fortissimo will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on Psyop comprising the ongoing operations of the combined entity and senior management of the combined company. In accordance with guidance applicable to these circumstances, the merger will be considered to be a capital transaction in substance. Accordingly, for accounting purposes, the merger will be treated as the equivalent of Psyop issuing stock for the net assets of Fortissimo, accompanied by a recapitalization. The net assets of Fortissimo will be stated at fair value, which is considered to approximate historical cost, with no goodwill or other intangible assets recorded. Operations prior to the merger will be those of Psyop.

Regulatory Matters

The merger and the transactions contemplated by the merger agreement are not subject to any additional federal or state regulatory requirement or approval, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), except for filings with the States of New York and Delaware necessary to effectuate the transactions contemplated by the merger agreement.

Risk Factors

In evaluating the merger proposal, the capitalization amendment proposal, the charter amendment proposal, the incentive compensation plan proposal, the director election proposal and the adjournment proposal, you should carefully read this proxy statement and especially consider the factors discussed in “Risk Factors.”

SELECTED HISTORICAL FINANCIAL INFORMATION

The following financial information is provided to assist you in your analysis of the financial aspects of the merger. Fortissimo’s historical information is derived from (i) its audited financial statements as of December 31, 2006 and as of December 31, 2005 and for the fiscal years then ended and (ii) its unaudited financial statements as of September 30, 2007 and September 30, 2006, and for the nine month periods then ended and the cumulative period from December 27, 2005 (inception) to September 30, 2007. Psyop’s historical information is derived from (i) its audited financial statements as of December 31, 2006 and December 31, 2005 and for the fiscal years then ended, (ii) its unaudited financial statements as of December 31, 2004, December 31, 2003 and December 31, 2002 and for the fiscal years then ended and (iii) its unaudited financial statements as of September 30, 2007 and September 30, 2006, and for the nine month periods then ended.

In the opinion of the managements of each of Fortissimo and Psyop, the respective unaudited financial statements include all adjustments (consisting of normal recurring adjustments) that are necessary for a fair presentation of such financial statements. Psyop’s interim financial statements for the nine month periods ended September 30, 2007 and September 30, 2006 were not required to be reviewed and therefore were not reviewed by an independent registered public accounting firm using professional review standards and procedures. Fortissimo’s interim financial statements for the nine month periods ended September 30, 2007 and September 30, 2006 were reviewed by an independent registered public accounting firm.

The information is only a summary and should be read in conjunction with each of Psyop’s and Fortissimo’s historical consolidated financial statements and related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Fortissimo” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Psyop” contained elsewhere herein. The historical results included below and elsewhere in this document are not indicative of the future performance of Psyop or Fortissimo.

Selected Historical Financial Information of Fortissimo

Statement of Operation Data:

	Nine Months Ended September 30, 2007	Year Ended December 31, 2006	For the Period from December 27, 2005 (Inception) to December 31, 2005
Revenues	—	—	—
General and administrative expenses	337,429	89,973	3,000
Operating loss	(337,429)	(89,973)	(3,000)
Financial income, net	656,054	223,775	—
Net income (loss)	318,625	89,329	(3,000)
Net income (loss) per share	0.05	0.04	(0.00)

Balance Sheet Data:

	September 30,	December 31,
	2007	2006	2005
Total assets (including US Government securities deposited in Trust Fund)	27,760,164	27,290,542	94,500
Total liabilities	696,524	545,527	72,500
Common stock, subject to possible conversion	5,248,907	5,248,907	—
Stockholders’ equity	21,814,733	21,496,108	22,000
Total liabilities and stockholders’ equity	27,760,164	27,290,542	94,500

Selected Historical Financial Information of Psyop

	Nine Months Ended September 30,		Years Ended December 31,
	2007*	2006*	2006	2005	2004*	2003*	2002*
Statement of Operations Data:
Net sales	$19,808,425	$11,724,729	$15,828,334	$10,738,824	$8,871,090	$5,375,667	$3,772,060
Cost of sales	13,524,735	8,024,920	12,368,208	8,107,719	6,699,301	4,233,123	2,640,960
Gross profit	6,283,690	3,699,809	3,460,126	2,631,105	2,171,789	1,142,544	1,131,100
Selling, general and administrative expenses	3,245,854	2,976,187	3,781,428	2,622,434	1,512,688	806,482	747,103
Operating income (loss)	3,037,836	723,622	(321,302)	8,671	659,101	336,062	383,997
Interest income	18,144	669	4,116	1,879	994	1,647	—
Interest expense	(40,813)	(60,823)	(80,700)	(98,470)	(46,667)	(6,571)	(13,702)
Other	—	—	12,319	7,700	—	—	—
Income before taxes	3,015,167	663,468	(385,567)	(80,220)	613,428	331,138	370,295
Income tax provision (benefit)	280,359	(145,118)	(77,782)	(33,148)	93,741	23,917	177,746
Net income (loss)	$2,734,808	$808,586	$(307,785)	$(47,072)	$519,687	$307,221	$192,549
Cash Flow Data:
Cash provided by (used in):
Operating activities	$1,931,420	$1,737,194	$1,297,081	$(246,291)	$612,754	$527,455	$76,848
Investing activities	$(1,043,635)	$(534,755)	$(387,486)	$(353,377)	$(629,802)	$(565,280)	$(186,373)
Financing activities	$(318,435)	$(781,308)	$(1,038,250)	$665,750	$(48,696)	$36,304	$374,000
Balance Sheet Data: (end of period)
Cash and cash equivalents	$799,042	$669,535	$229,692	$358,347	$292,265	$358,009	$359,530
Total assets	$6,077,697	$5,244,251	$4,090,234	$2,814,480	$951,093	$933,679	$810,338
Total stockholders' equity (deficit)	$3,110,894	$1,488,620	$371,457	$668,520	$1,597,235	$1,077,548	$770,327
Other Financial Data:
EBITDA(1)	$3,402,385	$1,069,099	$151,653	$355,609	$980,155	$507,242	$452,645

*	Unaudited
(1)	Represents net income (loss) before deductions for interest, income taxes, depreciation and amortization. Psyop believes that EBITDA is useful measure to stockholders of comparative operating performance, as it is less susceptible to variances in net income resulting from depreciation and amortization and more reflective of changes in our revenue and cost drivers and other factors that affect operating performance. We also present EBITDA because we believe it is useful to stockholders as a way to evaluate our ability to incur and service debt, make capital expenditures and meet working capital requirements. EBITDA is not intended as a measure of our operating performance, as an alternative to net income (loss) or as an alternative to any other performance measure in conformity with U.S. generally accepted accounting principles or as an alternative to cash flow provided by operating activities as a measure of liquidity. The following is a reconciliation of net income to EBITDA:

The following table provides the calculation of EBITDA and a reconciliation of EBITDA to cash flow from operating activities:

	Nine Months Ended September 30,		Years Ended December 31,
	2007*	2006*	2006	2005	2004*	2003*	2002*
Net income	$2,734,808	$808,586	$(307,785)	$(47,072)	$519,687	$307,221	$192,549
Interest expense, net	22,669	60,154	76,584	96,591	45,673	4,924	13,702
Depreciation and amortization	364,549	345,477	460,636	339,238	321,054	171,180	68,648
Income tax expense (benefit)	280,359	(145,118)	(77,782)	(33,148)	93,741	23,917	177,746
EBITDA(1)	$3,402,385	$1,069,099	$151,653	$355,609	$980,155	$507,242	$452,645

*	Unaudited

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated balance sheet is derived from and combines the historical unaudited balance sheets of Fortissimo and Psyop as of September 30, 2007, giving effect to the transactions described in the merger agreement, which are being accounted for as a reverse merger (Psyop will be the accounting acquirer), as if they had occurred on the last day of the period.

The following unaudited pro forma condensed consolidated statement of income is derived from and combines (i) the historical audited statements of income of Fortissimo and Psyop for the fiscal year ended December 31, 2006 and (ii) the historical unaudited statements of income of Fortissimo and Psyop for the nine months ended September 30, 2007, giving effect to the transactions described in the merger agreement with purchase accounting applied to the acquired Psyop assets as if they had occurred on January 1, 2006.

The historical financial information has been adjusted to give pro forma effect to events that are directly attributable to the transaction, are factually supportable and, in the case of the pro forma income statements, have a recurring impact.

The acquisition will be accounted for under the purchase method of accounting, as a reverse merger in which Psyop is the accounting acquirer. The assets and liabilities of Fortissimo will be recorded at their historical cost, which is considered to be the equivalent of fair value, with no goodwill recorded and no increment in combined stockholders’ equity.

The unaudited pro forma condensed consolidated balance sheet at September 30, 2007 and unaudited pro forma condensed consolidated statement of income for the nine months ended September 30, 2007 and the fiscal year ended December 31, 2006 have been prepared using two different levels of approval of the transaction by the Fortissimo stockholders, as follows:

•	Assuming No Conversions: This presentation assumes that none of the holders of Public Shares exercise their conversion rights; and
•	Assuming Maximum Conversions: This presentation assumes that 19.99% of the holders of Public Shares exercise their conversion rights.

Fortissimo is providing this information to aid you in your analysis of the financial aspects of the transaction. The unaudited pro forma financial statements are not necessarily indicative of the financial position or results of operations that may have actually occurred had the transaction taken place on the dates noted, or the future financial position or operating results of the combined company.

Unaudited Pro Forma Condensed Consolidated Balance Sheets as of September 30, 2007

	Psyop	Fortissimo	Pro Forma Adjustments (Assuming No Conversion)		Pro Forma (Assuming No Conversion)	Pro Forma Adjustments (Assuming Maximum Conversion)		Pro Forma (Assuming Maximum Conversion)
ASSETS
Current assets
Cash and cash equivalents	$799,042	$261,186	$27,345,444	(a)	$15,854,280	$27,345,444	(a)	$10,387,923
			(700,000	)(c1)		(700,000	)(c1)
			(600,000	)(c2)		(600,000	)(c2)
			(10,100,000	)(d)		(10,100,000	)(d)
			(352,350	)(g)		(352,350	)(g)
						(5,248,907	)(f2)
						(217,450	)(f2)
			(799,042	)(h)		(799,042	)(h)
Accounts receivable	1,447,010				1,447,010			1,447,010
Cash held in Trust		27,345,444	(27,345,444	)(a)	0	(27,345,444	)(a)	0
Costs and estimated earnings in excess of billings	1,018,835				1,018,835			1,018,835
Prepaid income taxes	299,272				299,272			299,272
Prepaid expenses	0	1,618			1,618			1,618
Total current assets	3,564,159	27,608,248			18,621,015			13,154,658
Property and equipment, net	2,504,038				2,504,038			2,504,038
Deferred tax asset		151,916			151,916			151,916
Other assets	9,500				9,500			9,500
Total assets	$6,077,697	$27,760,164			$21,286,469			$15,820,112

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements, which are an integral part of these statements

Unaudited Pro Forma Condensed Consolidated Balance Sheets as of September 30, 2007

	Psyop	Fortissimo	Pro Forma Adjustments (Assuming No Conversion)		Pro Forma (Assuming No Conversion)	Pro Forma Adjustments (Assuming Maximum Conversion)		Pro Forma (Assuming Maximum Conversion)
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Bank line of credit	$203,525		($203,525	)(h)	$0	($203,525	)(h)	$0
Bank note payable, current portion	125,187		(125,187	)(h)	0	(125,187	)(h)	0
Capital lease obligations, current portion	193,592		(193,592	)(h)	0	(193,592	)(h)	0
Accounts payable and other current liabilities	1,189,607	101,869			1,291,476			1,291,476
Deferred trust interest income		217,450	(217,450	)(f1)	0	(217,450	)(f2)	0
Deferred income taxes	112,000				112,000			112,000
Deferred underwriting fee		352,350	(352,350	)(g)	0	(352,350	)(g)	0
Income tax payable		24,855			24,855			24,855
Billings on uncompleted contracts in excess of costs and estimated earnings	902,670				902,670			902,670
Total current liabilities	2,726,581	696,524			2,331,001			2,331,001
Long-term liabilities
Bank note payable, less current portion	21,679		(21,679	)(h)	0	(21,679	)(h)	0
Capital lease obligations, less current portion	195,543		(195,543	)(h)	0	(195,543	)(h)	0
Deferred income taxes	23,000				23,000			23,000
Total long-term liabilities	240,222	0			23,000			23,000
Common stock, subject to possible conversion		5,248,907	(5,248,907	)(f1)	0	(5,248,907	)(f2)	0
Commitments and contingencies
Stockholders’ equity
Common stock	12,600	587	(587	)(b1)	921	(587	)(b1)	809
			(12,600	)(e1)		(12,600	)(e1)
			921	(e3)		809	(e3)
Class B common stock	1,450		(1,450	)(e2)	0	(1,450	)(e2)	0
Capital in excess of par value	257,950	21,409,192	587	(b1)	16,092,653	587	(b1)	10,626,408
			404,954	(b2)		404,954	(b2)
			(700,000	)(c1)		(700,000	)(c1)
			(600,000	)(c2)		(600,000	)(c2)
			(10,100,000	)(d)		(10,100,000	)(d)
			12,600	(e1)		12,600	(e1)
			1,450	(e2)		1,450	(e2)
			(921	)(e3)		$(809	)(e3)
			5,248,907	(f1)
			217,450	(f1)
			(59,516	)(h)		(59,516	)(h)
Loan receivable, stockholder	(8,751)				(8,751)			(8,751)
Retained earnings	2,847,645	404,954	(404,954	)(b2)	2,847,645	(404,954	)(b2)	2,847,645
Total stockholders' equity	3,110,894	21,814,733			18,932,468			13,466,111
Total liabilities and stockholders' equity	$6,077,697	$27,760,164			$21,286,469			$15,820,112

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements, which are an integral part of these statements

Unaudited Pro Forma Condensed Consolidated Statements of Income
for the Nine Months Ended September 30, 2007

	Psyop	Fortissimo	Pro Forma Adjustments (Assuming No Conversion)		Pro Forma (Assuming No Conversion)	Pro Forma Adjustments (Assuming Maximum Conversion)		Pro Forma (Assuming Maximum Conversion)
Net sales	$19,808,425	$0			$19,808,425			$19,808,425
Cost of sales	13,524,735	0	226,587	(m)	13,751,322	226,587	(m)	13,751,322
Gross profit	6,283,690	0			6,057,103			6,057,103
Selling, general and administrative expenses	3,245,854	337,429	(108,534	)(j)		(108,534	)(j)
			40,990	(m)	3,515,739	40,990	(m)	3,515,739
Operating income (loss)	3,037,836	(337,429)			2,541,364			2,541,364
Interest income (expenses), net	(22,669)	656,054	161,541	(i)
			(363,816	)(l)	431,110	(363,816	)(l)	269,569
	(22,669)	656,054			431,110			269,569
Income before income taxes	3,015,167	318,625			2,972,474			2,810,933
Income tax expense	280,359	0	988,620	(n)	1,268,979	935,612	(n)	1,215,971
Net income	$2,734,808	$318,625			$1,703,495			$1,594,962
Earnings per share:
Basic					$0.19			$0.19
Diluted					$0.09			$0.10

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements, which are an integral part of these statements

Unaudited Pro Forma Condensed Consolidated Statements of Income
for the Year Ended December 31, 2006

	Psyop	Fortissimo	Pro Forma Adjustments (Assuming No Conversion)		Pro Forma (Assuming No Conversion)	Pro Forma Adjustments (Assuming Maximum Conversion)		Pro Forma (Assuming Maximum Conversion)
Net sales	$15,828,334	$0			$15,828,334			$15,828,334
Cost of sales	12,368,208	0	(1,006,076	)(k)		(1,006,076	)(k)
			553,112	(m)	11,915,244	553,112	(m)	11,915,244
Gross profit	3,460,126	0			3,913,090			3,913,090
Selling, general and administrative expenses	3,781,428	89,973	(132,000	)(k)		(132,000	)(k)
			(12,494	)(m)	3,726,907	(12,494	)(m)	3,726,907
Operating income (loss)	(321,302)	(89,973)			186,183			186,183
Interest income (expense), net	(76,584)	223,775	55,909	(i)
			(129,032	)(l)	74,068	(129,032	)(l)	18,159
Other income	12,319	0			12,319			12,319
	(64,265)	223,775			86,387			30,478
Income (loss) before income taxes	(385,567)	133,802			272,570			216,661
Income tax expense (benefit)	(77,782)	44,473	74,922	(n)	41,613	42,989	(n)	40,129
Net income (loss)	$(307,785)	$89,329			$230,957			$176,532
Earnings per Share
Basic					$0.03			$0.02
Diluted					$0.01			$0.01

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements, which are an integral part of these statements

NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. Additional Consideration & Contingent Consideration

In addition to the purchase price, Psyop shareholders will be entitled to receive additional shares and cash consideration upon the achievement of certain milestones, which include achieving EBITDA and revenue targets for each of the next three years, in accordance with the merger agreement in an aggregate amount of up to $13.75 million. Since this consideration is contingent, these pro forma financial statements do not include any adjustments to reflect the payment of such contingent consideration. This contingent consideration will be recorded as compensation ratably over the expected periods that the milestones will be achieved if Fortissimo determines it is probable the milestones will be achieved.

In addition, if a majority of the warrants issued in Fortissimo’s initial public offering are exercised prior to their expiration, Psyop's shareholders will be entitled to receive additional payment of shares and cash. Such payments are not reflected in these pro forma financial statements. Should Psyop's shareholders receive these payments, they will be accounted for as dividends.

2. Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet

(a)	Release of the funds currently held in trust by Fortissimo to operating cash account upon consummation of the merger.
(b)	Eliminate the common stock (b1) and retained earnings (b2) of Fortissimo since Fortissimo is the accounting acquiree under the purchase method of accounting.
(c)	To reflect an estimated $700,000 in transaction costs to be incurred by Psyop (c1) and $600,000 to be incurred by Fortissimo (c2).
(d)	To reflect the cash portion of the merger consideration payable to the shareholders of Psyop upon consummation of the merger.
(e)	To reflect the elimination of formercommon stock of Psyop (e1, e2) and the issuance of Fortissimo common stock (e3), in exchange for all outstanding shares of Psyop.
(f)	Release of common stock subject to conversion. Assuming no conversion, common stock subject to conversion and interest income earned on their respective funds held in trust would not have been deferred and is recorded as additional paid in capital (f1). Assuming maximum conversion, common stock subject to conversion and interest income earned on their respective funds held in trust would be returned to the converting shareholders (f2).
(g)	To reflect the payment of the deferred underwriting fees, upon the consummation of the business combination.
(h)	Cash dividend to Psyop shareholders of all net cash balances (cash net of bank loans and capital lease).
(i)	Historically, Fortissimo deferred 19.99% of the interest earned on the cash held in trust, due to the fact that up to 19.99% of the shares were subject to conversion in the event that the holders of such shares vote against the merger. The adjustment reflects the release of the deferred interest income, with respect to 19.99% of the funds held in trust.
(j)	Elimination of transaction related costs.
(k)	Elimination of the 2006 cash bonuses to Psyop shareholders.
(l)	Adjustment of interest income — to reflect the interest income that would not have been earned had the consummation of the merger occurred at the beginning of reporting period (upon the consummation of the merger the cash held in trust would have been used to pay the cash portion of the purchase price to Psyop's shareholders, to pay transaction related costs and to repay all of Psyop's credit facilities).
(m)	To reflect the agreed upon increase in wages pursuant to the terms of the employment agreements, entered into with key employees, to become effective upon consummation of the merger.

NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

2. Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet  – (continued)

(n)	To reflect the expected tax rates of the merged company. One of the acquired entities was previously an LLC whose tax treatment was different than that of the merged company, the merged company is not able to utilize Psyop's tax loss carry-forwards, and Fortissimo was not previously subject to New York State and New York City taxes.

3. Pro Forma Income Per Share

Pro forma income per share was calculated by dividing pro forma net income by the weighted average number of shares as follows, assuming Fortissimo's initial public offering occurred on January 1, 2006.

	Assuming No Exercise of Conversion Rights	Assuming Maximum Exercise of Conversion Rights
Fortissimo	5,868,334	4,961,788
Psyop	3,337,941	3,337,941
Pro forma weighted average shares — basic	9,206,275	8,299,729
Incremental shares on exercise of warrants	9,736,668	7,923,575
Pro forma weighted average shares — diluted	18,942,943	16,223,304

RISK FACTORS

You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or instruct your vote to be cast to approve the merger proposal and the other proposals to be presented for consideration at the annual meeting. If any of these factors actually occur, the business, financial condition or results of operations of Fortissimo could be materially and adversely affected, the value of our common stock could decline and stockholders could lose all or part of their investment.

Risks Related to the Merger

Our working capital will be reduced if Fortissimo stockholders exercise their right to convert their shares into cash.

Pursuant to our second amended and restated certificate of incorporation, holders of Public Shares may vote against the merger proposal and demand that we convert their shares, calculated as of two business days prior to the consummation of the merger, into a pro rata share of the trust account where a substantial portion of the net proceeds of the IPO are held. We and Psyop will not consummate the merger if holders of 20% or more Public Shares exercise these conversion rights. To the extent the merger is consummated and holders of less than 20% of the Public Shares have demanded to so convert their shares, there will be a corresponding reduction in the amount of funds available to us.

Our outstanding warrants may be exercised in the future, which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders.

Outstanding redeemable warrants to purchase an aggregate of 9,070,000 shares of common stock issued in the IPO and warrants to purchase an aggregate of 666,668 shares of common stock issued to one of the initial stockholders in a private placement concurrently with the IPO will become exercisable after the consummation of the merger. These will be exercised only if the $5.00 per share exercise price is below the market price of our common stock. To the extent such warrants or options are exercised, additional shares of our common stock will be issued, which will result in dilution to our stockholders and increase the number of shares eligible for resale in the public market. In addition, Fortissimo sold to the underwriters in the IPO an option to purchase 400,000 units at $7.50 per unit. The exercise of this option, and the exercise of the warrants included in the units issuable upon exercise of this option, would lead to further dilution and a potential increase in the number of shares eligible for resale in the public market. Sales of substantial numbers of any such shares in the public market could adversely affect the market price of such shares.

We may choose to redeem our outstanding warrants at a time that is disadvantageous to our warrant holders.

We may redeem the warrants issued as a part of our units at any time after the warrants become exercisable in whole and not in part, at a price of $0.01 per warrant, upon a minimum of 30 days’ prior written notice of redemption, if and only if, the last sales price of our common stock equals or exceeds $8.50 per share for any 20 trading days within a 30-trading day period ending three business days before we send the notice of redemption. Redemption of the warrants could force the warrant holders (1) to exercise the warrants and pay the exercise price therefor at a time when it may be disadvantageous for the holders to do so, (2) to sell the warrants at the then current market price when they might otherwise wish to hold the warrants or (3) to accept the nominal redemption price which, at the time the warrants are called for redemption, is likely to be substantially less than the market value of the warrants.

If Fortissimo stockholders fail to vote or abstain from voting on the merger proposal, or fail to deliver their shares to our transfer agent, they may not exercise their conversion rights to convert their shares of common stock of Fortissimo into a pro rata portion of the trust account.

Fortissimo stockholders holding Public Shares who affirmatively vote against the merger proposal may, at the same time, demand that we convert their shares into a pro rata portion of the trust account, inclusive of any interest thereon, calculated as of two business days prior to the consummation of the merger. Fortissimo stockholders who seek to exercise this conversion right must affirmatively vote against the merger and deliver their stock certificates to our transfer agent after the annual meeting. Any Fortissimo stockholder who fails to vote, who abstains from voting on the merger proposal or who fails to deliver his stock certificate may not exercise his conversion rights and will not receive a pro rata portion of the trust account for conversion of such stockholder’s shares. Please see “Annual Meeting of Fortissimo Stockholders — Conversion Rights” for the procedures to be followed if you wish to convert your shares to cash.

Our ability to request indemnification from Psyop for damages arising out of the merger is limited to those claims where damages exceed $500,000 in the aggregate.

At the closing of the merger, 333,794 shares of our common stock and $1,014,008 cash of the merger consideration we will pay to Psyop’s shareholders will be deposited in escrow to provide a fund for payment to Fortissimo with respect to its post-closing rights to indemnification under the merger agreement for breaches of representations and warranties and covenants by Psyop. Claims for indemnification may only be asserted by Fortissimo once the damages exceed $500,000 and, upon that amount being exceeded, are indemnifiable for the full amount of damages (from the first dollar). Except with respect to certain tax matters, recoveries are limited to the shares and cash placed in escrow. Accordingly, Fortissimo will not be entitled to indemnification even if Psyop is found to have breached its representations and warranties and covenants contained in the merger agreement if such breach would only result in damages to Fortissimo of less than $500,000.

Our current directors and executive officers own shares of common stock and warrants that will be worthless if the merger is not approved. Such interests may have influenced their decision to approve the business combination with Psyop.

Certain of our officers and directors and/or their affiliates beneficially own an aggregate of 1,233,334 shares of Fortissimo common stock that they purchased prior to our IPO. Additionally, one of our initial stockholders, of which all of the equity interests are owned by our directors, purchased 333,334 units containing 333,334 shares of our common stock and 666,668 warrants in a private placement that occurred simultaneously with our IPO. The holders of these securities are not entitled to receive any of the cash proceeds that may be distributed upon our liquidation with respect to the shares they acquired prior to our IPO or in the units. Therefore, if the merger is not approved and we are forced to liquidate, such shares held by such persons will be worthless, as will the warrants.

In addition, if Fortissimo liquidates prior to the consummation of a business combination, our directors will be personally liable under certain circumstances (for example, if a vendor does not waive any rights or claims to the trust account) to ensure that the proceeds in the trust account are not reduced by the claims of certain prospective target businesses and vendors or other entities that are owed money by us for services rendered or products sold to us. As of September 30, 2007, Fortissimo had accounts payable and accrued liabilities of approximately $102,000, excluding accrued income taxes and deferred underwriting compensation. It estimates that it will incur additional expenses of approximately $500,000 that would be required to be paid if the merger is not consummated. Of such total of $500,000, vendors and service providers to whom approximately $100,000 is or would be owed have waived their rights to make claims for payment from amounts in the trust account. The directors would be obligated to indemnify Fortissimo for the balance of approximately $400,000 that would be owed to vendors and service providers that have not given such waivers to the extent that they successfully claim against the trust account funds. None of the directors has any reason to believe that he will not be able to fulfill his indemnity obligations to Fortissimo.

These personal and financial interests of our directors and officers may have influenced their decision to approve our business combination with Psyop. In considering the recommendations of our board of directors to vote for the merger proposal and other proposals, you should consider these interests.

Unless we complete the merger, our officers and directors will not receive reimbursement for any out-of-pocket expenses they incur if such expenses exceed the amount not in the trust account. Therefore, they may have a conflict of interest in determining whether the consummation of the merger is appropriate and in the public stockholders’ best interest.

Our officers and directors will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount not in the trust account unless the merger is consummated. To the extent such out-of-pocket expenses exceed the available proceeds not deposited in the trust account, such out-of-pocket expenses would not be reimbursed by us unless we consummate a business combination. Consequently, our officers and directors may have an incentive to approve and complete a business combination for reasons other than that it is in the best interest of our stockholders.

The price of our common stock after the merger might be less than what you originally paid for your shares of common stock prior to the merger.

The market price of Fortissimo’s common stock may decline as a result of the merger if:

•	the market for common shares of companies in our industry is volatile;
•	Fortissimo does not perform as expected;
•	there are mergers, consolidation and strategic alliances in the animated and mixed media advertising production industry;
•	market conditions in the animated and mixed media advertising production industry fluctuate;
•	Fortissimo does not achieve the perceived benefits of the merger as rapidly as, or to the extent anticipated by, financial or industry analysts;
•	the effect of the merger on Fortissimo’s financial results is not consistent with the expectations of financial or industry analysts; or
•	there is a change in the general state of the capital markets.

If we are forced to liquidate before a business combination and distribute the trust account, our public stockholders will receive less than $6.00 per share and our warrants will expire worthless.

If we are unable to complete a business combination by October 11, 2008 and are forced to liquidate our assets, the per-share liquidation distribution is likely to be less than $6.00 because of the expenses of our initial public offering, our general and administrative expenses and the anticipated costs of seeking a business combination. Furthermore, there will be no distribution with respect to our outstanding warrants, which will expire worthless if we liquidate before the completion of a business combination.

The exercise of our directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the business combination may result in a conflict of interest when determining whether such changes to the terms of the business combination or waivers of conditions are appropriate and in our stockholders’ best interest.

In the period leading up to the closing of the merger, events may occur that, pursuant to the merger agreement, would require Fortissimo to agree to amendments to the merger agreement, to consent to certain actions taken by Psyop or to waive rights that Fortissimo is entitled to under the merger agreement. Such events could arise because of changes in the course of Psyop's business, a request by Psyop to undertake actions that would otherwise be prohibited by the terms of the merger agreement or the occurrence of other events that would have a material adverse effect on Psyop's business and would entitle Fortissimo to terminate the merger agreement. In any of such circumstances, it would be discretionary on Fortissimo, acting through its board of directors, to grant its consent or waive its rights. The existence of the financial and personal interests of the directors described in the preceding risk factor may result in a conflict of interest on the part of one or more of the directors between what he may believe is best for Fortissimo and what he may believe is best for himself in determining whether or not to take the requested action.

If we are unable to complete the merger with Psyop or another party and are forced to dissolve and liquidate, third parties may bring claims against us and, as a result, the proceeds held in trust could be reduced and the per-share liquidation price received by stockholders could be less than $5.79 per share.

If we are unable to complete the business combination with Psyop or another party by October 11, 2008 and are forced to dissolve and liquidate, third parties may bring claims against us. Although we have obtained waiver agreements from certain vendors and service providers we have engaged and owe money to, and the prospective target businesses we have negotiated with, whereby such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they or other vendors who did not execute such waivers will not seek recourse against the trust account notwithstanding such agreements. Furthermore, there is no guarantee that a court will uphold the validity of such agreements. Accordingly, the proceeds held in trust could be subject to claims which could take priority over those of our public stockholders. Additionally, if we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy or other claims deplete the trust account, we cannot assure you we will be able to return to our public stockholders at least $6.00 per share.

We may have insufficient time or funds to complete an alternate business combination if the merger proposal is not approved by our stockholders or the merger is otherwise not completed.

We must liquidate and dissolve if we do not complete a business combination with a fair market value of at least 80% of our net assets held in trust by October 11, 2008. If the merger is not approved by our stockholders, we will not complete the merger and may not be able to consummate an alternate business combination within the required time frame, either due to insufficient time or insufficient operating funds.

The pro forma financial statements are not an indicator of Fortissimo’s financial condition or results of operations following the merger.

The pro forma financial statements contained in this proxy statement are not an indicator of Fortissimo’s financial condition or results of operations following the merger. The pro forma financial statements have been derived from the historical financial statements of Psyop and Fortissimo and many adjustments and assumptions have been made regarding Psyop after giving effect to the merger. The information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments and assumptions are difficult to make with complete accuracy. As a result, the actual financial condition and results of operations of Fortissimo following the merger may not be consistent with, or evident from, these pro forma financial statements.

Fortissimo does not have any operations and Psyop has never operated as a public company. Fulfilling Psyop’s obligations as a public company after the merger will be expensive and time consuming.

Psyop, as a private company, has not been required to prepare or file periodic and other reports with the SEC under applicable federal securities laws or to comply with the requirements of the federal securities laws applicable to public companies, to document and assess the effectiveness of its internal control procedures in order to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002. Although Fortissimo has maintained disclosure controls and procedures and internal control over financial reporting as required under the federal securities laws with respect to its activities, Fortissimo has not been required to establish and maintain such disclosure controls and procedures and internal controls over financial reporting as will be required with respect to a public company with substantial operations. Under the Sarbanes-Oxley Act of 2002 and the related rules and regulations of the SEC, we will be required to implement additional corporate governance practices and adhere to a variety of reporting requirements and accounting rules. Compliance with these obligations will require significant time and resources from our management and our finance and accounting staff and will significantly increase our legal, insurance and financial compliance costs. As a result of the increased costs associated with being a public company after the merger, our operating income as a percentage of revenue will likely be lower.

We must comply with Section 404 of the Sarbanes-Oxley Act of 2002 in a relatively short timeframe.

Under current SEC regulations, Section 404 of the Sarbanes-Oxley Act of 2002 requires us to document and test the effectiveness of our internal controls over financial reporting in accordance with an established control framework and to report on our management’s conclusion as to the effectiveness of these internal controls over financial reporting beginning with the fiscal year ending December 31, 2007. Also under current SEC regulations, we will also be required to have an independent registered public accounting firm test the internal controls over financial reporting and report on the effectiveness of such controls for the fiscal year ending December 31, 2008 and subsequent years, periods in which our operations will be essentially those of Psyop. Any delays or difficulty in satisfying these requirements could adversely affect future results of operations and our stock price.

We may incur significant costs to comply with these requirements. We may in the future discover areas of internal controls over financial reporting that need improvement, particularly with respect to any businesses acquired in the future. There can be no assurance that remedial measures will result in adequate internal controls over financial reporting in the future. Any failure to implement the required new or improved controls, or difficulties encountered in their implementation, could materially adversely affect our results of operations or could cause us to fail to meet our reporting obligations. If we are unable to conclude that we have effective internal controls over financial reporting, or if our auditors are unable to provide an unqualified report regarding the effectiveness of internal controls over financial reporting as required by Section 404, investors may lose confidence in the reliability of our financial statements, which could result in a decrease in the value of our securities. In addition, failure to comply with Section 404 could potentially subject us to sanctions or investigation by the SEC or other regulatory authorities.

We will dissolve and liquidate if we do not consummate a business combination and our stockholders may be held liable for claims by third parties against us to the extent of distributions received by them.

Our second amended and restated certificate of incorporation provides that we will continue in existence only until October 11, 2008. If we have not completed a business combination by such date and amended this provision in connection therewith, pursuant to the Delaware General Corporation Law, our corporate existence will cease except for the purposes of winding up our affairs and liquidating. Under Sections 280 through 282 of the Delaware General Corporation Law, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the Delaware General Corporation Law intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder's pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, it is our intention to make liquidating distributions to our stockholders as soon as reasonably possible after dissolution and, therefore, we do not intend to comply with those procedures. Because we will not be complying with those procedures, we are required, pursuant to Section 281 of the Delaware General Corporation Law, to adopt a plan that will provide for our payment, based on facts known to us at such time, of (i) all existing claims, (ii) all pending claims and (iii) all claims that may be potentially brought against us within the subsequent 10 years. Accordingly, we would be required to provide for any creditors known to us at that time or those that we believe could be potentially brought against us within the subsequent 10 years prior to distributing the funds held in the trust to stockholders. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them and any liability of our stockholders may extend well beyond the third anniversary of such date. Accordingly, we cannot assure you that third parties will not seek to recover from our stockholders amounts owed to them by us.

In certain circumstances, our board of directors may be viewed as having breached its fiduciary duties to our creditors, thereby exposing itself and our company to claims for punitive damages.

If we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us that is not dismissed, any distributions received by stockholders in our dissolution might be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our stockholders in our dissolution. Furthermore, because we intend to distribute the proceeds held in the trust account to our public stockholders as soon as possible after October 11, 2008, this may be viewed or interpreted as giving preference to our public stockholders over any potential creditors with respect to access to or distributions from our assets. Our board of directors may also be viewed as having breached its fiduciary duties to our creditors and/or may have acted in bad faith, and thereby exposing itself and our company to claims of punitive damages, by paying public stockholders from the trust account prior to addressing the claims of creditors and/or complying with certain provisions of the DGCL with respect to our dissolution and liquidation. We cannot assure you that claims will not be brought against us for these reasons.

Fortissimo and Psyop expect to incur significant costs associated with the merger, whether or not the merger is completed, which will reduce the amount of cash otherwise available for other corporate purposes.

Fortissimo and Psyop expect to incur significant costs associated with the merger, whether or not the merger is completed. These costs will reduce the amount of cash otherwise available for other corporate purposes. There is no assurance that the actual costs may not exceed our estimates. Fortissimo and/or Psyop may incur additional material charges reflecting additional costs associated with the merger in fiscal quarters subsequent to the quarter in which the merger was consummated. There is no assurance that the significant costs associated with the merger will prove to be justified in light of the benefit ultimately realized.

Risks Related to Psyop’s Business and Industry

The animated and mixed media advertising production industry is highly competitive and Psyop may not be able to compete successfully.

The animated and mixed media advertising production industry is highly competitive. There are many special effects and animation companies competing to provide special effects and animation products and services, certain of which are companies that have greater financial, creative and managerial resources than Psyop does. Psyop may not be able to compete successfully against either current or future competitors. Increased competition could result in reduced revenues, lower margins and/or loss of market share, any of which could significantly harm Psyop’s business.

Psyop’s operating results may fluctuate significantly over time.

Psyop’s operating results may fluctuate as a result of a number of factors, many of which are outside of Psyop’s control. For these reasons, comparing Psyop’s operating results on a period-to-period basis may not be meaningful, and you should not rely on Psyop’s past results as an indication of Psyop’s future performance. Each of the risk factors described in this “ — Risks Related to Psyop’s Business and Industry” section, and the following factors, may affect Psyop’s operating results:

•	Psyop’s inability to anticipate or project future projects due to the shortness in nature and response to current client demand of Psyop’s engagements and sell cycle (projects typically last eight to twelve weeks including selling time);
•	Psyop’s ability to continue to attract clients for Psyop’s services and products;
•	the amount and timing of operating costs and capital expenditures related to the maintenance and expansion of Psyop’s businesses, operations and infrastructure;
•	Psyop’s focus on long-term goals over short-term results;
•	general economic conditions and those economic conditions specific to Psyop’s business lines; and
•	geopolitical events such as war, threat of war or terrorist actions.

Psyop depends on key personnel and may not be able to operate and grow its business effectively if Psyop lose the services of any of its key personnel or are unable to attract qualified personnel in the future.

Psyop is dependent upon the efforts of its key personnel and its ability to retain them and hire other qualified employees. In particular, Psyop is dependent upon the management and leadership of Justin Booth-Clibborn, Psyop’s chief executive officer, as well as the creative abilities of its five founding members, Eben Mears, Todd Mueller, Marie Hyon, Kylie Matulick and Marco Spier. The loss of any of them or other key personnel could affect Psyop’s ability to run its business effectively.

Competition for senior management personnel is intense and Psyop may not be able to retain its personnel even though Psyop has entered into employment agreements with certain of them. The loss of any key personnel requires the remaining key personnel to divert immediate and substantial attention to seeking a replacement. The loss of any such key personnel, particularly with little or no notice, could cause delays on certain projects and may also have an adverse impact on Psyop’s relationship with certain clients. An inability to find a suitable replacement for any departing executive officer on a timely basis could adversely affect Psyop’s ability to operate and grow its business.

Psyop’s success depends to a significant extent on its ability to identify, attract, hire, train and retain qualified creative, technical and managerial personnel. Competition for the caliber of talent required to make Psyop’s products and provide its services, particularly for creative and technical personnel, will continue to intensify as demand for Psyop products grows. Psyop may not be successful in identifying, attracting, hiring, training and retaining such qualified personnel in the future and its failure to do so could have an adverse effect on its business.

Psyop may not be able to implement its strategies of successfully competing in the animated and mixed media advertising production business.

Psyop’s successful production, completion and distribution of special effects-driven and animated advertisements are subject to a number of risks and uncertainties, including:

•	the production and marketing of special effects-driven and animated advertisements is capital-intensive and Psyop’s capacity to generate cash from its advertisements may be insufficient to meet its anticipated capital requirements;
•	delays and increased expenditures due to creative problems, technical difficulties, talent availability, accidents, natural disasters or other events beyond the control of the Psyop;
•	the entrance of additional companies into the special effects-driven and animated advertising market, which may result in increased competition for special effects-driven and animated advertisements and for talented computer graphics animators and technical staff;
•	the cost of producing special effects-driven and animated advertisements have steadily increased and may increase in the future; and
•	revenue for special effects-driven and animated advertisements may diminish if markets conclude that the return on investment (ROI) is more significant in other outlets.

Psyop intends to undertake acquisitions to expand its business, which may pose risks to its business.

A key component of Psyop’s business strategy includes strengthening its competitive position through internal development and growth. However, Psyop intends to selectively pursue strategic acquisitions of companies in its industry and contiguous industries. To finance any acquisition, it may be necessary for Psyop to raise funds through public or private financings. Funds may not be available on terms that are favorable to Psyop. Psyop may not be able to consummate any acquisitions, or if any such acquisitions are consummated, Psyop may not be able to successfully integrate the operations and management of future acquired companies. If Psyop is unable to attract and consummate acquisitions, its growth could be adversely impacted. Furthermore, any acquisition that is consummated presents several financial and operational risks that could have adverse effects on Psyop’s operating results. These risks include:

•	costs associated with integrating the acquired businesses;

•	potential liabilities of the acquired business;
•	possible adverse tax and accounting effects of the acquisition;
•	diversion of Psyop management’s attention from the day-to-day operation of its business to the integration of the acquired businesses;
•	key employees of the acquired businesses leaving after the acquisition; and
•	the acquired businesses not performing at the level Psyop projected when it determined the purchase price.

Psyop depends on advanced technology and computer systems and Psyop cannot predict the effect that rapid technological change or alternative forms of entertainment may have on Psyop or its industry.

The animated and mixed media advertising production industry continues to undergo significant changes, primarily due to technological developments. The rapid growth of technology and shifting consumer tastes prevent Psyop from being able to accurately predict the overall effect that technological growth or the availability of alternative forms of advertising may have on the potential revenue from and profitability of Psyop’s services and products. Furthermore, because Psyop is required to provide advanced digital imagery products to continue to win business, Psyop must ensure that its production environment integrates the latest tools and techniques developed in the industry. This requires Psyop to develop these capabilities by purchasing third-party licenses, which can result in significant expenditures. In the event Psyop seeks to obtain third-party licenses, it cannot guarantee that they will be available or, once obtained, will continue to be available on commercially reasonable terms, or at all. Furthermore, any error or defect in Psyop’s software, a failure of its hardware or a failure of its backup facilities may result in a delay in delivery of products and services that could result in significantly increased production costs and may affect Psyop’s ability to complete the work in a timely fashion. Such delays could have an adverse effect on Psyop’s brand name and its relationship with its clients, which, given Psyop’s reliance on its core strategic client relationships, could result in a decrease in Psyop’s revenues and otherwise adversely affect its business and operating results.

Psyop’s revenue may be adversely affected if Psyop fails to protect its intellectual property and proprietary information.

Psyop generally enters into confidentiality agreements with its employees, freelancers and vendors, to control access to and distribution of its intellectual property and proprietary information. Despite these precautions, it may be possible for a third party to copy or otherwise obtain and use Psyop’s intellectual property and proprietary information without authorization. Policing unauthorized use of Psyop’s products is difficult. In addition, effective copyright and trade secret protection may be unavailable or limited in certain foreign countries. The steps Psyop takes may not prevent misappropriation of its intellectual property and proprietary information, and its confidentiality agreements may not be enforceable.

In addition, Psyop may be required to litigate in the future to enforce its intellectual property rights, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement or invalidity. Any such litigation could result in substantial costs and diversion of resources and could have an adverse effect on Psyop’s business and/or our operating results.

Others may assert intellectual property infringement claims against Psyop.

Companies in the animated and mixed media advertising production industry are subject to the possibility of claims that their products, services or techniques misappropriate or infringe the intellectual property rights of third parties. Infringement or misappropriation claims (or claims for indemnification resulting from such claims) may be asserted or prosecuted against Psyop, and any such assertions or prosecutions may adversely affect Psyop’s business and/or its operating results. Irrespective of the validity or the successful assertion of such claims, Psyop would incur significant costs and diversion of resources with respect to the defense thereof, which could have an adverse effect on Psyop’s business and/or its operating results.

If Psyop fails to develop or maintain an effective system of internal controls, Psyop may not be able to accurately report its financial results or prevent fraud.

Effective internal controls are necessary for Psyop to provide reliable financial reports and effectively prevent fraud and to operate successfully as a public company. If Psyop cannot provide reliable financial reports or prevent fraud, Psyop’s operating results could be misstated and Psyop’s reputation may be harmed.

The inability to successfully manage the growth of Psyop’s business may have an adverse effect on Psyop’s operating results.

Psyop expects to experience growth in the number of employees and the scope of its operations. If Psyop’s management is unable to successfully manage expenses in a manner that allows Psyop to both improve operations and at the same time pursue potential market opportunities, the growth of its business could be adversely impacted, which may, in turn, negatively affect Psyop’s operating results or financial condition.

Psyop’s proposed new research and development facility in Israel may not be successful.

Psyop intends to establish a research and development facility located in Israel so that it can produce proprietary tools that will increase efficiencies and provide a competitive advantage to Psyop. The success of such a research and development facility is subject to various contingencies, many of which are beyond Psyop’s control. These contingencies include, among others, Psyop’s ability to secure a suitable site on satisfactory terms, its ability to hire, train and retain qualified personnel, the availability of adequate capital resources, the successful integration of the research and development facility into existing operations, and local regulatory matters and customs.

Risks Relating to our Securities

Our securities are quoted on the OTC Bulletin Board, which may limit the liquidity and price of our securities more than if our securities were quoted or listed on The NASDAQ Stock Market or a national exchange.

Our securities are quoted on the OTC Bulletin Board, a Financial Industry Regulatory Authority-sponsored and operated inter-dealer automated quotation system for equity securities not included on The NASDAQ Stock Market. Quotation of our securities on the OTC Bulletin Board may limit the liquidity and price of our securities more than if our securities were quoted or listed on The NASDAQ Stock Market or a national exchange. Although we have applied to the NASDAQ Capital Market to list our securities for trading, there can be no assurance that our application will be accepted.

An effective registration statement may not be in place when an investor desires to exercise warrants, thus precluding such investor from being able to exercise his, her or its warrants and causing such warrants to be practically worthless.

No warrant will be exercisable and we will not be obligated to issue shares of common stock unless, at the time a holder seeks to exercise such warrant, a prospectus relating to the common stock issuable upon exercise of the warrant is current and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, we have agreed to use our best efforts to meet these conditions and to maintain a current prospectus relating to the common stock issuable upon exercise of the warrants until the expiration of the warrants. However, we cannot assure you that we will be able to do so, and if we do not maintain a current prospectus related to the common stock issuable upon exercise of the warrants, holders will be unable to exercise their warrants and we will not be required to settle any such warrant exercise whether by net cash settlement or otherwise. If the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside, the warrants may have no value, the market for the warrants may be limited and the warrants may expire worthless.

The warrants included in the Insider Units may be exercisable at times when the warrants held by an investor may not be exercisable.

An effective registration statement may not be in place when an investor desires to exercise his warrants, thus precluding such investor from being able to exercise his, her or its warrants. Even if the registration statement relating to the common stock issuable upon exercise of the warrants is not effective, the warrants underlying the Insider Units issued to FCF may be exercisable for unregistered shares of common stock. Accordingly, FCF may receive shares of common stock upon exercise of such warrants and such warrants will not expire worthless when public warrant holders would be unable to receive anything and their warrants would expire worthless.

Fortissimo will issue shares of its capital stock to complete the merger with Psyop, which will dilute the equity interest of its stockholders.

Without taking into account the approval of the amendment to our second amended and restated certificate of incorporation as discussed in the capitalization amendment proposal, the second amended and restated certificate of incorporation authorizes the issuance of up to 22,000,000 shares of common stock, par value $.0001 per share, and 1,000,000 shares of preferred stock, par value $.0001 per share. After the IPO, there were 4,194,998 authorized but unissued shares of our common stock available for issuance (after appropriate reservation for the issuance of shares upon full exercise of our outstanding warrants and exercise of the unit purchase option granted to our underwriters to purchase 400,000 units) and all of the 1,000,000 shares of preferred stock available for issuance. The issuance of additional shares of our common stock:

•	will significant reduce the percentage of ownership of our current stockholders;
•	is likely to be done at a price per share less than the quoted price per share at the time of the vote; and
•	may adversely affect prevailing market prices for our common stock.

Failure to complete the merger could negatively impact the market price of Fortissimo’s common stock and may make it more difficult for Fortissimo to attract another merger candidate, resulting, ultimately, in the disbursement of the trust proceeds, causing investors to experience a loss on their investment.

If the merger is not completed for any reason, Fortissimo may be subject to a number of material risks, including:

•	the market price of Fortissimo’s common stock may decline to the extent that the current market price of its common stock reflects a market assumption that the merger will be consummated;
•	costs related to the merger, such as legal accounting fees and costs of the fairness opinion, must be paid even if the merger is not completed; and
•	charges will be made against earnings for transaction-related expenses, which could be higher than expected.

Such decreased market price and added costs and charges of the failed merger, together with the history of failure in consummating a merger, may make it more difficult for Fortissimo to attract another target business, resulting, ultimately, in the disbursement of the trust proceeds, causing investors to experience a loss on their investment.

Risks if the Adjournment Proposal is not Approved

If the adjournment proposal is not approved, and an insufficient number of votes have been obtained to authorize the consummation of the merger, Fortissimo’s board of directors will not have the ability to adjourn the annual meeting to a later date in order to solicit further votes, and, therefore, the merger will not be approved and Fortissimo will be required to liquidate.

Fortissimo’s board of directors is seeking approval to adjourn the annual meeting to a later date or dates if, at the annual meeting, based upon the tabulated votes, there are insufficient votes to approve the consummation of the merger. If the adjournment proposal is not approved, Fortissimo’s board will not have the ability to adjourn the annual meeting to a later date and, therefore, will not have more time to solicit votes to approve the consummation of the merger. In such event, the merger would not be completed and, unless Fortissimo were able to consummate a business combination with another party no later than October 11, 2008, it would be required to liquidate.

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. However, the safe-harbor provisions of that act do not apply to statements made in this proxy statement. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;
•	contain projections of future results of operations or financial condition; or
•	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The risk factors and cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us or Psyop in such forward-looking statements, including among other things:

•	the number and percentage of our stockholders voting against the merger proposal and seeking conversion;
•	management of growth;
•	general economic conditions;
•	Psyop’s business strategy and plans; and
•	the result of future financing efforts.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to any of Fortissimo, Psyop or any person acting on either party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Fortissimo and Psyop undertake no obligations to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Before you grant your proxy or instruct how your vote should be cast or vote on the approval of the merger agreement, you should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement could have a material adverse effect on Fortissimo and/or Psyop.

ANNUAL MEETING OF FORTISSIMO STOCKHOLDERS

We are furnishing this proxy statement to Fortissimo stockholders as part of the solicitation of proxies by our board of directors for use at the annual meeting of Fortissimo stockholders to be held on       , 2008, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about       , 2008 in connection with the vote on the merger proposal, the capitalization amendment proposal, the charter amendment proposal, the incentive compensation plan proposal, the director election proposal and the adjournment proposal. This document provides you with information you need to know to be able to vote or instruct your vote to be cast at the annual meeting.

Date, Time and Place

The annual meeting of stockholders will be held on           , 2008, at   :00 a.m., eastern time, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, Fortissimo’s counsel, at 399 Park Avenue, 31st Floor, New York, New York 10022.

Purpose of the Fortissimo Annual Meeting

At the annual meeting, we are asking holders of Fortissimo common stock to approve the following proposals:

•	the merger proposal — a proposal to approve and adopt the Agreement and Plan of Merger and Interests Purchase Agreement, dated as of January 15, 2008, among Fortissimo, Merger Sub, Psyop, Psyop Services, the shareholders of Psyop and Justin Booth-Clibborn, as representative of the shareholders of Psyop, ”), pursuant to which (i) Merger Sub will merge into Psyop, with Psyop being the surviving corporation, and within 10 days thereafter, Psyop will merge into Fortissimo, with Fortissimo being the surviving corporation and (ii) Fortissimo will purchase all of the outstanding membership interests of Psyop Services, which operates as a business unit of Psyop under the name “Blacklist” and whose members are the same persons who are the shareholders of Psyop;
•	the capitalization amendment proposal — a proposal to approve an amendment to Fortissimo’s second amended and restated certificate of incorporation to increase the number of authorized shares of our capital stock from 22,000,000 to 51,000,000;
•	the charter amendment proposal — a proposal to approve amendments to Fortissimo’s second restated and amended certificate of incorporation to (i) change Fortissimo’s name from “Fortissimo Acquisition Corp.” to “Psyop, Inc.,”(ii) amend Article Sixth thereof to provide that Fortissimo’s corporate existence shall be perpetual, (iii) amend Article Seventh thereof to remove the preamble and sections A through D, which will no longer be applicable to Fortissimo after the consummation of the merger, and to redesignate section E of Article Seventh as Article Seventh and (iv) add Article Eleventh thereto to prohibit stockholders from acting by written consent (the “charter amendment proposal”);
•	the incentive compensation plan proposal — a proposal to approve the adoption of the 2008 stock incentive plan (pursuant to which Fortissimo will reserve up to 865,390 shares of common stock for issuance pursuant to the stock incentive plan;
•	the director election proposal — a proposal to elect seven directors to Fortissimo’s board of directors, of whom twowill serve until the annual meeting to be held in 2009, two will serve until the annual meeting to be held in 2010 and three will serve until the annual meeting to be held in 2011 and, in each case, until their successors are elected and qualified; and
•	the adjournment proposal — a proposal to adjourn the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated votes at the time of the annual meeting, Fortissimo is not authorized to consummate the merger.

Recommendation of Fortissimo Board of Directors

Our board of directors:

•	has unanimously determined that each of the merger proposal, the capitalization amendment proposal, the charter amendment proposal, the incentive compensation plan proposal, the director election proposal and the adjournment proposal is fair to and in the best interests of us and our stockholders;
•	has unanimously approved the merger proposal, the capitalization amendment proposal, the charter amendment proposal, the incentive compensation plan proposal, the director election proposal and the adjournment proposal;
•	unanimously recommends that our common stockholders vote “FOR” the merger proposal;
•	unanimously recommends that our common stockholders vote “FOR” the capitalization amendment proposal;
•	unanimously recommends that our common stockholders vote “FOR” the charter amendment proposal;
•	unanimously recommends that our common stockholders vote “FOR” the incentive compensation plan proposal;
•	unanimously recommends that our common stockholders vote “FOR” the persons nominated by our board of directors for election as directors; and
•	unanimously recommends that our stockholders vote “FOR” an adjournment proposal if one is presented to the meeting.

Record Date; Who is Entitled to Vote

Fortissimo’s board of directors has fixed the close of business on           , 2008 as the record date for the determination of stockholders entitled to notice of and to attend and vote at the annual meeting and any adjournment or postponement thereof. On this record date, there were     shares of common stock outstanding and entitled to vote at the annual meeting. Each share of common stock is entitled to one vote per share on each proposal on which such shares are entitled to vote at the annual meeting. Holders of warrants are not entitled to vote at the annual meeting.

Pursuant to agreements with us, the 1,333,334 shares of our common stock held by the Fortissimo Insider Stockholders will be voted on the merger proposal in accordance with the majority of the votes cast at the annual meeting on such proposal by the holders of the Public Shares. The vote of such shares will not affect the outcome of the vote on the proposal.

Quorum

The presence, in person or by proxy, of a majority of all the issued and outstanding shares of common stock entitled to vote constitutes a quorum at the annual meeting.

Abstentions and Broker Non-Votes

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” will be treated as shares present for purposes of determining the presence of a quorum on all matters. The latter will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld from the broker. If you do not give the broker voting instructions, under applicable self-regulatory organization rules, your broker may not vote your shares on the merger proposal, the capitalization amendment, the charter amendment proposal and the incentive compensation plan proposal. Since a stockholder must affirmatively vote against the merger proposal to have conversion rights, individuals who fail to vote or who abstain from voting may not exercise their conversion rights. Beneficial holders of shares held in “street name” that are voted against the acquisition may exercise their conversion rights, provided that, within the period specified in a notice they will receive from Fortissimo, which period will be not less than 20 days, they either have their shares certificated and deliver the certificates to Fortissimo’s transfer agent or deliver their shares to the transfer agent electronically using Depository Trust Company’s DWAC (Deposit Withdrawal at Custodian) System. Please see the information set forth in “Annual Meeting of Fortissimo Stockholders — Conversion Rights.”

Vote of Our Stockholders Required

The approval of the merger proposal will require the affirmative vote of the holders of a majority of the Public Shares voting on the proposal at the meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the merger proposal. You cannot seek conversion unless you affirmatively vote against the merger proposal.

The capitalization amendment proposal and the charter amendment proposal will require the affirmative vote of the holders of a majority of outstanding shares of Fortissimo common stock on the record date. Because each of these proposals to amend our charter requires the affirmative vote of a majority of the outstanding shares of common stock, abstentions and broker non-votes will have the same effect as a vote against these proposals.

The approval of the incentive compensation plan proposal and an adjournment proposal, if presented, will require the affirmative vote of the holders of a majority of the shares our common stock present in person or represented by proxy and entitled to vote thereon at the meeting. Abstentions are deemed entitled to vote on such proposals. Therefore, they have the same effect as a vote against either proposal. Broker non-votes are not deemed entitled to vote on such proposals and, therefore, they will have no effect on the vote on such proposals.

Directors are elected by a plurality. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of abstentions, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Voting Your Shares

Each share of Fortissimo common stock that you own in your name entitles you to one vote for each proposal on which such shares are entitled to vote at the annual meeting. Your proxy card shows the number of shares of our common stock that you own.

There are two ways to vote your shares of Fortissimo common stock at the annual meeting:

•	You can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by our board “FOR” the merger proposal, the capitalization amendment proposal, the charter amendment proposal, the incentive compensation plan proposal, the persons nominated by Fortissimo’s board of directors for election as directors and, if necessary, an adjournment proposal. Votes received after a matter has been voted upon at the annual meeting will not be counted.
•	You can attend the annual meeting and vote in person. We will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	you may send another proxy card with a later date;
•	you may notify Marc S. Lesnick, our vice president, in writing before the annual meeting that you have revoked your proxy; or
•	you may attend the annual meeting, revoke your proxy, and vote in person, as indicated above.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call       , our proxy solicitor, at       , or Marc S. Lesnick, our vice president at (011) 972-3-915-7400.

No Additional Matters May Be Presented at the Annual Meeting

This annual meeting has been called only to consider the approval of the merger proposal, the capitalization amendment proposal, the charter amendment proposal, the incentive compensation plan proposal, the election of directors and the adjournment proposal. Under our by-laws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at the annual meeting if they are not included in the notice of the meeting.

Conversion Rights

Any of our stockholders holding Public Shares as of the record date who affirmatively vote their Public Shares against the merger proposal may also demand that we convert such shares into a pro rata portion of the trust account, inclusive of any interest thereon, calculated as of two business days prior to the consummation of the merger. If demand is properly made and the merger is consummated, we will convert these shares into a pro rata portion of funds deposited in the trust account, inclusive of any interest thereon, calculated as of such date. Fortissimo stockholders who seek to exercise this conversion right (“converting stockholders”) must affirmatively vote against the merger proposal. Abstentions and broker non-votes do not satisfy this requirement.

Additionally, holders demanding conversion must continue to hold their Public Shares through the closing of the meeting and then deliver their stock certificates (either physically or electronically using Depository Trust Company’s DWAC (Deposit Withdrawal at Custodian) System) to our transfer agent within the time period specified in a notice they will receive from Fortissimo, which period will be not less than 20 days. If you exercise your conversion rights, you will be exchanging your Public Shares for cash and will no longer own those shares.

If you hold the shares in street name, you will have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered (either physically or electronically) in accordance with these procedures will not be converted into cash.

The closing price of our common stock on       , 2008, the record date for the annual meeting, was $ and the per-share, pro-rata cash held in the trust account on the record date was approximately $      . Prior to exercising conversion rights, stockholders should verify the market price of our common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure our stockholders that they will be able to sell their shares of Fortissimo common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our securities when our stockholders wish to sell their shares.

If the holders of 907,000 or more Public Shares (an amount equal to 20% or more of the Public Shares) vote against the merger proposal and properly demand conversion of their shares, we will not be able to consummate the merger. In such case, or in any other circumstances in which the merger is not completed, Public Shares held by holders who demand conversion will not be converted into cash. However, in such circumstances, Fortissimo will be forced to liquidate and the holders of Public Shares will receive an amount equal to the amount of funds in the trust account at the time of a liquidation distribution divided by the number of Public Shares. Although both the per share liquidation price and the per share conversion price are equal to the amount of trust funds in the trust account divided by the number of Public Shares, the amount a holder of Public Shares would receive in liquidation may be greater or less than the amount such a holder would have received had it sought conversion of his shares and Fortissimo consummates the acquisition because (i) there will be greater earned interest in the trust account at the time of a liquidation distribution since it would occur at a later date than a conversion and (ii) Fortissimo may incur expenses it otherwise would not incur if Fortissimo consummates the acquisition, including, potentially, claims requiring payment from the trust account by creditors who have not waived their rights against the trust account. Our directors

(Yuval Cohen, Eli Blatt, Marc Lesnick, Shmoulik Barashi and Yochai Hacohen) will be personally liable under certain circumstances (for example, if a vendor successfully makes a claim against funds in the trust account) to ensure that the proceeds in the trust account are not reduced by the claims of prospective target businesses and vendors or other entities that are owed money by us for services rendered or products sold to us. While Fortissimo has no reason to believe that Messrs. Cohen, Blatt, Lesnick, Barashi and Hacohen will not be able to satisfy those obligations, there cannot be any assurance to that effect. Please see “Other Information Related to Fortissimo — Liquidation If No Business Combination” for additional information.

Appraisal Rights

Stockholders of Fortissimo do not have appraisal rights in connection the merger under the DGCL.

Proxies and Proxy Solicitation Costs

We are soliciting proxies on behalf of our board of directors. This solicitation is being made by mail but also may be made by telephone or in person. We and our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means.

We have hired       to assist in the proxy solicitation process. We will pay       a fee of approximately $       plus disbursements. Such fee will be paid with funds outside of the trust account.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

THE MERGER PROPOSAL

The discussion in this document of the merger and the principal terms of the merger agreement by and among Fortissimo, Psyop and the shareholders of Psyop is subject to, and is qualified in its entirety by reference to, the merger agreement. A copy of the merger agreement is attached as Annex A to this proxy statement.

Structure of the Merger

On January 15, 2008, Fortissimo entered into the merger agreement with Merger Sub, Psyop, Blacklist, Psyop’s shareholders and Justin Booth-Clibborn, as representative of Psyop’s shareholders. Pursuant to the merger agreement, Merger Sub will merge into Psyop, with Psyop being the surviving corporation and becoming a wholly owned subsidiary of Fortissimo. Within 10 days thereafter, Psyop will merge into Fortissimo, which will change its name to “Psyop, Inc.” The merger agreement also provides that Fortissimo will purchase all of the outstanding membership interests of Blacklist. As a result of such purchase, Blacklist will become a wholly owned subsidiary of Fortissimo. The combination of these events is referred to as the “merger” in this proxy statement.

The merger is expected to be consummated in the second quarter of 2008, after the required approval by the stockholders of Fortissimo and the fulfillment of certain other conditions, as described in this proxy statement.

Merger Consideration

•	Closing Merger Consideration. At the closing, Fortissimo will pay Psyop’s shareholders merger consideration (including payment for the Blacklist membership interests) of 3,337,941 shares of Fortissimo’s common stock and $10,140,079 in cash. Such stock had a value of approximately $19,260,000, based on the average closing price of $5.77 of the Fortissimo common stock over the thirty trading days preceding January 11, 2008, which was two trading days prior to the date the merger agreement was signed.
•	Contingent Consideration. The Psyop shareholders will also be entitled to receive additional payments of shares of Fortissimo common stock and cash based on Fortissimo’s achievement of specified revenue and EBITDA milestones in the years 2008, 2009 and 2010. Such payments are referred to in the merger agreement as “contingent payments.” Contingent payments will be payable two-thirds in shares Fortissimo common stock and one-third in cash, with the stock valued at the average of the closing prices of the Fortissimo common stock for the 30 trading days preceding the date that is two days prior to the closing date of the merger. The following table sets forth the milestones and the contingent payment to which the Psyop shareholders will be entitled if 100% of the milestones are achieved:

Year	Revenue Milestone	Revenue Earnout Payment (100% of Milestone)	EBITDA Milestone	EBITDA Earnout Payment (100% of Milestone)
2008	$31,000,000	$2,000,000	$4,700,000	$2,000,000
2009	$48,000,000	$2,000,000	$7,000,000	$2,000,000
2010	$59,000,000	$1,500,000	$10,000,000	$1,500,000
Totals		$5,500,000.00		$5,500,000.00

The Psyop shareholders will be entitled to contingent payments if 70% of the respective milestone is reached, in which event the contingent payment will be 70% of the amount set forth in the above table. The contingent payment they will be entitled to will increase proportionally up to 125% of the contingent payment amount set forth in the table if 125% of the milestone amount is achieved. The maximum contingent payment that the Psyop shareholders may receive with respect to any milestone is 125% of the contingent payment amount set forth in the above table; no greater contingent payment will be made even if the achievement is greater than 125% of the milestone. The following table sets forth the minimum contingent payment (if 70% of a milestone is achieved) and maximum contingent payment (if at least 125% of a milestone is achieved) that the Psyop shareholders may receive for each of the milestones:

Year	Minimum Revenue Payment (70% of Milestone	Maximum Revenue Payment (125% of Milestone)	Minimum EBITDA Payment (70% of Milestone)	Maximum EBITDA Payment (125% of Milestone)
2008	$1,400,000	$2,500,000	$1,400,000	$2,500,000
2009	$1,400,000	$2,500,000	$1,400,000	$2,500,000
2010	$1,050,000	$1,875,000	$1,050,000	$1,875,000
Totals	$3,850,000.00	$6,875,000.00	$3,850,000.00	$6,875,000.00

For purposes of these contingent payments, EBITDA is defined in the merger agreement to mean Fortissimo’s earnings before interest, taxes, depreciation and amortization, except that in 2008, EBITDA shall be adjusted to exclude the following items from expenses: (i) up to an aggregate of $750,000 in costs incurred by Fortissimo in connection with (A) the closing of the business combination and (B) those legal, accounting and other similar costs incurred by Fortissimo solely as a result of its operation as a public company (ii) up to an aggregate of $375,000 of general and administrative costs incurred in connection with the establishment of a new office in Los Angeles, CA, and (iii) up to an aggregate of $330,000 in costs associated with market research and investments in new business initiatives. Any contingent consideration or additional consideration payment made pursuant to the merger agreement will not be deducted from earnings for that year for the purpose of calculating the amount of the EBITDA earnout payment. Please see “The Merger Proposal — Restricted Stock Agreements.”

•	Additional Consideration. The Psyop shareholders will also receive a minimum additional payment of $4,000,001 if at least a majority of the warrants issued in Fortissimo’s IPO are exercised prior to their expiration, which will be increased proportionally to $8,000,000 if all of the warrants are exercised. Such minimum and maximum payments will increase to $5,000,001 and $10,000,000, respectively, and intermediate payments will increase proportionally, if there is a call by Fortissimo to redeem its warrants. Such payments will be payable two-thirds in shares Fortissimo common stock and one-third in cash, with the stock valued at the closing price of the Fortissimo common stock on the date the warrants are redeemed or expire, as applicable.

Restricted Stock Agreements

The maximum number of shares of Fortissimo common stock that the Psyop shareholders would be entitled to receive upon achievement of the revenue and EBITDA milestones will be issued to them at the closing of the merger pursuant to the provisions of Restricted Stock Agreements and placed in escrow pursuant to the Escrow Agreement that will also provide for the escrow of shares to secure Fortissimo’s rights to indemnification, as described below. The Restricted Stock Agreements will provide that, upon partial attainment of the revenue and EBITDA milestones, all of such shares above those to which the Psyop shareholders will be entitled to retain as a result of such partial achievement will be returned to Fortissimo and canceled. If a Psyop shareholder’s employment with Fortissimo after the merger is terminated for cause or by the shareholder without good reason (as such terms are defined in the shareholder’s employment agreement), milestone shares issued with respect to all periods ending on or after the date of termination will be reallocated among the other eligible Psyop shareholders. A copy of the form of Restricted Stock Agreement is annexed to this proxy statement as Annex E. We encourage you to read it in its entirety.

Escrow Arrangements; Indemnification of Fortissimo

To provide a fund for payment to Fortissimo with respect to its post-closing rights to indemnification under the merger agreement for breaches of representations and warranties and covenants by Psyop and its subsidiaries and shareholders, there will be placed in escrow 333,794 of the shares and $1,014,008 of the cash payable to the Psyop shareholders at closing (“Indemnity Escrow Fund”). Other than as described below, the escrow will be the sole remedy for Fortissimo for its rights to indemnification under the merger agreement. Claims for indemnification may be asserted against the Indemnity Escrow Fund by Fortissimo once its damages exceed a $500,000 threshold and will be reimbursable to the full extent of the damages, except that claims made with respect to representations and warranties relating to capitalization, employee matters, environmental matters, taxes, and title to the Psyop shares will not be subject to such deductible. Indemnification claims may be made until one year after the closing date, or, in the case of certain representations of Psyop and its shareholders, until the expiration of the applicable statute of limitations. Notwithstanding such escrow, the stockholders shall be responsible to pay Fortissimo, from their own funds, for established indemnification claims resulting from specified breaches by Psyop related to taxation matters and made prior to the expiration of the sixtieth day after the respective statutes of limitations applicable to such matters. At the closing, the parties will enter into an Escrow Agreement, pursuant to which American Stock Transfer & Trust Company will act as escrow agent, to provide for such escrow arrangements. A copy of the form of Escrow Agreement is annexed to this proxy statement as Annex I. We encourage you to read it in its entirety.

Indemnification of Psyop

The merger agreement also provides that Fortissimo will indemnify Psyop and its shareholders against all damages sustained by them for breaches by Fortissimo of its representations and warranties and covenants. No escrow will be provided to secure such indemnification obligations, which will be subject to the same threshold provisions and the same claim period requirements as pertain to Fortissimo’s right to be indemnified by Psyop and its shareholders (except that Fortissimo’s representations relating to capitalization, employee benefit plans, taxes and environmental matters will not be subject to such threshold).

Lock-Up; Trading Restrictions; Registration of Shares

Pursuant to the merger agreement, at the closing, each Psyop shareholder will enter into a Lock-up and Trading Restriction Agreement with Fortissimo that will provide that, except with Fortissimo’s consent, which may be withheld for any reason, no shares of Fortissimo common stock received by him or her in the merger may be sold for a period of one year following the closing and that no more than one-third of such shares may be sold during the second year following the closing, after which any or all of such shares may be sold. The certificates representing such shares will be legended to such effect.

The Lock-up and Trading Restriction Agreement also provides that sales of the shares of Fortissimo common stock received by the Psyop shareholders in the merger, in the aggregate on any trading day, may not exceed 10% of the average daily trading volume over the 20 trading days before such day, and that sales, in the aggregate in any week, cannot exceed 30% of the average daily trading volume over the 20 trading days before such week, subject to oversight by a trading restriction administrator. These trading restrictions will remain in effect for the three years following the closing of the merger.

A copy of the Lock-up and Trading Restriction Agreement is attached to this proxy statement as Annex H. You are encouraged to read it in its entirety.

Within 11 months following the closing of the merger, Fortissimo will use its best efforts to file a registration statement under the Securities Act of 1933 to effect the registration of the shares of Fortissimo common stock issued in the transaction for public resale by the holders thereof. Notwithstanding such registration, the sale restriction and the trading restrictions shall remain in effect for the balance of their respective restriction periods.

Employment Agreements

Each of the Psyop shareholders has entered into an employment agreement with Psyop to be effective upon the closing of the merger, after which Fortissimo will be responsible for Psyop’s obligations. Please see “The Director Election Proposal — Employment Agreements” for the information regarding these agreements, a form of which is attached to this proxy statement as Annex J. We encourage you to read it in its entirety.

Background of the Merger

The terms of the merger agreement are the result of arm’s-length negotiations between Fortissimo and Psyop and their representatives. The following is a brief description of the background of these negotiations, the merger agreement and related transactions.

Fortissimo was formed on December 27, 2005 to effect a merger, capital stock exchange, asset acquisition or similar business combination with an operating business that has operations or facilities located in Israel, or that is a company operating outside Israel which management believes would benefit from establishing operations or facilities in Israel. On October 17, 2006, Fortissimo closed its initial public offering of 4,000,000 units with each unit consisting of one share of its common stock and two warrants, each to purchase one share of its common stock at an exercise price of $5.00 per share. On October 25, 2006, it consummated the closing of an additional 535,000 units that were subject to the over-allotment option. The units from the initial public offering (including the over-allotment option) were sold at an offering price of $6.00 per unit, generating total gross proceeds of $27,210,000. After deducting the underwriting discounts and commissions and the offering expenses, the total net proceeds to Fortissimo from the offering (including the over-allotment option) were approximately $26,663,686, of which $26,257,650 was deposited into the trust account and the remaining proceeds of $406,036 became available to be used to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. Concurrently with the closing of the initial public offering, Fortissimo also sold 333,334 similar units to one of its initial stockholders for total proceeds of $2,000,004, all of which was also placed in the trust account. Through September 30, 2007, Fortissimo has used approximately $569,000 of the net proceeds that were not deposited into the trust account to pay general and administrative expenses. Amounts in the trust account remain on deposit in the trust account earning interest. As of     , 2008, there was approximately $     held in the trust account. The underwriter deferred a portion of its compensation and agreed to receive $352,350 upon the consummation of a business combination, which funds shall be paid from the cash held in the trust account upon the closing of the merger.

As disclosed in the prospectus for the IPO, at no time prior to the consummation of the IPO did Fortissimo, or any of its officers, directors, advisors, consultants or affiliates, contact, or engage in any discussions regarding a business combination with, any potential target on behalf of Fortissimo. Following the consummation of the IPO, Fortissimo’s executive officers commenced an active search for a prospective acquisition candidate. Fortissimo conducted exploratory discussions with respect to effecting a business combination with approximately 60 potential targets. With respect to a number of these business combination opportunities, discussions included financial disclosures, reviews of potential transaction structures, estimates of transaction values and discussions of management objectives, business plans and projections. None of the discussions with the potential target companies, other than Psyop, resulted in a definitive agreement regarding a potential business combination. Some of these targets were located in Israel, while others were located in the United States and Eastern Europe. Fortissimo did not agree to substantive terms or enter into a term sheet or letter of intent for a business combination with any of these companies.

In evaluating each prospective acquisition candidate, Fortissimo’s executive officers considered the following factors, in addition to others:

•	the quality, experience and skill of management and the availability of additional personnel;
•	the financial condition and results of operations of the target;
•	the target’s growth potential;
•	the target’s capital requirements;
•	the competitive position of the target;
•	the degree of current or potential market acceptance of the products, processes or services of the target;
•	the proprietary features and degree of intellectual property or other protection of the products, processes or services of the target;
•	the costs and specific deal structure associated with effecting the business combination; and
•	with respect to potential targets that were located outside of Israel, the advantage of establishing research and development facilities or other operations in Israel.

In April 2007, Mr. Yuval Cohen, the Chairman of Fortissimo, was approached by Allon Bloch, an individual with whom he had worked at Jerusalem Venture Partners (“JVP”), an Israeli based venture capital fund, from May 2000 to February 2002. Mr. Bloch left JVP in February 2007, and Mr. Cohen engaged Mr. Bloch in April 2007 as a consultant to Fortissimo to assist with sourcing and evaluating potential acquisition candidates. Mr. Bloch introduced Fortissimo to several companies, one of which was Psyop. Mr. Bloch was a childhood friend of Samuel Selinger, an executive at Psyop responsible for finance and operations. On a trip to the United States in April 2007, Mr. Bloch met with Mr. Selinger in order to learn about Psyop’s activities and to evaluate whether or not it would be a suitable candidate for a proposed business combination with Fortissimo. Prior to April 2007, there was no communication between Mr. Bloch and Mr. Cohen or any other officer of Fortissimo with respect to Psyop, or any other potential acquisition candidate, nor was there any discussion between Mr. Bloch and Mr. Selinger regarding a potential business combination with Fortissimo or any other special purpose acquisition company (SPAC).

In May 2007, Yochai Hacohen, an officer of Fortissimo, was in New York on other business and met with Mr. Selinger at Psyop’s headquarters. Marc Lesnick, another officer of Fortissimo, joined the meeting by phone from Israel. After that meeting, due diligence activities were initiated to better understand Psyop’s activities, market, competition, operations and growth potential. After preliminary diligence was conducted and the executive officers of Fortissimo evaluated the opportunity, Mr. Bloch and Mr. Lesnick met with the senior executives and major shareholders of Psyop at Psyop’s headquarters in New York on June 11, 2007. During those meetings, an initial discussion ensued regarding the proposed terms of a business combination. It was also understood by the parties at that time that it would be advantageous for Psyop to establish research and development facilities in Israel so that it could create proprietary tools that would increase efficiencies and provide a competitive advantage to the company.

In June 2007, there were several meetings of the board of directors of Fortissimo at which the Board evaluated the terms of business combinations with several targets and determined to pursue a transaction with Psyop. On June 20, 2007, the board approved the terms of a proposed business combination with Psyop. On June 21, 2007, a non-binding term sheet was signed by Fortissimo and Psyop. Shortly thereafter, Rothstein, Kass & Company, P.C., was engaged by Psyop to audit its financial statements. The law firm of Wilmer Cutler Pickering Hale and Dorr LLP was engaged by Fortissimo to conduct legal due diligence and to prepare the definitive agreements. On July 11, 2007, Houlihan Smith was engaged to provide a fairness opinion regarding the proposed terms of the transaction.

During the period from July 2007 to January 2008, following the signing of the term sheet with Psyop, our attorneys prepared a draft of the merger agreement and drafts of the other transaction documentation. There were many meetings and discussions between executive officers of Fortissimo and Psyop regarding the transaction documentation, a number of which included their respective counsel, to negotiate further details of the proposed business combination and to evaluate the various growth opportunities for Psyop. Drafts were submitted to Psyop and its shareholders, their attorneys and representatives and were revised several times through the course of the negotiations, which took place in person and by email and teleconference. We held several teleconferences with our directors to update them on the progress of the negotiations. Fortissimo and its counsel also conducted extensive due diligence of Psyop during this period.

In September 2007, Eran Witkon, an independent consultant in Israel, was hired by Psyop to evaluate its information technology and to design a plan to develop tools and software technologies in a research and development facility to be located in Israel. Mr. Witkon is an experienced software designer and architect and has developed a blueprint of Psyop’s information technology needs and his ability to develop them.

On September 11, 2007, Fortissimo held a formal meeting of its board of directors to further discuss the proposed business combination with Psyop. Also participating via teleconference were Andrew Smith, Karl D’Cunha, David Weiss and Brian Weber of Houlihan Smith. Prior to the meeting, copies of the most recent drafts of the significant transaction documents were delivered to the directors in connection with their consideration of the proposed business combination, including the merger agreement, the form of lock-up agreement and the form of employment agreement for senior executives. Representatives of Houlihan Smith made a presentation regarding the fairness of the consideration to be paid in the merger. Representatives of Houlihan Smith advised the board that it was the opinion of Houlihan Smith that the consideration to be paid in the merger was fair to Fortissimo shareholders from a financial point of view and that the fair market value of Psyop was at least 80% of Fortissimo’s net assets at the time of the acquisition. Representatives of Houlihan Smith detailed for Fortissimo’s board the analysis performed by Houlihan Smith and made a presentation concerning how Houlihan Smith arrived at its opinion. Representatives of Houlihan Smith discussed at length with Fortissimo’s board the different analyses used to determine whether or not the merger consideration to be paid by Fortissimo was fair from a financial point of view to its stockholders, as well as to determine the fair market value of Psyop. After considerable review and discussion, the merger agreement and related documents were unanimously approved, subject to any final negotiations and modifications and the board recommended the approval of the merger agreement.

An additional board meeting was held on December 20, 2007, at which time the board reviewed revised drafts of the transaction documents and an updated opinion from Houlihan Smith and unanimously approved the proposed merger, subject to any final negotiations and modifications.

By December 20, 2007, the parties had reached agreement on most of the significant issues relating to the merger. The merger agreement was signed on January 15, 2008. On the same date, Fortissimo issued a press release and filed a Current Report of Form 8-K announcing the execution of the merger agreement and discussing the terms of the merger agreement.

Experience of Fortissimo’s Board of Directors

Our executive officers and members of our board of directors are very experienced in business and financial matters and we believe that they are capable of applying sophisticated judgment to financial projections and other financial information, as well as to management capabilities and other business factors. Biographical information about our directors, who have extensive experience in the media and advertising arena as well as finance, operations and investment experience, is included in “Directors and Executive Officers of Fortissimo Following the Merger.” Our executive officers and directors thus provide the extensive financial analysis, technical and due diligence investigation skills of the types necessary to evaluate Psyop’s business and the industry in which it operates.

Factors Considered by Fortissimo’s Board of Directors

Our board of directors has concluded that it is advisable and in the best interests of Fortissimo’s stockholders to acquire Psyop. On an overall basis, the following factors were critical to our decisions at our board of directors meetings held on September 11, 2007 and December 20, 2007 that were called to consider and act upon the approval of the merger agreement and the transactions contemplated thereby:

•	The existence of a viable and sustainable business model. The board concluded that Psyop had such a business model based on its operating history and recent trends. The board also concluded that the capital and time needed to continue profitability and to increase it were within the scope and expectations of Fortissimo’s stockholders.
•	The quality of management and premier clients. During the course of the negotiations and investigations by Fortissimo, our board met with key members of Psyop’s management team and reviewed their prior employment histories. The senior management of Psyop has extensive experience and expertise in creating and producing 3D animation, visual effects and digital content for the advertising industry. In addition, they have strong relationship with leading advertising agencies and corporate brands on behalf of whom they have successfully created and produced projects and campaigns.
•	The effect on Fortissimo’s stock price. Fortissimo’s directors believe that attention to stock price is fundamental to governance of the company. Based on the factors discussed above, including Psyop's projected revenue and return on invested capital and a comparison of Psyop's financial metrics and purchase price for Psyop to the financial metrics and stock price of public companies deemed comparable at the time of the board meeting and Fortissimo management's confidence in Psyop's management's ability to achieve its projections, it concluded that, if the Psyop business plan continued to be executed in the manner presented by Psyop (which they believed at the time of the board meeting was reasonable to expect), there was a reasonable probability that Fortissimo’s stock price would rise over time.

The Fortissimo board of directors also considered the matters addressed in “Risk Factors.”

Based on the foregoing, our board of directors concluded that the merger agreement with Psyop is in the best interests of Fortissimo’s stockholders. As discussed, it also obtained a fairness opinion that came to the same conclusion prior to approving the merger agreement. In light of the complexity of the various factors, the board did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors. It should also be noted that individual members of the Fortissimo board may have given different weight to different factors.

Satisfaction of 80% Test

It is a requirement that any business acquired by Fortissimo have a fair market value equal to at least 80% of Fortissimo’s net assets at the time of merger, which assets shall include the amount in the trust account. Based on the value of Psyop’s asset base, including goodwill, its historical earnings growth and other financial measures and other factors typically used in valuing businesses, the Fortissimo board of directors, based on the circumstances at the time of the board meeting at which the merger was approved, determined that this requirement was met. The Fortissimo board of directors believes, because of the financial skills and background of its members, it was qualified to conclude that the merger of Psyop met this requirement. Fortissimo also received an opinion from Houlihan Smith that the 80% test had been met at the time of the board meeting.

Interests of Fortissimo’s Directors and Officers in the Merger

When you consider the recommendation of Fortissimo’s board of directors in favor of approval of the merger proposal, you should keep in mind that Fortissimo’s executive officers and members of Fortissimo’s board have interests in the merger transaction that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	If the merger is not approved, Fortissimo will liquidate. In such event, the 1,333,334 shares of common stock held by the Fortissimo Insider Stockholders, including Fortissimo’s officers and directors and their affiliates and other persons, that were acquired prior to or concurrently with the IPO will be worthless because the Fortissimo Insider Stockholders are not entitled to receive any liquidation proceeds with respect to such shares. Such shares had an aggregate market value of $ based on the last sale price of $ on the OTC Bulletin Board on , 2008, the record date. The Fortissimo Insider Stockholders paid $25,000 for 1,000,000 of their Original Shares and $2,000,004 for the 333,334 Insider Units that include the 333,334 Insider Unit Shares.
•	In addition, the 666,668 warrants included in the Insider Units will become worthless if the merger is not consummated. These warrants had an aggregate market value of $ based upon the last sale price of $ on the OTC Bulletin Board on , 2008, the record date.
•	If we are unable to complete a business combination and are forced to liquidate, our directors (Yuval Cohen, Eli Blatt, Marc Lesnick, Shmoulik Barashi and Yochai Hacohen) will be jointly and severally liable under certain circumstances (for example, if a vendor does not waive any rights or claims to the trust account) to ensure that the proceeds in the trust account are not reduced by the claims of certain prospective target businesses and vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us. However, we cannot assure you that they will be able to satisfy those obligations if they are required to do so.

Fairness Opinion

Houlihan Smith delivered a presentation to our board of directors on September 11, 2007 and subsequently delivered its written opinion to our board of directors, which stated that, as of December 10, 2007, and based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, (i) the purchase price is fair, from a financial point of view, to our stockholders, and (ii) the fair market value of Psyop is at least equal to 80% of Fortissimo’s net assets at the time of the merger. The amount of the purchase price was determined pursuant to negotiations between us and Psyop and not pursuant to recommendations of Houlihan Smith. The full text of the written opinion of Houlihan Smith is attached as Annex F and is incorporated by reference into this proxy statement. Houlihan Smith delivered a bring down letter to Fortissimo on December 20, 2007, reaffirming as of December 20, 2007, all of the statements made in its written opinion. The bring down letter is attached as Annex G and is incorporated by reference into this proxy statement.

You are urged to read the Houlihan Smith opinion and bring-down letter carefully and in their entirety for a description of the assumptions made, matters considered, procedures followed and limitations on the review undertaken by Houlihan Smith in rendering its opinion. The summary of the Houlihan Smith opinion and bring-down letter set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion and the bring-down letter.

The Houlihan Smith opinion is for the use and benefit of our board of directors in connection with its consideration of the transaction and is not intended to be and does not constitute a recommendation to you as to how you should vote or proceed with respect to the transaction. Houlihan Smith was not requested to opine as to, and its opinion does not in any manner address, the relative merits of the transaction as compared to any alternative business strategy that might exist for us, our underlying business decision to proceed with or effect the transaction, and other alternatives to the transaction that might exist for us. Houlihan Smith does not express any opinion as to the future performance of us or Psyop or the price at which either our securities might trade at any time in the future.

In arriving at its opinion, Houlihan Smith took into account an assessment of general economic, market and financial conditions, as well as its experience in connection with similar transactions and securities valuations generally. In so doing, among other things, Houlihan Smith:

•	reviewed the financial terms and conditions of the Merger Agreement;
•	analyzed certain unaudited financial statements and historical business information relating to Psyop;
•	reviewed publicly available financial information and other data with respect to Fortissimo, including the Annual Report on Form 10-KSB for the year ended December 31, 2006, the Quarterly Reports on Form 10-QSB for the three months ended March 31, 2007, the six months ended June 30, 2007, the nine months ended September 30, 2007, and the Form 8-K filed March 21, 2007;
•	reviewed certain internal financial information and other data relating to the business and financial prospects of Psyop, including financial forecasts and estimates prepared by the management of Psyop;
•	conducted an on-site visit and held discussions with the senior management of Psyop regarding, among other items, the historic and current situation of Psyop, the future prospects of Psyop, and a potential Employee Stock Ownership Plan;
•	held discussions with the senior management of Fortissimo regarding, among other items, the process by which the Company conducted its search for a target acquisition, the number of targets contacted by the Company, the Company’s decision to form a business combination with Psyop, and the management of the Company’s outlook for the future prospects of Psyop;
•	reviewed financial and operating information with respect to certain publicly-traded companies in the digital animation, graphic arts, advertising, and technology consulting industries, which we believe to be generally comparable to the business of the Company;
•	reviewed the financial terms of certain recent business combinations in the digital animation, graphic arts, advertising, and technology consulting industries specifically and in other industries generally; and
•	performed other financial studies, analyses and investigations, and considered such other information, as we deemed necessary or appropriate.

In arriving at its opinion, Houlihan Smith relied upon and assumed the accuracy and completeness of all of the financial and other information that was used without assuming any responsibility for any independent verification of any such information. Further, Houlihan Smith relied upon the assurances of both our management and Psyop management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information and projections utilized, Houlihan Smith assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which it could make an analysis and form an opinion. The projections were solely used in connection with the rendering of Houlihan Smith’s fairness opinion. Investors should not place reliance upon such projections, as they are not necessarily an indication of what our revenues and profit margins will be in the future. The projections were prepared by Psyop management and are not to be interpreted as projections of future performance (or “guidance”) by our management. Houlihan Smith did not evaluate the solvency or fair value of Psyop under any foreign, state or federal laws relating to bankruptcy, insolvency or similar matters. Houlihan Smith did not make a physical inspection of the properties and facilities of Psyop and did not make or obtain any evaluations or appraisals of Psyop’s assets and liabilities (contingent or otherwise). In addition, Houlihan Smith did not attempt to confirm whether Psyop had good title to its assets.

Houlihan Smith assumed that the transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable foreign, federal and state statutes, rules and regulations. Houlihan Smith assumed that the transaction will be consummated substantially in accordance with the terms set forth in the stock merger agreement, without any further amendments thereto, and that any amendments, revisions or waivers thereto will not be detrimental to our stockholders.

Houlihan Smith’s analysis and opinion are necessarily based upon market, economic and other conditions, as they existed on, and could be evaluated as of, December 10, 2007. Accordingly, although subsequent developments may affect its opinion, Houlihan Smith has not assumed any obligation to update, review or reaffirm its opinion.

In connection with rendering its opinion, Houlihan Smith performed certain financial, comparative and other analyses as summarized below. Each of the analyses conducted by Houlihan Smith was carried out to provide a different perspective on the transaction, and to enhance the total mix of information available. Houlihan Smith did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to the fairness, from a financial point of view, of the purchase price to our stockholders. Further, the summary of Houlihan Smith’s analyses described below is not a complete description of the analyses underlying Houlihan Smith’s opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Houlihan Smith made qualitative judgments as to the relevance of each analysis and factors that it considered. In addition, Houlihan Smith may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should not be taken to be Houlihan Smith’s view of the value of Psyop’s assets. The estimates contained in Houlihan Smith’s analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the value of businesses or assets neither purports to be appraisals nor do they necessarily reflect the prices at which businesses or assets may actually be sold. Accordingly, Houlihan Smith’s analyses and estimates are inherently subject to substantial uncertainty. Houlihan Smith believes that its analyses must be considered as a whole and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete and misleading view of the process underlying the analyses performed by Houlihan Smith in connection with the preparation of its opinion.

The summaries of the financial reviews and analyses include information presented in tabular format. In order to fully understand Houlihan Smith’s financial reviews and analyses, the tables must be read together with the accompanying text of each summary. The tables alone do not constitute a complete description of the financial analyses, including the methodologies and assumptions underlying the analyses, and if viewed in isolation could create a misleading or incomplete view of the financial analyses performed by Houlihan Smith.

The analyses performed were prepared solely as part of Houlihan Smith’s analysis of the fairness, from a financial point of view, of the purchase price to our stockholders, and were provided to our board of directors in connection with the delivery of Houlihan Smith’s opinion. The opinion of Houlihan Smith was just one of the many factors taken into account by our board of directors in making its determination to approve the transaction, including those described elsewhere in this proxy statement.

Discounted Cash Flow Method

A discounted cash flow analysis estimates value based upon a company’s projected future free cash flow discounted at a rate reflecting risks inherent in its business and capital structure. Unlevered free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations.

Houlihan Smith was provided with financial projections prepared by Psyop’s management which it used in its discounted cash flow analysis. Houlihan Smith used the financial projections to determine the enterprise net cash flows of Psyop over the projected eight-year period. Houlihan Smith used the enterprise net cash flows determined on the previous slide to calculate a fair market enterprise value applying the discounted cash flow method.

For purposes of Houlihan Smith’s analyses, “EBITDA” means earnings before interest, taxes, depreciation and amortization, as adjusted for add-backs for owner’s compensation, management fees and one-time charges.

Guideline Public Company Method

The Guideline Public Company Method applies the trading multiples of publicly traded companies to the subject company to derive an indication of value. The analyst searches for guideline companies in industries similar to the subject company with operating structures and target customers as similar to the subject company as possible.

Houlihan Smith searched the universe of publicly traded companies on public exchanges and found ten companies that met its criteria for guideline companies. Houlihan Smith performed a size, growth, leverage, profitability, turnover ratio and liquidity (“SGLPTL”) analysis to compare the guideline companies to Psyop. Houlihan Smith determined that Psyop was smaller in size, had more growth over the latest twelve-month period than, was similarly levered as, was more profitable in terms of EBITDA margin than, and was slightly more liquid than the median of the guideline companies.

Houlihan Smith determined that the valuations derived from EBITDA and revenue multiples of the guideline companies would provide the most meaningful indications of value. However, given Psyop’s unique operating structure and target niche market, there was a lack of reasonable and justifiable similarity, and therefore Houlihan Smith placed less weight on this approach when performing its analysis.

Comparable Transaction Method

The comparable transactions method is a market approach which analyzes transactions involving target companies operating in industries similar to Psyop. While it is known that no two companies are exactly alike, nor are any two transactions structured exactly the same, consideration is given to the similarity in capital structure, operations, size and profitability, as well as other operating characteristics of the target companies.

Houlihan Smith found seven transactions within the graphic design, digital animation, marketing, and technology consulting industries that had limited comparability. However, given Psyop’s unique operating structure and target niche market, there was a lack of reasonable and justifiable similarity, and therefore Houlihan Smith placed less weight on this approach when performing its analysis. Houlihan Smith applied the median Enterprise Value to EBITDA and revenue multiples of thecomparable transactions to Psyop’s EBITDA and revenue over the latest twelve-month periodended June 30, 2007 to conclude an enterprise value based upon the comparable transactionsmethod.

80% Test

Our initial business combination must be with a target business whose fair market value is at least equal to 80% of Fortissimo’s net assets at the time of such acquisition. Houlihan Smith reviewed the balance in our trust account as of September 30, 2007 and compared that to Psyop’s indicated range of enterprise value. Houlihan Smith noted that the fair market value of Psyop exceeds 80% of Fortissimo’s net assets.

Based on the information and analyses set forth above, Houlihan Smith delivered its written opinion to our board of directors, which stated that, as of December 10, 2007, based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, (i) the purchase price is fair, from a financial point of view, to our stockholders, and (ii) the fair market value of Psyop is at least equal to 80% of Fortissimo’s net assets at the time of the merger. Houlihan Smith is an investment banking firm that, as part of its investment banking business, regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, corporate restructurings, private placements, and for other purposes. We determined to use the services of Houlihan Smith because it is a recognized investment banking firm that has substantial experience in similar matters Houlihan Smith has received a fee in connection with the preparation and issuance of its opinion and will be reimbursed for its reasonable out-of-pocket expenses, including attorneys’ fees. In addition, we have agreed to indemnify Houlihan Smith for certain liabilities that may arise out of the rendering of its opinion. Houlihan Smith does not beneficially own any interest in either us or Psyop and has not provided either company with any other services.

Recommendation of Fortissimo’s Board of Directors

After careful consideration, Fortissimo’s board of directors determined unanimously that the merger proposal, the capitalization amendment proposal, the charter amendment proposal, the incentive compensation plan proposal, the director election proposal election and adjournment proposal are fair to and in the best interests of Fortissimo and its stockholders and unanimously recommends that you vote or give instructions to vote “FOR” the approval of each of such proposals.

The foregoing discussion of the information and factors considered by the Fortissimo board of directors is not meant to be exhaustive, but includes the material information and factors considered by the Fortissimo board of directors.

Appraisal Rights

Fortissimo stockholders do not have appraisal rights in connection with the merger under the DGCL.

Material United States Federal Income Tax Consequences of the Merger

The following section is a general summary of material United States federal income tax consequences of the merger to holders of Fortissimo common stock. This discussion addresses only those Fortissimo stockholders that hold their shares as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”), and does not address all the United States federal income tax consequences that may be relevant to particular holders in light of their individual circumstances or to holders that are subject to special rules, such as:

•	financial institutions;
•	investors in pass-through entities;
•	tax-exempt organizations;
•	dealers in securities or currencies;
•	traders in securities that elect to use a mark to market method of accounting; and
•	persons that hold Fortissimo common stock as part of a straddle, hedge, constructive sale or conversion transaction.

In addition, this summary applies only to U.S. holders of Fortissimo common stock. As used in this summary, the term “U.S. holder” includes (i) an individual who is a citizen of the United States or who is a resident of the United States for U.S. federal income tax purposes, (ii) a corporation or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States, any state thereof or the District of Columbia, (iii) a trust if either (a) it is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) it has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person, and (iv) an estate that is subject to U.S. federal income tax on its income regardless of the source of such income.

This summary does not address the tax treatment of persons that hold Fortissimo common stock through a partnership or other pass-through entity. If a partnership or other pass-through entity holds Fortissimo common stock, the tax treatment of a partner in such partnership (or member in such pass-through entity)

generally will depend on the status of the partner or member and the activities of the partnership or other pass-through entity. A partner in a partnership (or member in pass-through entity) holding Fortissimo common stock should consult its tax advisor regarding the tax consequences of the merger.

No ruling has been, or will be, sought from the Internal Revenue Service as to the tax consequences of the merger.

General

The Merger will not be a taxable event for Fortissimo or the Fortissimo stockholders for United States federal income tax purposes. Thus, no gain or loss will be recognized in the merger by the U.S. holders of Fortissimo common stock if their conversion rights are not exercised.

A U.S. holder of Fortissimo common stock who exercises conversion rights and effects a termination of the stockholder’s interest in Fortissimo (a converting holder) generally will be required to recognize gain or loss upon the exchange of that converting holder’s shares of common stock of Fortissimo for cash. Such gain or loss will be measured by the difference between the amount of cash received and the tax basis of the converting holder’s shares of Fortissimo common stock. This gain or loss will be capital gain or loss if such shares were held as a capital asset on the date of the merger and will be a long-term capital gain or loss if the holding period for the share of Fortissimo common stock is more than one year.

Backup Withholding; Information Reporting

Under U.S. federal income tax laws, Fortissimo may be required to report to a converting holder and to the Internal Revenue Service any reportable payments made to such converting holder and backup withholding may apply to such payment unless such holder provides proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. The amounts withheld under the backup withholding rules are not an additional tax and may be refunded, or credited against the holder’s U.S. federal income tax liability, provided the required information is furnished.

This discussion is intended to provide only a general summary of the material United States federal income tax consequences of the merger. It does not address tax consequences that may vary with, or are contingent on, your individual circumstances. In addition, the discussion does not address any non-income tax or any foreign, state or local tax consequences of the merger. Accordingly, you are strongly urged to consult with your own tax advisor to determine the particular United States federal, state, local or foreign income or other tax consequences to you of the merger.

Anticipated Accounting Treatment

The merger will be accounted for under the purchase method of accounting as a reverse acquisition in accordance with U.S. generally accepted accounting principles. Under this method of accounting, Fortissimo will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on Psyop comprising the ongoing operations of the combined entity and senior management of the combined company. In accordance with guidance applicable to these circumstances, the merger will be considered to be a capital transaction in substance. Accordingly, for accounting purposes, the merger will be treated as the equivalent of Psyop issuing stock for the net assets of Fortissimo, accompanied by a recapitalization. The net assets of Fortissimo will be stated at fair value, which is considered to approximate historical cost, with no goodwill or other intangible assets recorded. Operations prior to the merger will be those of Psyop.

Regulatory Matters

The merger and the transactions contemplated by the merger agreement are not subject to any additional federal or state regulatory requirement or approval, including the HSR Act, except for filings with the States of New York and Delaware necessary to effectuate the transactions contemplated by the merger agreement.

Required Vote

The approval of the merger proposal will require the affirmative vote of the holders of a majority of the Public Shares voted on the proposal at the annual meeting. If the holders of 20% or more of the Public Shares vote against the merger proposal and demand to convert their shares into a pro rata portion of our trust account, or if the capitalization amendment proposal or the charter amendment proposal are not approved by the Fortissimo stockholders, the other proposals will not presented for approval at the annual meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE MERGER PROPOSAL.

THE MERGER AGREEMENT

For a discussion of the merger structure, merger consideration and indemnification provisions of the merger agreement, please see “The Merger Proposal.” Such discussion and the following summary of other material provisions of the merger agreement are qualified by reference to the complete text of the merger agreement, a copy of which is attached as Annex A to this proxy statement. All stockholders are encouraged to read the merger agreement in its entirety for a more complete description of the terms and conditions of the merger.

Closing and Effective Time of the Merger

The closing of the merger will take place on the third business day following the satisfaction of the last of the conditions described below under “The Merger Agreement — Conditions to the Closing of the Merger,” unless Fortissimo and Psyop agree in writing to another time. The merger of Merger Sub into Psyop and the purchase by Fortissimo of the Blacklist membership interests are expected to be consummated promptly after the annual meeting of Fortissimo’s stockholders described in this proxy statement. The merger of Psyop into Fortissimo will take place within 10 days thereafter.

Representations and Warranties

The merger agreement contains representations and warranties relating to, for each of Psyop and Fortissimo, among other things:

•	proper organization and similar limited liability and corporate matters;
•	capital structure of each constituent company;
•	the authorization, performance and enforceability of the merger agreement;
•	licenses and permits;
•	taxes;
•	financial information and absence of undisclosed liabilities;
•	holding of leases and ownership of other properties, including intellectual property;
•	accounts receivable;
•	contracts;
•	title to, and condition of, properties and assets and environmental and other conditions thereof;
•	absence of certain changes;
•	employee matters;
•	compliance with laws;
•	brokers;
•	certain business practices; and
•	litigation.

The Psyop shareholders have also represented as to their authorization of the merger and the transaction documents, title to their Psyop shares and Blacklist membership interests, brokerage, status as an accredited investor, absence of related-party transactions with Psyop and tax treatment of the merger.

Covenants

Fortissimo, Psyop and the Psyop shareholders have each agreed to take such actions as are necessary, proper or advisable to consummate the merger. Fortissimo and Psyop have also agreed to continue to operate their respective businesses in the ordinary course prior to the closing and not to take the following actions, among others, without the prior written consent of the other party:

•	amend or otherwise change its organizational documents;

•	(i) issue or sell or authorize the issuance or sale of any shares of capital stock of any class, or securities convertible into or exchangeable or exercisable for any shares of such capital stock, or any options, warrants or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interest); or (ii) pledge, dispose of, grant, transfer, lease, license, guarantee or encumber, or authorize the pledge, disposition, grant, transfer, lease, license or encumbrance of any property or assets, except sales of inventory in the ordinary course of business consistent with past practice;
•	(i) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any interest in any corporation, partnership, other business organization or Person or any division thereof; (ii) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any Person for borrowed money or make any loans or advances material to its business, assets, liabilities, financial condition or results of operations; (iii) terminate, cancel or request any material change in, or agree to any material change in, any material contract or license agreement; (iv) make or authorize any capital expenditure, other than, with respect to Psyop, capital expenditures in the ordinary course of business consistent with past practice that have been budgeted for fiscal year 2007 and disclosed to Fortissimo and that are not, in the aggregate, in excess of $150,000; or (v) enter into or amend any contract, agreement, commitment or arrangement that, if fully performed, would not be permitted under the merger agreement other than, with respect to Psyop, any contract, agreement, commitment or arrangement to lease property or incur indebtedness in connection with the establishment of new offices of Psyop in Los Angeles, California, and London, United Kingdom;
•	declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock, other than as described in the merger agreement;
•	reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock;
•	amend the terms of, repurchase, redeem or otherwise acquire, any of its securities or propose to do any of the foregoing;
•	with respect to Psyop (including its UK subsidiary) and Blacklist only: (i) increase the compensation payable or to become payable to its directors, officers, consultants or employees other than to increase the salary of a director, officer, consultant or employee consistent with past practice and not in excess of 20% of the salary paid to such director, officer, consultant or employee during the prior fiscal year; (ii) grant any rights to severance or termination pay to its directors, officers, consultants or employees; or (iii) enter into any employment or severance agreement which provides benefits upon a change in control of Psyop that would be triggered by the transactions contemplated hereby with, any director, officer, consultant or other employee of Psyop, Blacklist or the subsidiary, in each case who is not currently entitled to such benefits; (iv) establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer, consultant or employee of Psyop, Blacklist or the subsidiary, except to the extent required by applicable law or the terms of a collective bargaining agreement; or (v) enter into or amend any contract, agreement, commitment or arrangement between Psyop, Blacklist or the subsidiary and any of Psyop’s directors, officers, consultants or employees;
•	pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice, and with respect to Psyop only, such payment of liabilities reflected or reserved against on the audited consolidated balance sheet of Psyop dated as of December 31, 2006 previously presented to Parent and only to the extent of such reserves;

•	make any change with respect to its accounting policies, principles, methods or procedures, including, without limitation, revenue recognition policies, other than as required by GAAP;
•	make any tax election, settle or compromise any tax liability, or make any application for, negotiate or receive a tax ruling or arrangement, whether or not in connection with the merger, on its own behalf or on behalf of any of its shareholders in connection with the merger, in each case, except as explicitly contemplated in the merger agreement;
•	cancel or terminate any insurance policy naming it as a beneficiary or a loss payee, except in the ordinary and usual course of business;
•	maintain its books and records in a manner not consistent with past business practices;
•	take any action which would materially adversely affect the goodwill of its suppliers, customers and others with whom it has business relations;
•	fail to pay and perform all of its debts, obligations and liabilities as and when due and all leases, agreements, contracts and other commitments to which it is a party in accordance with the terms and provisions thereof;
•	fail to comply in all material respects with all laws that may be applicable to its business; or
•	authorize or enter into any formal or informal agreement or otherwise make any commitment to do any of the foregoing or to take any action which would make any of its representations or warranties contained in the merger agreement untrue or incorrect or prevent it from performing or cause it not to perform its covenants hereunder or result in any of the conditions to the closing set forth in the merger agreement not being satisfied.

The merger agreement also contains additional covenants of the parties, including covenants providing for:

•	Psyop and its shareholders, prior to October 11, 2008, not to solicit any transaction that would be competitive to the merger. If Psyop breaches this covenant and closes a competing transaction within such period, it will be obligated to pay Fortissimo $2,000,000 plus any out-of-pocket expenses incurred by Fortissimo in connection with the merger, as liquidated damages and not as a penalty and in lieu of any other right or remedy that Fortissimo may have with respect to such breach;
•	consultation by the parties with respect to the issuance of public announcements, including press releases;
•	Fortissimo to use its best efforts to obtain listing of its common stock on the NASDAQ Capital Market;
•	Fortissimo to use its best efforts to register, within 11 months following the closing of the merger, the shares of its common stock issued to the Psyop shareholders for resale by them;
•	Psyop to use its best efforts to establish operations in Israel as soon as possible following the closing of the merger;
•	the parties to use commercially reasonable efforts to obtain all necessary approvals from governmental agencies and other third parties that are required for the consummation of the transactions contemplated by the merger agreement;
•	the protection of confidential information of the parties and, subject to the confidentiality requirements, the provision of reasonable access to information;
•	the filing of tax returns, payment of taxes and other tax-related matters:
•	Fortissimo to prepare and file this proxy statement;

•	the waiver by Psyop of its rights to make claims against Fortissimo to collect from the trust account established for the benefit of the holders of Fortissimo’s Public Shares for any moneys that may be owed to it by Fortissimo for any reason whatsoever, including breach by Fortissimo of the merger agreement or its representations and warranties therein; and
•	the payment by Psyop of a dividend to its shareholders prior to the closing of the merger out of available cash on hand (assuming that there is adequate surplus for the payment thereof), the aggregate amount of which shall be equal to (a) Psyop’s 2007 net income, minus (b) $520,000, assuming such figure is a positive number. 50% of such dividend shall be payable on the date such dividend is declared, which such declaration may be based upon Psyop’s unaudited financial statements for the 2007 fiscal year, and the remaining 50% shall be payable on the closing of the merger, which such amounts shall be based upon Psyop’s audited financial statements for the 2007 fiscal year, In no event shall the aggregate amount of such dividend exceed Psyop’s net cash (defined as cash and cash equivalents less current liabilities) on the date of such dividend payment.

Conditions to Closing of the Merger

General Conditions

Consummation of the merger and the related transactions is conditioned on the Fortissimo stockholders, at a meeting called for these purposes, approving the merger proposal and also approving the capitalization amendment proposal and the charter amendment proposal. The Fortissimo stockholders will also be asked to (i) approve the incentive compensation plan proposal, (ii) approve the election of directors proposal and (iii) if necessary, approve the adjournment proposal, but the consummation of the merger is not conditioned on the approval of any of such proposals.

In addition, the consummation of the transactions contemplated by the merger agreement is conditioned upon normal closing conditions in a transaction of this nature, including:

•	approval of the merger proposal by the requisite vote of the holders of Fortissimo’s Public Shares;
•	holders of fewer than twenty percent (20%) of the Public Shares outstanding immediately before the consummation of the merger properly exercising their rights to convert their shares into a pro rata share of the trust account in accordance with Fortissimo’s second amended and restated certificate of incorporation;
•	the execution by and delivery to each party of each of the various transaction documents;
•	the delivery by each party to the other party of a certificate to the effect that the representations and warranties of the delivering party are true and correct in all material respects as of the closing and all covenants contained in the merger agreement have been materially complied with by the delivering party;
•	the receipt of necessary consents and approvals by third parties and the completion of necessary proceedings; and
•	no order, writ, injunction or decree being issued by any governmental authority preventing, restraining or prohibiting, in whole or in part, the consummation of the merger and the other transactions contemplated by the merger agreement.

Fortissimo’s Conditions to Closing

The obligations of Fortissimo to consummate the transactions contemplated by the merger agreement, in addition to the conditions described above in the second paragraph of this section, are conditioned upon each of the following, among other things:

•	there being no material adverse change affecting Psyop that has occurred since the signing of the merger agreement;
•	the employment agreements and other agreements with the Psyop shareholders shall be been executed and delivered by Psyop and them;

•	the Lock-up and Trading Restriction Agreements, the Restricted Stock Agreement and the Escrow Agreement shall have been executed and delivered by the parties thereto; and
•	receipt by Fortissimo of an opinion of Psyop’s counsel in agreed form.

Psyop’s Conditions to Closing

The obligations of Psyop to consummate the transactions contemplated by the merger agreement also are conditioned upon, among other things:

•	there being no material adverse change affecting Fortissimo that has occurred since the signing of the merger agreement;
•	Fortissimo shall have caused funds remaining in the trust account to be dispersed to Fortissimo; and
•	receipt by Psyop of an opinion of Fortissimo’s counsel in agreed form.

If permitted under applicable law, either Psyop or Fortissimo may waive any inaccuracies in the representations and warranties made to such party contained in the merger agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the merger agreement. The condition requiring that the holders of fewer than 20% of the Public Shares affirmatively vote against the merger proposal and demand conversion of their shares into cash may not be waived. We cannot assure you that all of the conditions will be satisfied or waived.

Termination

The merger agreement may be terminated at any time, but not later than the closing as follows:

•	By mutual written consent of Fortissimo and Psyop;
•	By either Fortissimo or Psyop if the merger is not consummated on or before October 11, 2008, provided that such termination is not available to a party whose failure to act has been a cause of or resulted in the failure of the merger to be consummated before such date;
•	By either Fortissimo or Psyop if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger, which order, decree, judgment, ruling or other action is final and nonappealable; and
•	By either Fortissimo or by Psyop or the Psyop shareholders if the other party has breached any of its covenants or representations and warranties and has not cured its breach within twenty days of the notice of an intent to terminate, provided that the terminating party is itself not in breach; and
•	By either Fortissimo or Psyop if, at the Fortissimo stockholder meeting, the merger agreement shall fail to be approved by the affirmative vote of the holders of a majority of the Public Shares voted at the annual meeting or the holders of 20% or more of the Public Shares exercise conversion rights.

Effect of Termination

In the event of proper termination by either Fortissimo or Psyop, the merger agreement will become void and have no effect, without any liability or obligation on the part of Fortissimo or Psyop, except that if the merger agreement is terminated by a party because of a breach by the other party, the terminating party will be entitled to a payment of $2,000,000 from the breaching party within one business day after such termination, as liquidated damages and not as a penalty and in lieu of any other right or remedy that the terminating party may have against the other parties to the merger agreement.

Fees and Expenses

Except as described above with respect to the payment of liquidated damages, all fees and expenses incurred in connection with the merger agreement and the transactions contemplated thereby will be paid by the party incurring such expenses; provided, however, if the merger is consummated, Fortissimo will pay the expenses incurred by Psyop.

As of September 30, 2007, Fortissimo had accounts payable and accrued liabilities of approximately $102,000, excluding accrued income taxes and deferred underwriting compensation. It estimates that it will incur additional expenses of approximately $500,000 that would be required to be paid if the merger is not consummated. Of such total of approximately $500,000, vendors and service providers to whom $100,000 is or would be owed have waived their rights to make claims for payment from amounts in the trust account. Any of Fortissimo’s accounts payable and accrued liabilities that are outstanding upon the consummation of the merger will be paid by the combined company following the merger.

Confidentiality; Access to Information

Fortissimo and Psyop will afford to the other party and its financial advisors, accountants, counsel and other representatives prior to the completion of the merger reasonable access during normal business hours, upon reasonable notice, to all of their respective properties, books, records and personnel to obtain all information concerning the business, including the status of product development efforts, properties, results of operations and personnel, as each party may reasonably request. Fortissimo and Psyop will maintain in confidence any non-public information received from the other party, and use such non-public information only for purposes of consummating the transactions contemplated by the merger agreement.

Amendments

The merger agreement may be amended by the parties thereto at any time by execution of an instrument in writing signed on behalf of each of the parties.

Extension; Waiver

At any time prior to the closing, any party to the merger agreement may, in writing, to the extent legally allowed:

•	extend the time for the performance of any of the obligations or other acts of the other parties to the agreement;
•	waive any inaccuracies in the representations and warranties made to such party contained in the merger agreement or in any document delivered pursuant to the merger agreement; and
•	waive compliance with any of the agreements or conditions for the benefit of such party contained in the merger agreement, except that the condition requiring that the holders of fewer than 20% of the Public Shares affirmatively vote against the merger proposal and demand conversion of their shares into cash may not be waived.

THE CAPITALIZATION AMENDMENT PROPOSAL

Assuming the merger proposal is approved by Fortissimo’s stockholders, we are proposing to amend Article Fourth of our second amended and restated certificate of incorporation to (i) increase the number of authorized shares of our capital stock from 22,000,000 to 51,000,000 and (ii) increase the number of authorized shares of our common stock from 21,000,000 to 50,000,000, effective upon consummation of the merger. This proposal to amend our second amended and restated certificate of incorporation is conditioned upon and subject to the approval of the merger proposal.

In the judgment of our board of directors, the increase in our capitalization is desirable and in our stockholders’ best interests. As of January 31, 2008, there are 5,868,334 shares of our common stock outstanding and we will be issuing an additional 3,337,941 (based on a price of $5.77 per share) shares of common stock upon consummation of the merger as well as up to 1,588,677 shares of common stock as contingent consideration (based on a price of $5.77 per share) and up to 1,733,102 shares of common stock as additional consideration (based on a price of $5.77 per share) pursuant to the merger agreement. We have also reserved 10,936,668 shares of common stock issuable upon exercise of warrants and a unit purchase option issued in our IPO. We will also need to reserve 865,390 shares of common stock in connection with our incentive compensation plan proposal discussed below. The authorization of additional shares of common stock will enable us to have the flexibility to authorize the issuance of shares of common stock in the future for financing our business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits.

Required Vote

The approval of the capitalization amendment proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Fortissimo common stock on the record date.

Recommendation of Fortissimo’s Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE CAPITALIZATION AMENDMENT PROPOSAL.

THE CHARTER AMENDMENT PROPOSAL

Assuming the merger proposal is approved by Fortissimo’s stockholders, we are proposing to (i) change our corporate name from “Fortissimo Acquisition Corp.” to “Psyop, Inc.”, (ii) amend Article Sixth of our second amended and restated certificate of incorporation to change the term of our corporate existence to perpetual from one that now is scheduled to end on October 11, 2008, (iii) remove the preamble and sections A through D, inclusive, of Article Seventh of our second amended and restated certificate of incorporation and redesignate section E of Article Seventh as Article Seventh and (iv) add Article Eleventh to our second amended and restated certificate of incorporation to prohibit stockholders from acting by written consent, all effective upon consummation of the merger. This proposal to amend our second amended and restated certificate of incorporation is conditioned upon and subject to the approval of the merger proposal.

In the judgment of our board of directors, the charter amendment proposal is desirable as it will be necessary to extend the term of our corporate existence to allow us to continue in business as a valid corporation after October 11, 2008. Making such existence perpetual will conform to the standard used by the overwhelming proportion of other corporations. Also, sections A through D of Article Seventh relate to the operation of Fortissimo as a blank check company prior to the consummation of a business combination and will not be applicable upon consummation of the merger. Article Eleventh is being added to bring our third amended and restated certificate of incorporation following the closing of the merger in line with a similar provision in the charters of most other publicly-traded companies.

In the judgment of our board of directors, the change of our corporate name is desirable to reflect our merger with Psyop. The Psyop name is a recognized name in the animation and mixed media advertising production industry. Stockholders will not be required to exchange outstanding stock certificates for new stock certificates if the amendment is adopted.

Required Vote

The approval of the charter amendment proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Fortissimo common stock on the record date.

Recommendation of Fortissimo’s Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE CHARTER AMENDMENT PROPOSAL.

THE INCENTIVE COMPENSATION PLAN PROPOSAL

On       , 2008, Fortissimo’s board of directors adopted, subject to stockholder approval, the 2008 stock incentive plan. If the plan is approved by the stockholders, up to 865,390 shares of common stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2008 stock incentive plan.

Fortissimo’s board of directors believes that the future success of Fortissimo depends, in large part, upon the ability of Fortissimo to maintain a competitive position in attracting, retaining and motivating key personnel.

Description of the 2008 Stock Incentive Plan

The following is a brief summary of the 2008 stock incentive plan, a copy of which is attached to this proxy statement as Annex D.

Types of Awards

The 2008 stock incentive plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards as described below (collectively, “awards”).

Incentive Stock Options and Non-statutory Stock Options.  Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options must be granted at an exercise price that is at least equal to the fair market value of the common stock on the date of grant. Under present law, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than 100% of the fair market value of the common stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of Fortissimo). Options may not be granted for a term in excess of ten years. The 2008 stock incentive plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a “cashless exercise” through a broker, (ii) subject to certain conditions, delivery to Fortissimo of shares of common stock, (iii) subject to certain conditions, delivery to Fortissimo of a promissory note, (iv) any other lawful means, or (v) any combination of these forms of payment.

Stock Appreciation Rights.  A Stock Appreciation Right, or SAR, is an award entitling the holder, upon exercise, to receive an amount in common stock or cash or a combination thereof determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of common stock. SARs may be granted independently or in tandem with an option.

Restricted Stock Awards.  Restricted stock awards entitle recipients to acquire shares of common stock, subject to the right of Fortissimo to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award.

Restricted Stock Unit Awards.  Restricted stock unit awards entitle the recipient to receive shares of common stock to be delivered at the time such shares vest pursuant to the terms and conditions established by Fortissimo’s board of directors.

Other Stock-Based Awards.  Under the 2008 stock incentive plan, Fortissimo’s board of directors has the right to grant other awards based upon the common stock having such terms and conditions as Fortissimo’s board of directors may determine, including the grant of shares based upon certain conditions, the grant of awards that are valued in whole or in part by reference to, or otherwise based on, shares of common stock, and the grant of awards entitling recipients to receive shares of common stock to be delivered in the future.

Performance Conditions.  Fortissimo’s board of directors may determine, at the time of grant, that a restricted stock award, restricted stock unit award or other stock-based award granted to a recipient will vest solely upon the achievement of specified performance criteria. With respect to awards that are intended to qualify as “performance based compensation” under Section 162(m) of the Code, the performance criteria for each such award will be based on one or more of the following measures: net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives or total stockholder return. These performance measures may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance goals may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs. Such performance goals: (i) may vary by recipient and may be different for different awards; (ii) may be particular to a recipient or the department, branch, line of business, subsidiary or other unit in which the recipient works and may cover such period as may be specified by Fortissimo’s board of directors; and (iii) will be set by Fortissimo’s board of directors within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m). Awards that are intended to qualify as performance-based compensation under Section 162(m) may be based on these or other performance criteria.

Fortissimo believes that disclosure of any further details concerning the performance measures for any particular year may be confidential commercial or business information, the disclosure of which would adversely affect Fortissimo.

Transferability of Awards

Except as Fortissimo’s board of directors may otherwise determine or provide in an award agreement, awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the recipient, awards are exercisable only by the recipient.

Eligibility to Receive Awards

Employees, officers, directors, consultants and advisors of Fortissimo and its subsidiaries are eligible to be granted awards under the 2008 stock incentive plan. Under present law, however, incentive stock options may only be granted to employees of Fortissimo and its subsidiaries.

The maximum number of shares with respect to which awards may be granted to any participant under the 2008 stock incentive plan is       shares per calendar year. For purposes of this limit, the combination of an option in tandem with a SAR is treated as a single award. The maximum number of shares with respect to which awards other than options and SARs may be granted is     % of the total number of authorized shares under the plan. In addition, the maximum number of shares with respect to which awards may be granted to directors who are not employees of Fortissimo at the time of grant is       % of the total number of authorized shares under the plan.

Plan Benefits

The granting of awards under the 2008 stock incentive plan is discretionary, and Fortissimo cannot now determine the number or type of awards to be granted in the future to any particular person or group.

On       , 2008, the last reported sale price of Fortissimo common stock on the OTC Bulletin Board was $      .

Administration

The 2008 stock incentive plan is administered by Fortissimo’s board of directors. Fortissimo’s board of directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2008 stock incentive plan and to interpret the provisions of the 2008 stock incentive plan and any award agreements entered into under the plan. Pursuant to the terms of the 2008 stock incentive plan, Fortissimo’s board of directors may delegate authority under the 2008 stock incentive plan to one or more committees or subcommittees of our board of directors. Fortissimo’s board of directors will form a compensation committee shortly after the merger and authorize it to administer certain aspects of the 2008 stock incentive plan, including the granting of options to executive officers, and has authorized certain officers of Fortissimo to grant options to employees or officers, but in no case executive officers, subject to limitations set by the board of directors and/or compensation committee.

Subject to any applicable limitations contained in the 2008 stock incentive plan, Fortissimo’s board of directors or any committee to whom our board of directors delegates authority, as the case may be, selects the recipients of awards and determines (i) the number of shares of common stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options (which may not exceed 10 years), and (iv) the number of shares of common stock subject to any SAR, restricted stock award, restricted stock unit award or other stock-based awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price.

Fortissimo’s board of directors is required to make appropriate adjustments in connection with the 2008 stock incentive plan and any outstanding awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2008 stock incentive plan also contains provisions addressing the consequences of any reorganization event, which is defined as (i) any merger or consolidation of Fortissimo with or into another entity as a result of which all of the common stock of Fortissimo is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled or (b) any exchange of all of the common stock of Fortissimo for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of Fortissimo. In connection with a reorganization event, Fortissimo’s board of directors may take any one or more of the following actions as to all or any outstanding awards (other than restricted stock and restricted stock unit awards): (i) provide that awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice, provide that all unexercised options or other unexercised awards will become exercisable in full and will terminate immediately prior to the consummation of such reorganization event unless exercised within a specified period following the date of such notice, (iii) provide that outstanding awards will become exercisable, realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon such reorganization event, (iv) in the event of a reorganization event under the terms of which holders of common stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event (the “acquisition price”), make or provide for a cash payment to an award holder equal to (A) the acquisition price times the number of shares of common stock subject to the holder’s awards (to the extent the exercise price does not exceed the acquisition price) minus (B) the aggregate exercise price of all the holder’s outstanding awards, in exchange for the termination of such awards, (v) provide that, in connection with a liquidation or dissolution of Fortissimo, awards will convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof) and (vi) any combination of the foregoing.

Upon a reorganization event other than a liquidation or dissolution of Fortissimo, Fortissimo’s repurchase and other rights with respect to restricted stock awards will inure to the benefit of Fortissimo’s successor. Upon a liquidation or dissolution of Fortissimo, except to the extent provided to the contrary in an award agreement or other agreement between Fortissimo and the recipient, all restrictions and conditions on all restricted stock awards then outstanding will automatically be deemed terminated or satisfied.

Fortissimo’s board of directors may at any time provide that any award will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

If any award expires or is terminated, surrendered, canceled or forfeited, the unused shares of common stock covered by such award will again be available for grant under the 2008 stock incentive plan, subject, however, in the case of incentive stock options, to any limitations under the Code.

Substitute Options

In connection with a merger or consolidation of an entity with Fortissimo or the acquisition by Fortissimo of property or stock of an entity, Fortissimo’s board of directors may grant options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute options may be granted on such terms as Fortissimo’s board of directors deems appropriate in the circumstances, notwithstanding any limitations on options contained in the 2008 stock incentive plan. Substitute options will not count against the 2008 stock incentive plan’s overall share limit, except as may be required by the Code.

Provisions for Foreign Participants

Fortissimo’s board of directors may modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the 2008 stock incentive plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

Amendment or Termination

No award may be made under the 2008 stock incentive plan after       , 2018 but awards previously granted may extend beyond that date. Fortissimo’s board of directors may at any time amend, suspend or terminate the 2008 stock incentive plan; provided that, to the extent determined by Fortissimo’s board of directors, no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement will become effective until such stockholder approval is obtained. No award will be made that is conditioned upon stockholder approval of any amendment to the 2008 stock incentive plan.

If stockholders do not approve the adoption of the 2008 stock incentive plan, the 2008 stock incentive plan will not go into effect, and Fortissimo will not grant any awards under the 2008 stock incentive plan. In such event, Fortissimo’s board of directors will consider whether to adopt alternative arrangements based on its assessment of the needs of Fortissimo.

U.S. Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 2008 stock incentive plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. The plan provides that no award will provide for deferral of compensation that does not comply with Section 409A of the Code, unless Fortissimo’s board of directors, at the time of grant, specifically provides that the award is not intended to comply with Section 409A. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by Fortissimo or its corporate parent or 50%-or- more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Non-statutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (meaning sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Non-statutory Stock Options

A participant will not have income upon the grant of a non-statutory stock option. A participant will have compensation income upon the exercise of a non-statutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights

A participant will not have income upon the grant of a stock appreciation right. A participant generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards

A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units

A participant will not have income upon the grant of a restricted stock unit. A participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the restricted stock unit vests, the participant will have income on the vesting date in an amount equal to the fair market value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards

The tax consequencesassociated with any other stock-based award granted under the 2008 stock incentive plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying common stock.

Tax Consequences to Fortissimo

There will be no tax consequences to Fortissimo except that Fortissimo will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Required Vote

The approval of the incentive compensation plan proposal will require the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the meeting.

Recommendation of Fortissimo’s Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE INCENTIVE COMPENSATION PLAN PROPOSAL.

THE DIRECTOR ELECTION PROPOSAL

Election of Directors

Fortissimo’s board of directors is divided into three classes, each of which serves for a term of three years, with only one class of directors being elected in each year. Assuming the merger proposal is approved by Fortissimo’s stockholders, Fortissimo stockholders will be asked to elect the following persons who have been nominated to serve as a director of Fortissimo:

Class A — to stand for reelection in 2009:       and       ;

Class B — to stand for reelection in 2010:       and       ; and

Class C — to stand for reelection in 2011:       ,       and       .

For information regarding these persons, please see “Directors and Executive Officers of Fortissimo Following the Merger.” If the merger proposal is not approved, the director election proposal will not be submitted to the stockholders for a vote and Fortissimo’s current directors will continue in office until Fortissimo is liquidated.

Required Vote

The election of directors requires a plurality vote of the shares of common stock present in person or represented by proxy and entitled to vote thereon at the annual meeting. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of abstentions, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Unless authority is withheld, the proxies solicited by the board of directors will be voted “FOR” the election of these nominees. In case any of the nominees becomes unavailable for election to the board of directors, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

Recommendation of Fortissimo’s Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE DIRECTOR NOMINEES AS SET FORTH IN THE DIRECTOR ELECTION PROPOSAL.

THE ADJOURNMENT PROPOSAL

An adjournment proposal, if presented by Fortissimo’s board of directors, would allow the annual meeting to be adjourned to a later date or dates, if necessary, to permit further solicitation of proxies in the event, based on the tabulated votes, there are not sufficient votes at the time of the annual meeting to approve the consummation of the merger. In no event will Fortissimo solicit proxies to adjourn the annual meeting or consummate the merger beyond the date by which it may properly do so under its second amended and restated certificate of incorporation and Delaware law.

In addition to an adjournment of the annual meeting upon approval of an adjournment proposal, the board of directors of Fortissimo is empowered under Delaware law to adjourn or otherwise reschedule the meeting at any time prior the meeting being called to order. In such event, Fortissimo will issue a press release and take such other steps as it believes are necessary and practical in the circumstances to inform its stockholders of the adjournment or rescheduling.

Consequences if Adjournment Proposal is not Approved

If an adjournment proposal is presented to the meeting and is not approved by the stockholders, Fortissimo’s board of directors may not be able to adjourn the annual meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the annual meeting to approve the consummation of the merger. In such event, the merger would not be completed and, unless Fortissimo were able to consummate a business combination with another party no later than October 11, 2008, it would be required to liquidate.

Required Vote

The approval of the adjournment proposal requires the affirmative vote of a majority of the shares of Fortissimo’s common stock represented in person or by proxy at the meeting. Approval of the adjournment proposal is not conditioned upon the approval of any of the other proposals.

Recommendation of Fortissimo’s Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN ADJOURNMENT PROPOSAL, IF PRESENTED.

OTHER INFORMATION RELATED TO FORTISSIMO

Business of Fortissimo

Fortissimo was formed on December 27, 2005, to serve as a vehicle for a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business that has operations or facilities located in Israel, or that is a company operating outside Israel which management believes would benefit from establishing operations or facilities in Israel. Prior to executing the merger agreement with Psyop, Fortissimo’s efforts were limited to organizational activities, completion of its IPO and the evaluation of possible business combinations.

Offering Proceeds Held in Trust

On October 17, 2006, Fortissimo closed its initial public offering of 4,000,000 units with each unit consisting of one share of its common stock and two warrants, each to purchase one share of its common stock at an exercise price of $5.00 per share. On October 25, 2006, it consummated the closing of an additional 535,000 units that were subject to the over-allotment option. The units from the initial public offering (including the over-allotment option) were sold at an offering price of $6.00 per unit, generating total gross proceeds of $27,210,000. After deducting the underwriting discounts and commissions and the offering expenses, the total net proceeds to Fortissimo from the offering (including the over-allotment option) were approximately $26,663,686, of which $26,257,650 was deposited into the trust account and the remaining proceeds of $406,036 became available to be used to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. Concurrently with the closing of the initial public offering, Fortissimo also sold 333,334 similar units to one of its initial stockholders for total proceeds of $2,000,004, all of which was also placed in the trust account. Through September 30, 2007, Fortissimo has used approximately $569,000 of the net proceeds that were not deposited into the trust account to pay general and administrative expenses. The net proceeds deposited into the trust account remain on deposit in the trust account earning interest. The trust account will not be released until the earlier of the consummation of a business combination or the liquidation of Fortissimo. As of        , 2008, the record date, there was approximately $     held in the trust account. If the merger with Psyop is consummated, the trust account will be released to Fortissimo for use by Psyop, less the amounts paid to holders of Public Shares who vote against the merger and elect to convert their shares of common stock into their pro-rata share of the trust account and expenses of Fortissimo not paid from non-trust account funds.

The holders of Public Shares will be entitled to receive funds from the trust account only in the event of Fortissimo’s liquidation or if the stockholders seek to convert their respective shares into cash and the merger is actually completed. In no other circumstances shall a stockholder have any right or interest of any kind to or in the trust account.

Use of Net Proceeds Not Held in Trust

Fortissimo has incurred the following expenses through September 30, 2007, as compared to estimates of such expenses contained in the use of proceeds disclosure in the registration statement for its IPO on Form S-1:

Type of Expense	Actual Through September 30, 2007	Per S-1
Payment of administrative fee to Fortissimo Capital Management, Ltd. ($7,500 per month)	$87,526	$180,000
Due diligence of prospective target businesses by officers, directors and existing stockholders	$32,282	$100,000
Legal, accounting and other third-party expenses attendant to the due diligence investigations, structuring and negotiation of a business combination	$81,033	$200,000
Legal and accounting fees relating to SEC reporting obligations	$36,485	$100,000
Working capital to cover miscellaneous expenses, D&O insurance, taxes, general corporate purposes, dissolution obligations and reserves	$237,549	$200,004
Total	$474,875	$780,004

The discrepancy between the two columns above is primarily due to the fact that figures provided in the S-1 were anticipated costs over a two year period while the actual expenses incurred are calculated over a shorter period, only through September 30, 2007. The slightly higher working capital expenditures relate primarily to costs associated with hiring a consultant to assist with the due diligence investigation of prospective target businesses.

Fair Market Value of Target Business

Pursuant to the underwriting agreement for Fortissimo’s IPO, the initial target business that Fortissimo acquires must have a fair market value equal to at least 80% of Fortissimo’s net assets at the time of such acquisition. Fortissimo’s board of directors determined that this test was met in connection with its acquisition of Psyop. Further, Fortissimo has received an opinion from Houlihan Smith that this test has been met.

Stockholder Approval of Business Combination

Fortissimo will proceed with the merger of Psyop only if the holders of a majority of the Public Shares voted on the merger proposal at the annual meeting vote in favor of the merger proposal. The Fortissimo Insider Stockholders have agreed to vote their common stock issued prior to the IPO on the merger proposal in accordance with the vote of holders of a majority of the Public Shares present in person or represented by proxy and entitled to vote at the annual meeting. If the holders of 20% or more of the Public Shares vote against the merger proposal and properly demand that Fortissimo convert their Public Shares into their pro rata share of the trust account, then Fortissimo will not consummate the merger. In this case, Fortissimo will be forced to liquidate unless it is able to consummate a business combination with another party no later than October 11, 2008.

Liquidation If No Business Combination

Fortissimo’s second amended and restated certificate of incorporation provides for mandatory liquidation of Fortissimo if Fortissimo does not consummate a business combination by October 11, 2008. If we have not completed a business combination by such date, our corporate existence will cease except for the purposes of winding up our affairs liquidating, pursuant to Section 278 of the Delaware General Corporation Law. This has the same effect as if our board of directors and stockholders had formally voted to approve our dissolution pursuant to Section 275 of the Delaware General Corporation Law. Accordingly, limiting our corporate existence to a specified date as permitted by Section 102(b)(5) of the Delaware General Corporation Law removes the necessity to comply with the formal procedures set forth in Section 275 (which would have required our board of directors and stockholders to formally vote to approve our dissolution and liquidation and to have filed a certificate of dissolution with the Delaware Secretary of State).

We anticipate notifying the trustee of the trust account to begin liquidating such assets promptly after such date and anticipate it will take no more than 10 business days to effectuate such distribution.

In connection with its liquidation, Fortissimo will distribute to the holders of its Public Shares, in proportion to their respective amounts of Public Shares, an aggregate sum equal to the amount in the trust account, inclusive of any interest thereon, plus remaining net assets (subject to our obligations under Delaware law to provide for claims of creditors as described below). Fortissimo’s stockholders who obtained their Fortissimo stock prior to Fortissimo’s IPO have waived their rights to participate in any liquidation distribution with respect to shares of common stock owned by them immediately prior to the IPO. FCF, as holder of the Insider Units, has also waived such rights with respect to the Insider Unit Shares included in the Insider Units. As a consequence of the provisions of Fortissimo’s second amended and restated certificate of incorporation and such waivers, a liquidating distribution will be made only with respect to the Public Shares and no liquidating distribution will be made with respect to any other shares of Fortissimo capital stock. There will be no distribution from the trust account with respect to Fortissimo’s warrants, which will expire worthless.

Fortissimo expects to have expended all of the net proceeds of the IPO, other than the proceeds deposited in the trust account, in pursuit of its business combination transaction. Accordingly, the per-share liquidation price for the Public Shares as of       , 2008, the record date, is approximately $        , or $     less than the per-unit offering price of $6.00 in Fortissimo’s IPO. The proceeds deposited in the trust account could, however, become subject to the claims of Fortissimo’s creditors (which could be prior to the claims of the holders of the Public Shares and could include vendors and service providers Fortissimo has engaged to assist it in connection with its search for a target business and that are owed money by it, as well as target businesses themselves) and there is no assurance that the actual per-share liquidation price will not be less than $      , due to those claims. If Fortissimo liquidates prior to the consummation of a business combination, our directors have agreed to be personally liable to pay debts and obligations to vendors and other entities that are owed money by Fortissimo for services rendered or products sold to Fortissimo, or to any target business, to the extent such creditors bring claims that would otherwise require payment from moneys in the trust account. There is no assurance, however, that they would be able to satisfy those obligations. Also, as there will be no funds remaining to pay the costs associated with the implementation and completion of our liquidation and distribution, FCF, one of our initial stockholders, has agreed to advance us the funds necessary to pay such costs and complete such liquidation (currently anticipated to be no more than approximately $50,000) and not to seek repayment for such expenses. However, if FCF is unable to satisfy this obligation, this would reduce the amount held in the trust account. Accordingly, we cannot assure you that the per-share distribution from the trust account, if we liquidate, will not be less than $        , plus interest, due to claims of creditors.

Our public stockholders will be entitled to receive funds from the trust account only in the event of our liquidation or if the stockholders seek to convert their respective shares into cash upon a business combination which the stockholder voted against and which is completed by us. In no other circumstances will a stockholder have any right or interest of any kind to or in the trust account.

Under the Delaware General Corporation Law, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the Delaware General Corporation Law intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, as stated above, it is our intention to make liquidating distributions to our stockholders as soon as reasonably possible after October 11, 2008 and, therefore, we do not intend to comply with those procedures. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them and any liability of our stockholders may extend well beyond the third anniversary of such date. Because we will not be complying with Section 280, Section 281(b) of the Delaware General Corporation Law requires us to adopt a plan that will provide for our payment, based on facts known to us at such time, of (i) all existing claims, (ii) all pending claims and (iii) all claims that may be potentially brought against us within the subsequent 10 years. Accordingly, we would be required to provide for any claims of creditors known to us at that time or those that we believe could be potentially brought against us within the subsequent 10 years prior to our distributing the funds in the trust account to our public stockholders. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from potential target businesses, from all of whom we’ve received agreements waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, or our vendors (such as accountants, lawyers, investment bankers, etc.). As a result, the claims that could be made against us are significantly limited and the likelihood that any claim that would result in any liability extending to the trust is remote. Nevertheless, such agreements may not be enforceable. Accordingly, we cannot assure you that third parties will not seek to recover from our stockholders amounts owed to them by us.

Additionally, if we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us that is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. Also, in any such case, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. Furthermore, because we intend to distribute the proceeds held in the trust account to our public stockholders promptly after October 11, 2008, this may be viewed or interpreted as giving preference to our public stockholders over any potential creditors with respect to access to or distributions from our assets. In addition, our board may be viewed as having breached their fiduciary duties to our creditors and/or may have acted in bad faith, and thereby exposing itself and our company to claims of punitive damages, by paying public stockholders from the trust account prior to addressing the claims of creditors and/or complying with certain provisions of the Delaware General Corporation Law with respect to our liquidation. We cannot assure you that claims will not be brought against us for these reasons. To the extent any bankruptcy or other claims deplete the trust account, we cannot assure you we will be able to return to our public stockholders at least $       per share.

Facilities

Fortissimo Capital Management Ltd (“FCM”) makes available to us a small amount of office space and certain office and secretarial services, as we may require from time to time. We have agreed to pay FCM $7,500 per month for these services. Through December 31, 2007, an aggregate of approximately $110,000 has been incurred for such services. FCM is controlled by Yuval Cohen, our Chairman and Chief Executive Officer. FCM provides management services to and is affiliated with FCF. This arrangement is solely for our benefit and is not intended to provide FCF or Mr. Cohen compensation in lieu of salary. We believe, based on rents and fees for similar services in Israel, that the fee charged by FCM is at least as favorable as we could have obtained from an unaffiliated person. However, as our directors may not be deemed “independent,” we did not have the benefit of disinterested directors approving this transaction. This arrangement began on October 11, 2006 and will continue until we complete our merger with Psyop or another business combination.

Employees

Fortissimo presently has five executive officers, all of whom are members of its board of directors. These individuals are not obligated to contribute any specific number of hours per week and devote only as much time as they deem necessary to our affairs. Fortissimo does not intend to have any full time employees prior to the consummation of the merger.

Periodic Reporting and Audited Financial Statements

Fortissimo has registered its securities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. In accordance with the requirements of the Exchange Act, Fortissimo’s annual reports contain financial statements audited and reported on by Fortissimo’s independent accountants. Fortissimo has filed with the SEC its Annual Report on Form 10-KSB covering the fiscal year ended December 31, 2006 and its Quarterly Reports on Form 10-QSB covering the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007.

Legal Proceedings

There are no legal proceedings pending against Fortissimo.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS — FORTISSIMO

The following discussion should be read in conjunction with Fortissimo’s financial statements and related notes thereto included elsewhere in this proxy statement. This discussion includes forward looking statements that involve risks, uncertainties and assumptions. Fortissimo’s actual results and the timing of events could differ materially from those anticipated in the forward looking statements as a result of many factors, including those discussed under “Risk Factors” and elsewhere in this proxy statement. See “Forward-Looking Statements.”

Fortissimo incorporated on December 27, 2005 as a blank check company whose objective is to acquire an operating business that has manufacturing operations or research and development facilities located in Israel, or that is a company operating outside Israel which management believes would benefit from establishing operations or facilities in Israel. We intend to utilize cash derived from the proceeds of our public offering, our capital stock, debt or a combination of cash, capital stock and debt, in effecting a business combination.

We consummated our initial public offering on October 17, 2006. All activity from December 27, 2005 through October 17, 2006 related to our formation and our initial public offering. Since October 17, 2006, we have been searching for prospective target businesses to acquire.

Net income of $89,329 for the fiscal year ended December 31, 2006 consisted of net financial income of $223,775 offset by $89,973 of general and administrative expenses and a tax provision of $44,473.

Net income of $318,625 reported for the nine months ended September 30, 2007 consists primarily of $67,500 expense for administrative services, $33,750 expense for director and officer liability insurance, $168,163 for legal, accounting and other professional services, $19,313 for franchise taxes, and $48,703 for other expenses. Interest on the trust fund investment was $646,569, excluding $161,541 of deferred interest, and interest earned on the money market account was $9,485.

Net income of $51,278 reported for the three months ended September 30, 2007 consists primarily of $22,500 expense for administrative services, $11,250 expense for director and officer liability insurance, $129,644 for legal, accounting and other professional services, $6,437 for franchise taxes and $18,644 for other expenses, offset by an income tax benefit of $42,501. Interest on the trust fund investment was $194,881, excluding $48,690 of deferred interest, and interest earned on the money market account was $2,372.

Net loss of $350 reported for the nine months ended September 30, 2006 consists of administrative expenses.

Net income of $404,954 reported for the period from December 27, 2005 (inception) to September 30, 2007 consists primarily of $43,736 expense for director and officer liability insurance, $87,526 expense for administrative services, $45,063 for franchise taxes, $191,202 for legal, accounting and other professional services, $44,473 for federal income taxes and $62,875 for other expenses. Interest on the trust fund investment was $870,344, excluding $217,450 of deferred interest, and interest earned on the money market account was $9,485.

We consummated our initial public offering on October 17, 2006. After deducting the underwriting discounts and commissions and the offering expenses, the total net proceeds to us from the offering were approximately $26,633,586, of which $26,257,650 was deposited into the trust account (or $5.79 per share sold in the offering, including the over-allotment option). The remaining proceeds are available to be used by us to provide for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. We will use substantially all of the net proceeds of this offering to acquire a target business, including identifying and evaluating prospective acquisition candidates, selecting the target business, and structuring, negotiating and consummating the business combination. To the extent that our capital stock is used in whole or in part as consideration to effect a business combination, the proceeds held in the trust account as well as any other net proceeds not expended will be used to finance the operations of the target business. We believe we will have sufficient available funds outside of the trust fund to operate through October 11, 2008, assuming that a business combination is not consummated during that time. From

October 17, 2006 through October 17, 2008, we anticipate spending approximately $180,000 for the administrative fee payable to Fortissimo Capital Management Ltd (“FCM”) ($7,500 per month for two years), $200,000 of expenses for legal, accounting and other expenses attendant to the due diligence investigations, structuring and negotiating of a business combination, $100,000 for expenses for the due diligence and investigation of a target business, $100,000 of expenses in legal and accounting fees relating to our SEC reporting obligations and $200,000 for general working capital that will be used for miscellaneous expenses and reserves, including approximately $100,000 for director and officer liability insurance premiums. We do not believe we will need to raise additional funds following this offering in order to meet the expenditures required for operating our business. However, we may need to raise additional funds through a private offering of debt or equity securities if such funds are required to consummate a business combination that is presented to us. We would only consummate such a financing simultaneously with the consummation of a business combination.

Commencing on October 11, 2006 and ending upon the acquisition of a target business, we began incurring a fee from FCM, an affiliate of Fortissimo Capital Fund GP, L.P. (“FCF”), one of our initial stockholders, of $7,500 per month for providing us with office space and certain general and administrative services. In addition, in December 2005 and in January 2006, FCF advanced an aggregate of $115,000 to us for payment on our behalf of offering expenses. These loans were repaid following our initial public offering from the proceeds of the offering.

In connection with our initial public offering, we issued an option, for $100, to EarlyBirdCapital to purchase 400,000 units at an exercise price of $7.50 per unit, with each unit consisting of one share of common stock and two warrants (the “Underwriter’s Option”). The warrants included in such units are exercisable at $5.00 per share. We accounted for the fair value of the Underwriter’s Option, inclusive of the receipt of the $100 cash payment, as an expense of the public offering resulting in a charge directly to stockholders’ equity. The Company estimates that the fair value of the Underwriter’s Option is approximately $1,485,882 ($3.71 per Unit) using a Black-Scholes option-pricing model. The fair value of the Underwriter’s Option is estimated as of the date of grant using the following assumptions: (1) expected volatility of 77.9%, (2) risk-free interest rate of 4.77% and (3) expected life of 5 years. The expected volatility in the preceding sentence was calculated as an average of the volatilities of publicly-traded companies in the United States, with a market capitalization between $20 million and $200 million, which are Israeli or Israeli-related. In calculating volatility for the representative companies, we used daily historical volatilities for the period of time equal to the term of the option (5 years). The Underwriter’s Option may be exercised for cash or on a “cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the option (the difference between the exercise prices of the option and the underlying Warrants and the market price of the Units and underlying securities) to exercise the option without the payment of any cash. The Company will have no obligation to net cash settle the exercise of the Underwriter’s Option or the Warrants underlying the Underwriter’s Option. The holder of the Underwriter’s Option will not be entitled to exercise the Underwriter’s Option or the Warrants underlying the Underwriter’s Option unless a registration statement covering the securities underlying the Underwriter’s Option is effective or an exemption from registration is available. If the holder is unable to exercise the Underwriter’s Option or underlying Warrants, the Underwriter’s Option or Warrants, as applicable, will expire worthless.

We have used the net proceeds of our initial public offering not held in trust to identify and evaluate prospective acquisition candidates, select our target business, and structure, negotiate and consummate our business combination. At December 31, 2007, we had cash outside of the trust account of $35,239, prepaid expenses of $1,456, current liabilities of $117,264 and deferred acquisition coasts of $352,380. Our directors have agreed that, if we are unable to complete the business combination with Psyop or another party and are forced to liquidate, they will be personally liable to pay debts and obligations to vendors or other entities that are owed money by us for services rendered or products sold to us, or to any target business, to the extent they have successful claims against the funds in our trust account.

Off-Balance Sheet Arrangements

Options and warrants issued in conjunction with our IPO are equity-linked derivatives and accordingly represent off-balance sheet arrangements. The options and warrants meet the scope exception in paragraph

11(a) of Financial Accounting Standard (FAS) 133 and are accordingly not accounted for as derivatives for purposes of FAS 133 but instead are accounted for as equity.

Subsequent Event

As more fully described under “The Merger Proposal” and “The Merger Agreement,” Fortissimo has entered into a merger agreement, pursuant to which its wholly owned subsidiary, Merger Sub, will merge into Psyop, with Psyop being the surviving corporation and becoming a wholly owned subsidiary of Fortissimo. The merger agreement also provides that Fortissimo will purchase all of the outstanding membership interests of Blacklist, whose members are the same persons who are the shareholders of Psyop. As a result of such purchase, Blacklist will become a wholly owned subsidiary of Fortissimo. Within 10 days thereafter, Psyop will merge into Fortissimo, which will change its name to “Psyop, Inc.”

DIRECTORS AND EXECUTIVE OFFICERS OF FORTISSIMO FOLLOWING THE MERGER

    As of the completion of the merger, Fortissimo’s directors and executive officers will be as set forth below:

Name	Age	Position

Board of Directors and Committees of the Board

After the merger, Fortissimo’s board of directors will consist of seven directors, of whom three will be selected by Psyop, at least one of whom will be an independent director under applicable SEC and exchange rules; two will be selected by Fortissimo, at least one of whom will be an independent director under applicable SEC and exchange rules; and two will be jointly selected by Psyop and Fortissimo, each of whom will be an independent director under applicable SEC and exchange rules.

Board Meetings and Attendance

Fortissimo’s board of directors met five times during the fiscal year ended December 31, 2007. During fiscal 2007, each director attended at least 75% of the aggregate of the number of meetings of the board of directors.

Director Attendance at Annual Meeting of Stockholders

All directors are encouraged to attend the annual meeting of stockholders.

Board Committees

Audit Committee

Upon consummation of the merger, the board of directors of Fortissimo will establish an audit committee with        members, each an independent director as defined by the rules of the SEC. The purpose of the audit committee will be to appoint, retain, set compensation of, and supervise Fortissimo’s independent registered public accounting firm, review the results and scope of the audit and other accounting related services and review Fortissimo’s accounting practices and systems of internal accounting and disclosure controls. Since the audit committee will not be formed until the consummation of the merger, it has not held any prior meetings.

Nominating Committee

Upon consummation of the merger, the board of directors of Fortissimo will establish a nominating committee with     members, each an independent director as defined by applicable SEC and exchange rules. The purpose of the nominating committee will be to oversee the selection of persons to be nominated to serve on our board of directors. The nominating committee will consider persons identified by its members, management, stockholders, investment bankers and others. Since the nominating committee will not be formed until the consummation of the merger, it has not held any prior meetings.

Compensation Committee

As no executive officer of Fortissimo has received to the date of this proxy statement any cash or non-cash compensation for services rendered to Fortissimo, a compensation committee has been unnecessary. Upon consummation of the merger, the board of directors of Fortissimo will establish a compensation committee with        members, each an independent director within the meaning of applicable SEC and exchange rules. The purpose of the compensation committee will be to review and approve compensation paid to Fortissimo’s officers and to administer Fortissimo’s compensation plans, including authority to make and modify awards under such plans. Since the compensation committee will not be formed until the consummation of the merger, it has not held any prior meetings.

Communications with the Board of Directors

The stockholders may communicate with the board of directors and executive officers by sending written communications addressed to such person or persons in care of Fortissimo Acquisition Corp., 14 Hamelacha Street, Park Afek, Rosh Haayin Israel 48091. All communications will be compiled by the Secretary and submitted to the addressee.

Code of Ethics

We have adopted a code of ethics that applies to our directors, officers and employees. We will provide a copy of the code of ethics to any person without charge upon request. Requests for copies of our code of ethics should be sent in writing to Fortissimo Acquisition Corp., 14 Hamelacha Street, Park Afek, Rosh Haayin Israel 48091, Attention: Corporate Secretary.

Compensation of Directors

Fortissimo’s directors do not currently receive any cash compensation for their services as members of the board of directors. Upon consummation of the merger, non-employee directors of Fortissimo will receive varying levels of compensation for their services as directors based on their eligibility as members of Fortissimo’s audit, nominating and compensation committees. Fortissimo anticipates determining director compensation in accordance with industry practice and standards.

Compensation of Officers

No officer has received any cash compensation for services rendered to us. No compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our initial stockholders, our officers and directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals and entities will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged. Because our directors may not be deemed “independent,” we generally do not have the benefit of independent directors examining the propriety of expenses incurred on our behalf and subject to reimbursement.

Summary Compensation Table

Fortissimo did not pay any of its executive officers salary or compensation during the fiscal year ended December 31, 2007.

Grants of Plan-Based Awards

Fortissimo does not have an existing incentive plan for the grant of options or other awards.

Outstanding Equity Awards at Fiscal Year-End

Fortissimo does not have an existing incentive plan for the grant of options or other awards.

Option Exercises and Stock Vested

Fortissimo does not have an existing incentive plan for the grant of options or other awards.

Directors’ Compensation

Fortissimo did not pay any compensation to its directors for the fiscal year ended December 31, 2007.

Equity Compensation Plan

Fortissimo does not currently have any authorized or outstanding equity compensation plans.

Employment Agreements

Psyop has entered into employment agreements with each of its shareholders that will become effective upon the closing of the merger, at which time Psyop’s obligations under the agreements will become the obligations of Fortissimo. Each Psyop shareholder will be employed pursuant to his or her agreement in the same executive capacity as he or she held prior to the merger — Mr. Booth-Clibborn as Chief Executive Officer, Mr. Selinger as Vice President of Operations and Finance, Mr. Lane as Executive Producer and the other executives as Creative Directors. Each agreement will be for an employment term of three years, subject to earlier termination in certain circumstances. After the three-year term is concluded, employment will continue on an “at will” basis and may be terminated by either Fortissimo or the executive at any time.

Each agreement will provide for compensation consisting of a specified base annual salary, a discretionary annual bonus of up to $75,000 that will be determined based on milestones that the compensation committee of Fortissimo’s board of directors will establish for each fiscal year, 15 paid vacation days per year (or a greater number of days as provided by Fortissimo’s vacation policy in effect from time to time), health and dental insurance, participation in Fortissimo’s 401(k) and profit sharing plans and short and long term disability insurance. Salaries will be subject to cost-of-living increases for the second and third years of the employment term. The base annual salaries will be $275,000 for Mr. Booth-Clibborn, $200,000 for Mr. Selinger and $225,000 for the other executives (other than Mr. Lane, whose base annual salary has not yet been established).

The employment agreements are subject to termination upon the executive’s death or disability (which is defined to be the inability of the executive to perform his or her duties for a period of more than 3 consecutive months or for periods aggregating more than 120 days in any 360 day period as a result of physical or mental illness or disability).

The agreements are also terminable by Fortissimo for “cause,” which is defined as a good faith finding by Fortissimo’s board of directors that the executive (a) failed to perform (other than by reason of physical or mental illness or disability for a period of less than three (3) consecutive months or in aggregate less than 120 days during any 360-day period) his or her assigned duties diligently or effectively or was negligent in the performance of these duties, provided that the executive was given prior written notice of such deficiencies and was granted thirty (30) days to correct any such deficiencies; (b) materially breached the employment agreement in a manner other than as set forth in the previous clause (a), which breach is materially adverse to Fortissimo and has not been cured within thirty (30) days after written notice of such breach has been given to the executive by Fortissimo; (c) breached his or her Proprietary Rights, Non-Disclosure, Developments, Non-Competition, and Non-Solicitation Agreement; (d) committed fraud, theft or embezzlement; (e) committed willful misconduct relating to Fortissimo; (f) engaged in any conduct thatis materially harmful to the business, interests or reputation of Fortissimo; or (g) was convicted of, or pleading guilty or nolo contendere to, any felony.

The executive may terminate the agreement for “good reason,” which is defined as (a) a material breach by Fortissimo of the terms of the employment agreement; (b) a liquidation, bankruptcy or receivership of Fortissimo; (c) the relocation of the executive’s place of work such that the distance from the executive’s primary residence to his or her place of work is increased by more than fifty (50) miles; (d) any material diminution of the executive’s duties and responsibilities. For purposes hereof, an isolated or inadvertent action by Fortissimo that is not taken in bad faith and that is remedied by Fortissimo as soon as practicable after notice thereof is given by the executive shall not be deemed a material diminution of the executive’s duties and responsibilities; or (e) the failure of Fortissimo to have a successor assume the obligations under the employment agreement in the event of a “Change of Control.” “Change of Control” means mean (i) any person or entity other than Fortissimo who acquires securities of Fortissimo other than from the executive or his or her affiliates (in one or more transactions) and has 50% or more of the total voting power of all Fortissimo’s securities then outstanding; (ii) a sale of all or substantially all of the assets of Fortissimo; or (iii) if Fortissimo’s business is substantially operated through its subsidiaries, a sale of all or substantially all of the assets of all of its subsidiaries (taken as a whole). Termination by the executive for “good reason” can only occur if (i) the executive has given Fortissimo a written notice indicating the existence of a condition giving rise to “good reason” and Fortissimo has not cured the condition giving rise to “good reason” within thirty (30) days after receipt of such notice, and (ii) such notice is given within sixty (60) days after the initial occurrence of the condition giving rise to “good reason.”

Upon termination by Fortissimo without “cause” or by the executive for “good reason,” Fortissimo will be obligated to pay the executive all accrued salary, vacation pay, expense reimbursements and any other sums due to the executive through the date of termination. In addition, the executive shall be entitled to receive the following severance benefits, subject to the executive signing and not revoking a severance and release agreement drafted by and satisfactory to Fortissimo: (i) for a period of six months (three months with respect to Messrs. Lane, Selinger and Staves) following the executive’s date of termination, in accordance with Fortissimo’s regularly established payroll procedure, Fortissimo will continue to pay to the executive his or her base salary; and (ii) should the executive be eligible for and elect to continue receiving group medical and dental insurance pursuant to the federal “COBRA” law, 29 U.S.C. §1161 et seq., Fortissimo will, for 12 months (3 months with respect to Messrs. Lane, Selinger and Staves) following the executive’s date of termination, pay all premium costs for such continued coverage. Also, the Restrictive Period (as defined in the executive’s Proprietary Rights, Non-Disclosure, Developments, Non-Competition and Non-Solicitation Agreement) will be deemed modified such that it is reduced to a six month period (three month period with respect to Messrs. Lane, Selinger and Staves).

Except for a termination by Fortissimo without “cause” or by the executive for “good reason,” upon the termination of the executive’s employment for any reason before or after the expiration of the three-year employment term,the obligations of Fortissimo to pay the executive's compensation shall immediately cease, and the executive shall be entitled to only the base salary, vacation pay, expense reimbursements and any other sums due to the executive through his or her last day of employment.

Pursuant to Proprietary Rights, Non-Disclosure, Developments, Non-Competition, and Non-Solicitation Agreements between Fortissimo and each executive that will be in effect following the merger, the executive is obligated to keep confidential all of Fortissimo’s proprietary information (as defined in the agreement) and to disclose and assign to Fortissimo all inventions, creations, improvements and other developments relating to Fortissimo’s business that are created by the executive. These agreements also provide that, for twelve months following the termination of an executive’s employment for any reason (which period is reduced to six months or three months under the employment agreements if such termination is by Fortissimo without cause or by the executive for good reason), the executive may not work for or have more than a 1% interest in any company that competes with Fortissimo, solicit for employment anyone who was an employee or independent contractor of Fortissimo within the prior six months or solicit clients, customers, accounts or prospective clients, customers or accounts of Fortissimo that were contacted, solicited or served by the executive while the executive was employed by Fortissimo.

Auditors’ Fees

The following table summarizes the fees of Goldstein Golub Kessler LLP (“GGK”), our independent registered public accounting firm, billed to us for the fiscal years ended December 31, 2007 and December 31, 2006.

Fee Category	2007 (to 9/30/07)	Fiscal 2006
Audit Fees(1)	$21,893	$25,950
Audit-Related Fees(2)	$0	$45,990
Tax Fees(3)	$0	$2,546
All Other Fees	$0	$0
Total Fees	$21,893	$74,486

(1)	Audit fees consist of fees for the audit of our financial statements, the audit of our internal control over financial reporting, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.
(2)	Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees”.

(3)	Tax fees consist of fees for tax compliance, tax advice and tax planning services. Tax compliance services, which relate to the 2006 income tax returns, accounted for total tax fees billed in Fiscal 2006.

Pre-Approval Policies and Procedures

We currently do not have an audit committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Fortissimo’s officers and directors and persons who beneficially own more than 10% of Fortissimo’s common stock to file initial reports of ownership of such securities and reports of changes in ownership of such securities with the SEC. Based solely on its review of the copies of such reports furnished to Fortissimo, or representations from certain reporting persons that no other reports were required, Fortissimo believes that the reporting persons complied with all Section 16(a) filing requirements.

BUSINESS OF PSYOP

Overview

Headquartered in New York City, Psyop is an award-winning provider of design based 3D animation, innovative visual effects and digital content for the advertising market. Psyop produces creative advertisements on behalf of premier brands in a variety of industries, including food and beverage, sports, automotive, retail and financial services. In addition to its creative production for television advertising, Psyop has recently expanded into producing content for other, growing forms of electronic marketing including short themed branded films, ads shown in movie theaters, in-store and site specific presentations and the internet.

Representative Projects

The following chart lists some of the brands on behalf of whom Psyop has produced advertising projects.

(Trademarks shown in this report are the property of the owners thereof.)

Company History

Psyop was founded in April 2000 by five creative individuals who, as a group, were able to provide all of the disciplines needed to create and execute animation projects from start to finish. The initial founders worked as creative directors, designers, and graphic artists at Viacom (MTV, Nickelodeon), USA Networks, Sci-Fi Channel and Lee Hunt. Their collective areas of expertise include conception, design, direction, 3-D and 2-D animation and all of the associated technologies. All of Psyop’s founders are currently fulltime employees of the company.

Since its founding, Psyop has grown organically and, as of December 31, 2007, employed 74 people on its staff at its headquarters in New York City. It also engages a range of freelance personnel as required on a project by project basis. As a result of its growth, Psyop’s revenues have increased from approximately $2 million in 2000 to nearly $16 million in the year ended December 31, 2006. In the nine months ended September 30, 2007, Psyop generated revenue of approximately $19.8 million, as compared with $11.7 million for comparable 2006 period, a 72% increase (unaudited).

Over the years, Psyop has won numerous awards and accolades for its creative output. These include:

*	Cannes Lion (2007 silver award),
*	Clio (2007 gold, silver and bronze awards, 2004 silver award),
*	The One Show (2007 bronze award),
*	Art Director’s Club (2007 silver, Distinctive Merit),

*	Andy Awards (2007 gold and bronze awards),
*	Promax/Broadcast Design Awards (BDA) (2007 three gold awards, 2005 4 gold and 1 silver awards, 2003 silver and bronze awards, 2002 1 gold, 3 silver and 1 bronze awards),
*	International Design (I.D.) Magazine (2004 and 2007),
*	Creativity Awards (2007),
*	Design and Art Direction (D&AD) book (2001 and 2007),
*	Association of Independent Commercial Production Companies (AICP) show (2003 through 2007).

Psyop was nominated for an Emmy in 2007 for the Coca Cola “Happiness Factory” spot and was also included in the 2007 Smithsonian Institution’s Cooper Hewitt Design Museum’s Triennial Review of design at the center of contemporary American culture based on the company’s overall work.

Psyop’s principal executive offices are located at 124 Rivington Street, New York, New York 10002. Its phone number is 212-533-9055. Psyop maintains a website at www.psyop.tv; however, information in, or that can be accessed through, its website is not to be considered part of this proxy statement.

Psyop’s Current Business

Psyop’s principal clients are advertising agencies, who engage Psyop to create content, on a project by project basis, on behalf of their own clients. At present, only a small portion of Psyop’s business is received directly from the corporate brands. Typically, Psyop executes a contract with an advertising agency or corporate brand that requires payment of half of the fees up front and the remainder upon completion of certain milestones. A typical project will range in size from a few hundred thousand dollars to over a million dollars and would take between two to three months to complete.

Psyop’s business is presently run through three business units — Psyop, Mass Market and Blacklist. Below is a brief description of each business unit.

Psyop — The Psyop business unit is a design-led, full service production unit for advertising agencies, marketers and content creators. Psyop offers creative development and innovative visual effects combining the expertise of directors, designers and visual effects artists utilizing a collaborative and multidisciplinary approach to deliver the desired result for its clients. Psyop charges fixed fees for its services.

Mass Market — Mass Market specializes in the production of visual effects. Mass Market often works together with Psyop on mixed media projects that include both animation and live action imagery. In addition, Mass Market works as an independent entity with third party agencies, production companies and other content creators. Mass Market charges fixed fees for its services.

Blacklist — Blacklist is a representation arm for design-led commercial and content creators through which Psyop outsources projects and receives a percentage of the project cost for lead generation, branding, mentoring and project management.

Psyop’s Strengths

Psyop believes that its strengths include:

Solid Reputation:  Over the years, Psyop has earned an excellent reputation for its creative ability, innovation, execution and on-time delivery of complex and challenging animation and visual effects projects. Its track record creates demand for its services and has enabled it to leverage its abilities by outsourcing and overseeing certain projects via its Blacklist division.

Talented Team:  The unique corporate culture at Psyop breeds a collaborative effort and multidisciplinary approach among its directors, designers and visual effects artists that enables Psyop to deliver superb quality work in a timely manner. Its innovative and creative work facilitates its ability to recruit and retain top talent in the industry.

Strong Relationships with Advertising Agencies:  Psyop produces highly successful and creative ad campaigns for renowned global brands and through its work has developed strong relationships with leading advertising agencies and advertisers.

End to End Solution:  Psyop developed in-house production processes that enable it to serve as a one-stop-shop, providing a full suite of solutions to the advertising industry. It is able to conduct a project from concept through design and all stages of production.

Psyop’s Market

Psyop provides animation and visual effects primarily to the television advertising industry. Psyop’s core strength in creating highly entertaining, compelling, narrative based advertising is becoming critical as leading marketers are seeking to differentiate their messages and their brands in today’s cluttered advertising world. In addition, as advertising skipping technologies such as Tivo become more popular and audiences become more fragmented, the stand-alone 30 second television commercial is becoming less effective in reaching consumers. Advertisers understand that they need to reach out and engage their consumers and that messages need to be more focused and better targeted. Television advertising will be one tool, with its own strengths and weaknesses, with which to reach target audiences. Other media, such as online video, cinema, branded entertainment and podcasts, are becoming increasingly important and, used effectively with good content, provide a huge opportunity to reach consumers in more effective ways.

Psyop is working closely with advertising agencies and leading brands to facilitate message creation in this evolving market. It is increasingly being called upon earlier in the marketing process as agencies and marketers experiment with and formulate effective branding and communication strategies. For example, following the worldwide success of the “Happiness Factory” commercial for Coke (which was released in August of 2006), Psyop created a 6 minute branded content piece for the New World of Coke Visitor Center in Atlanta, a 3-1/2 minute short “movie” for on-line distribution and assets (characters, animations, environments and the like) for a Happiness Factory website and interactive game. The campaign that Psyop created for Fanta is also being rolled out worldwide, not only using the commercials Psyop produced, but also using the assets (characters, designs, environments, etc.) for new spots, on-line sites, point of sale material and other merchandising material.

Although Psyop is pioneering new advertising mediums, management believes that in the near future a majority of its revenues will continue to be derived from television related advertising. Television advertising may be growing at a slower pace than internet advertising, yet it is still a large market and a critical tool through which advertisers seek to relay their message. Television advertising expenditure is expected to continue growing in absolute terms, but its portion of the overall advertising market is expected to decrease, as wider use of other platforms (i.e., the internet) becomes the norm. The amount spent on television advertising in the United States, as mentioned above, is estimated to reach $60 billion in 2009.

Television advertising expenditures in many markets outside of the United States are expected to increase at even faster rates. These include such emerging markets as Eastern Europe, Russia and Pacific-Asia. Approximately half of Psyop’s business in recent periods has been from non-US based advertising agencies, predominately Europe but significantly in China, as well. Psyop intends to invest in growing its non-US business and plans to establish a London operation in late 2008.

Psyop believes its outstanding creative ability will enable it to continue to be a preferred vendor for advertisers as they evolve their consumer initiatives and that Psyop’s proven strength in helping to strategize and develop engaging brand messages will enhance the value of Psyop’s services in the new advertising landscape.

Clients and Projects

Psyop’s direct clients are predominantly advertising agencies. In the first nine months of 2007, and for the full year of 2006 almost all of Psyop’s revenues came from this group. Wieden+Kennedy (Amsterdam and Portland) was Psyop’s largest client during 2006, providing approximately $3.1 million of revenues, or 19.6% of Psyop’s revenues in that year, and $4.0 million in the first nine months of 2007 (approximately 20% of revenues during that period). Major projects for Wieden+Kennedy included multiple projects for Coca-Cola and projects for Nike, the National Basketball Association (NBA) on Entertainment and Sport Programming Network (ESPN), Electronic Arts (EA Games) and Partnership for Drug Free America (PDFA).

Psyop’s second largest client during the 2006-2007 period was BBDO (New York, Paris and Dublin), which provided revenues of approximately $2.7 million or 17 % of total revenues during 2006 and $2.5 million or 12.4% of revenues during the first nine months of 2007. Projects for this firm were done for Bank of America, AIG Insurance, AOL, Aquafina, Cingular (now AT&T), Mountain Dew, Dodge, Ebay, General Electric, Pepsi, Sierra Mist, Target, Mercedes-Benz and Guinness.

Other significant clients include:

•	TBWA, Shanghai and Singapore (projects for Martell and Adidas)
•	JWT, New York and London (projects for HSBC, Caress, L.L. Bean, Huggies and Shell Oil)
•	Ogilvy, New York and London (projects for Fanta and Ski)
•	Y&R Chicago (projects for Miller, UNICEF and Bacardi)
•	Saatchi LA (projects for Toyota and Wendy’s)
•	DDB New York, Chicago and Paris (projects for Pepsi, Epson, Gardasil, Budweiser and Bouygues Telecom)
•	McCann Erikson, New York (projects for MasterCard, Poland Spring and the U.S. Army)
•	Lowe New York (project for GMC)
•	Publicis Paris (project for Renault)

Strategy and Growth

Management believes that Psyop has developed a distinct brand in the video commercial animation/live action market that could be leveraged in several ways. Key elements of Psyop’s growth strategy include:

Enhance Growth of Existing Business:  Due to breakthroughs in technology, and the need to differentiate marketing messages, animation and visual effects are becoming more widely used and are replacing live action footage in advertising media. Psyop intends to leverage this trend and to continue to build its core business.

Geographic Expansion:  Psyop has been increasingly working on worldwide projects for European and Asian customers. In order to facilitate its global reach, Psyop plans to open two new offices: one in Los Angeles and another in London. The Los Angeles core team has already been hired, and will become fully operational during the first quarter of 2008. The London office is expected to open during the second half of 2008 and will focus primarily on European customers.

Acquiring talent through Blacklist:  The Blacklist partner program has allowed Psyop to leverage its brand and project management skills and work with talented teams in a global manner. Most of the Blacklist projects have been executed by small teams in Sweden, Spain and Brazil. Psyop believes that Blacklist is a useful way of assessing talented individuals and teams that could be hired to join Psyop. It intends to accelerate this program and recruit creative talent globally as opposed to paying a buyout premium when purchasing large companies.

Extend Animation and Visual Effects Expertise into Branded Content:  Psyop believes that it can generate new revenue opportunities by utilizing its expertise in animation and video effects to create branded content that will be aired on the internet in the form of a standalone video or as part of virtual worlds or video games.

Expand Development of Technology:  To maintain a leading edge over the competition, and to increase production efficiencies and collaboration among the creative team, Psyop intends to increase its investment in developing proprietary tools such as asset management, project management and workflow software solutions. It anticipates opening a research and development facility in Israel where it can develop its proprietary solutions in a creative, efficient and cost-effective manner.

Psyop’s Creative Process

Psyop’s success depends upon bringing a continued high level of creativity and uniqueness to the production of animated and “mixed media” (combining live action, 3D and/or 2D techniques) content for television and other advertising platforms. The creative process required to maintain the highest and freshest quality of work is delicate and involves close collaboration among the various participants — the clients, the directors, the designers and the technical personnel involved with the project. There is often an element of experimentation to see “what works” both creatively and technically and experience with the tools and techniques from previous projects is a very important factor in developing the work. Below is a detailed description of each phase of the process that is involved in a typical television advertisement project that portrays the breadth of Psyop’s service offering.

The Pitch

The process begins with a “pitch”- an analysis of the client’s requests and the development of the director’s vision or concept for the project. Based upon initial conversations with the client (most usually an advertising agency but sometimes the end-user), possible creative directions, styles, mood and tone, and techniques such as 3D, 2D, stop frame animation, and/or live action might be discussed and proposed. Based on the initial input, Psyop’s team develops a written narrative proposal for the project (commonly referred to as the “treatment”). This will cover the overall vision, the story (usually an interpretation of the client or agency’s initial idea, and sometimes expressed with pencil drawn storyboards), the style, the look and feel and the techniques proposed.

Hand in hand with the treatment, Psyop will usually develop visual “style-frames” — snapshots of the intended final look, or looks, of the piece, which are often described as “the posters of the film.” At this stage, it is not unusual for a range of styles and looks to be explored and presented to the client. Based on the feedback received, the favorite style frames are chosen and often adjusted. These serve as the visual anchor for communication with clients later in production if the job is awarded. At this stage, technical directors are consulted to provide assurance that the director’s vision is capable of being produced in an efficient and timely manner. This stage of the process culminates in a presentation to the client, who in turn communicates with the end-user customer. Advertising agencies will generally recommend which company they want to work with and the clients normally go along with that recommendation. Psyop is frequently first or second choice for the job going into a pitch and is thus awarded a good percentage of jobs pitched. Sometimes, however, Psyop pitches and pulls out before the decision is made if it determines that it is not a good fit creatively, if the schedule cannot be worked out to fit with other commitments, or if the budget does not match the creative approach proposed.

Pre-Production

Upon the award of a project, Psyop commences its pre-production stage. For most projects, this begins with the creation of, or if they formed part of the pitch, the further development of, storyboards - individual panels that portray the story, the action and possible shot compositions and camera angles. These panels are then edited together in sequence to form a “boardamatic,” which starts to inform the team mainly about the timing, pacing and rhythm of the piece. The boardamatic is revised and reviewed by the project director and the clients until the desired result is achieved. At the same time as developing storyboards and boardamatics, Psyop usually also continues to develop the designs or style frames for the project, refining and improving what was presented for the pitch, further defining the color palette, environments, textures, look and feel. These, too, are presented to the clients and, together with the storyboards and boardamatics, should form a clear picture of what the final piece will look and feel like.

Where a live action component is involved, a freelance production team is hired and a production office is established, generally on the Psyop premises. Based upon the nature of the film and the production budget, the producer will hire a production crew, which might be as many as 50 people for a major campaign or only a skeleton crew of eight or nine for low-budget projects.

Production/Post production

Psyop uses many different techniques to realize the vision laid out in the treatment, style frames and storyboards. The exact techniques used vary from project to project depending on the creative approach developed and agreed upon by all parties, but usually involve some or all of the following: 3D computer graphic and animation work, 2D computer graphic and animation work, live action shooting on video or film of people, sets and/or specific elements, hand drawing or painting of graphic elements and textures, and 2D compositing of many layers of images, textures and elements to create the final image.

Whatever the initial image creation technique used, the results are always brought together in the digital realm. Computer animation, for example, is the art of creating moving images through the use of computers as opposed to using hand drawn frames as was done in traditional animation. To create the illusion of movement, an image is displayed on the computer screen that is quickly replaced by a new image that is similar to the previous one but is shifted slightly. Even hand drawn or painted elements are scanned into the computer and manipulated and applied digitally. As the technology has improved, become more powerful and less costly, access to it has become much more widespread, and the differentiating factor between companies has become talent and creative vision.

A typical Psyop production has several phases that may or may not overlap depending on the project and its schedule: 3D previsualization; 3D modeling and rigging; animation; shading and lighting; rendering; and compositing. If live action shooting is involved, that usually occurs once the 3D previsualization is complete and approved by all parties.

3D previsualization:  Building on the approximate timings in the boardamatics (see above), artists place digital models of all the main elements into each scene and position digital cameras at the angles from which the three-dimensional shot is to be seen. This allows the directors to investigate the camera angles and moves that make the piece flow, tell the story and portray the product as desired. The “pre-viz” is done in 3-D with very rough models but, together with the designs, it gives a very clear picture of how a final piece will look and feel, and thus its approval by all parties is a critical part of Psyop’s process.

Live action shooting:  If required, the live action shoot will happen once the previsualization is completed and approved. The shoot will usually involve filming actors and other moving elements, either in sets or against green screen, so their images can be isolated and added in to the 3D digital world being created.

3D modeling and rigging:  Digital models of all three dimensional elements in each set and of all characters are created by defining their three-dimensional shapes and adding the rigging (the sets of animation controls that allow the model to be moved or animated).

Animation:  The digital models are made to move in three dimensions by changing the animation controls over time to create a motion sequence. Artists will use various techniques to create the motion. Motion capture is sometimes used for human characters, with the actors filmed with 3D sensors attached to their bodies so their exact motion can be captured in 3D space by a computer. This data is then processed and applied to the 3D models created in the previous phase to create a base layer of movement based on real human motion, which is then further refined and finessed by the artist, according to the style required for the project. The other main technique used to create animation is simply referencing real world motion by eye or by using video references, in which, similar to an artist painting a scene from a photograph, there is a lot of room for creative interpretation.

Shading and lighting:  The surface characteristics, or “shading,” are attached to each model to define the pattern, texture, finish and color of all the objects in each scene, and digital lighting is added into each scene. It is in this stage that the style frames and designs developed earlier are used as a guide for the artists to create all the elements needed to achieve the look laid out in those still images.

Rendering:  The renderer takes the data for the models, layout, animation, shading and lights and, for each frame in the sequence, computes a two-dimensional image of how the scene looks at each point in time from the point of view of the camera. Usually all the 3D elements are rendered out as separate “passes” to allow maximum control in the compositing stage.

Compositing:  All the elements created in 3D, and shot in live action, are layered and blended together and are sometimes color corrected. Additional elements and effects are added at this stage to achieve, as close as possible, the look laid out in the style frames and designs developed at the start of the project.

Sound:  Sound effects and music are usually developed while production is underway and, at the end of the production process, they are integrated, “mixed,” and “laid back” to the final completed picture.

Depending on the final output media of the project, the final product will be put on to digital files (such as Quicktime), film, digital tape or other media.

Although the general process of a typical project is outlined above, actual work required for each job often varies due to the unique nature of each project. Psyop’s expertise in the various disciplines required, enable us to provide a high quality finished product in a timely manner.

Competition

Competition in the animated and mixed media advertising production industry is highly fragmented among a number of firms, no single one or group of which has a significant share of the market. Psyop’s competitors vary according to the type of project. There are many companies that utilize some of the same techniques that Psyop uses, but Psyop believes there are very few that master as many, have the same creative range, and are as renowned for outputting consistently fresh and high quality work, as Psyop. It is this range of expertise, creativity and production quality that differentiates Psyop from other companies and drives the demand for Psyop’s services.

There are several companies that Psyop would consider competitors and against whom Psyop pitches regularly: Nexus Productions (London), Motion Theory (LA), Imaginary Forces (New York and LA), Stardust (New York & LA), Pleix (Paris) and Logan (LA). Recently, Psyop has been competing against “A-list” commercial directors from traditional live action production companies. This market space is also very fragmented and competitive but there are a few names who are very sought after -Daniel Klienman (Rattling Stick, London), Frank Budgen (Gorgeous, London), Dante Ariola, Rupert Sanders (MJZ productions), David Lachappelle (HSI productions), amongst others.

The competition for Psyop and Blacklist mainly comes from privately owned “creative” companies with revenues of below $10 million, and sometimes from larger production companies with revenues of $10 million and above. The visual effects market in which Mass Market competes is somewhat less fragmented, with a few larger players and several smaller companies all specializing in post-production operations, “finishing” and effects. Mass Market competes regularly against The Mill (London, New York and LA),

Framestore (London and LA), Method (LA), and Asylum (LA). Such firms generally have revenues in the range of $10 million to $60 million per year and may be financed by institutional investors and other large entities.

Research & Development

In order to maintain a leading edge in the industry, upon completion of the proposed business combination, Psyop intends to develop a research and development facility in Israel, where a team of software engineers will work directly with Psyop in developing proprietary tools for specific applications. Psyop has already commissioned a report that outlines the initial plans for its research and development center and the initial projects upon which it will focus. Psyop believes that it can develop the requisite software in Israel more quickly and efficiently due to the availability and reduced cost of such expertise in that country.

Employees

At December 31, 2007, Psyop employed 74 persons, of whom 57 (including 8 executive officers) perform creative, technical and production functions; 2 perform managerial and administrative functions; and 15 perform staff and other functions. Psyop also engages creative, technical and production personnel on a freelance, independent contractor basis from a pool of over 200 such persons. Psyop considers its relations with its employees and freelance staff to be quite satisfactory.

Psyop aims to seek out and hire the most highly qualified persons in the fields in which it operates. Many of its creative, technical and production personnel are hired upon graduation from the colleges and universities that maintain programs in the fields for which Psyop requires talent. Most of these institutions are located in the United States and Psyop seeks to hire students who are at or near the tops of their classes in academic and professional achievement. However, in recent years a large number of such students have not been United States citizens or legal residents prior to the commencement of their attendance in the programs and were required to obtain student visas in order to attend the programs. For Psyop to hire them, it must obtain J1, H1-B, O1 or E3 visas. The H1-B visas in particular are limited in number and thus difficult to obtain; however, Psyop has been successful for the most part in being able to hire the people it needs who have the talent it requires. Competition for such persons is intense and the continuation of such trends may impair Psyop’s ability to continue to hire sufficient numbers of people having the necessary talents and achievements. It believes, though, that the opening of its planned offices in Europe and Israel will alleviate, at least in part, potential hiring difficulties.

Properties

Psyop leases 15,700 square feet of space in 3 connected buildings in the Lower East Side of Manhattan. The primary location of 10,700 square feet is located at 124 Rivington Street, New York, N.Y. and is under a lease that continues until 2017. The leased space is used for its executive offices and production facilities. Psyop believes that such facilities will be adequate for a staff of up to 115 employees. It has no reason to believe that it would not be able to find additional space at commercially reasonable rates should it require additional space in New York City.

Psyop leases a 10,000 square feet of space at 523 Victoria Avenue, Venice, California under a lease that continues through 2017. The leased space is used for production facility and can hold up to 80 employees.

Legal Proceedings

Psyop is not a party to any pending litigation and is not aware of any threatened legal proceedings that could have a material adverse effect on its business, financial condition and/or results of operations.

Government Regulation

Psyop is not currently subject to direct federal, state or local regulation other than regulations applicable to business generally.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS — PSYOP

The following discussion should be read in conjunction with Psyop’s consolidated and combined financial statements and related notes and Psyop’s unaudited condensed consolidated financial statements and related notes included elsewhere in this proxy statement. This discussion contains forward-looking statements that involve risks and uncertainties. Psyop’s actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including those discussed below and elsewhere in this proxy statement, particularly under the headings “Forward-Looking Statements” and “Risk Factors.”

Overview of Psyop

Headquartered in New York City, Psyop, Inc., its wholly-owned subsidiary Psyop UK, LLC (“Psyop UK”) and an affiliate through common ownership, Psyop Services, LLC (“Psyop Services” and, together with Psyop, Inc. and Psyop UK, “Psyop”) together form an award-winning provider of design-based 3D animation, innovative visual effects and digital content for the advertising market. Psyop produces creative advertisements on behalf of premier brands in a variety of industries, including food and beverage, sports, automotive, retail and financial services. In addition to its creative production for television advertising, Psyop has recently expanded into producing content for other, growing forms of electronic marketing including short, themed, branded films, ads shown in movie theaters, in-store and site specific presentations and the Internet.

Psyop creates state-of-the-art digital motion imagery for the advertising industry in its many outlets, including television, cinema, interactive and others. Psyop intends to continue building its existing digital imagery business, which will focus opportunistically on advertising campaigns primarily utilizing animated and visual effects.

Psyop is regularly approached by leading advertising companies to help conceptualize and develop new and unique ideas for visual effects-driven and animated commercial campaigns. Psyop intends to and may invest capital and production work in major studio feature film projects that meet management’s budgetary, development and return criteria in accord with its growth strategy. Within this strategy, Psyop intends to expand further into entertainment properties that provide opportunity through the convergence of films and video games. Psyop expects that the implementation of its business strategy will involve the investment of capital in expanding its services in existing and related market segments and by setting up opportunities to new geographic locations. Therefore, Psyop expects that its ability to command competitive prices, while efficiently managing projects, will lead to a healthy return on investment that is not dependent on the commercial success of its clients’ products.

Entry into the production, visual effects and graphics businesses will present Psyop with significant challenges and subject its business to significant risks, which are described in the “Risk Factors” section of this proxy statement.

Psyop operates in three related and linked production areas that share leads, management and resources: (1) commercials production, (2) production services and (3) production management. The commercials production area has historically been the dominant part of Psyop’s operations and is expected to continue to command a significant portion of its operations. This area takes on full projects, where Psyop designs, directs and produces the whole project. The production services area collaborates with outside production companies and directors by creating sub-portions of a project. In 2006, Psyop launched its production management area with a goal of developing a roster of outsourced facilities that complement and expand the reach on its commercial production branch. For its services, the production management area receives a commission based on the total budget it secures for its production companies. All areas collaborate and cross-market with each other on a per-project agreed upon fee structure.

Industry Trends

Visual effects and more recently animation have become an integral part of the commercial production and entertainment industry. The techniques and tools used in visual effects and animation continue to evolve rapidly in response to continuous and increased demand from motion pictures, television commercials and several other forms of marketing and entertainment outlets.

Commercials and entertainment avenues have become increasingly reliant on digitally created content as the result of a confluence of cultural and industry trends, including:

•	consumers' expectations and the constant demand for new, compelling looks and techniques to make content stand out above the clutter in all mediums;
•	box-office success of animated movies, especially those using 3D animation, as well as visual effects-rich feature films — the top 20 grossing films in worldwide box office history are either computer animated or otherwise heavily reliant on visual effects;
•	the cross referencing of looks and techniques between film, advertising, video games, music videos etc.;
•	decrease in cost of tools and equipment, such as powerful computers, coupled with an increased sophistication of the software running on these computers;
•	technological advancement in delivery of visual content including broadband internet, HD television, satellite, and broadband wireless technologies; and
•	talent being attracted to the industry which has many good training programs in higher education institutions who have created degrees in subjects such as digital media, animation and graphic design.

Critical Accounting Policies and Estimates

Psyop’s discussion and analysis of its financial condition and results of operations is based upon its consolidated and combined financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America, or U.S. GAAP. The preparation of these financial statements requires estimates and assumptions that affect the reported amounts of assets and liabilities, revenues and expenses, and related disclosures of contingent assets and liabilities in Psyop’s consolidated and combined financial statements and accompanying notes. Psyop bases its estimates on historical experience and on other assumptions that it believes to be reasonable under the circumstances. However, estimates inherently relate to matters that are uncertain at the time the estimates are made, and are based upon information then presently available. Actual results may differ significantly from these estimates under different assumptions or conditions.

Revenue Recognition

Psyop has historically derived substantially all of its revenues from contracts to provide digital imagery and elements to third parties.

Psyop recognizes revenues using the percentage-of-completion method of accounting in accordance with Statement of Position 81-1 “Accounting for Performance of Construction-Type and Certain Production-Type Contracts” and in conjunction with Staff Accounting Position No. 104, “Revision of Topic 13: Revenue Recognition in Financial Statements,” which provides for the recognition of revenue when (1) persuasive evidence of a final agreement exists, (2) delivery has occurred or services have been rendered, (3) the selling price is fixed or determinable, and (4) collectability is reasonably assured. Accordingly, earnings are recognized on a contract-by-contract basis in the ratio that actual costs incurred bear to total estimated costs, as determined by management. Adjustments to cost estimates are made periodically, based upon the specific circumstances affecting each contract in progress. Losses expected to be incurred on contracts in progress are charged to operations in the period such losses are determined.

The aggregate of costs incurred and earnings recognized on uncompleted contracts in excess of related billings is shown as a current asset, and the aggregate of billings on uncompleted contracts in excess of related costs incurred and earnings recognized is shown as a current liability.

Psyop Services recognizes revenues as services are provided.

Cost Recognition

Contract costs include all labor, subcontractors and those indirect costs related to contract performance such as indirect labor, supplies, and tool costs. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revenues or costs are determined.

Accounts Receivable

Psyop carries its accounts receivable at cost less an allowance for doubtful accounts. On a periodic basis, management evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on a history of past write-offs and collections and current credit conditions. Accounts are written off once management has determined the balances will not be collected. An allowance for doubtful accounts was deemed unnecessary at December 31, 2006 and 2005.

Impairment of Long-Lived Assets

Psyop adheres to SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” and periodically assesses the recoverability of the carrying amounts of long-lived assets. A loss is recognized when expected undiscounted future cash flows are less than the carrying amount of the asset. The impairment loss is the difference by which the carrying amount of the asset exceeds its fair value.

Income Taxes

Psyop, the parent company, is a United States corporation and files corporate income tax returns in the United States. Psyop Services is a United States limited liability company and is subject to the New York City Unincorporated Business Tax (“UBT”). Psyop UK is incorporated in England and Wales and, as such, files its own corporate income tax returns in the United Kingdom. Psyop complies with SFAS No. 109 “Accounting for Income Taxes,” which requires an asset and liability approach to financial reporting of income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on exacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce the deferred income tax assets to the amount expected to be realized.

Internal Control over Financial Reporting

Management periodically reviews the design and effectiveness of its disclosure controls and procedures. Management makes modifications to improve the design and effectiveness of its disclosure controls and procedures and may take corrective action if its reviews identify a need for such modifications or actions.

Psyop’s management, including the Chief Executive Officer and VP Operations and Finance, does not expect that its disclosure controls and procedures or its internal control over financial reporting will prevent all errors and all fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within Psyop have been detected. These inherent limitations include the realities that judgments in decision-making can be faulty, and that breakdowns can occur because of a simple error or mistake.

Additionally, controls can be circumvented by the individual acts of some persons or by collusion of two or more people. The design of any system of controls also is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions; over time, controls may become inadequate because of changes in conditions, or the degree of compliance with the policies or procedures may deteriorate. Because of the inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and not be detected.

Results of Operations

Overview

The following describes certain line items set forth in Psyop’s consolidated and combined results of operations. Consolidated and combined financial statements include the accounts of Psyop, Psyop Services and Psyop UK. All material intercompany accounts and transactions have been eliminated in the consolidated and combined data. Although the financial data has been combined, they do not represent those of a single legal entity.

Revenues.  Psyop derives its revenues from a broad number of customers and projects. Most commonly, Psyop’s customers are advertising agencies that are the contracting agency on behalf of marketers. Psyop might service a number of different marketers through a single customer, nonetheless, no single customer will typically generates more that 20% of Psyop’s revenues in any given year, and its largest clients tend to change year-over-year. Projects usually extend over 3 or 4 months but can be as short a few weeks and no project to date has been longer than 8 months. When Psyop enters into contracts, it can reasonably project the timing of its revenues, costs and cash flows.

Psyop controls the timing and mix of individual projects as they are in production; however, Psyop does not have extended visibility into future projects as clients’ campaigns and needs change dramatically due to market conditions and marketing strategies. This dynamic leads to management’s limited ability to accurately project revenues and expenses from future projects.

Virtually all of Psyop’s revenues are derived from fixed-price contracts, which are recognized using the percentage of completion method of accounting. Under the percentage of completion method, revenue is recognized based on the percentage of the total costs incurred compared to the total estimated costs to be incurred. Delays in production due to customer-imposed factors or changes in scope of the project, as well as unforeseen accelerations in the customer’s timing, will change when costs are incurred and accordingly will result in revenue being recorded in a period other than as originally anticipated. Since many of Psyop’s costs are of a fixed nature, incremental changes in revenues can have a significant effect on its reported gross and operating margins and net income or loss.

Cost of sales.  Cost of sales includes direct compensation, travel, lodging, and employee benefits for project-related personnel, payments to third-party contractors, and other direct project-related expenses. Also included in cost of revenues are occupancy costs, depreciation and amortization expenses. Psyop reviews and allocates these costs periodically so as to align them with actual costs incurred on projects.

Selling, general and administrative expenses.  Selling, general and administrative expenses include administration employees, software engineers and other technical support personnel, expendable computer software and equipment, facilities expenses and other operating expenses not directly related and/or allocable to projects. Additionally, Psyop utilizes external sales personnel that have, as their compensation packages, a commission incentives based on securing projects.

Psyop expects to incur significant additional expenses as a result of being a public company, including costs to comply with the Sarbanes-Oxley Act of 2002 and other rules and regulations applicable to public companies. In addition, Psyop expects to increase its research and development staff as its operations grow and as it integrates potential future acquisitions. Psyop intends to invest appropriate resources to properly manage and control its business, and this investment will likely result in future increases in general and administrative expenses.

Psyop has decided to develop new software solutions for the management of creative assets and the alignment of multiple production locations, which will require additional investments in personnel and equipment, and will result in additional charges to operations before revenues are generated from those projects.

Interest income (expense).  Psyop’s interest income consists of interest earned on its cash and cash equivalents. Interest expense consists of interest incurred on capital leases as well as interest paid on a line of credit when that facility is drawn down on. Psyop does not anticipate drawing down on the line of credit in the foreseeable future following the completion of the business combination.

The following table sets forth certain information regarding Psyop’s consolidated and combined results of operations for the periods indicated:

	Year Ended December 31, 2006	Year Ended December 31, 2005	Nine Months Ended September 30, 2007*	Nine Months Ended September 30, 2006*
Net sales	$15,828,334	$10,738,824	$19,808,425	$11,724,729
Cost of sales	12,368,208	8,107,719	13,524,735	8,024,920
Gross profit	3,460,126	2,631,105	6,283,690	3,699,809
Selling, general and administrative expenses	3,781,428	2,622,434	3,245,854	2,976,187
Operating income (loss)	(321,302)	8,671	3,037,836	723,622
Other income (expense)
Interest income	4,116	1,879	18,144	669
Interest expense	(80,700)	(98,470)	(40,813)	(59,485)
Other income	12,319	7,700	—	—
	(64,265)	(88,891)	(22,669)	(60,154)
Income (loss) before income taxes	(385,567)	(80,220)	3,015,167	663,468
Income tax (expense) benefit	77,782	33,148	(280,359)	145,118
Net income (loss)	($307,785)	($47,072)	$2,734,808	$808,586

*	Unaudited

Comparison of Nine Months Ended September 30, 2007 and Nine Months Ended September 30, 2006

Revenues.  Total revenues increased 69.2% from $11.7 million for the nine months ended September 30, 2006 to $19.8 million for the nine months ended September 30, 2007. The $8.1 million increase is attributable to: (1) an increased number of larger budget projects won; (2) publicity and increased name recognition within ad agencies; (3) increased production capabilities; (4) an increase in the number of full time employees (from around 50 to 70) as well as directors (from 4 to 8) which has allowed Psyop to run more simultaneous projects; (5) an expansion into new geographic locations, namely Europe and Asia; and (6) the establishment in February 2006 of Psyop Services, Psyop’s production management business unit. During the nine months ending September 30, 2007, Psyop Services generated $1.8 million in revenues, as compared to $400,000 in the corresponding period in 2006.

Cost of sales.  Total cost of sales increased 68.8% from $8.0 million for the nine months ended September 30, 2006 to $13.5 million for the nine months ended September 30, 2007. The $5.5 million increase was principally attributable to accelerated expansion in production capacity, entry into new geographic locations, which required competitive bidding to win work, and increases in personnel and personnel-related costs.

Selling, general and administrative expenses.  Selling, general and administrative expenses increased 6.7% from $3.0 million for the nine months ended September 30, 2006 to $3.2 million for the nine months ended September 30, 2007. The $200,000 increase was principally attributable to organic expansion of business operations. Selling, general and administrative expenses for the nine months ended September 30, 2007 had diminished selling expenditures due to a change in representation in Europe and accepting projects from geographic locations where no sales commission was paid. The reduced selling costs were offset by an increase in general corporate expenses of $800,000, primarily related to salaries and benefits, as well as increased professional fees associated with general expansion of Psyop’s operations.

Interest income (expense).  Interest income (expense) declined 30.5% from $(59,000) for the nine months ended September 30, 2006 to $(41,000) for the nine months ended September 30, 2007. The $18,000 decrease was principally attributable to lesser utilization of a line of credit facility during the period ending September 30, 2007.

Income tax benefit (expense).  Income tax expense increased 293.2% from a benefit of $145,000 for the nine months ended September 30, 2006 to an expense of $(280,000) for the nine months ended September 30, 2007. The $425,000 increase in tax expense was attributed to an increase in net profit before tax during the nine months ended September 30, 2007 as compared to the corresponding period in 2006.

Net income (loss).  For the foregoing reasons, net income increased 237.5% from $809,000 for the nine months ended September 30, 2006 to $2.7 million for the nine months ended September 30, 2007.

Comparison of Year Ended December 31, 2006 and Year Ended December 31, 2005

Revenues.  Total revenues increased 47.7% from $10.7 million for the year ended December 31, 2005 to $15.8 million for the year ended December 31, 2006. The increase of $5.1 million was primarily attributable to an increase in the number and size of projects during the year ended December 31, 2006 as compared with the year ended December 31, 2005. In the year ended December 31, 2006, Psyop completed two projects that each generated over $1.0 million in revenue. No projects generated more than $1.0 million of revenue in the year ended December 31, 2005.

Cost of sales.  Total cost of sales increased 53.1% from $8.1 million for the year ended December 31, 2005 to $12.4 million for the year ended December 31, 2006. The increase of $4.3 million was principally attributable to the production of more complex commercials at a higher relative cost including the increased use of independent consultants (freelancers) in production of projects.

Selling, general and administrative expenses.  Selling, general and administrative expenses increased 46.2% from $2.6 million for the year ended December 31, 2005 to $3.8 million for the year ended December 31, 2006. The increase is primarily due to commissions paid to sales representatives for successfully securing projects.

Interest income (expense).  Interest income (expense) decreased 20.8% from (96,000) for the year ended December 31, 2005 to ($76,600) for the year ended December 31, 2006. The $20,000 decrease was principally attributable to lower utilization of a line of credit during the year ending December 31, 2006.

Income tax benefit (expense).   Income tax benefit increased 136.3% from $33,000 for the year ended December 31, 2005 to $78,000 for the year ended December 31, 2006. The increase was attributable principally to the increase in the loss before income taxes in 2006 (for the reasons cited above), partially offset by a lower tax rate applicable to the losses generated by Psyop Services, which is a limited liability company not subject to federal or state income taxes, but is subject to the New York City Unincorporated Business tax, which has a lower tax rate than the New York City corporate tax rate.

Net income (loss).  For the foregoing reasons and the reason described in the following sentence, net income decreased 555.3%from $(47,000) for the year ended December 31, 2005 to $(308,000) for the year ended December 31, 2006. The decrease in net profit during the 2006 year was also caused by a one-time special payment paid to shareholder-employees in the amount of $1.2 million.

Liquidity and Capital Resources

Psyop’s principal sources of liquidity at September 30, 2007 consisted of cash and cash equivalents of $799,000 and accounts receivable of $1.4 million.

Psyop funded its operations without significant reliance on borrowings. Psyop’s cash flow from operations allows Psyop to operate its business with minimal amounts of borrowings. As discussed above, Psyop derives a substantial amount of its revenues from a diverse and changing group of advertising agencies who engage Psyop on a project-by-project basis. Advance payments on these commercial projects help fund Psyop’s operations, but may fluctuate significantly from quarter to quarter depending on production schedules and project volume. Thus, Psyop has limited visibility into its future cash flows beyond contracts that have been signed and are in process. Psyop has little control over the timing and mix of individual projects, which limits Psyop’s ability to predict its future operations and related cash flows.

Historically, Psyop’s primary cash expenditure is dedicated to the payment of salaries and wages to its employees. Other areas that command significant portions of Psyop’s expenditures are the sales representatives, technological equipment and lease obligations. In the discussion below Psyop discusses cash flows not in accordance with U.S. GAAP; however, Psyop believes it is useful in understanding, analyzing and comparing its cash flows for the relevant periods presented in this document.

Psyop financed its operations for the nine months ended September 30, 2007 primarily through cash from operations. Cash provided by operating activities was $1.9 million for the nine months ended September 30, 2007, compared to $1.7 million for the equivalent period in 2006. The increase in cash provided by operating activities was primarily due to a significant increase in net income for the nine months ended September 30, 2007, compared to the nine months ended September 30, 2006, partially offset by accounts payable and other current liabilities and billings on uncompleted contracts in excess of costs and estimated earnings as compared to those items for September 30, 2006.

During the nine months ended September 30, 2007, Psyop used cash in investing activities of $1.0 million for the purchase of property and equipment. This level of expenditure represents a substantial increase in investment in property and equipment over the $545,000 per year during the previous three years. The expenditures for property and equipment arose from Psyop’s decision to significantly expand production capabilities and to update a portion of its existing production infrastructure. Psyop expects to continue a high level of investment activities in property and equipment over the next three years as Psyop expands and streamlines its production capabilities to the West Coast of the United States and to Europe.

During the period ended September 30, 2007, financing activities decreased cash flow by $318,000. This decrease was primarily due to continuous payment of leases and a bank note offset by a draw on Psyop’s line of credit. In the corresponding period in 2006, payments of Psyop’s line of credit and principal payments led to $781,000 reduction in cash flow.

During the year ended December 31, 2006, Psyop’s cash provided by operating activities was $1.3 million, resulting primarily from a net loss of $308,000, offset by non-cash depreciation and amortization of $461,000, combined with a net increase from the prior year in accounts payable and accrued liabilities of $1.3 million. The depreciation and amortization for the year ended December 31, 2006 increased $120,000 over the amount charged in the year ended December 31, 2005 as Psyop invested heavily year-over-year in technology.

In the years ended December 31, 2006 and 2005, Psyop utilized cash for investing activities of $387,000 and $353,000, respectively. Virtually all of this activity was in association with acquisition of property and equipment. Psyop also acquired $489,000 in property and equipment under capital lease obligations. The financing transactions during the year ended December 31, 2006 resulted in a decrease of $1.0 million in net cash. Psyop’s financing activities in the year ended December 31, 2006 consisted of repayment of $602,000 of a line of credit utilized in previous year and maintaining a steady loan repayment schedule.

During the year ended December 31, 2005 Psyop’s cash used in operating activities was $246,000. Depreciation cost and estimated earnings on uncompleted projects and a net increase from previous year accounts payables were offset by a relatively large net decrease in accounts receivable and deferred income tax. Financing activities for the year ended December 31, 2005 provided net cash of $666,000, primarily from the activating a pre-negotiated line of credit. During this period, Psyop also established a term loan in the sum of $360,750 to finance leasehold improvement activities.

If we successfully complete the merger described in this proxy statement, Psyop anticipates using the cash received to repay its outstanding note payable and line of credit as well as the above mentioned additions to property and equipment purchasing including the option of acquiring related and complementary businesses. Psyop believes that its cash flow from operations will be sufficient to fund its projected operating requirements. However, Psyop may need to raise additional capital or incur additional indebtedness to continue to fund its operations if the completion of this transaction described in this prospectus significantly delayed for any reason. Psyop is already establishing additional relationships to cover short-term sources of capital if a need arises.

Psyop’s future capital requirements will depend on many factors, including its rate of revenue growth. Although Psyop currently is not a party to any agreement or letter of intent with respect to potential material investments in, or acquisitions of, complementary businesses, services or technologies, Psyop may enter into these type of arrangements in the future, which could also require Psyop to seek additional equity or debt financing. Such additional funds may not be available on terms favorable to Psyop or at all.

Off-Balance Sheet Transactions

Psyop does not engage in off-balance sheet transactions.

Recently Issued Accounting Standards

In June 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN No. 48”). FIN No. 48 clarifies what criteria must be met prior to recognition of the financial statement benefit of a position taken in a tax return. FIN No. 48 will require companies to include additional qualitative and quantitative disclosures within their financial statements. The disclosures will include potential tax benefits from positions taken for tax return purposes that have not been recognized for financial reporting purposes and a tabular presentation of significant changes during each period. The disclosures will also include a discussion of the nature of uncertainties, factors which could cause a change, and an estimated range of reasonably possible changes in tax uncertainties. FIN No. 48 will also require a company to recognize a financial statement benefit for a position taken for tax return purposes when it will be more-likely-than-not that the position will be sustained. FIN No. 48 will be effective for fiscal years beginning after December 15, 2006. The adoption of FIN No. 48 is not expected to have a material impact on Psyop’s financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, expands disclosures about fair value measurements, and applies under other accounting pronouncements that require or permit fair value measurements. SFAS No. 157 does not require any new fair value measurements. However, the FASB anticipates that for some entities, the application of SFAS No. 157 will change current practice. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, which for Psyop would be its fiscal year beginning January 1, 2008. The adoption of SFAS No. 157 is not expected to have a material impact on Psyop’s financial statements.

In September 2006, the Staff of the SEC issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (“SAB 108”). SAB 108 requires registrants to use a combination of two approaches to evaluate the materiality of identified unadjusted errors, the “rollover” approach, which quantifies an error based on the amount of the error originating in the current year income statement, and the “iron curtain” approach, which quantifies an error based on the effects of correcting the misstatement existing in the balance sheet at the end of the current year. SAB 108 permits companies to adjust for the cumulative effect of immaterial errors relating to prior years in the carrying amount of assets and liabilities as of the beginning of the current fiscal year, with an offsetting adjustment to the opening balance of retained earnings in the year of adoption. Psyop adopted SAB 108 in fiscal 2007. Psyop’s adoption of SAB 108 did not impact its consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities”. This Statement permits entities to choose to measure many financial instruments at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. The adoption of SFAS No. 159 is not expected to have a material impact on Psyop’s financial statements.

At September 30, 2007 and December 31, 2006, costs, estimated earnings and billings on uncompleted contracts consisted of the following:

	Sept. 30, 2007	Dec. 31, 2006
Costs incurred to date on uncompleted contracts	$2,849,297	$2,927,911
Estimated earnings	1,881,283	2,769,165
	4,730,580	5,697,076
Billings to date	(4,614,415)	(6,013,270)
	$116,165	$(316,194)

The figures at the bottom of the table above are reflected as follows in the September 30, 2007 and the December 31, 2006 balance sheets under the following captions:

	Sept. 30, 2007	Dec. 31, 2006
Costs and estimated earnings in excess of billings on uncompleted contracts	$1,018,835	$663,654
Billings on uncompleted contracts in excess of costs and estimated earnings	(902,670)	(979,848)
	$116,165	$(316,194)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of December 31, 2007 by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	each of our executive officers;
•	each of our directors and director nominees;
•	each person who will become a director upon consummation of the merger; and
•	all our executive officers and directors as a group; and

Beneficial ownership is determined in accordance with the rules of the SEC. Except as indicated, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. As of December 31, 2007, 5,868,334 shares of Fortissimo common stock were issued and outstanding. The percentage of beneficial ownership after the merger set forth below gives effect to the issuance of 3,337,941 shares of Fortissimo common stock in the merger and is based on 9,206,275 shares of our common stock estimated to be outstanding immediately following completion of the merger and no exercise of outstanding Fortissimo warrants.

The table assumes that no holder of Public Shares converts such Public Shares into cash.

Name and Address of Beneficial Owner and Management(1)	Number of Shares of Common Stock Beneficially Owned Before the Merger	Approximate Percentage of Outstanding Common Stock Beneficially Owned Before the Merger	Approximate Percentage of Outstanding Common Stock Beneficially Owned After the Merger
(i) Certain Beneficial Owners:
Fortissimo Capital Fund GP, L.P(2)	1,233,334	21.0	13.4
D.B. Zwirn & Co., L.P(3)	717,000	12.2	7.8
Sapling, LLC(4)	525,000	8.9	5.7
Hummingbird Management, LLC(5)	460,000	7.8	5.0
Deutsche Bank AG(6)	415,247	7.1	4.5
Weiss Asset Management, LLC(7)	396,600	6.8	4.3
Silver Point Capital, L.P.(8)	380,000	6.5	4.1
(ii) Directors (which includes all nominees) and executives:
Yuval Cohen(2)	1,233,334	21.0	13.4
Eli Blatt(2)	1,233,334	21.0	13.4
Marc Lesnick(2)	1,233,334	21.0	13.4
Shmoulik Barashi(2)	1,233,334	21.0	13.4
Yochai Hacohen(2)	1,233,334	21.0	13.4
Michael Chill	50,000	0.9	0.5
Yair Seroussi	50,000	0.9	0.5
(iii) All directors and executive officers as a group (5 persons)(2)	1,233,334	21.0	13.4

(1)	Unless otherwise noted, the business address of each of the individuals is c/o Fortissimo Acquisition Corp., 14 Hamelacha Street, Park Afek, Rosh Ha’ayin 48091, Israel.

(2)	Fortissimo Capital Fund GP, L.P. (“FCF”) is the General Partner of: (i) Fortissimo Capital Fund L.P.; (ii) Fortissimo Capital Fund (Israel) L.P. and (iii) Fortissimo Capital Fund (Israel - DP), L.P., three parallel partnerships that invest in Israeli-related technology growth companies. The general partner of FCF is Fortissimo Capital (GP) Management Ltd., a Cayman Island corporation (“FFC-GP”). The sole shareholder and director of FFC-GP is Yuval Cohen. FCF holds shares as nominee on behalf of each of these three partnerships. The pro rata allocation of the shares of Fortissimo’s common stock owned by these three partnerships is 3.57%, 89.97% and 6.46%, respectively. FCF has agreed not to transfer these shares (other than to the three parallel partnerships), and if transferred to them, the three parallel partnerships have agreed not to transfer the shares to anyone else until the earliest of (a) three years following the date of Fortissimo’s initial public offering and (b) the consummation of a liquidation, merger, stock exchange or other similar transaction which results in all of Fortissimo’s stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to our consummating a business combination with a target business. Each of Fortissimo’s officers and directors is a partner of FCF, and may therefore be deemed to be beneficial holders of the shares held by FCF. Such officers and directors disclaim beneficial ownership of the shares held by FCF, except to the extent of their pecuniary interest therein.
(3)	Derived from an amended Schedule 13G, jointly filed with the SEC on January 11, 2008 by D.B. Zwirn & Co., L.P., D.B. Zwirn Special Opportunities Fund, Ltd., D.B. Zwirn Special Opportunities Fund, L.P., DBZ GP, LLC, Zwirn Holdings, LLC and Daniel B. Zwirn. As reported on the amended Schedule 13G, each of D.B. Zwirn & Co., L.P., DBZ GP, LLC, Zwirn Holdings, LLC, and Daniel B. Zwirn may each be deemed the beneficial owner of (i) 290,040 shares of Fortissimo common stock owned by D.B. Zwirn Special Opportunities Fund, L.P. and (ii) 426,960 shares owned by D.B. Zwirn Special Opportunities Fund, Ltd. (each entity referred to in (i) and (ii) is a “Fund” and, collectively, as the “Funds”). D.B. Zwirn & Co., L.P. is the manager of each of the Funds, and consequently has voting control and investment discretion over the shares of Fortissimo common stock held by each of the Funds. Daniel B. Zwirn is the managing member of and thereby controls Zwirn Holdings, LLC, which in turn is the managing member of and thereby controls DBZ GP, LLC, which in turn is the general partner of and thereby controls D.B. Zwirn & Co., L.P. Each of D.B. Zwirn & Co., L.P., DBZ GP, LLC, Zwirn Holdings, LLC, and Daniel B. Zwirn disclaims beneficial ownership of the shares of Fortissimo common stock held by the Funds. The business address of each of D.B. Zwirn & Co., L.P., DB Zwirn Special Opportunities Fund, L.P., DBZ GP, LLC, Zwirn Holdings, LLC and Daniel B. Zwirn is 745 Fifth Avenue, 18th Floor, New York, NY 10151. The business address of D.B. Zwirn Special Opportunities Fund, Ltd. is c/o Goldman Sachs (Cayman) Trust, Limited, P.O. Box 896 George Town, Harbour Centre, 2nd Floor, Grand Cayman, Cayman Islands.
(4)	Derived from an amended Schedule 13G, jointly filed with the SEC on February 14, 2007, by Sapling, LLC, Fir Tree Recovery Master Fund, L.P. and Fir Tree, Inc. As reported in the amended Schedule 13G, Sapling, LLC is the beneficial owner of 413,567 shares of Fortissimo common stock, Fir Tree Recovery Master Fund, L.P. is the beneficial owner of 111,433 shares of Fortissimo common stock and Fir Tree, Inc. is the beneficial owner of 525,000 shares of Fortissimo common stock. As a result of being the investment manager of Sapling, LLC and Fir Tree Recovery Master Fund, L.P., Fir Tree, Inc. may be deemed to beneficially own the shares of Fortissimo common stock held by each of Sapling, LLC and Fir Tree Recovery Master Fund, L.P. Furthermore, Fir Tree, Inc. has been granted investment discretion over the Fortissimo common stock held by Sapling, LLC and Fir Tree Recovery Master Fund, L.P. The business address of Fir Tree, Inc. and Sapling, LLC is 505 Fifth Avenue, 23rd Floor, New York, New York 10017. The business address of Fir Tree Recovery Master Fund, L.P. is c/o Admiral Administration Ltd., Admiral Financial Center, 5th Floor, 90 Fort Street, Box 32021 SMB, Grand Cayman, Cayman Islands.
(5)	Derived from a Schedule 13D, jointly filed with the SEC on October 26, 2006 by Hummingbird Management, LLC (“Hummingbird”), Hummingbird Value Fund, L.P. (“HVF”), Hummingbird Microcap Value Fund, L.P. (“Microcap Fund”), Hummingbird Capital, LLC (“HC”) and Paul D. Sonkin. As reported in the Schedule 13D, Hummingbird, as investment manager of HVF and Microcap Fund, may be deemed to have the sole voting and investment authority over the Fortissimo units owned by HVF and Microcap Fund and may be deemed to be the beneficial owner of 460,000 Fortissimo units. Hummingbird disclaims beneficial ownership of such units. Mr. Sonkin, as the managing member and control person of Hummingbird, may be deemed to have the sole voting and investment authority over the Fortissimo units beneficially owned by Hummingbird and may be deemed to be the beneficial owner of 460,000 Fortissimo units. Mr. Sonkin disclaims any beneficial ownership of such units. HC, as the general partner of each of HVF and Microcap Fund, Hummingbird may be deemed to have the sole voting and investment authority over the Fortissimo units owned by HVF and Microcap Fund and may be deemed to be the beneficial owner of 460,000 Fortissimo units. HC disclaims any beneficial ownership of such units. HVF is the beneficial owner of 333,000 Fortissimo units. Microcap Fund is the beneficial owner of 127,000 Fortissimo units. The business address of each entity and Mr. Sonkin is 460 Park Avenue, 12th Floor, New York, New York 10022.

(6)	Derived from a Schedule 13G filed with the SEC on February 5, 2008 by Deutsche Bank AG. As reported in the Schedule 13G, 415,247 shares are beneficially owned by the Corporate and Investment Banking business group and the Corporation Investments business group (collectively, “CIB”) of Deutsche Bank AG and its subsidiaries and affiliates (collectively, “DBAG”). The filing of the Schedule 13G shall not be construed as an admission that CIB is the beneficial owner of any securities covered by the filing. CIB also disclaims beneficial ownership of the securities beneficially owned by (i) any client accounts with respect to which CIB or its employees have voting or investment discretion, or both, and (ii) certain investment entities, of which CIB is the general partner, managing general partner, or other manager, to the extent interests in such entities are held by persons other than CIB.
(7)	Derived from an amended Schedule 13G, jointly filed with the SEC on August 27, 2007 by Weiss Asset Management, LLC, Weiss Capital, LLC and Andrew Weiss. As reported in the amended Schedule 13G, Weiss Asset Management, LLC is the beneficial owner of 292,416 shares of Fortissimo common stock beneficially owned by a private investment partnership of which Weiss Asset Management, LLC is the sole general partner, Weiss Capital, LLC is the beneficial owner of 104,184 shares of Fortissimo common stock beneficially owned by a private investment corporation of which Weiss Capital, LLC is the sole investment manager and Andrew M. Weiss is the beneficial owner of 396,600 shares of Fortissimo common stock beneficially owned by a private investment partnership of which Weiss Asset Management, LLC is the sole general partner and which may be deemed to be controlled by Mr. Weiss, who is the Managing Member of Weiss Asset Management, LLC, and also includes shares held by a private investment corporation which may be deemed to be controlled by Mr. Weiss, who is the managing member of Weiss Capital, the Investment Manager of such private investment corporation. Mr. Weiss disclaims beneficial ownership of such shares reported as beneficially owned by him except to the extent of his pecuniary interest therein. The business address of Weiss Asset Management, LLC, Weiss Capital, LLC and Andrew Weiss is 29 Commonwealth Avenue, 10th Floor, Boston, Massachusetts 02116.
(8)	Derived from a Schedule 13G, jointly filed with the SEC on June 21, 2007 by Silver Point Capital, L.P., Edward A. Mule and Robert J. O’Shea. As reported in the Schedule 13G, each of Silver Point Capital, L.P., Edward A. Mule and Robert J. O’Shea is the beneficial owner of 380,000 shares of Fortissimo common stock. Silver Point Capital, L.P. is the investment manager of Silver Point Capital Fund, L.P. (the “Fund”) and Silver Point Capital Offshore Fund, Ltd. (the “Offshore Fund”) and by virtue of such status may be deemed to be the beneficial owner of the shares of Fortissimo common stock held by the Fund and the Offshore Fund. Silver Point Capital Management, LLC (the “Management”) is the general partner of Silver Point Capital, L.P. and as a result may be deemed to be the beneficial owner of the shares of Fortissimo common stock held by the Fund and the Offshore Fund. Each of Mr. Edward Mule and Mr. Robert O’Shea is a member of Management and has voting and investment power with respect to the shares of Fortissimo common stock held by the Fund and the Offshore Fund and may be deemed to be a beneficial owner of the shares of Fortissimo common stock held by the Fund and the Offshore Fund. Silver Point Capital, L.P., Management, and Messrs. Mule and O’Shea disclaim beneficial ownership of the shares of Fortissimo common stock held by the Fund and the Offshore Fund, except to the extent of any pecuniary interest. The business address of Silver Point Capital, L.P., Edward A. Mule and Robert J. O’Shea is Two Greenwich Plaza, Greenwich, CT 06830.

Security Ownership of Psyop

The following table sets forth information concerning the fully diluted common equity ownership of Psyop as of           , 2008. They also hold identical percentage interests as members of Blacklist.

Holder	No. of Shares	Ownership Percentage
Eben Mears	2,508	17.58
Kylie Matulick	1,599	11.21
Marco Spier	2,508	17.58
Robert Todd Mueller	2,508	17.58
Hejung Marie Hyon	2,508	17.58
Samuel Selinger	588	4.12
Justin Booth-Clibborn	600	4.20
Justin Lane	450	3.15
Christopher Staves	1,000	7.00

The Psyop shareholders other than Messrs. Lane and Staves are holders of Psyop’s common stock and Messrs. Lane and Staves are holders of Psyop’s Class B common stock. Pursuant to Psyop’s certificate of incorporation, the holders of Psyop’s common stock are each entitled to receive a payment of $188.3955 per share before any of the merger consideration is distributed to the holders of the Class B common stock. These preference payments will be made to the entitled shareholders from the cash portion of the merger consideration that will be paid at closing. The balance of the cash and all of the shares of Fortissimo common stock that will paid at merger consideration at closing will be distributed to Psyop’s shareholders in accordance with the ownership percentages stated above.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transactions

Prior Issuances

In December 2005, we issued an aggregate of 1,000,000 shares of our common stock at a purchase price of $0.025 per share, for an aggregate of $25,000 in cash. These shares were issued as follows: 950,000 to FCF and 50,000 shares to Michael Chill, one of our Special Advisors. In January 2006, FCF transferred 50,000 of its shares to Yair Seroussi, one of our Special Advisors

The ownership of our common stock prior to the completion of our initial public offering is as set forth in the following table:

Name	Number of Shares	Relationship to Us
Fortissimo Capital Fund GP, L.P.(1)	900,000	Initial Stockholder
Yair Seroussi	50,000	Special Advisor
Michael Chill	50,000	Special Advisor

(1)	Each of our officers and directors is a partner of FCF and as such indirectly are beneficial holders of our common stock held by FCF. Such officers and directors disclaim beneficial ownership of the shares held by FCF, except to the extent of their pecuniary interest therein. FCF holds its shares on behalf of Fortissimo, the three parallel partnerships in which it serves as the General Partner.

Insider Unit Purchase

In connection with the closing of our offering, we sold 333,334 units of our securities to FCF for a payment of $2,000,004. Each unit consists of one share of our common stock and two warrants, each entitling the holder to purchase one share of common stock at an exercise price of $5.00. The Insider Units are identical to the units offered to the public. However, FCF has waived the right to receive distributions upon our liquidation prior to a business combination with respect to the securities underlying these units. FCF has also contractually agreed that the units and underlying securities will not be sold or transferred by it until after was have completed a business combination.

Registration Rights

The holders of our shares issued prior to our IPO, as well as the Insider Units (and underlying securities), are entitled to certain registration rights. The holders of the majority of these securities are entitled to make up to two demands (in the aggregate) that we register these shares. With respect to the shares issued prior to the IPO, the holders of the majority of these shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. With respect to the Insider Units (as well as the securities underlying the insider units and insider warrants), the holders of the majority of these securities can elect to exercise these registration rights at any time commencing after the consummation of a business combination by us. In addition, these stockholders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Other Transactions

We have agreed to pay FCM approximately $7,500 per month for office space and administrative support services. FCM is controlled by Yuval Cohen, our Chairman and Chief Executive Officer. FCM provides management services to and is affiliated with FCF. This arrangement is solely for our benefit and is not intended to provide FCF or Mr. Cohen compensation in lieu of salary. We believe, based on rents and fees for similar services in Israel, that the fee charged by FCM is at least as favorable as we could have obtained from an unaffiliated person. However, as our directors may not be deemed “independent,” we did not have the benefit of disinterested directors approving this transaction.

We will reimburse our officers and directors for any out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of accountable out-of-pocket expenses reimbursable by us, which will be reviewed only by our board or a court of competent jurisdiction if such reimbursement is challenged, provided that no proceeds held in the trust account will be used to reimburse out-of-pocket expenses prior to a business combination.

Other than pursuant to our administrative services agreement with FCM and the reimbursable out-of-pocket expenses payable to our officers and directors, no compensation of any kind, including finder’s and consulting fees, will be paid to any of our existing stockholders, officers or directors who owned our common stock prior to our IPO or any of their respective affiliates, for services rendered prior to or in connection with a business combination.

Review, Approval or Ratification of Transactions with Related Persons

Our Code of Ethics requires us to avoid, wherever possible, all related person transactions that could result in actual or potential conflicts of interest, except under guidelines approved by the board of directors (or the appropriate committee of the board of directors). We intend to require that all ongoing and future transactions between us and any of our officers and directors or their respective affiliates, including loans by our officers and directors, will be on terms believed by us to be no less favorable than are available from unaffiliated third parties and such transactions or loans, including any forgiveness of loans, will require prior approval in each instance by a majority of our non-interested “independent” directors (to the extent we have any) or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel.

DESCRIPTION OF SECURITIES

General

The second amended and restated certificate of incorporation of Fortissimo authorizes the issuance of 21,000,000 shares of common stock, par value $.0001 per share, and 1,000,000 shares of preferred stock, par value $.0001 per share. As of the date of record date,      shares of common stock were outstanding. No shares of preferred stock are currently outstanding.

Units

Each unit consists of one share of common stock and two warrants. Each warrant entitles the holder to purchase one share of common stock. The common stock and warrants started separately trading on November 21, 2006.

Common Stock

The holders of common stock are entitled to one vote for each share held of record on all matters to be voted on by stockholders. In connection with the vote required for any business combination, all of the initial stockholders, including all officers and directors of Fortissimo, have agreed to vote their respective shares of common stock owned by them immediately prior to the IPO in accordance with the vote of the holders of a majority of the Public Shares voted at the annual meeting. This voting arrangement does not apply to shares included in the Insider Units purchased privately concurrently with the closing of the IPO, or shares purchased in the IPO or purchased following the IPO in the open market by any of Fortissimo’s initial stockholders, officers and directors. Fortissimo’s initial stockholders, officers and directors may vote their shares in any manner they determine, in their sole discretion, with respect to any other items that come before a vote of our stockholders.

Pursuant to the provisions of Fortissimo’s second amended and restated certificate of incorporation, which cannot by its terms be amended prior to the consummation of a business combination, we will proceed with the business combination only if a majority of the Public Shares voted at the annual meeting are voted in favor of the business combination and holders of less than 20% of the Public Shares both exercise their conversion rights discussed below and vote against the business combination.

Our board of directors is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors standing for election in each class.

Pursuant to Fortissimo’s second amended and restated certificate of incorporation, if Fortissimo does not consummate a business combination by October 11, 2008, its corporate existence will cease except for the purposes of winding up its affairs and liquidating. If Fortissimo is forced to liquidate prior to a business combination, the holders of the Public Shares will be entitled to share ratably in the trust account, inclusive of any interest, and any net assets remaining available for distribution to them after payment of liabilities. Holders of common stock issued prior to Fortissimo’s IPO and the holders of shares included in the Insider Units have agreed to waive their rights to share in any distribution with respect to common stock owned by them prior to the IPO or included in the Insider Units if Fortissimo is forced to liquidate.

Holders of Fortissimo common stock do not have any conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the common stock, except that the holders of the Public Shares have the right to have their Public Shares converted to cash equal to their pro rata share of the trust account if they vote against the merger proposal, properly demand conversion and the merger is approved and completed. Holders of Public Shares who convert their Public Shares into their shares of the trust account still have the right to exercise the warrants that they received as part of the units.

Preferred Stock

Fortissimo’s second amended and restated certificate of incorporation authorizes the issuance of 1,000,000 shares of blank check preferred stock with such designations, rights and preferences as may be determined from time to time by Fortissimo’s board of directors. Accordingly, Fortissimo’s board of directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock, although Fortissimo has entered into an underwriting agreement which prohibits Fortissimo, prior to a business combination, from issuing preferred stock which participates in any manner in the proceeds of the trust account, or which votes as a class with the common stock on a business combination. Fortissimo may issue some or all of the preferred stock to effect a business combination. In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of Fortissimo. There are no shares of preferred stock outstanding and Fortissimo does not currently intend to issue any preferred stock.

Warrants

Fortissimo currently has outstanding 9,736,668 redeemable common stock purchase warrants, including 666,668 warrants included in the Insider Units. Each warrant entitles the registered holder to purchase one share of our common stock at a price of $5.00 per share, subject to adjustment as discussed below, at any time commencing on the later of the completion of a business combination and October 11, 2007. The warrants expire on October 10, 2010 at 5:00 p.m., New York City time.

With respect to any warrants underlying the Insider Units, so long as such warrants are held by FCF or its affiliates, the holder of such warrants may pay the exercise price by surrendering its warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the common stock for the five trading days ending on the trading day prior to the date on which the warrants are exercised.

Fortissimo may call the warrants for redemption (including those within the Insider Units and those issuable exercise of the purchase option described below), only (x) if a registration statement relating to the common stock issuable upon exercise of the warrants is effective and current and (y) with the prior consent of EarlyBirdCapital:

•	in whole and not in part;
•	at a price of $0.01 per warrant at any time after the warrants become exercisable;
•	upon not less than 30 days’ prior written notice of redemption to each warrant holder; and
•	if, and only if, the reported last sale price of the common stock equals or exceeds $8.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to warrant holders.

In the event Fortissimo calls the warrants for redemption, Fortissimo shall have the ability to determine whether holders of those warrants shall be required to pay the exercise price in cash or whether they shall be required to exercise the warrants on a cashless basis. If Fortissimo requires holders of the warrants to exercise the warrants on a cashless basis, the holder of such warrants (including those warrants underlying the Insider Units) shall pay the exercise price by surrendering such warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “redemption fair market value” (defined below) by (y) the redemption fair market value. The “redemption fair market value” shall mean the average reported last sale price of the common stock for the ten trading days ending on the third trading day prior to the date on which the notice of redemption is sent to holders of the warrants.

Since Fortissimo may redeem the warrants only with the prior written consent of EarlyBirdCapital and EarlyBirdCapital may hold warrants subject to redemption, it may have a conflict of interest in determining whether or not to consent to such redemption. We cannot assure you that EarlyBirdCapital will consent to such redemption if it is not in its best interest even if it is in our best interest.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or Fortissimo’s recapitalization, reorganization, acquisition or consolidation. However, the warrants will not be adjusted for issuances of common stock at a price below the exercise price.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified check payable to Fortissimo, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of common stock and any voting rights until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

No warrants will be exercisable unless at the time of exercise a prospectus relating to common stock issuable upon exercise of the warrants is current and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of a warrant agreement, Fortissimo has agreed to use its best efforts to maintain a current prospectus relating to common stock issuable upon exercise of the warrants until the expiration of the warrants. However, there is no assurance that Fortissimo will be able to do so. If the prospectus relating to the common stock issuable upon exercise of the warrants is not current, holders will be unable to exercise their warrants and Fortissimo will not be required to net cash settle or cash settle the warrant exercise. Accordingly, the warrants may be deprived of any value and the market for the warrants may be limited if the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside.

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, Fortissimo will, upon exercise, round up to the nearest whole number the number of shares of common stock to be issued to the warrant holder.

Unit Purchase Option

In connection with its IPO, Fortissimo agreed to sell to its underwriters in its IPO, for $100, an option to purchase up to a total of 400,000 units at $7.50 per unit. The units issuable upon exercise of this option are identical to those offered in Fortissimo’s IPO.

Insider Units

FCF, on behalf of Fortissimo, purchased 333,334 units at $6.00 per unit (for an aggregate purchase price of $2,000,004) from Fortissimo simultaneously with the consummation of the IPO. All of the proceeds Fortissimo received from the sale of the Insider Units were placed in the trust fund. The Insider Units are identical to the units offered in Fortissimo’s IPO. However, FCF has waived the right to receive distributions upon Fortissimo’s liquidation prior to a business combination with respect to the securities underlying these units. FCF has also contractually agreed that the units and underlying securities will not be sold or transferred by it until after Fortissimo has completed a business combination.

Transfer Agent and Warrant Agent

The transfer agent for Fortissimo’s securities and warrant agent for Fortissimo’s warrants is American Stock Transfer and Trust Company, 59 Maiden Lane, New York, NY 10038.

PRICE RANGE OF FORTISSIMO SECURITIES AND DIVIDENDS

Fortissimo’s units, common stock and warrants are quoted on the OTC Bulletin Board under the symbols FSMO, FSMOW and FSMOU, respectively. The following table sets forth the range of quarterly high and low closing bid prices for the units, common stock and warrants for the calendar quarter indicated since the units commenced public trading on October 12, 2006 and since the common stock and warrants commenced public trading on November 21, 2006.

	Common Stock		Warrants		Units
	High	Low	High	Low	High	Low
2008:
First quarter (through February 12, 2008)	$5.95	$5.75	$0.55	$0.37	$6.90	$6.60
2007:
Fourth quarter	$5.88	$5.72	$0.65	$0.42	$6.90	$6.45
Third quarter	$5.90	$5.69	$0.62	$0.34	$6.90	$6.40
Second quarter	$5.72	$5.62	$0.62	$0.505	$6.80	$6.60
First quarter	$5.66	$5.36	$0.54	$0.40	$6.80	$6.08
2006:
Fourth quarter (from October 12, 2006)	$5.40	$5.25	$0.41	$0.30	$6.23	$5.84

The closing price for each share of common stock, warrant and unit of Fortissimo on January 14, 2008, the last trading day before announcement of the execution of the merger agreement, was $5.80, $0.46 and $6.70, respectively. As of     , 2008, the record date, the closing price for each share of common stock, warrant and unit of Fortissimo was $     , $     and $     , respectively.

Holders of Fortissimo common stock, warrants and units should obtain current market quotations for their securities. The market price of Fortissimo common stock, warrants and units could vary at any time before the merger.

Holders

As of     , 2008, the record date, there were     holders of record of Fortissimo units, holders of record of Fortissimo common stock and     holders of record of Fortissimo warrants. Fortissimo believes that the number of beneficial holders of the units, common stock and warrants is in excess of      persons each.

Dividends

Fortissimo has not paid any dividends on its common stock to date and does not intend to pay dividends prior to the completion of the merger. It is the present intention of Fortissimo’s board of directors to retain all earnings, if any, for use in our business operations and, accordingly, our board does not anticipate declaring any dividends in the foreseeable future. The payment of dividends subsequent to the merger will be within the discretion of our then board of directors and will be contingent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the merger.

APPRAISAL RIGHTS

Fortissimo stockholders do not have appraisal rights under the Delaware General Corporation Law in connection with the merger.

STOCKHOLDER PROPOSALS

The Fortissimo 2009 annual meeting of stockholders will be held on or about     , 2009 unless the date is changed by the board of directors. If you are a stockholder and you want to include a proposal in the proxy statement for the 2009 annual meeting, you need to provide it to us by no later than     , 2009. You should direct any proposals to Fortissimo’s secretary at Fortissimo’s principal office. If you want to present a matter of business to be considered at the year 2009 annual meeting, under Fortissimo’s by-laws you must give timely notice of the matter, in writing, to our secretary. To be timely, the notice has to be given between 60 and 90 days before the date of the meeting. However, in the event that less than 70 days notice or prior public disclosure of the date of the 2009 annual meeting is given or made to stockholders, the notice must be received no later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure was made, whichever occurs first. If Fortissimo is liquidated as a result of not consummating a business combination transaction on or before October 11, 2008, there will be no annual meeting in 2009.

INDEPENDENT AUDITORS

The consolidated and combined financial statements of Psyop and its affiliates at December 31, 2006 and December 31, 2005 and for each of the years then ended included in this proxy statement have been audited by Rothstein, Kass & Company, P.C., independent registered public accounting firm, as set forth in their report appearing elsewhere herein.

The financial statements of Fortissimo at December 31, 2006, and for the period ended December 31, 2006, the period December 27, 2005 (inception) to December 31, 2005, and the cumulative period from December 27, 2005 (inception) to December 31, 2006 included in this proxy statement have been audited by Goldstein Golub Kessler LLP, independent registered public accounting firm, as set forth in their report appearing elsewhere herein. The partners of GGK became partners of McGladrey & Pullen, LLP in a limited asset purchase agreement and as a result thereof, GGK resigned as independent registered public accounting firm for Fortissimo on January 28, 2008. On January 30, 2008, McGladrey & Pullen, LLP was subsequently engaged as Fortissimo’s new independent registered public accounting firm.

Representatives of Rothstein, Kass & Company, P.C., and McGladrey & Pullen, LLP will be present at the annual meeting of stockholders or will be available by telephone with the opportunity to make statements and to respond to appropriate questions.

WHERE YOU CAN FIND MORE INFORMATION

Fortissimo files reports, proxy statements and other information with the SEC as required by the s Exchange Act. You may read and copy reports, proxy statements and other information filed by Fortissimo with the Securities and Exchange Commission at the Securities and Exchange Commission public reference room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. You may access information on Fortissimo at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement or any annex to this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement.

All information contained in this document relating to Fortissimo has been supplied by Fortissimo, and all such information relating to Psyop has been supplied by Psyop. Information provided by one another does not constitute any representation, estimate or projection of the other.

Only one proxy statement is being delivered to multiple securityholders who share an address. However, if you would like an additional copy, please contact us at the address set forth below and an additional copy will be sent to you free of charge.

If you would like additional copies of this document or if you have questions about the merger, you should contact via phone or in writing:

Marc S. Lesnick, Vice President
Fortissimo Acquisition Corp.
14 Hamelacha Street
Park Afek
PO Box 11704
Rosh Ha’ayin 48091
Israel
(011) 972-915-7400

INDEX TO FINANCIAL STATEMENTS

Page
Financial Statements of Fortissimo Acquisition Corp. (a development stage enterprise):
Interim Financial Statements as of and for the periods ended September 30, 2007 (unaudited):
Condensed Balance Sheets as of September 30, 2007 and December 31, 2006	FS-2
Condensed Statements of Operations for the Three and Nine Months Ended September 30, 2007, the Three and Nine Months Ended September 30, 2006, and the Period
December 27, 2005 (inception) to September 30, 2007	FS-3
Condensed Statements of Stockholders’ Equity for the Period December 27, 2005 (inception) to September 30, 2007	FS-4
Condensed Statements of Cash Flows for the Nine Months Ended September 30, 2007, the Nine Months Ended September 30, 2006, and the Period December 27, 2005 (inception) to September 30, 2007	FS-5
Notes to Unaudited Condensed Financial Statements	FS-6
Financial Statements as of and for the periods ended December 31, 2006 (audited):
Report of Independent Registered Public Accounting Firm	FS-10
Balance Sheets as of December 31, 2006 and December 31, 2005	FS-11
Statements of Operations for the Year Ended December 31, 2006, the Period December 27, 2005 (inception) to December 31, 2005, and the Period December 27, 2005 (inception) to December 31, 2006	FS-12
Statements of Stockholders’ Equity for the Period December 27, 2005 (inception) to December 31, 2006	FS-13
Statements of Cash Flows for the Year Ended December 31, 2006, the Period December 27, 2005 (inception) to December 31, 2005, and the Period December 27, 2005 (inception) to December 31, 2006	FS-14
Notes to Audited Financial Statements	FS-15
Financial Statements of Psyop, Inc.:
Interim Financial Statements as of and for the periods ended September 30, 2007 (unaudited):
Consolidated and Combined Balance Sheets at September 30, 2007 and December 31, 2006	FS-21
Consolidated and Combined Statements of Operations for the nine months ended September 30, 2007 and 2006	FS-22
Consolidated and Combined Statements of Changes in Stockholders’ Equity for the year ended December 31, 2006 and the nine months ended September 30, 2007	FS-23
Consolidated and Combined Statements of Cash Flows for the nine months ended September 30, 2007 and 2006	FS-24
Notes to Unaudited Consolidated and Combined Financial Statements	FS-25
Financial Statements as of and for the periods ended December 31, 2006 (audited):
Report of Independent Registered Public Accounting Firm	FS-31
Consolidated and Combined Balance Sheets at December 31, 2006 and 2005	FS-32
Consolidated and Combined Statements of Operations for the years ended December 31, 2006 and 2005	FS-33
Consolidated and Combined Statements of Changes in Stockholders’ Equity for the years ended December 31, 2006 and 2005	FS-34
Consolidated and Combined Statements of Cash Flows for the years December 31, 2006 and 2005	FS-35
Notes to Consolidated and Combined Financial Statements	FS-36

FORTISSIMO ACQUISITION CORP.
(A Development Stage Enterprise)

CONDENSED BALANCE SHEETS

	September 30, 2007	December 31, 2006
	(Unaudited)
ASSETS
Current Assets:
Cash	$261,186	$692,100
Cash held in trust (Note 3)	27,345,444	26,537,334
Pre-paid expenses	1,618	19,243
Total current assets	27,608,248	27,248,677
Deferred tax asset	151,916	41,865
Total assets	$27,760,164	$27,290,542
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable and accrued expenses	$101,869	$50,930
Deferred trust interest income	217,450	55,909
Deferred underwriting fee (Note 2)	352,350	352,350
Income tax payable	24,855	86,338
Total current liabilities	696,524	545,527
Common stock, subject to possible conversion, 906,547 shares at conversion value	5,248,907	5,248,907
Stockholders' Equity
Preferred stock - $.0001 par value; 1,000,000 authorized; none issued or outstanding (Note 5)	—	—
Common stock - $.0001 par value; 21,000,000 authorized; 5,868,334 issued and outstanding (including 906,547 subject to possible conversion) (Note 1)	587	587
Additional paid-in capital	21,409,192	21,409,192
Retained earnings accumulated during the development stage	404,954	86,329
Total stockholders' equity	21,814,733	21,496,108
Total liabilities and stockholders' equity	$27,760,164	$27,290,542

See Accompanying Notes to Unaudited Condensed Financial Statements.

FORTISSIMO ACQUISITION CORP.
(A Development Stage Enterprise)

CONDENSED STATEMENTS OF OPERATIONS

	Three months ended September 30, 2007	Three months ended September 30, 2006	Nine months ended September 30, 2007	Nine months ended September 30, 2006	For the period from December 27, 2005 (inception) to September 30, 2007
	(Unaudited)		(Unaudited)		(Unaudited)
State franchise tax	$6,438	$—	$19,313	$—	$45,063
Admin and office support	22,500	—	67,500	—	87,526
Professional fees	129,644	—	168,163	—	191,202
Insurance	11,250	—	33,750	—	43,736
Travel	12,104	—	27,149	—	32,282
Formation expenses	—	—	—	—	3,000
Other expenses	6,540	—	21,554	350	27,593
Total costs and expenses	$188,476	$—	$337,429	$350	$430,402
Interest income	197,253	—	656,054	—	879,829
Income (loss) before provision for income taxes	8,777	—	318,625	(350)	449,427
Provision for (benefit from) income taxes	(42,501)	—	—	—	44,473
Net income (loss) for the period	$51,278	$—	$318,625	$(350)	$404,954
Weighted average number of shares outstanding, basic and diluted	5,868,334	1,000,000	5,868,334	1,000,000	3,305,479
Net income (loss) per share	$0.01	$(0.00)	$0.05	$(0.00)	$0.11

See Accompanying Notes to Unaudited Condensed Financial Statements.

FORTISSIMO ACQUISITION CORP.
(A Development Stage Enterprise)

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

	Common Stock		Additional Paid in Capital	Retained Earnings (Deficit) Accumulated During the Development Stage
	Shares	Amount			Total
Issuance of Common Stock to initial stockholders on December 30, 2005 at $.025 per share	1,000,000	$100	$24,900	$—	$25,000
Net loss for the period	—	—	—	(3,000)	(3,000)
Balance as of December 31, 2005	1,000,000	$100	$24,900	$(3,000)	$22,000
Sale of 4,535,000 Units (net of $2,576,418 offering expenses, including the issuance of 906,547 shares subject to possible conversion)	4,535,000	454	24,633,128	—	24,633,582
Gross proceeds from issuance of Unit Purchase Option	—	—	100	—	100
Gross proceeds from Issuance of Insider Units	333,334	33	1,999,971	—	2,000,004
Proceeds subject to possible conversion	—	—	(5,248,907)	—	(5,248,907)
Net income for the year	—	—	—	89,329	89,329
Balance as at December 31, 2006	5,868,334	$587	$21,409,192	$86,329	$21,496,108
Unaudited:
Net income for the period	—	—	—	318,625	318,625
Balance as at September 30, 2007	5,868,334	$587	$21,409,192	$404,954	$21,814,733

See Accompanying Notes to Unaudited Condensed Financial Statements.

FORTISSIMO ACQUISITION CORP.
(A Development Stage Enterprise)

CONDENSED STATEMENTS OF CASH FLOWS

	Nine months ended September 30, 2007	Nine months ended September 30, 2006	For the period from December 27, 2005 (inception) to September 30, 2007
	(Unaudited)		(Unaudited)
Cash flows from operating activities:
Net income (loss)	$318,625	$(350)	$404,954
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Interest earned on securities held in trust	(808,110)	—	(1,087,794)
Changes in operating assets/liabilities:
Decrease (increase) in pre-paid expenses	17,625	—	(1,618)
Increase (decrease) in accrued expenses	50,939	(2,650)	101,869
Increase in deferred tax asset	(110,051)	—	(151,916)
Increase in deferred trust interest income	161,541	—	217,450
Increase (decrease) in income tax payable	(61,483)	—	24,855
Net cash used in operating activities	(430,914)	(3,000)	(492,200)
Cash flows from investing activities:
Cash held in trust fund	—	—	(26,257,650)
Redemption of Treasury Bill held in trust	53,433,000	—	53,433,000
Purchase of Treasury Bill held in trust	(26,563,000)	—	(26,563,000)
Purchase of Money Fund held in trust	(26,870,000)	—	(26,870,000)
Net cash used in investing activities	—	—	(26,257,650)
Cash flows from financing activities:
Payment of notes payable — stockholders	—	—	(115,000)
Proceeds from sale of Units to public	—	—	27,210,000
Proceeds from issuance of shares to Initial Stockholders	—	—	25,000
Proceeds from notes payable — stockholders	—	60,000	115,000
Proceeds from sale of Unit Purchase Option	—	—	100
Proceeds from sale of Insider Units	—	—	2,000,004
Payment of offering expenses	—	(122,323)	(2,224,068)
Net cash provided by (used in) financing activities	—	(62,323)	27,011,036
Increase (decrease) in cash	(430,914)	(65,323)	261,186
Cash at the beginning of the period	692,100	67,500	—
Cash at the end of the period	$261,186	$2,177	$261,186
Supplemental Schedule of non-cash financing activity:
Deferred Underwriting Fee	$—	$—	$352,350
Accrued offering costs	$—	$223,030	$—

See Accompanying Notes to Unaudited Condensed Financial Statements.

FORTISSIMO ACQUISITION CORP.
(A Development Stage Enterprise)

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

Note 1: — Interim Financial Information

The condensed financial statements at September 30, 2007 and for the three and nine months ended September 30, 2007 and 2006 and for the period from December 27, 2005 (inception) to September 30, 2007 have been prepared by the Company and are unaudited.

In the opinion of management, all adjustments (consisting of normal accruals and recurring items) have been made that are necessary to present fairly the financial position of Fortissimo Acquisition Corp. (the “Company”) as of September 30, 2007 and December 31, 2006 and the results of its operations and cash flows for the periods ended September 30, 2007, and 2006. Operating results for the interim period presented are not necessarily indicative of the results to be expected for any other interim period or for the full year.

These unaudited condensed financial statements should be read in conjunction with the financial statements and notes thereto at December 31, 2006 and for the period then ended included in the Company’s Form 10—KSB filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2007. The December 31, 2006 balance sheet has been derived from the audited financial statements included in that 10-KSB. The statements of operations and cash flows for the nine months ended September 30, 2006 have been derived from the unaudited financial statements included in the Company's form 10-QSB filed by the Company with the SEC on December 22, 2006. The accounting policies used in preparing these unaudited condensed financial statements are consistent with those described in those filings.

Note 2: — Organization and Business Operations

The Company was incorporated in Delaware on December 27, 2005 as a blank check company whose objective is to acquire an operating business that has manufacturing operations or research and development facilities located in Israel, or that is a company operating outside Israel which management believes would benefit from establishing operations or facilities in Israel.

At September 30, 2007, the Company had not yet commenced any operations, other than evaluating potential acquisition candidates. All activity through September 30, 2007 relates to the Company’s formation and initial public offering and current activities described below.

The Company’s ability to commence operations was contingent upon obtaining adequate financial resources through a proposed public offering (“Offering”) which was consummated on October 17, 2006 and is discussed below. The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with an operating business that has manufacturing operations or research and development facilities located in Israel, or that is a company operating outside Israel which management believes would benefit from establishing operations or facilities in Israel (“Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An aggregate of $26,257,650 (including the over-allotment option), before any interest earned, has been deposited in an interest-bearing trust account (“Trust Account”) until the earlier of (i) the consummation of a Business Combination or (ii) liquidation of the Company. Under the agreement governing the Trust Account that was in effect during the first quarter of 2007, funds will only be invested in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 (the “1940 Act”) having a maturity of 180 days or less. As of March 21, 2007, the agreement governing the Trust Account was amended to allow for investment in any open ended investment company registered under the 1940 Act that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (c)(2), (c)(3) and (c)(4) of Rule 2a-7 promulgated under the 1940 Act as determined by the Company. The amendment enables the Company to invest in tax free securities. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held

FORTISSIMO ACQUISITION CORP.
(A Development Stage Enterprise)

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

Note 2: — Organization and Business Operations  – (continued)

in the Trust Account, there is no guarantee that they will execute such agreements. The Company’s directors have agreed that they will be jointly and severally liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company. However, there can be no assurance that the directors will be able to satisfy those obligations. The remaining net proceeds (not held in the Trust Account) of approximately $545,000 may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

Fortissimo Capital Fund GP, L.P., (“FCF”), one of the Company's initial stockholders, has purchased an aggregate of 333,334 units (the “Insider Units”) at $6.00 per unit (for an aggregate purchase price of $2,000,004) from the Company. This purchase took place on a private placement basis simultaneously with the consummation of the Offering. All of the proceeds received from the sale of the Insider Units were placed in the Trust Account. The Insider Units are identical to the units sold in the Offering to the public; however, FCF has waived the right to receive distributions upon a liquidation of the Company prior to a Business Combination with respect to the securities underlying the Insider Units. The Insider Units were registered for resale along with the Units in the Offering, but FCF has agreed that the Insider Units and underlying securities will not be sold or transferred by it until after the completion of a Business Combination.

The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. Pursuant to the provisions of the Company's Amended and Restated Certificate of Incorporation, which cannot by its terms be amended prior to the consummation of a Business Combination, in the event that stockholders owning 20% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their 1,000,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by the Initial Stockholders.

The Company’s Amended and Restated Certificate of Incorporation provides that the Company will continue in existence only until 24 months from the effective date of the Offering (until October 11, 2008). If the Company has not completed a Business Combination by such date, its corporate existence will cease and it will dissolve and liquidate for the purposes of winding up its affairs. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering due to costs related to the Offering and since no value would be attributed to the Warrants contained in the Units sold.

Effective January 1, 2007, the Company adopted the provisions of FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — An Interpretation of FASB Statement No. 109”. FIN 48 provides detailed guidance for the financial statements recognition, measurement and disclosure of uncertain tax positions recognized in the financial statements in accordance with SFAS No. 109. Tax positions

FORTISSIMO ACQUISITION CORP.
(A Development Stage Enterprise)

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

Note 2: — Organization and Business Operations  – (continued)

must meet a “more-likely-than-not” recognition threshold at the effective date to be recognized upon the adoption of FIN 48 and in subsequent periods. Upon the adoption of FIN 48, the Company has no unrecognized tax benefits. During the first half of 2007, the Company recognized no adjustments for uncertain tax benefits.

The Company recognizes interest and penalties, if any, related to uncertain tax positions in income tax expenses. No interest and penalties related to uncertain tax positions were accrued at September 30, 2007.

Tax years 2005 and 2006 remain open to examination by the Internal Revenue Service. The Company expects no material changes to unrecognized tax positions within the next twelve months.

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying condensed unaudited financial statements.

Note 3: — Investments Held in Trust

Investments held in trust at September 30, 2007 consist of tax-free investments, which include accrued interest of $73,840.

Note 4: — Commitments

The Company presently occupies office space provided by an affiliate of an Initial Stockholder. Such affiliate has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing on October 11, 2006 and ending upon the consummation of a Business Combination. The statements of operations for the three months and nine months ended September 30, 2007 include $25,500 and $67,500, respectively, related to this agreement.

The Initial Stockholders have waived their right to receive distributions with respect to their founding shares and shares included within the Insider Units upon the Company’s liquidation.

The Initial Stockholders and holders of the Insider Units (or underlying securities) are entitled to registration rights with respect to their founding shares and Insider Units (or underlying securities). The holders of the majority of founding shares are entitled to demand that the Company register these shares at any time commencing three months prior to October 11, 2009. The holders of a majority of the Insider Units (or underlying securities) are entitled to demand that the Company register such securities at any time after the Company consummates a Business Combination. In addition, the Initial Stockholders and holders of the Insider Units (or underlying securities) have certain “piggy-back” registration rights on registration statements filed subsequent to a Business Combination. The Underwriter's Option is subject to similar registration rights.

Note 5: — Stockholders’ Equity

a. The Offering:

The Company sold 4,535,000 units (“Units”) in the Offering, which included 535,000 Units that were sold upon the exercise of the underwriters’ over-allotment option. Each Unit consists of one share of the Company’s common stock, $.0001 par value, and two Redeemable Common Stock Purchase Warrants (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing on the later of the completion of a Business Combination with a target business or October 11, 2007 and expiring on October 10, 2010. The Warrants will be redeemable at a price of $.01 per Warrant upon 30 days notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. In connection with

FORTISSIMO ACQUISITION CORP.
(A Development Stage Enterprise)

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

Note 5: — Stockholders’ Equity  – (continued)

the Offering, the Company issued an option, for $100, to the representative of the underwriters to purchase 400,000 Units at an exercise price of $7.50 per Unit (see Common Stock Commitments below).

The Company accounted for the fair value of the option, inclusive of the receipt of the $100 cash payment, as an expense of the Offering resulting in a charge directly to stockholders’ equity. The Company estimated that the fair value of this option was approximately $1,529,710 ($3.82 per Unit) using a Black-Scholes option-pricing model. The option may be exercised for cash or on a “cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the option (the difference between the exercise prices of the option and the underlying Warrants and the market price of the Units and underlying securities) to exercise the option without the payment of any cash. The warrants underlying such Units are exercisable at $5.00 per share, but otherwise have the same terms and conditions as the Warrants. Separate trading of the Common Stock and Warrants underlying the Company’s Units commenced in October 2006.

b. Preferred Stock:

The Company is authorized to issue up to 1,000,000 shares of Preferred Stock with such designations, voting, and other rights and preferences as may be determined from time to time by the Board of Directors.

Prior to the consummation of a Business Combination, the Company may not issue Preferred Stock which participates in the proceeds of the Trust Account, or which votes as a class with the Common Stock on a Business Combination.

c. Common Stock Commitments:

The Company has 10,936,668 shares of common stock commitments in the form of Warrants and the underwriters’ option, which are currently not exercisable.

d. Common Stock Subject to Conversion:

Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the Offering (19.99% of the amount originally placed in the Trust Account) has been classified as common stock subject to possible conversion in the accompanying balance sheets and 19.99% of the related interest earned has been recorded as deferred interest.

Note 6: — Earnings (Loss) Per Share

Basic earnings (loss) per share is computed by dividing net income (loss) by the weighted-average number of shares of common stock outstanding during the period. Diluted earnings per share reflect the additional dilution for all potentially dilutive securities such as stock warrants and options. The effect of the 9,736,668 outstanding warrants, issued in connection with the initial public offering described in Note 1 has not been considered in the diluted net earnings per share since the warrants are contingently exercisable. The effect of the 400,000 units included in the underwriters purchase option, as described in Note 2, along with the warrants underlying such units, has not been considered in the diluted earnings per share calculation since the market price of the unit was less than the exercise price during the period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders of

FORTISSIMO ACQUISITION CORP.
(A Development Stage Corporation)

We have audited the accompanying balance sheets of Fortissimo Acquisition Corp. (a development stage corporation) (the “Company”) as of December 31, 2006 and 2005, and the related statements of operations, stockholders’ equity and cash flows for the year ended December 31, 2006, the period from December 27, 2005 (inception) to December 31, 2005, and the cumulative period from December 27, 2005 (inception) to December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2006, and 2005, and the results of its operations and its cash flows for the year ended December 31, 2006, the period from December 27, 2005 (inception) to December 31, 2005, and the cumulative period from December 27, 2005 (inception) to December 31, 2006, in conformity with United States generally accepted accounting principles.

/s/ Goldstein Golub Kessler LLP

GOLDSTEIN GOLUB KESSLER LLP
New York, New York
March 15, 2007

FORTISSIMO ACQUISITION CORP.
(A Development Stage Corporation)

BALANCE SHEET

	December 31,
	2006	2005
ASSETS
Current Assets:
Cash	$692,100	$67,500
Cash held in Trust (Note 3)	26,537,334	—
Prepaid expenses	19,243	—
Deferred tax asset	41,865	—
Total current assets	$27,290,542	$67,500
Deferred offering costs (Note 4)	—	27,000
Total assets	$27,290,542	$94,500
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accrued expenses	$50,930	$17,500
Deferred trust interest income	55,909	—
Deferred underwriting fee (Note 1)	352,350	—
Loan from related party (Note 5)	—	55,000
Income tax payable (Note 6)	86,338	—
Total current liabilities	$545,527	$72,500
Common stock, subject to possible conversion, 906,547 shares at conversion value	5,248,907	—
Stockholders' Equity
Preferred stock — $.0001 par value; 1,000,000 authorized as of December 31, 2006 and 2005; none issued or outstanding (Note 7)	—	—
Common stock — $.0001 par value; 21,000,000 authorized as of December 31, 2006 and 2005; 5,868,334 and 1,000,000 issued and outstanding as of December 31, 2006 and 2005, respectively (2006 — including 906,547 subject to possible conversion) (Note 1)	587	100
Additional paid-in capital	21,409,192	24,900
Retained earnings (deficit) accumulated during the development stage	86,329	(3,000)
Total stockholders' equity	21,496,108	22,000
Total liabilities and stockholders' equity	$27,290,542	$94,500

See notes to financial statements.

FORTISSIMO ACQUISITION CORP.
(A Development Stage Enterprise)

STATEMENT OF OPERATIONS

	For the Year Ended December 31, 2006	For the Period from December 27, 2005 (inception) to December 31, 2005	For the Period from December 27, 2005 (inception) to December 31, 2006
State franchise tax	$25,750	$—	$25,750
Admin and office support	20,026	—	20,026
Professional fees	23,039	—	23,039
Insurance	9,986	—	9,986
Travel	5,133	—	5,133
Formation expenses	—	3,000	3,000
Other expenses	5,771	—	5,771
Total costs and expenses	89,973	3,000	92,973
Interest income	223,775	—	223,775
Income (loss) before provision for income taxes	133,802	(3,000)	130,802
Provision for income taxes	44,473	—	44,473
Net income (loss) for the period	$89,329	$(3,000)	$86,329
Weighted average number of shares outstanding, basic and diluted	2,059,849	1,000,000	2,048,361
Net income (loss) per share	$0.04	$(0.00)	$0.04

See notes to financial statements.

FORTISSIMO ACQUISITION CORP.
(A Development Stage Corporation)

STATEMENT OF STOCKHOLDERS’ EQUITY

	Common Stock		Additional Paid in Capital	Deficit Accumulated During the Development Stage	Total
	Shares	Amount
Issuance of Common Stock to initial stockholders on December 30, 2005 at $.025 per share	1,000,000	$100	$24,900	$—	$25,000
Net loss for the period	—	—	—	(3,000)	(3,000)
Balance as at December 31, 2005	1,000,000	$100	$24,900	(3,000)	$22,000
Sale of 4,535,000 Units (net of $2,576,418 offering expenses, including the issuance of 906,547 shares subject to possible conversion)	4,535,000	454	24,633,128	—	24,633,582
Gross proceeds from issuance of Unit Purchase Option	—	—	100	—	100
Gross proceeds from Issuance of Insider Units	333,334	33	1,999,971	—	2,000,004
Proceeds subject to possible conversion	—	—	(5,248,907)	—	(5,248,907)
Net income for the year	—	—	—	89,329	89,329
Balance as at December 31, 2006	5,868,334	$587	$21,409,192	$86,329	$21,496,108

See notes to financial statements.

FORTISSIMO ACQUISITION CORP.
(A Development Stage Corporation)

STATEMENT OF CASH FLOWS

	For the Year Ended December 31, 2006	For the Period from December 27, 2005 (inception) to December 31, 2005	For the Period from December 27, 2005 (inception) to December 31, 2006
Cash flows from operating activities:
Net income (loss)	$89,329	$(3,000)	$86,329
Adjustments to reconcile net income to net cash used in operating activities:
Interest earned on securities held in trust	(279,684)	—	(279,684)
Changes in operating assets/liabilities:
Increase in prepaid expenses	(19,243)	—	(19,243)
Increase in accrued expenses	47,930	3,000	50,930
Increase in deferred tax asset	(41,865)	—	(41,865)
Increase in deferred trust interest income	55,909	—	55,909
Increase in income tax payable	86,338	—	86,338
Net cash used in operating activities	(61,286)	—	(61,286)
Cash flows from investing activities:
Cash held in trust fund	(26,257,650)	—	(26,257,650)
Net cash used in investing activities	(26,257,650)	—	(26,257,650)
Cash flows from financing activities:
Payment of notes payable — stockholders	(115,000)	—	(115,000)
Proceeds from sale of Units to public	27,210,000	—	27,210,000
Proceeds from issuance of shares to Initial Stockholders	—	25,000	25,000
Proceeds from notes payable — stockholders	60,000	55,000	115,000
Proceeds from sale of Unit Purchase Option	100		100
Proceeds from sale of Insider Units	2,000,004		2,000,004
Payment of offering expenses	(2,211,568)	(12,500)	(2,224,068)
Net cash provided by financing activities	26,943,536	67,500	27,011,036
Increase in cash	624,600	67,500	692,100
Cash at beginning of period	67,500	—	—
Cash at the end of the period	$692,100	$67,500	$692,100
Supplemental disclosure of non-cash financing activity:
Accrual of offering costs	$—	$14,500	$—
Deferred Underwriting Fee	$352,350	$—	$352,350

See notes to financial statements.

FORTISSIMO ACQUISITION CORP.
(A Development Stage Corporation)

NOTES TO FINANCIAL STATEMENTS

Note 1 — General

The Company was incorporated on December 27, 2005 as a blank check company whose objective is to acquire an operating business that has manufacturing operations or research and development facilities located in Israel, or that is a company operating outside Israel which management believes would benefit from establishing operations or facilities in Israel.

The Company’s ability to commence operations was contingent upon obtaining adequate financial resources through a proposed public offering (“Offering”) which was consummated on October 17, 2006. On October 17, 2006, we consummated our initial public offering of 4,000,000 Units, with each unit consisting of one share of our common stock and two warrants, each to purchase one share of our common stock at an exercise price of $5.00 per share. On October 25, 2006, we consummated the closing of an additional 535,000 units that were subject to the over-allotment option. The units were sold at an offering price of $6.00 per unit, generating total gross proceeds of $27,210,000 (not including $2,000,004 from the sale of Units to one of our initial stockholders as more fully described below).

The Company’s management had broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with an operating business that has manufacturing operations or research and development facilities located in Israel (“Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An aggregate of $26,257,650 (including the over-allotment option), before any interest earned, has been deposited in an interest-bearing trust account (“Trust Account”) until the earlier of (i) the consummation of a Business Combination or (ii) liquidation of the Company. Under the agreement governing the Trust Account, funds will only be invested in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. The Company’s directors have agreed that they will be jointly and severally liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company. However, there can be no assurance that the directors will be able to satisfy those obligations. The remaining net proceeds (not held in the Trust Account) of approximately $545,000 may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

Fortissimo Capital Fund GP, L.P., (“FCF”), one of the Company's initial stockholders, has purchased an aggregate of 333,334 units (the “Insider Units”) at $6.00 per unit (for an aggregate purchase price of $2,000,004) from the Company. This purchase took place on a private placement basis simultaneously with the consummation of the Offering. All of the proceeds received from the sale of the Insider Units were placed in the Trust Account. The Insider Units are identical to the units sold in the Offering to the public; however, FCF has waived the right to receive distributions upon a liquidation of the Company prior to a Business Combination with respect to the securities underlying the Insider Units. The Insider Units were registered for resale along with the Units in the Offering, but FCF has agreed that the Insider Units and underlying securities will not be sold or transferred by it until after the completion of a Business Combination.

The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. Pursuant to the provisions of the Company's Amended and Restated Certificate of Incorporation, which cannot by its terms be amended prior to the consummation of a Business Combination, in the event that stockholders owning 20% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the

FORTISSIMO ACQUISITION CORP.
(A Development Stage Corporation)

NOTES TO FINANCIAL STATEMENTS

Note 1 — General  – (continued)

officers and directors of the Company (“Initial Stockholders”), have agreed to vote their 1,000,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by the Initial Stockholders.

The Company’s Amended and Restated Certificate of Incorporation provides that the Company will continue in existence only until 24 months from the effective date of the Offering (until October 11, 2008). If the Company has not completed a Business Combination by such date, its corporate existence will cease and it will dissolve and liquidate for the purposes of winding up its affairs. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering due to costs related to the Offering and since no value would be attributed to the Warrants contained in the Units sold.

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying condensed unaudited financial statements.

Note 2 — Significant Accounting Policies

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

a. Use of estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

b. Net Income (Loss) per common stock:

Net income (loss) per share is computed based on the weighted average number of shares of common stock outstanding.

c. Concentrations of credit risk:

Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company may maintain deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

d. Fair Value of Financial Instruments:

The fair values of the Company’s assets and liabilities that qualify as financial instruments under SFAS No. 107 “Disclosures about Fair Value of Financial Instrument,” approximate their carrying amounts presented in the balance sheet at December 31, 2006 and 2005.

FORTISSIMO ACQUISITION CORP.
(A Development Stage Corporation)

NOTES TO FINANCIAL STATEMENTS

Note 2 — Significant Accounting Policies  – (continued)

e. Deferred Interest:

Deferred interest consists of 19.99% of the interest earned on the investment held in trust, as it represents interest attributable to the common stock subject to possible conversion (See Note 1).

f. Recently issued accounting pronouncements:

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (“FIN 48”), which provides criteria for the recognition, measurement, presentation and disclosure of uncertain tax positions. A tax benefit from an uncertain position may be recognized only if it is “more likely than not” that the position is sustainable based on its technical merits. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. We do not expect FIN 48 will have a material effect on our financial condition or results of operations.

Management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Note 3 — Investments Held In Trust

Investments held in trust at December 31, 2006 consist of a zero coupon United States Treasury Bill with a face value of $26,563,000 purchased at a discount of 1.152%, due January 11, 2007 and carried on the Company’s financial statements at $26,537,334, which includes interest of $279,684 and trust cash of $632.

Note 4 — Deferred Offering Costs

Deferred offering costs consist primarily of legal, accounting, underwriting and other fees and expenses incurred through the balance sheet date that were related to the Offering and were charged to equity upon the receipt of the capital raised.

Note 5 — Loans From Related Party

The Company issued an aggregate of $115,000 unsecured, non-interest bearing, promissory notes to the Initial Stockholders, of which $55,000 was issued in December 2005, and the remainder was issued in January 2006. The notes were non-interest bearing and payable on the consummation of the Offering. Accordingly, such notes were repaid in October 2006 out of the proceeds of the Offering. Due to the short term nature of the notes, the fair value of the notes approximates their carrying amount.

Note 6 — Income Taxes

Deferred income tax assets and liabilities are computed for differences between the financial statement and tax basis of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

As of December 31, 2005, the Company recorded a deferred income tax asset, principally for the tax effect of net operating loss carryforwards, aggregating approximately $1,000. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance.

FORTISSIMO ACQUISITION CORP.
(A Development Stage Corporation)

NOTES TO FINANCIAL STATEMENTS

Note 6 — Income Taxes  – (continued)

The components of the provision for income taxes are as follows:

	Year Ended December 31, 2006	Year Ended December 31, 2005
Current:
Federal taxes	$86,338	$—
Deferred:
Federal taxes	(41,865)	—
Total provision for income taxes	$44,473	$—

The tax effect of temporary differences that give rise to the deferred tax asset is as follows:

	December 31, 2006	December 31, 2005
Interest income deferred for reporting purposes	$19,009	$—
Expenses deferred for income tax purposes	22,856	—
Total deferred tax asset	$41,865	$—

The total provision for income taxes differs from that amount which would be computed by applying the U.S. Federal income tax rate to income before provision for income taxes as follow:

	Year Ended December 31, 2006	Year Ended December 31, 2005
Statutory federal income tax rate	34.0%	(34.0%)
Increase (decrease) in valuation allowance	(0.8%)	34.0%
Effective income tax rate	33.2%	—

Note 7 — Commitments

The Company presently occupies office space provided by an affiliate of an Initial Stockholder. Such affiliate has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing on October 11, 2006 and ending upon the consummation of a Business Combination. The statement of operations for the year ended December 31, 2006 includes $19,839 relating to this agreement.

The Initial Stockholders have waived their right to receive distributions with respect to their founding shares and shares included within the Insider Units upon the Company’s liquidation.

The Initial Stockholders and holders of the Insider Units (or underlying securities) are entitled to registration rights with respect to their founding shares and Insider Units (or underlying securities). The holders of the majority of founding shares are entitled to demand that the Company register these shares at any time commencing three months prior to October 11, 2009. The holders of a majority of the Insider Units (or underlying securities) are entitled to demand that the Company register such securities at any time after the Company consummates a Business Combination. In addition, the Initial Stockholders and holders of the Insider Units (or underlying securities) have certain “piggy-back” registration rights on registration statements filed subsequent to a Business Combination. The Underwriter's Option is subject to similar registration rights.

FORTISSIMO ACQUISITION CORP.
(A Development Stage Corporation)

NOTES TO FINANCIAL STATEMENTS

Note 8 — Stockholders’ Equity

a. The Offering:

The Company sold 4,535,000 units (“Units”) in the Offering, which included 535,000 Units that were sold upon the exercise of the underwriters’ over-allotment option. Each Unit consists of one share of the Company’s common stock, $.0001 par value, and two Redeemable Common Stock Purchase Warrants (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing on the later of the completion of a Business Combination with a target business or October 11, 2007 and expiring on October 10, 2010. The Warrants will be redeemable at a price of $.01 per Warrant upon 30 days notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. In connection with the Offering, the Company issued an option, for $100, to the representative of the underwriters to purchase 400,000 Units at an exercise price of $7.50 per Unit (see Common Stock Commitments below).

The Company accounted for the fair value of the option, inclusive of the receipt of the $100 cash payment, as an expense of the Offering resulting in a charge directly to stockholders’ equity. The Company estimated that the fair value of this option was approximately $1,485,882 ($3.71 per Unit) using a Black-Scholes option-pricing model. The option may be exercised for cash or on a ``cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the option (the difference between the exercise prices of the option and the underlying Warrants and the market price of the Units and underlying securities) to exercise the option without the payment of any cash. The warrants underlying such Units are exercisable at $5.00 per share, but otherwise have the same terms and conditions as the Warrants. Separate trading of the Common Stock and Warrants underlying the Company’s Units commenced in October 2006.

b. Preferred Stock:

The Company is authorized to issue up to 1,000,000 shares of Preferred Stock with such designations, voting, and other rights and preferences as may be determined from time to time by the Board of Directors.

Prior to the consummation of a Business Combination, the Company may not issue Preferred Stock which participates in the proceeds of the Trust Account, or which votes as a class with the Common Stock on a Business Combination.

c. Common Stock Commitments:

The Company has 10,936,668 shares of common stock commitments in the form of Warrants and the underwriters’ option, which are currently not exercisable.

d. Common Stock Subject to Conversion:

Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the Offering (19.99% of the amount held in the Trust Account) has been classified as common stock subject to possible conversion in the accompanying balance sheets and 19.99% of the related interest earned has been recorded as deferred interest.

Note 9 — Earnings Per Share

Basic earnings per share is computed by dividing net income (loss) by the weighted-average number of shares of common stock outstanding during the period. Diluted earnings per share reflect the additional dilution for all potentially dilutive securities such as stock warrants and options. The effect of the 9,736,668 outstanding warrants, issued in connection with the initial public offering described in Note 1 has not been considered in the diluted net earnings per share since the warrants are contingently exercisable. The effect of

FORTISSIMO ACQUISITION CORP.
(A Development Stage Corporation)

NOTES TO FINANCIAL STATEMENTS

Note 9 — Earnings Per Share  – (continued)

the 400,000 units included in the underwriters purchase option, as described in Note 1, along with the warrants underlying such units, has not been considered in the diluted earnings per share calculation since the market price of the unit was less than the exercise price during the period.

PSYOP, INC. AND AFFILIATES

CONSOLIDATED AND COMBINED BALANCE SHEET

	September 30, 2007	December 31, 2006
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$799,042	$229,692
Accounts receivable	1,447,010	1,511,204
Costs and estimated earnings in excess of billings on uncompleted contracts	1,018,835	663,654
Deferred tax asset		112,000
Prepaid income taxes	299,272	63,331
Total current assets	3,564,159	2,579,881
Property and equipment, net	2,504,038	1,500,853
Other assets	9,500	9,500
Total assets	$6,077,697	$4,090,234
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Bank line of credit	$203,525	$—
Bank note payable, current portion	125,187	117,048
Capital lease obligations, current portion	193,592	281,780
Accounts payable and other current liabilities	1,189,607	1,974,438
Deferred income taxes	112,000
Billings on uncompleted contracts in excess of costs and estimated earnings	902,670	979,848
Total current liabilities	2,726,581	3,353,114
Long-term liabilities
Bank note payable, less current portion	21,679	120,537
Capital lease obligations, less current portion	195,543	219,126
Deferred income taxes	23,000	26,000
Total long-term liabilities	240,222	365,663
Commitments and contingencies
Stockholders' equity
Common stock, $1.00 par value, authorized 24,000 shares; issued and outstanding 12,600 shares	12,600	12,600
Class B common stock, $1.00 par value, authorized 3,000 shares; issued and outstanding 1,450 shares	1,450	1,450
Capital in excess of par value	257,950	257,950
Loan receivable, stockholder	(8,751)	(13,380)
Retained earnings	2,847,645	112,837
Total stockholders' equity	3,110,894	371,457
Total liabilities and stockholders' equity	$6,077,697	$4,090,234

See accompanying notes to consolidated and combined financial statements.

PSYOP, INC. AND AFFILIATES

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS (Unaudited)

	Nine Months Ended September 30
	2007	2006
Net sales	$19,808,425	$11,724,729
Cost of sales	13,524,735	8,024,920
Gross profit	6,283,690	3,699,809
Selling, general and administrative expenses	3,245,854	2,976,187
Operating income	3,037,836	723,622
Other income (expense)
Interest income	18,144	669
Interest expense	(40,813)	(59,485)
	(22,669)	(60,154)
Income before income taxes	3,015,167	663,468
Income taxes (expense) benefit	(280,359)	145,118
Net income	$2,734,808	$808,586
Basic and diluted net income per common share
Basic and diluted	$194.65	$57.55
Weighted average common shares outstanding
Basic and diluted	14,050	14,050

See accompanying notes to consolidated and combined financial statements.

PSYOP, INC. AND AFFILIATES

CONSOLIDATED AND COMBINED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

	Common Stock		Common Stock — Class B		Capital in Excess of Par Value	Loan Receivable, Stockholder	Retained Earnings	Total Stockholders' Equity
	Shares	Amount	Shares	Amount
Balances, January 1, 2006	12,600	$12,600	1,450	$1,450	$257,950	$(24,102)	$420,622	$668,520
Payments made on loan receivable, stockholder						10,722		10,722
Net loss							(307,785)	(307,785)
Balances, December 31, 2006	12,600	$12,600	1,450	$1,450	$257,950	$(13,380)	$112,837	$371,457
Payments made on loan receivable, stockholder						4,629		4,629
Net income							2,734,808	2,734,808
Balances, September 30, 2007 (Unaudited)	12,600	$12,600	1,450	$1,450	$257,950	$(8,751)	$2,847,645	$3,110,894

See accompanying notes to consolidated and combined financial statements.

PSYOP, INC. AND AFFILIATES

CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS (Unaudited)

	Nine Months Ended September 30,
	2007	2006
Cash flows from operating activities
Net income	$2,734,808	$808,586
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	364,549	345,477
Deferred income taxes	109,000	(107,000)
Increase (decrease) in cash in cash attributable to changes in operating assets and liabilities:
Accounts receivable	64,194	(1,028,199)
Costs and estimated earnings in excess of billings on uncompleted contracts	(355,181)	(283,631)
Prepaid income taxes	(187,272)	(213,597)
Prepaid expenses	63,331
Accounts payable and other current liabilities	(784,831)	1,503,020
Billings on uncompleted contracts in excess of costs and estimated earnings	(77,178)	602,595
Net cash provided by operating activities	1,931,420	1,627,251
Cash flows from investing activities
Acquisition of property and equipment	(1,048,264)	(546,269)
Proceeds from repayment on loan receivable, stockholder	4,629	11,514
Net cash used in investing activities	(1,043,635)	(534,755)
Cash flows from financing activities
Proceeds from (payments for) bank line of credit	203,525	(485,137)
Proceeds from (principal payments on) bank note payable	(90,719)	(118,583)
Principal payments on capital leases	(431,241)	(177,588)
Net cash used in investing activities	(318,435)	(781,308)
Net increase in cash and cash equivalents	569,350	311,188
Cash and cash equivalents, beginning of period	229,692	358,347
Cash and cash equivalents, end of period	$799,042	$669,535
Supplemental disclosures of cash flow information, cash paid during the period for:
Income taxes	$405,000	$—
Interest	$40,813	$60,154
Supplemental schedule of noncash and financing activities
Property and equipment acquired under capital lease obligations	$319,470	$392,364

See accompanying notes to consolidated and combined financial statements.

PSYOP, INC. AND AFFILIATES

NOTES TO UNAUDITED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

1. Nature of operations and summary of significant accounting policies

Nature of Operations

Psyop, Inc. (“Psyop”) and Psyop UK, LLC (“Psyop UK”), a United Kingdom limited liability company that is a wholly-owned subsidiary of Psyop, are designers and producers of video content for national and international advertising and other interests. Psyop and Psyop UK conducts business principally with advertising agencies, who engage them to provide design and production services for their respective clients. Psyop Services, LLC (“Psyop Services”), an affiliate of Psyop under common ownership, provides representation of design-led commercial and content creators. Psyop Services negotiates and signs contracts of behalf of client companies that are outsourced the work in return for a percentage commission of the project cost for lead generation, branding, mentoring and project management.

Basis of presentation and principles of consolidation and combination

The accompanying consolidated and combined financial statements include the accounts of Psyop, Psyop Services, and Psyop UK (collectively, “Psyop, Inc. and Affiliates” or the “Company). All material intercompany accounts and transactions have been eliminated in the consolidated and combined financial statements. Although the financial statements have been combined, they do not represent those of a single legal entity.

The consolidated and combined interim financial information herein is unaudited and may not include all information and footnotes necessary for the fair presentation of financial position, results of operations, changes in stockholders’ equity and cash flows in conformity with accounting principles generally accepted in the United States of America; however, such information reflects all adjustments (consisting of normal, recurring adjustments) which are, in the opinion of management, necessary for a fair statement of results of operations, changes in stockholders’ equity, cash flows and financial condition for the interim periods presented. The results of operations for the nine months ended September 30, 2007 and 2006 are not necessarily indicative of the results to be expected for the full year. These financial statements should be read in conjunction with Psyop’s consolidated and combined financial statements and related notes for the years ended December 31, 2006 and 2005 contained in this proxy statement beginning on page FS-31.

Revenue Recognition

Psyop recognizes revenues using the percentage-of-completion method of accounting in accordance with Statement of Position 81-1 “Accounting for Performance of Construction-Type and Certain Production-Type Contracts” and in conjunction with Staff Accounting Position No. 104, “Revision of Topic 13: Revenue Recognition in Financial Statements,” which provides for the recognition of revenue when (1) persuasive evidence of a final agreement exists, (2) delivery has occurred or services have been rendered, (3) the selling price is fixed or determinable, and (4) collectibility is reasonably assured. Accordingly, earnings are recognized on a contract-by-contract basis in the ratio that actual costs incurred bear to total estimated costs, as determined by management. Adjustments to cost estimates are made periodically, based upon the specific circumstances affecting each contract in progress. Losses expected to be incurred on contracts in progress are charged to operations in the period such losses are determined.

The aggregate of costs incurred and earnings recognized on uncompleted contracts in excess of related billings is shown as a current asset, and the aggregate of billings on uncompleted contracts in excess of related costs incurred and earnings recognized is shown as a current liability.

Psyop Services recognizes revenues as services are provided.

Cost Recognition

Contract costs include all labor, subcontractors and those indirect costs related to contract performance such as indirect labor, supplies, and tool costs. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revenues or costs are determined.

PSYOP, INC. AND AFFILIATES

NOTES TO UNAUDITED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

1. Nature of operations and summary of significant accounting policies  – (continued)

Fair Value of Financial Instruments

The fair value of the Company's assets and liabilities, which qualify as financial instruments under Statement of Financial Accounting Standards (“SFAS”) No. 107, “Disclosures About Fair Value of Financial Instruments,” approximate the carrying amounts presented in the consolidated balance sheets.

Cash and Cash Equivalents

The Company considers all investment instruments with maturities of three months or less to be cash equivalents. As of September 30, 2007 and December 31, 2006 at various times during the year, balances of cash at financial institutions exceeded the federally insured limit. The Company has not experienced any losses in such accounts and believes it is not subject to any significant credit risk on cash and cash equivalents.

Accounts Receivable

The Company carries its accounts receivable at cost less an allowance for doubtful accounts. On a periodic basis, management evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on a history of past write-offs and collections and current credit conditions. Accounts are written off once management has determined the balances will not be collected. An allowance for doubtful accounts was deemed unnecessary at September 30, 2007 and December 31, 2006.

Property and Equipment

Property and equipment are recorded at cost less accumulated depreciation and amortization. Costs of additions and substantial improvements to property and equipment are also capitalized. Maintenance and repairs are charged to operations as incurred. Asset and related accumulated depreciation amounts are relieved from the accounts for retirements or dispositions. Depreciation on property and equipment is computed using the straight-line method over the estimated useful lives of the assets ranging from three to five years, while leasehold improvements are amortized, using the straight line method, over the shorter of either their economic useful lives or the term of the leases.

Impairment of Long-Lived Assets

The Company adheres to SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” and periodically assesses the recoverability of the carrying amounts of long-lived assets. A loss is recognized when expected undiscounted future cash flows are less than the carrying amount of the asset. The impairment loss is the difference by which the carrying amount of the asset exceeds its fair value.

Income Taxes

Psyop, the parent company, is a United States corporation and files corporate income tax returns in the United States. Psyop Services is a United States limited liability company and is subject to the New York City Unincorporated Business Tax (“UBT”). Psyop UK is incorporated in England and Wales and, as such, files its own corporate income tax returns in the United Kingdom. The Company complies with SFAS No. 109 “Accounting for Income Taxes,” which requires an asset and liability approach to financial reporting of income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on exacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce the deferred income tax assets to the amount expected to be realized.

Earnings Per Share

The Company complies with SFAS No. 128, “Earnings Per Share.” SFAS No. 128 requires dual presentation of basic and diluted income per common share for all periods presented. Basic income per common

PSYOP, INC. AND AFFILIATES

NOTES TO UNAUDITED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

1. Nature of operations and summary of significant accounting policies  – (continued)

share excludes dilution and is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted income per common share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then share in the income of the Company.

Use of Estimates

The preparation of consolidated and combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated and combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Foreign Currency Translation

The Company complies with SFAS No. 52, “Foreign Currency Translation”, which states that for foreign subsidiaries whose functional currency is the local foreign currency, assets and liabilities are translated using the published exchange rate in effect at the balance sheet date. Results of operations are translated using an approximated weighted average exchange rate for the year. Resulting translation adjustments are recorded as a component of accumulated other comprehensive income (loss). Due to the immateriality of the translation adjustment, foreign currency translations have been recorded to operations for the period ending September 30, 2007 and 2006.

Comprehensive Income (Loss)

The Company complies with SFAS No. 130, “Reporting Comprehensive Income.” SFAS No. 130 establishes rules for the reporting and display of comprehensive income (loss) and its components. SFAS No. 130 requires the Company's change in the foreign currency translation adjustments to be included in other comprehensive income (loss). Due to the immateriality of the translation adjustment, foreign currency translations have been recorded to operations for the period ending September 30, 2007 and 2006.

Recently Issued Accounting Pronouncements

In June 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (“FIN No. 48”). FIN No. 48 clarifies what criteria must be met prior to recognition of the financial statement benefit of a position taken in a tax return. FIN No. 48 will require companies to include additional qualitative and quantitative disclosures within their financial statements. The disclosures will include potential tax benefits from positions taken for tax return purposes that have not been recognized for financial reporting purposes and a tabular presentation of significant changes during each period. The disclosures will also include a discussion of the nature of uncertainties, factors which could cause a change, and an estimated range of reasonably possible changes in tax uncertainties. FIN No. 48 will also require a company to recognize a financial statement benefit for a position taken for tax return purposes when it will be more-likely-than-not that the position will be sustained. FIN No. 48 will be effective for fiscal years beginning after December 15, 2006. The adoption of FIN No. 48 is not expected to have a material impact on the Company’s financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, expands disclosures about fair value measurements, and applies under other accounting pronouncements that require or permit fair value measurements. SFAS No. 157 does not require any new fair value measurements. However, the FASB anticipates that for some entities, the application of SFAS No. 157 will change current practice. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, which for the Company would be its fiscal year beginning January 1, 2008. The adoption of SFAS No. 157 is not expected to have a material impact on the Company’s financial statements.

PSYOP, INC. AND AFFILIATES

NOTES TO UNAUDITED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

1. Nature of operations and summary of significant accounting policies  – (continued)

In September 2006, the Staff of the SEC issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (“SAB 108”). SAB 108 requires registrants to use a combination of two approaches to evaluate the materiality of identified unadjusted errors, the “rollover” approach, which quantifies an error based on the amount of the error originating in the current year income statement, and the “iron curtain” approach, which quantifies an error based on the effects of correcting the misstatement existing in the balance sheet at the end of the current year. SAB 108 permits companies to adjust for the cumulative effect of immaterial errors relating to prior years in the carrying amount of assets and liabilities as of the beginning of the current fiscal year, with an offsetting adjustment to the opening balance of retained earnings in the year of adoption. We have adopted SAB 108 in fiscal 2007. Our adoption of SAB 108 did not impact our consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities”. This Statement permits entities to choose to measure many financial instruments at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. The adoption of SFAS No. 159 is not expected to have a material impact on the Company’s financial statements.

2. Costs, estimated earnings and billings on uncompleted contracts

At September 30, 2007 and December 31, 2006, costs, estimated earnings and billings on uncompleted contracts consisted of the following:

	Sept. 30, 2007	Dec. 31, 2006
Costs incurred to date on uncompleted contracts	$2,849,297	$2,927,911
Estimated earnings	1,881,283	2,769,165
	4,730,580	5,697,076
Billings to date	(4,614,415)	(6,013,270)
	$116,165	$(316,194)

Included in the accompanying balance sheets under the following captions:

	Sept. 30, 2007	Dec. 31, 2006
Costs and estimated earnings in excess of billings on uncompleted contracts	$1,018,835	$663,654
Billings on uncompleted contracts in excess of costs and estimated earnings	(902,670)	(979,848)
	$116,165	$(316,194)

3. Property and equipment

Property and equipment consists of the following:

	Sept. 30, 2007	Dec. 31, 2006
Audio visual equipment	$524,985	$524,985
Computer equipment	1,684,689	945,109
Computer software	334,380	269,776
Furniture and fixtures	129,343	84,695
Leasehold improvements	1,583,796	1,064,899
	4,257,193	2,889,464
Less: accumulated depreciation and amortization	(1,753,155)	(1,388,611)
	$2,504,038	$1,500,853

PSYOP, INC. AND AFFILIATES

NOTES TO UNAUDITED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

3. Property and equipment  – (continued)

Depreciation and amortization expense was $364,549 and $ 345,477 for the period ending September 30, 2007 and 2006, respectively.

4. Bank line of credit

The Company has a line of credit with a bank, which expires November 30, 2008 and provides for short-term borrowing up to $1,100,000. Borrowings bear interest at the prime rate (7.75% and 8.25% at September 30, 2007 and December 31, 2006, respectively) minus 1½%, payable monthly in arrears and are collateralized by all business assets and guaranteed by certain of the shareholders of the Company. At September 30, 2007 and December 31, 2006, outstanding borrowings on the line of credit were $203,525 and $0, respectively. In February 2007, the Company requested and received an increase in the available amount of borrowings under the line of credit to a maximum of $1,100,000. No other terms or conditions of the line of credit were modified.

5. Bank note payable

In November 2005, the Company issued a note payable (the “Note”) to a bank for the principal amount of $360,750. The Note bears interest at 5.64%, per annum, is payable in 36 monthly installments of $10,915, including interest and matures on December 31, 2008. The Note is collateralized by all of the assets of the Company and has been guaranteed by the Company’s stockholders. As of September 30, 2007 and December 31, 2006 there was outstanding under the Note $146,866 and $237,585, respectively.

Future minimum principal payments for the period ending September 30 are as follows:

2008	$125,886
2009	20,980
$146,866

6. Capital lease obligations

The Company leases certain equipment under agreements that are classified as capital leases. At September 30, 2007 and December 31, 2006, equipment of $1,198,547 and $1,015,594 and accumulated depreciation of $864,326 and $713,334 respectively, is recorded under various capital leases.

The total future minimum capital lease payments at September 30 are:

2008	$290,093
2009	231,653
2010	25,333
Total minimum lease payments	547,079
Less amount representing interest	157,944
389,135
Less current maturities	193,592
Long term capital lease obligations	$195,543

7. Income taxes

Income taxes as of September 30, 2007 and 2006 are computed using the prevailing federal state and local rates.

PSYOP, INC. AND AFFILIATES

NOTES TO UNAUDITED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

8. Retirement plan

The Company has a defined contribution retirement plan (the “Plan”) under the provisions of Section 401(k) of the Internal Revenue Code (“IRC”) that covers all eligible employees as defined in the Plan. Participants may elect to contribute up to 100% of pre-tax annual compensation, as defined by the Plan, up to a maximum prescribed by the IRC. The Company may make a discretionary matching contribution equal to the contributions elected by the participants. The Company, at its discretion, may make additional contributions subject to limitations.

9. Common stock

The Company has two classes of common stock: Common Stock and Class B Common Stock. Holders of capital stock are entitled to one vote for each share held. Holders of Class B Stock Common Stock have all the rights of holders of Common Stock except that holders of Common Stock receive a preference distribution of $2,415,042 in any liquidation, sale, winding up, or any other transaction where the assets of the Company are distributed or transferred to another party. The Class B Shares are convertible to Common Shares in 2014 if the shareholder remains employed by the Company on a full time basis until that date.

10. Commitments

Facilities

The Company leases production and corporate headquarters facilities pursuant to various non-cancellable operating leases expiring through May 2012. The leases provide for the Company to pay various executory costs such as real estate taxes, insurance and repairs.

Future minimum annual rental payments required as follows:

2008	$467,000
2009	381,000
2010	396,000
2011	411,000
Thereafter	174,000
$1,829,000

Rent expense amounted to $372,780 and $312,515 for the nine months ended September 30, 2007 and 2006, respectively.

Other

The Company has an agreement with an individual that provides business referrals to the Company for commissions. The agreement can be terminated by either party upon 60 days written notification; accordingly, the Company is obligated to pay such commissions on certain North American contracts that are entered into, via the individual’s business reference efforts. The company has a similar relationship with a company in the UK for referrals from the European market. Commission expense amounted to $686,427 and $956,649 for the period ending September 30, 2007 and 2006, respectively.

11. Concentrations

Seven advertising agencies accounted for 82.9% and 70.0% of gross revenues for the period ending September 30, 2007 and December 31, 2006, respectively. The loss of any one of these advertising agencies would not have a material effect on the operations of the Company. Total accounts receivable outstanding from these advertising agencies at September 30, 2007 and December 31, 2006 were approximately $580,000 and $672,000, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Psyop, Inc.

We have audited the accompanying consolidated and combined balance sheets of Psyop, Inc. and Affiliates (collectively, the “Company”) as of December 31, 2006 and 2005, and the related consolidated and combined statements of operations, changes in stockholders’ equity, and cash flows for each of the years in the two-year period ended December 31, 2006. These consolidated and combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated and combined financial statements referred to above present fairly, in all material respects, the financial position of Psyop, Inc. and Affiliates as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the years in the two-year period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rothstein, Kass & Company, P.C.

Roseland, New Jersey
November 1, 2007

PSYOP, INC. AND AFFILIATES

CONSOLIDATED AND COMBINED BALANCE SHEETS

	December 31,
	2006	2005
ASSETS
Current assets
Cash and cash equivalents	$229,692	$358,347
Accounts receivable	1,511,204	1,118,916
Costs and estimated earnings in excess of billings on uncompleted contracts	663,654	199,563
Prepaid income taxes		54,235
Deferred tax asset	112,000
Prepaid expenses and other current assets	63,331
Total current assets	2,579,881	1,731,061
Property and equipment, net	1,500,853	1,073,919
Other assets	9,500	9,500
Total assets	$4,090,234	$2,814,480
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Bank line of credit	$—	$602,275
Bank note payable, current portion	117,048	113,945
Capital lease obligations, current portion	281,780	270,295
Accounts payable and other current liabilities	1,974,438	635,044
Billings on uncompleted contracts in excess of costs and estimated earnings	979,848	116,537
	3,353,114	1,738,096
Long-term liabilities
Bank note payable, less current portion	120,537	237,585
Capital lease obligations, less current portion	219,126	63,279
Deferred income taxes	26,000	107,000
Total long-term liabilities	365,663	407,864
Commitments and contingencies
Stockholders' equity
Common stock, $1.00 par value, authorized 24,000 shares; issued and outstanding 12,600 shares in 2006 and 2005, respectively	12,600	12,600
Class B common stock, $1.00 par value, authorized 3,000 shares; issued and outstanding 1,450 shares in 2006 and 2005, respectively	1,450	1,450
Capital in excess of par value	257,950	257,950
Loan receivable, stockholder	(13,380)	(24,102)
Retained earnings	112,837	420,622
Total stockholders' equity	371,457	668,520
Total liabilities and stockholders' equity	$4,090,234	$2,814,480

See accompanying notes to consolidated and combined financial statements.

PSYOP, INC. AND AFFILIATES

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2006	2005
Net sales	$15,828,334	$10,738,824
Cost of sales	12,368,208	8,107,719
Gross profit	3,460,126	2,631,105
Selling, general and administrative expenses	3,781,428	2,622,434
Operating income (loss)	(321,302)	8,671
Other income (expense)
Interest income	4,116	1,879
Interest expense	(80,700)	(98,470)
Other	12,319	7,700
	(64,265)	(88,891)
Loss before income taxes	(385,567)	(80,220)
Income tax benefit	77,782	33,148
Net loss	$(307,785)	$(47,072)
Basic and diluted net loss per common share
Basic and diluted	$(21.91)	$(3.59)
Weighted average common shares outstanding
Basic and diluted	14,050	13,124

See accompanying notes to consolidated and combined financial statements.

PSYOP, INC. AND AFFILIATES

CONSOLIDATED AND COMBINED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

Years Ended December 31, 2006 and 2005

	Common Stock		Common Stock — Class B		Capital in Excess of Par Value	Loan Receivable, Stockholder	Retained Earnings	Total Stockholders' Equity
	Shares	Amount	Shares	Amount
Balances, January 1, 2005	12,600	$12,600	—	$—	$259,400	$(26,051)	$467,694	$713,643
Issuance of Class B common stock			1,450	1,450	(1,450)
Payments made on loan receivable, stockholder						1,949		1,949
Net loss							(47,072)	(47,072)
Balances, December 31, 2005	12,600	12,600	1,450	1,450	257,950	(24,102)	420,622	668,520
Payments made on loan receivable, stockholder						10,722		10,722
Net loss							(307,785)	(307,785)
Balances, December 31, 2006	12,600	$12,600	$1,450	$1,450	$257,950	$(13,380)	$112,837	$371,457

See accompanying notes to consolidated and combined financial statements.

PSYOP, INC. AND AFFILIATES

CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS

	December 31,
	2006	2005
Cash flows from operating activities
Net loss	$(307,785)	$(47,072)
Adjustments to reconcile net loss to net cash
provided by (used in) operating activities:
Deferred income tax benefit	(193,000)	(345,000)
Depreciation and amortization	460,636	339,238
Increase (decrease) in cash attributable to changes in operating assets and liabilities:
Accounts receivable	(392,288)	(990,985)
Costs and estimated earnings over billings on uncompleted contracts	(464,091)	630,093
Prepaid income taxes	54,235	(54,235)
Prepaid expenses and other current assets	(63,331)
Accounts payable and other current liabilities	1,339,394	125,422
Billings on uncompleted contracts in excess of costs and estimated earnings	863,311	96,248
Net cash provided by (used in) operating activities	1,297,081	(246,291)
Net cash used in investing activities
Acquisition of property and equipment	(398,208)	(355,326)
Proceeds from repayment on loan receivable, stockholder	10,722	1,949
Net cash used in investing activities	(387,486)	(353,377)
Cash flows from financing activities
Proceeds from (payments for) bank line of credit	(602,275)	602,275
Proceeds from bank note payable		360,750
Principal payments on bank note payable	(113,945)	(9,220)
Principal payments on capital leases	(322,030)	(288,055)
Net cash provided by (used in) investing activities	(1,038,250)	665,750
Net increase (decrease) in cash and cash equivalents	(128,655)	66,082
Cash and cash equivalents, beginning of year	358,347	292,265
Cash and cash equivalents, end of year	$229,692	$358,347
Supplemental disclosures of cash flow information, cash paid during the years for:
Income taxes	$18,317	$327,313
Interest	$95,465	$98,470
Supplemental schedule of noncash investing and financing activities, property and equipment acquired under capital lease obligations	$489,362	$—

See accompanying notes to consolidated and combined financial statements.

PSYOP, INC. AND AFFILIATES

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

1. Nature of operations and summary of significant accounting policies

Nature of Operations

Psyop, Inc. (“Psyop”) and Psyop UK, LLC (“Psyop UK”), a United Kingdom limited liability company that is a wholly-owned subsidiary of Psyop, are designers and producers of video content for national and international advertising and other interests. Psyop and Psyop UK conducts business principally with advertising agencies, who engage them to provide design and production services for their respective clients. Psyop Services, LLC (“Psyop Services”), which generated a loss of approximately $179,000 in 2006, an affiliate of Psyop under common ownership, provides representation of design-led commercial and content creators. Psyop Services negotiates and signs contracts of behalf of client companies that are outsourced the work in return for a percentage commission of the project cost for lead generation, branding, mentoring and project management.

Principles of consolidation and combination

The accompanying consolidated and combined financial statements include the accounts of Psyop, Psyop Services, and Psyop UK (collectively, “Psyop, Inc. and Affiliates” or the “Company). Psyop Services and Psyop UK were formed during 2005, but did not commence operations until 2006. All material intercompany accounts and transactions have been eliminated in the consolidated and combined financial statements. Although the financial statements have been combined, they do not represent those of a single legal entity.

Revenue Recognition

Psyop recognizes revenues using the percentage-of-completion method of accounting in accordance with Statement of Position 81-1 “Accounting for Performance of Construction-Type and Certain Production-Type Contracts” and in conjunction with Staff Accounting Position No. 104, “Revision of Topic 13: Revenue Recognition in Financial Statements,” which provides for the recognition of revenue when (1) persuasive evidence of a final agreement exists, (2) delivery has occurred or services have been rendered, (3) the selling price is fixed or determinable, and (4) collectibility is reasonably assured. Accordingly, earnings are recognized on a contract-by-contract basis in the ratio that actual costs incurred bear to total estimated costs, as determined by management. Adjustments to cost estimates are made periodically, based upon the specific circumstances affecting each contract in progress. Losses expected to be incurred on contracts in progress are charged to operations in the period such losses are determined.

The aggregate of costs incurred and earnings recognized on uncompleted contracts in excess of related billings is shown as a current asset, and the aggregate of billings on uncompleted contracts in excess of related costs incurred and earnings recognized is shown as a current liability.

Psyop Services recognizes revenues as services are provided.

Cost Recognition

Contract costs include all labor, subcontractors and those indirect costs related to contract performance such as indirect labor, supplies, and tool costs. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revenues or costs are determined.

PSYOP, INC. AND AFFILIATES

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

1. Nature of operations and summary of significant accounting policies  – (continued)

Fair Value of Financial Instruments

The fair value of the Company's assets and liabilities, which qualify as financial instruments under Statement of Financial Accounting Standards (“SFAS”) No. 107, “Disclosures About Fair Value of Financial Instruments,” approximate the carrying amounts presented in the consolidated balance sheets.

Cash and Cash Equivalents

The Company considers all investment instruments with maturities of three months or less to be cash equivalents. At December 31, 2005 cash equivalents consisted of a money market account aggregating approximately $12,500. As of December 31, 2006 and at various times during the year, balances of cash at financial institutions exceeded the federally insured limit. The Company has not experienced any losses in such accounts and believes it is not subject to any significant credit risk on cash and cash equivalents.

Accounts Receivable

The Company carries its accounts receivable at cost less an allowance for doubtful accounts. On a periodic basis, management evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on a history of past write-offs and collections and current credit conditions. Accounts are written off once management has determined the balances will not be collected. An allowance for doubtful accounts was deemed unnecessary at December 31, 2006 and 2005.

Property and Equipment

Property and equipment are recorded at cost less accumulated depreciation and amortization. Costs of additions and substantial improvements to property and equipment are also capitalized. Maintenance and repairs are charged to operations as incurred. Asset and related accumulated depreciation amounts are relieved from the accounts for retirements or dispositions.

Depreciation on property and equipment is computed using the straight-line method over the estimated useful lives of the assets ranging from three to five years, while leasehold improvements are amortized, using the straight line method, over the shorter of either their economic useful lives or the term of the leases.

Impairment of Long-Lived Assets

The Company adheres to SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” and periodically assesses the recoverability of the carrying amounts of long-lived assets. A loss is recognized when expected undiscounted future cash flows are less than the carrying amount of the asset. The impairment loss is the difference by which the carrying amount of the asset exceeds its fair value.

Income Taxes

Psyop, the parent company, is a United States corporation and files corporate income tax returns in the United States. Psyop Services is a United States limited liability company and is subject to the New York City Unincorporated Business Tax (“UBT”). Psyop UK is incorporated in England and Wales and, as such, files its own corporate income tax returns in the United Kingdom. The Company complies with SFAS No. 109 “Accounting for Income Taxes,” which requires an asset and liability approach to financial reporting of income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on exacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce the deferred income tax assets to the amount expected to be realized.

PSYOP, INC. AND AFFILIATES

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

1. Nature of operations and summary of significant accounting policies  – (continued)

Earnings Per Share

The Company complies with SFAS No. 128, “Earnings Per Share.” SFAS No. 128 requires dual presentation of basic and diluted income per common share for all periods presented. Basic income per common share excludes dilution and is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted income per common share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then share in the income of the Company.

Use of Estimates

The preparation of consolidated and combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated and combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Foreign Currency Translation

The Company complies with SFAS No. 52, “Foreign Currency Translation”, which states that for foreign subsidiaries whose functional currency is the local foreign currency, assets and liabilities are translated using the published exchange rate in effect at the balance sheet date. Results of operations are translated using an approximated weighted average exchange rate for the year. Resulting translation adjustments are recorded as a component of accumulated other comprehensive income (loss). Due to the immateriality of the translation adjustment, foreign currency translations have been recorded to operations for the year ended December 31, 2006.

Comprehensive Income (Loss)

The Company complies with SFAS No. 130, “Reporting Comprehensive Income.” SFAS No. 130 establishes rules for the reporting and display of comprehensive income (loss) and its components. SFAS No. 130 requires the Company's change in the foreign currency translation adjustments to be included in other comprehensive income (loss). Due to the immateriality of the translation adjustment, foreign currency translations have been recorded to operations for the year ended December 31, 2006.

Recently Issued Accounting Pronouncements

In June 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (“FIN No. 48”). FIN No. 48 clarifies what criteria must be met prior to recognition of the financial statement benefit of a position taken in a tax return. FIN No. 48 will require companies to include additional qualitative and quantitative disclosures within their financial statements. The disclosures will include potential tax benefits from positions taken for tax return purposes that have not been recognized for financial reporting purposes and a tabular presentation of significant changes during each period. The disclosures will also include a discussion of the nature of uncertainties, factors which could cause a change, and an estimated range of reasonably possible changes in tax uncertainties.

FIN No. 48 will also require a company to recognize a financial statement benefit for a position taken for tax return purposes when it will be more-likely-than-not that the position will be sustained. FIN No. 48 will be effective for fiscal years beginning after December 15, 2006. The adoption of FIN No. 48 is not expected to have a material impact on the Company’s financial statements.

PSYOP, INC. AND AFFILIATES

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

1. Nature of operations and summary of significant accounting policies  – (continued)

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, expands disclosures about fair value measurements, and applies under other accounting pronouncements that require or permit fair value measurements. SFAS No. 157 does not require any new fair value measurements. However, the FASB anticipates that for some entities, the application of SFAS No. 157 will change current practice. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, which for the Company would be its fiscal year beginning January 1, 2008. The Company is currently evaluating the impact of SFAS No. 157 on its financial condition and results of operations.

In September 2006, the Staff of the SEC issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (“SAB 108”). SAB 108 requires registrants to use a combination of two approaches to evaluate the materiality of identified unadjusted errors, the “rollover” approach, which quantifies an error based on the amount of the error originating in the current year income statement, and the “iron curtain” approach, which quantifies an error based on the effects of correcting the misstatement existing in the balance sheet at the end of the current year. SAB 108 permits companies to adjust for the cumulative effect of immaterial errors relating to prior years in the carrying amount of assets and liabilities as of the beginning of the current fiscal year, with an offsetting adjustment to the opening balance of retained earnings in the year of adoption. We have adopted SAB 108 in fiscal 2007. Our adoption of SAB 108 did not impact our consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities”. This Statement permits entities to choose to measure many financial instruments at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. The Company is currently assessing the impact of SFAS No. 159 on its financial condition and results of operations.

PSYOP, INC. AND AFFILIATES

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

2. Costs, estimated earnings and billings on uncompleted contracts

At December 31, 2006 and 2005, costs, estimated earnings and billings on uncompleted contracts consisted of the following:

	2006	2005
Costs incurred to date on uncompleted contracts	$2,927,911	$2,565,114
Estimated earnings	2,769,165	1,477,914
	5,697,076	4,043,028
Billings to date	(6,013,270)	(3,960,002)
	$(316,194)	$83,026

Included in the accompanying balance sheets under the following captions:

	2006	2005
Costs and estimated earnings in excess of billings on uncompleted contracts	$663,654	$199,563
Billings on uncompleted contracts in excess of costs and estimated earnings	(979,848)	(116,537)
	$(316,194)	$83,026

3. Property and equipment

Property and equipment consists of the following at December 31:

	2006	2005
Audio visual equipment	$524,985	$524,985
Computer equipment	945,109	373,972
Computer software	269,776	195,927
Furniture and fixtures	84,695	60,255
Leasehold improvements	1,064,899	846,755
	2,889,464	2,001,894
Less: accumulated depreciation and amortization	(1,388,611)	(927,975)
	$1,500,853	$1,073,919

Depreciation and amortization expense was $460,636 and $339,238 for the years ended December 31, 2006 and 2005, respectively.

4. Bank line of credit

The Company has a line of credit with a bank, which expires November 30, 2008 and provides for short-term borrowing up to $700,000. Borrowings bear interest at the prime rate (8.25% and 7.00% at December 31, 2006 and 2005, respectively) minus 1½%, payable monthly in arrears and are collateralized by all business assets and guaranteed by certain of the shareholders of the Company. At December 31, 2006 and 2005, outstanding borrowings on the line of credit were $0 and $602,275, respectively. In February 2007, the Company requested and received an increase in the available amount of borrowings under the line of credit to a maximum of $1,100,000. No other terms or conditions of the line of credit were modified.

PSYOP, INC. AND AFFILIATES

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

5. Bank note payable

In November 2005, the Company issued a note payable (the “Note”) to a bank for the principal amount of $360,750. The Note bears interest at 5.64%, per annum, is payable in 36 monthly installments of $10,915, including interest and matures on December 31, 2008. The Note is collateralized by all of the assets of the Company and has been guaranteed by the Company’s stockholders. As of December 31, 2006 and 2005 there was outstanding under the Note $237,585 and $351,530, respectively.

Future minimum principal payments for the years ending December 31 are as follows:

2007	$117,048
2008	120,537
$237,585

6. Capital lease obligations

The Company leases certain equipment under agreements that are classified as capital leases. At December 31, 2006 and 2005, equipment of $1,015,594 and $880,904 and accumulated depreciation of $713,334 and $435,284 respectively, is recorded under various capital leases.

The total future minimum capital lease payments at December 31, 2006 are:

2007	$310,846
2008	148,632
2009	88,350
Total minimum lease payments	547,828
Less amount representing interest	46,922
500,906
Less current maturities	281,780
Long term capital lease obligations	$219,126

7. Accounts payable and other current liabilities

Accounts payable and other current liabilities consist of the following at December 31:

	2006	2005
Accounts payable	$512,827	$14,060
Accrued salaries and related expenses	407,265	61,767
Accrued profit sharing contribution	262,809	324,023
Accrued commissions	538,120	50,773
Other accrued expenses	253,417	184,421
	$1,974,438	$635,044

8. Income taxes

The components of the Company’s deferred tax assets (liabilities) at December 31 are as follows:

	2006	2005
Depreciation	($26,000)	($108,000)
Percentage-of-completion adjustments	112,000	1,000
Net deferred tax asset (liability)	$86,000	($107,000)

PSYOP, INC. AND AFFILIATES

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

8. Income taxes  – (continued)

The components of income tax benefit for the years ended December 31 are as follows:

	2006	2005
Current
Federal	$46,921	$179,921
State	13,944	65,673
Local	54,353	66,258
	115,218	311,852
Deferred
Federal	(114,000)	(200,000)
State	(40,000)	(72,000)
Local	(39,000)	(73,000)
	(193,000)	(345,000)
	($77,782)	($33,148)

A reconciliation of the statutory federal income tax rate and the effective tax rate for the years ended December 31, 2006 and 2005 are as follows:

	2006	2005
	%	%
Federal statutory rate	34.0	34.0
State & local taxes, net of Federal benefit	11.8	11.9
Effect of Psyop Services taxed as an LLC	(25.1)
Effective tax rate	20.7	45.9

The effective tax rate during 2006 decreased considerably due to the formation and commencement of operations of Psyop Services. As Psyop Services is a limited liability company, it is not subject to federal or state income taxes. It is subject to the New York City UBT, which has a tax rate of about half of the New York City corporate tax rate. Accordingly any income or losses generated by Psyop Services are going to reduce the effective tax rate of the combined entities. For the year ended December 31, 2006, Psyop Services generated a taxable loss resulting in no New York City UBT, but such loss has been included in the pre-tax loss of the combined entities.

9. Retirement plan

The Company has a defined contribution retirement plan (the “Plan”) under the provisions of Section 401(k) of the Internal Revenue Code (“IRC”) that covers all eligible employees as defined in the Plan. Participants may elect to contribute up to 100% of pre-tax annual compensation, as defined by the Plan, up to a maximum prescribed by the IRC. The Company may make a discretionary matching contribution equal to the contributions elected by the participants. The Company, at its discretion, may make additional contributions subject to limitations. For the years ended December 31, 2006 and 2005, the Company contributed or accrued 401(k) Plan contributions of approximately $544,000 and $324,000, respectively.

10. Common stock

The Company has two classes of common stock: Common Stock and Class B Common Stock. Holders of capital stock are entitled to one vote for each share held. Holders of Class B Stock Common Stock have all the rights of holders of Common Stock except that holders of Common Stock receive a preference distribution of $2,415,042 in any liquidation, sale, winding up, or any other transaction where the assets of the Company are distributed or transferred to another party. The Class B Shares are convertible to Common Shares in 2014 if the shareholder remains employed by the Company on a full time basis until that date.

PSYOP, INC. AND AFFILIATES

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

11. Loan receivable, stockholder

Loan receivable, stockholder arose from the sale of 600 shares of the Company’s Class A common stock, at a price of $46.67 per share, to an officer of the Company during the year ended December 31, 2004. The shares were issued concurrent with a promissory note from the officer in the amount of $28,000, payable in five annual installments, with interest accruing at 5.00% per annum. The note is secured by a pledge of the shares purchased by the officer.

12. Commitments

Facilities

The Company leases production and corporate headquarters facilities pursuant to various non-cancellable operating leases expiring through May 2012. The leases provide for the Company to pay various executory costs such as real estate taxes, insurance and repairs.

Future minimum annual rental payments required as follows:

2007	$461,000
2008	467,000
2009	381,000
2010	396,000
2011	411,000
Thereafter	174,000
$2,290,000

Rent expense amounted to $372,780 and $312,515 for the years ended December 31, 2006 and 2005, respectively.

Other

The Company has an agreement with an individual that provides business referrals to the Company for commissions. The agreement can be terminated by either party upon 60 days written notification; accordingly, the Company is obligated to pay such commissions on certain North American contracts that are entered into, via the individual’s business reference efforts. Commission expense amounted to $1,223,766 and $541,622 for the years ended December 31, 2006 and 2005, respectively.

13. Concentrations

Seven advertising agencies accounted for 79% and 70% of gross revenues for the years ended December 31, 2006 and 2005, respectively. The loss of any one of these advertising agencies would not have a material effect on the operations of the Company. Total accounts receivable outstanding from these advertising agencies at December 31, 2006 and 2005 were approximately $672,000 and $672,000, respectively.

ANNEX A

AGREEMENT AND PLAN OF MERGER
AND INTERESTS PURCHASE AGREEMENT

among

FORTISSIMO ACQUISITION CORP.,

FAC ACQUISITION SUB CORP.,

PSYOP, INC.,

PSYOP SERVICES, LLC,

JUSTIN BOOTH-CLIBBORN, HEJUNG MARIE HYON, JUSTIN LANE,
KYLIE MATULICK, EBEN MEARS, ROBERT TODD MUELLER, SAMUEL SELINGER,
MARCO SPIER AND CHRISTOPHER STAVES,

and

JUSTIN BOOTH-CLIBBORN, AS STOCKHOLDERS’ REPRESENTATIVE

Dated as of January 15, 2008

A-i

A-ii

A-iii

EXHIBITS

Exhibit A	Contingent Consideration
Exhibit B	Forms of Employment Agreement
Exhibit C	Form of Escrow Agreement
Exhibit D	Form of Opinion of Counsel to the Company
Exhibit E	Form of Proprietary Rights, Non-Disclosure, Developments, Non-Competition and Non-Solicitation Agreement
Exhibit F	Form of Lock-Up and Trading Restriction Agreement
Exhibit G	Form of Restricted Stock Agreement
Exhibit H	Form of Opinion of Counsel to Parent

SCHEDULES

Schedule I	Stockholders of Psyop, Inc.
Schedule II	Members of Psyop Services, LLC
Schedule 6.06(i)	Allocation Schedule

A-iv

AGREEMENT AND PLAN OF MERGER
AND INTERESTS PURCHASE AGREEMENT

AGREEMENT AND PLAN OF MERGER AND INTERESTS PURCHASE AGREEMENT, dated as of January 15, 2008 (the “Agreement”), among FORTISSIMO ACQUISITION CORP., a Delaware corporation (“Parent”); FAC ACQUISITION SUB CORP., a New York corporation and a wholly-owned subsidiary of Parent (“Merger Sub”); PSYOP, INC., a New York corporation (the “Company”); PSYOP SERVICES, LLC, dba Blacklist (“Blacklist”); JUSTIN BOOTH-CLIBBORN, HEJUNG MARIE HYON, JUSTIN LANE, KYLIE MATULICK, EBEN MEARS, ROBERT TODD MUELLER, SAMUEL SELINGER, MARCO SPIER AND CHRISTOPHER STAVES (individually, a “Stockholder” and collectively, the “Stockholders”); and JUSTIN BOOTH-CLIBBORN (the “Stockholders’ Representative”) as agent and attorney-in-fact for each Stockholder.

RECITALS

WHEREAS, upon the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) and the Business Corporation Law of the State of New York (the “BCL”), the parties hereto intend to enter into a business combination transaction;

WHEREAS, Parent, Merger Sub and the Company intend to effect a merger (the “Subsidiary Merger”) of the Merger Sub with and into the Company in accordance with this Agreement and the BCL with the Company to be the surviving corporation of the Subsidiary Merger (the “Surviving Corporation”), which Subsidiary Merger will be followed, as soon as reasonably practicable, by a merger of the Surviving Corporation with and into Parent (the “Upstream Merger”). It is intended that the Subsidiary Merger and the Upstream Merger (collectively, the “Mergers”) be mutually interdependent, that the effectuation of the Subsidiary Merger be a condition precedent to the Upstream Merger and that the Upstream Merger shall, through the binding commitment evidenced by Section 6.18, be effected as soon as practicable following the Effective Time (as defined below) without further approval, authorization or direction from or by any of the parties hereto;

WHEREAS, the boards of directors of each of Parent, the Company and Merger Sub believe it is advisable, fair to and in the best interests of their respective corporations and their stockholders that the Company and Merger Sub effectuate the Subsidiary Merger and that the Surviving Corporation and Parent effectuate the Upstream Merger, and, in furtherance thereof, have approved the Subsidiary Merger, the Upstream Merger, this Agreement and the transactions contemplated hereby and the board of directors of the Company has determined to recommend that its stockholders adopt this Agreement;

WHEREAS, pursuant to the Subsidiary Merger, the Company Common Stock (as defined below) and the Company Class B Common Stock (as defined below) shall be converted into the right to receive cash and Parent Common Stock (as defined below) in the amounts, on the terms and subject to the conditions set forth herein;

WHEREAS, the members of Blacklist desire to sell, assign and transfer to Parent and Parent desires to purchase from the members of Blacklist (the “Interests Purchase”) all of the membership interests of Blacklist, as are set forth on Schedule II (the “Membership Interests”), in exchange for a cash payment in the amounts, on the terms and subject to the conditions set forth herein;

WHEREAS, Parent, Merger Sub, the Company, Blacklist and the Stockholders desire to make certain representations and warranties and other agreements in connection with the Mergers and the Interests Purchase;

WHEREAS, as a condition and inducement to Parent and Merger Sub entering into this Agreement, each Identified Employee (as defined below), concurrently with the execution and delivery of this Agreement, is entering into an employment agreement in the form of Exhibit B hereto (the “Employment Agreement”), dated as of the date of this Agreement, which shall be subject to the consummation of the Subsidiary Merger and shall become effective at the Effective Time (as defined below);

WHEREAS, for United States federal income tax purposes, it is intended that the Subsidiary Merger and the Upstream Merger, considered together as a single integrated transaction for United States federal income tax purposes, shall qualify as a reorganization within the meaning of Section 368(a)(1)(A) of the Code;

NOW, THEREFORE, in consideration of the premises, covenants and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

ARTICLE I.
DEFINITIONS

Section 1.01. Certain Defined Terms. Unless the context otherwise requires, the following terms, when used in this Agreement, shall have the respective meanings specified below (such meanings to be equally applicable to the singular and plural forms of the terms defined):

“Additional Consideration” has the meaning set forth in Section 2.14(b).

“Additional Cash Consideration Amount” means $3,333,333 if Parent calls the Warrants for redemption and means $2,666,666 if Parent does not call the Warrants for redemption.

“ Additional Stock Consideration Amount” means $6,666,667 if Parent calls the Warrants for redemption and means $5,333,334 if Parent does not call the Warrants for redemption.

“Affiliate” means, with respect to any Person, any other Person that controls, is controlled by or is under common control with the first Person.

“Agreement” has the meaning set forth in the preamble hereto.

“Allocation Schedule” has the meaning set forth in Section 6.06(i).

“Annual Contingent Consideration Period” means each of the three fiscal years ending December 31, 2008, December 31, 2009 and December 31, 2010.

“Assets” means all the properties, assets and contract rights (including, without limitation, cash, cash equivalents, accounts receivable, inventory, equipment, office furniture and furnishings, trade names, trademarks and patents, contracts, agreements, licenses and real estate) of the Company, whether tangible or intangible, real, personal or mixed.

“BCL” has the meaning set forth in the recitals.

“Benefit Plan” means any “employee benefit plan” as defined in ERISA Section 3(3), whether or not subject to ERISA, Section 102 Plans, and any other employee benefit plan, policy, arrangement or individual agreement, sponsored, maintained or contributed to by the Company or Blacklist on behalf of any employee, officer, director, stockholder or service provider of the Company or Blacklist (whether current, former or retired) or their beneficiaries or with respect to which the Company or Blacklist has or could reasonably be expected to have any obligation or liability.

“Blacklist” has the meaning set forth in the preamble hereto.

“Blacklist Assets” has the meaning set forth in the Section 6.06(i).

“Blacklist Interests Amount” means $3,800,000.

“Business Day” means a day other than a Saturday, Sunday or other day on which banks located in New York, New York are authorized or required by law to close.

“Cash Contingent Consideration” has the meaning set forth in Section 2.13(b).

“Cash Escrow Amount” means One Million Fourteen Thousand Eight Dollars ($1,014,008) to be deposited with the Escrow Agent to be held in escrow subject to the terms and conditions of the Escrow Agreement.

“Cash Merger Consideration” means $6,340,079.

“Cash Ratio” means one-third.

“Certificate of Merger” has the meaning set forth in Section 2.01.

“Certificates” has the meaning set forth in Section 2.06(b).

“Closing” has the meaning set forth in Section 2.02.

“Closing Date” has the meaning set forth in Section 2.02.

“Closing Price” shall be equal to the last quoted bid price of a share of Parent Common Stock on the OTC Bulletin Board on the trading date immediately preceding the Closing Date or the date of other issuances of Parent Common Stock pursuant to the terms of this Agreement.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Combined Financial Statements” has the meaning set forth in Section 3.07(a).

“Company” has the meaning set forth in the preamble hereto.

“Company Capital Stock” means the Company Common Stock and the Company Class B Common Stock, taken together.

“Company Class B Common Stock” has the meaning set forth in Section 3.03.

“Company Common Stock” has the meaning set forth in Section 3.03.

“Company Disclosure Schedule” means the disclosure schedule delivered by the Company to Parent prior to the execution of this Agreement and forming a part hereof.

“Company Intellectual Property” means all patents (including, without limitation, all U.S. and foreign patents, patent applications, patent disclosures, and any and all divisions, continuations, continuations-in-part, reissues, re-examinations and extensions thereof), design rights, trademarks, trade names and service marks (whether or not registered), trade dress, Internet domain names, copyrights (whether or not registered) and any renewal rights therefor, sui generis database rights, statistical models, technology, inventions, supplier lists, trade secrets, know-how, computer software programs or applications in both source and object code form, databases, technical documentation of such software programs, registrations and applications for any of the foregoing and all other tangible or intangible proprietary information or materials that were material to the Company’s business or are currently used in the Company’s business in any product, technology or process (i) currently being or formerly manufactured, published or marketed by the Company or (ii) previously or currently under development for possible future manufacturing, publication, marketing or other use by the Company.

“Company Licensed Intellectual Property” has the meaning set forth in Section 3.13(b).

“Company Material Adverse Effect” means any change in or effect on (i) the business of the Company that, individually or in the aggregate (taking into account all other such changes or effects), is, or is reasonably likely to be, materially adverse to the business, assets, liabilities, financial condition or results of operations of the Company, or (ii) the ability of the Company to perform its obligations under this Agreement and any other Transaction Document to which it is a party or to consummate the Mergers or the other transactions contemplated by this Agreement or any other Transaction Document to which it is a party.

“Company Permits” has the meaning set forth in Section 3.06.

“Company Software Programs” has the meaning set forth in Section 3.13(f).

“Company Subsidiary” has the meaning set forth in Section 3.01(a).

“Competing Transaction” means any of the following involving the Company or Blacklist (other than the transactions contemplated by this Agreement):

(i)	any merger, consolidation, share exchange, business combination or other similar transaction;
(ii)	any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 20% or more of the Assets of the Company and its Subsidiaries, taken as a whole, in a single transaction or series of transactions, or any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 20% or more of the Assets of Blacklist;
(iii)	any Person having acquired beneficial ownership or the right to acquire beneficial ownership of, or any “group” (as such term is defined under Section 13(d) of the Exchange Act) having been formed that beneficially owns or has the right to acquire beneficial ownership of, 20% or more of the outstanding voting securities of the Company or of Blacklist; or
(iv)	any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

“Confidentiality Agreement” means the Confidentiality and Non Disclosure Agreement dated June 11, 2007 between Parent and the Company.

“Consolidated Financial Statements” has the meaning set forth in Section 3.07(b).

“Contingent Consideration” has the meaning set forth in Section 2.13(b).

“Contracts” means, with respect to any Person, all agreements, undertakings, contracts, obligations, arrangements, promises, understandings and commitments (whether written or oral and whether express or implied) to which such Person is a party.

“Damages” has the meaning set forth in Section 9.03(a).

“Defaulting Party” has the meaning set forth in Section 10.01(b).

“DGCL” has the meaning set forth in the recitals.

“$” means United States Dollars.

“EBITDA Ratio” means one-half.

“Effective Time” has the meaning set forth in Section 2.01.

“Employment Agreements” means those Employment Agreements with the Identified Employees, executed as part of the transactions contemplated hereby.

“Environmental Law” means any Law and any enforceable judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to pollution or protection of the environment or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Material, as in effect as of the date hereof.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under or issued pursuant to any applicable Environmental Law.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Escrow Agent” means a reputable escrow agent to be appointed by Parent, subject to the approval of the Company, which approval shall not unreasonably be withheld.

“Escrow Agreement” means the Escrow Agreement substantially in the form attached hereto as Exhibit C to be entered into as of the Closing among Parent, the Stockholders’ Representative and the Escrow Agent.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

“Expenses” means, with respect to any party hereto, all out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its Affiliates) incurred by such party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of its obligations pursuant to this Agreement and the consummation of the transactions contemplated by this Agreement, and all other matters related to the transactions contemplated hereby.

“GAAP” means generally accepted accounting principles in the United States of America as in effect as of the date hereof.

“Governmental Actions/Filing” means any franchise, license, certificate of compliance, authorization, consent, order, permit, approval, consent or other action of, or any filing, registration or qualification with, any federal, state, municipal, foreign or other governmental, administrative or judicial body, agency or authority.

“Governmental Entity” means any United States Federal, state or local or any foreign governmental, regulatory or administrative authority, agency or commission or any court, tribunal or arbitral body.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Entity.

“Hazardous Material” means (i) any petroleum, petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials or polychlorinated biphenyls or (ii) any chemical, material or substance defined or regulated as toxic or hazardous or as a pollutant or contaminant or waste under any applicable Environmental Law.

“Identified Employees” has the meaning set forth in Section 8.02(h).

“indemnified party” has the meaning set forth in Section 9.04.

“indemnifying party” has the meaning set forth in Section 9.04.

“Intellectual Property” means (a) trade secrets, inventions, know-how and processes, (b) patents (including all reissues, divisions, continuations and extensions thereof) and patent applications, (c) trademarks, trademark registrations, trademark applications, service marks, service mark registrations and service mark applications, (d) copyright registrations and copyright applications, and (e) domain names.

“Interests Purchase” has the meaning set forth in the recitals.

“IRS” means the United States Internal Revenue Service.

“Knowledge” and words of similar import mean, with respect to the Company or Blacklist, the actual knowledge, after due inquiry, of Justin Booth-Clibborn, Eben Mears or Sandy Selinger; and, with respect to Parent, the actual knowledge, after due inquiry, of Eli Blatt, Yuval Cohen or Marc Lesnick.

“Law” means any Federal, state, foreign or local statute, law, ordinance, regulation, rule, code, order, judgment, decree, other requirement or rule of law of the United States or any other jurisdiction, and any other similar act or law.

“Legal Requirements” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity.

“Liability” means any and all claims, debts, liabilities, obligations and commitments of whatever nature, whether asserted or reasonably expected to be asserted, fixed, absolute or contingent, matured or unmatured, accrued or unaccrued, liquidated or unliquidated or due or to become due, and whenever or however arising (including those arising out of any Contract or tort, whether based on negligence, strict liability or otherwise) regardless of whether the same would be required by GAAP to be reflected as a liability in financial statements or disclosed in the notes thereto.

“License Agreement” has the meaning set forth in Section 3.13(b).

“Lien” means any charge, claim, community property interest, condition, easement, covenant, contract, commitment, warrant, demand, encumbrance, equitable interest, lien, mortgage, option, purchase right, pledge, security interest, right of first refusal, or other rights of third parties or restriction of any kind, including without limitation any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

“Lock-Up and Trading Restriction Agreement” has the meaning set forth in Section 8.02(m).

“Material Contract” and “Material Contracts” have the meaning set forth in Section 3.10.

“Maximum EBITDA Contingent Cash” means, with respect to each Annual Contingent Consideration Period, the product of (i) 1.25 and (ii) the Target Contingent Consideration for such Annual Contingent Consideration Period and (iii) the Cash Ratio and (iv) the EBITDA Ratio.

“Maximum EBITDA Contingent Stock” means, with respect to each Annual Contingent Consideration Period, the quotient of (A) the product of (i) 1.25 and (ii) the Target Contingent Consideration for such Annual Contingent Consideration Period and (iii) the Stock Ratio and (iv) the EBITDA Ratio, divided by (B) the Trailing Closing Average Price.

“Maximum Revenue Contingent Cash” means, with respect to each Annual Contingent Consideration Period, the product of (i) 1.25 and (ii) the Target Contingent Consideration for such Annual Contingent Consideration Period and (iii) the Cash Ratio and (iv) the Revenue Ratio.

“Maximum Revenue Contingent Stock” means, with respect to each Annual Contingent Consideration Period, the quotient of (A) the product of (i) 1.25 and (ii) the Target Contingent Consideration for such Annual Contingent Consideration Period and (iii) the Stock Ratio and (iv) the Revenue Ratio, divided by (B) the Trailing Closing Average Price.

“Membership Interests” has the meaning set forth in the recitals.

“Merger Consideration” has the meaning set forth in Section 2.04(a).

“Merger Consideration Allocation Certificate” has the meaning set forth in Section 2.04(f).

“Merger Form 8-K” has the meaning set forth in Section 6.09(a).

“Merger Sub” has the meaning set forth in the preamble hereto.

“Mergers ” has the meaning set forth in the recitals.

“NASD” has the meaning set forth in Section 5.25.

“Organizational Documents” has the meaning set forth in Section 3.02.

“OTC BB” has the meaning set forth in Section 5.25.

“Other Filings” has the meaning set forth in Section 6.08(a).

“Parent” has the meaning set forth in the preamble hereto.

“Parent Common Stock” means common stock, par value $0.0001 per share, of Parent.

“Parent Contracts” has the meaning set forth in Section 5.21(a).

“Parent Indemnified Group” has the meaning set forth in Section 9.02(a).

“Parent Material Adverse Effect” means any change in or effect on the business of Parent that, individually or in the aggregate (taking into account all other such changes or effects), is, or is reasonably likely to be, materially adverse to (i) the business, assets, liabilities, financial condition or results of operations of Parent, or (ii) the ability of Parent to perform its obligations under this Agreement and any other Transaction Document to which it is a party or to consummate the Mergers or the other transactions contemplated by this Agreement or any other Transaction Document to which it is a party.

“Parent SEC Reports” has the meaning set forth in Section 5.09(a).

“Parent Stockholder Approval” has the meaning set forth in Section 6.08(a).

“Parent Stockholders’ Meeting” has the meaning set forth in Section 3.23.

“Parent Subsidiaries” has the meaning set forth in Section 5.01.

“party to be indemnified” has the meaning set forth in Section 9.04.

“Per Share Merger Consideration” means the Merger Consideration divided by the number of shares of capital stock of the Company on a fully diluted basis immediately prior to the Effective Time.

“Person” means an individual, corporation, partnership, private company, limited partnership, limited liability company, limited liability partnership, syndicate, person (including, without limitation, a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, association, entity or government or political subdivision, agency or instrumentality of a government.

“Plan” means any “employee pension benefit plan” (as defined in Section 3(2) of ERISA) or any “employee welfare benefit plan” (as defined in Section 3(1) of ERISA) .

“Press Release” has the meaning set forth in Section 6.09(a).

“Privacy Laws” has the meaning set forth in Section 3.27.

“Proxy Statement” has the meaning set forth in Section 3.23.

“Record Date” has the meaning set forth in Section 2.11.

“Registrable Shares” has the meaning set forth in Section 6.12.

“Registration Statement” has the meaning set forth in Section 6.12.

“Related Costs” has the meaning set forth in Section 9.02(a).

“Representatives” has the meaning set forth in Section 6.03.

“Restricted Stock Agreements” mean the Restricted Stock Agreements entered into as of the Effective Date between the Parent and each Stockholder pursuant to which a portion of the shares received by each Stockholder as Stock Contingent Consideration are subject to forfeiture if the conditions established in the Restricted Stock Agreement are not satisfied.

“Revenue Ratio” means one-half.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

“Stockholder” and “Stockholders” have the meaning set forth in the preamble hereto.

“Stockholders’ Representative” has the meaning set forth in the preamble hereto and in Section 2.15(a).

“Stock Contingent Consideration” has the meaning set forth in Section 2.13(a).

“Stock Escrow Amount” means 333,794 shares of Parent Common Stock, which number of shares shall be deposited with the Escrow Agent to be held in escrow, subject to the terms and conditions of the Escrow Agreement.

“Stock Merger Consideration” 3,337,941 shares of Parent Common Stock.

“Stock Ratio” means two-thirds.

“Subsidiary” means, with respect to any Person, any corporation, private company, partnership, limited partnership, limited liability company, limited liability partnership, joint venture or other legal entity of which such Person (either alone or through or together with any other subsidiary of such Person) owns, directly or indirectly, a majority of the stock or other equity interests.

“Subsidiary Merger” has the meaning set forth in the recitals and in Section 2.01.

“Surviving Corporation” has the meaning set forth in Section 2.03.

“Target Contingent Consideration” means $4,000,000 with respect to each of the Annual Contingent Consideration Periods ending December 31, 2008 and December 31, 2009 and $3,000,000 for the Annual Contingent Consideration Period ending December 31, 2010.

“Tax” or “Taxes” means (i) any and all taxes, charges, fees, levies or other similar assessments or liabilities in the nature of a tax, including, without limitation, income, gross receipts, ad valorem, premium, value-added, net worth, capital stock, capital gains, documentary, recapture, alternative or add-on minimum, disability, estimated, registration, recording, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; (ii) any liability for the payment of any amounts of the type described in (i) as a result of being a member of an affiliated, combined, consolidated or unitary group for any taxable period; and (iii) any liability for the payment of amounts of the type described in (i) or (ii) as a result of being a transferee of, or a successor in interest to, any Person or as a result of an express or implied obligation to indemnify any Person.

“Tax Return” means any return, statement or form (including, without limitation, any estimated tax reports or return, withholding tax reports or return and information report or return) required to be filed with respect to any Taxes.

“Terminating Company Breach” has the meaning set forth in Section 10.01(d).

“Terminating Parent Breach” has the meaning set forth in Section 10.01(e).

“Trailing Closing Average Price” means the average of the closing prices for a share of Parent Common Stock on the OTC BB as reported by Bloomberg L.P., Reuters Group plc, The Thomson Corporation or a similar stock market reporting service as may be reasonably selected by the Parent, for the thirty trading days preceding the date that is two trading days prior to the Closing Date.

“Transaction Documents” means, collectively, this Agreement; the Escrow Agreement; the Employment Agreements; the Proprietary Rights, Non-Disclosure, Developments, Non-Competition and Non-Solicitation Agreements; and the Lock-Up and Trading Restriction Agreements.

“Trust Fund” has the meaning set forth in Section 5.06.

“Upstream Merger” has the meaning set forth in the recitals and in Section 2.18.

“Warrant Expiration Date” means October 10, 2010.

“Warrant Redemption Date” means the date by which all Warrants must be submitted to Parent for redemption upon a call by Parent to redeem the Warrants.

“Warrants” mean each warrant of Parent that entitles the holder to purchase one share of Parent Common Stock at a price of $5.00, and which becomes exercisable on the later of a completion of a business combination by Parent and October 11, 2007, and expires on October 10, 2010.

Section 1.02. Construction. For the purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires: (a) words using the singular or plural number also include the plural or singular number, respectively, and the use of any gender herein shall be deemed to include the other genders; (b) references herein to “Articles,” “Sections,” “subsections” and other subdivisions, and to Exhibits, Schedules and other attachments, without reference to a document are to the specified Articles, Sections, subsections and other subdivisions of, and Exhibits, Schedules and other attachments to, this Agreement; (c) a reference to a subsection or other subdivision without further reference to a Section is a reference to such subsection or subdivision as contained in the same Section in which the reference appears; (d) the words “herein”, “hereof”, “hereunder”, “hereby” and other words of similar import refer to this Agreement as a whole and not to any particular provision; (e) the words “include”, “includes” and “including” are deemed to be followed by the phrase “without limitation”; (f) all accounting terms used and not defined herein have the respective meanings given to them under GAAP; and (g) the term “made available” means either actually provided to the other party or posted to the “ftp” Internet site maintained by the Company in connection with the transactions contemplated hereby.

ARTICLE II.
THE MERGERS; CONVERSION OF SECURITIES

Section 2.01. The Merger; Effective Time of the Merger. Subject to the provisions of this Agreement, Merger Sub will be merged with and into the Company to effect the Subsidiary Merger. A certificate of merger as contemplated by Section 907 of the BCL (the “Certificate of Merger”) shall be duly prepared, executed, and acknowledged by the parties and thereafter the parties shall cause the Certificate of Merger to be filed with the Department of State of the State of New York as soon as practicable on or after the Closing Date (as defined below). The Subsidiary Merger shall become effective upon the acceptance for filing of the Certificate of Merger by the Department of State of the State of New York or at such time thereafter as is provided in the Certificate of Merger (the “Effective Time”). Solely for purposes of clarification, Company and the Stockholders’ Representative acknowledge and agree that Parent will have no obligation to make any payment pursuant to this Agreement until the Certificate of Merger has been certified in writing by the Department of State of the State of New York.

Section 2.02. Closing. The closing of the Subsidiary Merger (the “Closing”) shall take place as soon as practicable but no later than the third Business Day after satisfaction or waiver of the conditions set forth in Article VIII (the “Closing Date”), at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 399 Park Avenue, New York, NY 10022, unless another date or place is agreed to in writing by the parties hereto.

Section 2.03. Effect of the Merger; Certificate of Incorporation; Bylaws; Directors and Officers of Surviving Corporation. At the Effective Time, (i) the separate existence of Merger Sub shall cease and Merger Sub shall be merged with and into the Company and the Company shall continue as the surviving corporation and as a wholly owned subsidiary of Parent (subsequent to the Subsidiary Merger, the Company is sometimes referred to herein as the “Surviving Corporation”); (ii) the Certificate of Incorporation and the Bylaws of Merger Sub as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation and the Bylaws of the Surviving Corporation, until thereafter amended as provided by Law and such Certificate of Incorporation or Bylaws; (iii) the Persons listed in the Proxy Statement shall be the directors and officers of the Surviving Corporation in each case until their respective successors shall have been duly elected, designated or qualified or until their earlier death, resignation, or removal in accordance with the Surviving Corporation’s Certificate of Incorporation and Bylaws; and (iv) the Subsidiary Merger shall, from and after the Effective Time, have all the effects provided by Law, including Sections 906 and 907 of the BCL.

Section 2.04. Merger Consideration; Conversion of Company Common Stock and Company Class B Common Stock.

(a) Consideration. The aggregate consideration to be paid by Parent and Merger Sub in respect of the Subsidiary Merger and the Upstream Merger hereunder shall consist of (i) the Stock Merger Consideration, and (ii) the Cash Merger Consideration (collectively, the “Merger Consideration”), (iii) the Contingent Consideration, if any, as described in Section 2.13 and (iv) the Additional Consideration, if any, as described in Section 2.14. Each share of Company Common Stock and Company Class B Common Stock issued and outstanding immediately prior to the Effective Time (excluding treasury stock and those owned by any wholly-owned subsidiary of the Company) and all right in respect thereof shall automatically be canceled and retired and shall forthwith cease to exist, and each holder of a certificate which immediately prior to the Effective Time represented any such shares of Company Common Stock or Company Class B Common Stock shall cease to have any rights with respect thereto, except, in the case of Company Common Stock and Company Class B Common Stock, the right to receive a portion of the Merger Consideration as provided in Section 2.04(c) and Section 2.04(d) below, and the right to potentially receive the warrant exercise payment described in Section 2.14 below.

(b) Merger Sub Common Stock. At the Effective Time and on the terms and subject to the conditions of this Agreement, each share of Common Stock, par value $0.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall, by virtue of the Subsidiary Merger and without any action on the part of Parent, Merger Sub, or the Company, be converted into one (1) validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, with the same rights, powers and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation. Each stock certificate of Merger Sub evidencing ownership of any such shares shall remain outstanding and evidence ownership of shares of Surviving Corporation Common Stock.

(c) Company Common Stock. At the Effective Time and on the terms and subject to the conditions of this Agreement, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Subsidiary Merger and without any action on the part of Parent, Merger Sub, or the Company, be cancelled and shall be converted into the right to receive the portions of the Merger Consideration, the Contingent Consideration and the Additional Consideration as set forth in the Merger Consideration Allocation Certificate.

(d) Company Class B Common Stock. At the Effective Time and on the terms and subject to the conditions of this Agreement, each share of Company Class B Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Subsidiary Merger and without any action on the part of Parent, Merger Sub, or the Company, be converted into the right to receive the portions of the Merger Consideration, the Contingent Consideration and the Additional Consideration as set forth in the Merger Consideration Allocation Certificate.

(e) Treasury Stock. At the Effective Time, each share of Company Common Stock and Company Class B Common Stock held by the Company in its treasury shall be cancelled and extinguished without any conversion thereof.

(f) Company Capitalization Schedules. On the Closing Date, the Company shall deliver to Parent and Merger Sub separate schedules reflecting (i) a true and complete list of record holders of the issued and outstanding Company Common Stock, including the number of shares of Common Stock held by such record holders, and (ii) a true and complete list of record holders of the issued and outstanding Company Class B Common Stock, including the number of shares of each series of Company Class B Common Stock held by such record holders. Prior to Parent making payment of the Merger Consideration, the Company shall execute and deliver to Parent a certificate setting forth the good faith calculation of the Company of the Per Share Merger Consideration, the aggregate Per Share Merger Consideration, the percentage of the Contingent Consideration and the percentage of the Additional Consideration payable to each of the holders of Company Common Stock and Company Class B Common Stock (the “Merger Consideration Allocation Certificate”). The Merger Consideration Allocation Certificate shall be deemed to be a representation and warranty of the Company hereunder. In no event shall Parent be required to transfer the Merger Consideration unless and until the Merger Consideration Allocation Certificate has been executed and delivered by the Company and approved by Parent. Parent shall be entitled to rely entirely upon the Merger Consideration Allocation Certificate in connection with making payment of the Merger Consideration and no holder of Company Common Stock or Company Class B Common Stock shall be entitled to make any claim in respect of the allocation of the Merger Consideration made by Parent to or for the benefit of any holder of Company Common Stock or Company Class B Common Stock to the extent that the payment is made in a manner consistent with the Merger Consideration Allocation Certificate.

Section 2.05. Escrow. As the sole remedy for the indemnity obligations set forth in Article IX, at the Closing, Parent shall deposit in escrow, to be held from the Closing Date until the first anniversary of the

Closing Date, the Stock Escrow Amount and the Cash Escrow Amount, all in accordance with the terms and conditions of the Escrow Agreement in the form attached hereto as Exhibit C.

Section 2.06. Exchange Procedures.

(a) On the Closing Date, Parent shall deliver to the Stockholders’ Representative, in trust for the benefit of the Stockholders, the Stock Merger Consideration and the Cash Merger Consideration, minus (i) the Stock Escrow Amount and (ii) the Cash Escrow Amount, both of which shall be delivered to the Escrow Agent pursuant to Section 2.05 hereof.

(b) As soon as reasonably practicable after the Effective Time (but in no event later than 5 days following the Effective Time), the Surviving Corporation shall cause Parent to mail (i) to each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Company Common Stock or Company Class B Common Stock (the “Certificates”) (A) a letter of transmittal, in customary form, which shall specify that delivery shall be effective only upon delivery of the Certificates to the Stockholders’ Representative and that risk of loss and title to the Certificates shall remain with the Stockholder until such delivery, and (B) instructions for effecting the surrender of such Certificates in exchange for a portion of the Merger Consideration. Upon surrender of a Certificate and/or letter of transmittal (or other documentation in compliance with Section 2.06 hereof), as applicable, to Parent together, with respect to holders of Certificates, with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may reasonably be required by Parent, the stockholder delivering such documents shall be entitled to receive in exchange therefor (A) its respective portion of the Merger Consideration, less the portion of the Merger Consideration allocable to such stockholders that has been deposited in the Cash Escrow Amount and Stock Escrow Amount and (B) cash in lieu of fractional shares of Parent Common Stock pursuant to Section 2.08. No later than 5 Business Days prior to the Closing Date, Parent shall deliver the form of letter of transmittal to the Company and the Stockholders’ Representative and prior to the Closing shall make such changes to the form as either shall reasonably request. The final form of letter of transmittal shall be in a form reasonably acceptable to the Company and the Stockholders’ Representative. If requested by the Stockholders’ Representative, Parent shall promptly provide the Stockholders’ Representative with copies of the executed letters of transmittal.

Section 2.07. [intentionally omitted]

Section 2.08. Fractional Shares. No fractional shares of Parent Common Stock will be issued pursuant to this Agreement, but in lieu thereof each holder of Company Common Stock or Company Class B Common Stock who would otherwise be entitled to a fractional share of Parent Common Stock hereunder (after aggregating all fractional shares of Parent Common Stock to be received by such holder) shall receive from Parent a whole share of Parent Common Stock in lieu of the fractional shares to which he or she was otherwise entitled.

Section 2.09. Lost, Stolen or Destroyed Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such person of a bond in such reasonable amount and for such reasonable period of time as Parent may direct as indemnity against any claim that may be made against Parent or the Surviving Corporation with respect to such Certificate, Parent will deliver in exchange for such lost, stolen or destroyed Certificate the portion of the Merger Consideration and any other amounts payable under this Article II with respect to the Company Common Stock or Company Class B Common Stock formerly represented thereby.

Section 2.10. [intentionally omitted]

Section 2.11. Stock Transfer Books. The stock transfer books of the Company shall be closed two Business Days preceding the Closing Date (the “Record Date”) and there shall be no further registration of transfers of Company Common Stock or Company Class B Common Stock thereafter on the records of the Company. In the event of a transfer of ownership of Company Common Stock or Company Class B Common Stock prior to the Record Date which is not registered in the transfer records of the Company, the Merger Consideration and any other amounts payable under this Article II shall be payable to such transferee if the

Certificate representing such shares of Company Common Stock or Company Class B Common Stock is presented to Parent, accompanied by all documents required to evidence and effect such transfer in the sole and reasonable discretion of Parent.

Section 2.12. Certain Adjustments. If between the date of this Agreement and the Effective Time, the outstanding shares of Parent Common Stock, Company Common Stock or Company Class B Common Stock shall be changed into a different number of shares by reason of any reclassification, recapitalization, split-up, combination or exchange of shares, or any dividend payable in stock or other securities shall be declared thereon with a record date within such period, then, the allocation of the Merger Consideration among the Stockholders shall be adjusted accordingly to provide to Parent and to the Stockholders the same economic effect as contemplated by this Agreement prior to such reclassification, recapitalization, split-up, combination, exchange, dividend or increase.

Section 2.13. Contingent Consideration.

(a) In addition to the Merger Consideration, Parent shall pay to the Stockholders at Closing aggregate additional consideration in the number of shares of Parent Common Stock that is equal to the sum of (I) the Maximum Revenue Contingent Stock for each Annual Contingent Consideration Period and (II) the Maximum EBITDA Contingent Stock for each Annual Contingent Consideration Period (collectively, the “Stock Contingent Consideration”), which (i) shall be held in escrow and released by the Escrow Agent pursuant to the Escrow Agreement and (ii) shall vest or be forfeited pursuant to the terms set forth in Exhibit A of this Agreement and the Restricted Stock Agreements. Such Stock Contingent Consideration shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party, and shall be held and disbursed solely for the purposes and in accordance with the terms of the Escrow Agreement.

(b) In addition to the Merger Consideration and the Stock Contingent Consideration paid at the Closing, Parent shall pay to the Stockholders additional, aggregate contingent consideration in cash in an amount equal to (i) the amount of the Maximum Revenue Contingent Cash calculated in accordance with the terms set forth in Exhibit A of this Agreement, and (ii) the amount of Maximum EBIDTA Contingent Cash calculated in accordance with the terms set forth in Exhibit A of this Agreement (collectively, the “Cash Contingent Consideration” and, together with the Stock Contingent Consideration, the “ Contingent Consideration”).

Section 2.14. Additional Consideration.

(a) If, after the Closing Date, stockholders of Parent exercise at least a majority of the outstanding Warrants at or prior to the Warrant Expiration Date, then the holder of each share of Company Capital Stock outstanding immediately prior to the Effective Time (other than shares of Company Capital Stock owned beneficially by the Merger Sub and shares of Company Capital Stock held in the Company’s treasury) shall be entitled to receive (a) such number of additional shares of Parent Stock as is equal to the amount obtained by dividing (i)(A) the product of (I) the percentage of the outstanding Warrants so exercised and (II) the Additional Stock Consideration Amount, divided by (B) the number of outstanding shares of Company Capital Stock immediately prior to the Effective Time by (ii) the Closing Price of the Parent Common Stock on the Warrant Expiration Date or the Warrant Redemption Date, as applicable and (b) an amount of cash equal to (i) the product of (A) the percentage of the outstanding Warrants so exercised and (B) the Additional Cash Consideration Amount, divided by (ii) the number of outstanding shares of Company Capital Stock immediatel y prior to the Effective Time.

(b) The additional consideration referred to in Section 2.14(a) above (the “Additional Consideration” ), shall be paid, in the case of the cash portion of such Additional Consideration, as soon as practicable following the receipt by Parent of the funds from the exercise or redemption of such warrants, as applicable, and, in the case of the stock portion of such Additional Consideration, as soon as practicable following the earlier of the Warrant Redemption Date and the Warrant Expiration Date.

Section 2.15. Stockholders’ Representative.

(a) Justin Booth-Clibborn hereby is irrevocably constituted and appointed as the sole, exclusive, true and lawful agent, representative and attorney-in-fact of all Stockholders and each of them (the “Stockholders’ Representative”) with respect to any and all matters relating to, arising out of, or in connection with, the Transaction Documents (other than the Employment Agreements), including for purposes of taking any action or omitting to take action on behalf of Stockholders thereunder. All actions, notices, communications and determinations by or on behalf of Stockholders under such documents shall be given or made by the Stockholders’ Representative and all such actions, notices, communications and determinations by the Stockholders’ Representative shall conclusively be deemed to have been authorized by, and shall be binding upon, any of and all of the Stockholders.

(b) The Stockholders’ Representative will not be liable to any Stockholder for any act taken or omitted by it as permitted under this Agreement, except if such act is taken or omitted in bad faith or by willful misconduct. The Stockholders’ Representative will also be fully protected in relying upon any written notice, demand, certificate or document that it in good faith believes to be genuine (including facsimiles thereof). The Stockholders agree, severally but not jointly, to indemnify the Stockholders’ Representative for, and to hold the Stockholders’ Representative harmless against, any loss, liability or expense incurred without willful misconduct or bad faith on the part of the Stockholders’ Representative, arising out of or in connection with the Stockholders’ Representative’s carrying out its duties as representative for the Stockholders under this Agreement, including costs and expenses of successfully defending the Stockholders’ Representative against any claim of liability with respect thereto. The Stockholders’ Representative may consult with counsel of its own choice and will have full and complete authorization and protection for any action taken and suffered by it in good faith and in accordance with the opinion of such counsel.

(c) If the Stockholders’ Representative dies or becomes legally incapacitated, or if a majority of the Stockholders vote to remove the Stockholders’ Representative at any time for any reason, then those other Stockholders holding a majority of the Shares held by such other Stockholders as of the date hereof promptly shall designate in writing to Parent a single individual to replace the deceased, legally incapacitated or removed Stockholders’ Representative as the successor Stockholders’ Representative hereunder. If at any time there shall not be a Stockholders’ Representative or Stockholders so fail to designate a successor Stockholders’ Representative, then Parent may have a court of competent jurisdiction appoint a Stockholders’ Representative hereunder. If the Stockholders’ Representative becomes unable or unwilling, for any reason, to serve as representative for the Stockholders, such other Person or Persons as may be designated by Stockholders holding a majority of the voting interests of the Company , shall succeed the Stockholders’ Representative as the representative of the Stockholders in all matters under this Agreement and the transactions contemplated hereby.

(d) Without limiting the generality of the foregoing, the Stockholders’ Representative is designated as the sole and exclusive agent, representative and attorney-in-fact for Stockholders for all purposes related to this Agreement (including (i) service of process upon Stockholders, (ii) executing and delivering to Parent or any other Person on behalf of any of or all Stockholders any and all instruments, certificates, documents and agreements with respect to the transactions contemplated by the Transaction Documents (other than the Employment Agreements), and any other instrument, certificate, document or agreement referred to in Section 8.02, and (iii) receipt of all notices on behalf of Stockholders with respect to any matter, suit, claim, action or proceeding arising with respect to the sale of the Shares or any transaction contemplated by the Transaction Documents (other than the Employment Agreements), including the defense, settlement or compromise of any claim, action or proceeding pursuant to Article IX), and Stockholders may act, with respect to all matters under the Transaction Documents (other than the Employment Agreements), only through the Stockholders’ Representative. Parent shall be entitled to rely on the authority of the Stockholders’ Representative as the agent, representative and attorney-in-fact of Stockholders for all purposes under the Transaction Documents (other than the Employment Agreements) and shall have no liability for any such reliance. None of Stockholders may revoke the authority of the Stockholders’ Representative. Each Stockholder hereby ratifies and confirms, and hereby agrees to ratify and confirm, any action taken by the Stockholders’ Representative in the exercise of the power-of-attorney granted to the Stockholders’ Representative pursuant to this Section 2.15, which power-of-attorney, being coupled with an interest, is irrevocable and shall survive the death, incapacity or incompetence of such Stockholder. Any payment made to the Stockholders’ Representative pursuant to any of the Transaction Documents (other than the Employment Agreements) shall be deemed to have been made to Stockholders. Promptly after receiving any such payment, Stockholders’ Representative shall deliver to each Stockholder his, her or its pro rata portion of such payment. Without limiting the foregoing, Stockholders hereby covenant and agree to defend, indemnify and hold harmless the members of the Parent Indemnified Group from and against any Losses arising out of any claim that the Stockholders’ Representative failed to distribute to Stockholders (or properly allocate among them) any payments received by the Stockholders’ Representative under the Transaction Documents (other than the Employment Agreements).

Section 2.16. Rule 145. All shares of Parent Common Stock issued pursuant to this Agreement to “affiliates” of the Company will be subject to certain resale restrictions under Rule 145 promulgated under the Securities Act and all certificates representing such shares shall bear an appropriate restrictive legend.

Section 2.17. Purchase of Blacklist.

(a) At the Closing and subject to and upon the terms and conditions of this Agreement, each member of Blacklist shall sell, assign and transfer to Parent and Parent shall purchase and accept from each member of Blacklist all of the membership interests of Blacklist, free and clear of all Liens.

(b) In consideration of the Members’ sale, assignment, transfer and delivery of the Membership Interests to Parent, Parent shall pay to the Members, pro rata in accordance with each Member’s membership interest in Blacklist as set forth on Table B of Schedule II , total consideration equal to the Blacklist Interests Amount.

Section 2.18. Upstream Merger. As soon as reasonably practicable after the Effective Time, but in no event later than 10 calendar days following the Effective Time, the Surviving Corporation shall merge with and into Parent. From and after the effectiveness of the Upstream Merger, the separate corporate existence of the Surviving Corporation shall cease and Parent shall continue as the surviving entity in the Upstream Merger. At the effective time of the Upstream Merger, (i) the Certificate of Incorporation, as amended as contemplated by this Agreement, and Bylaws of Parent shall be the Certificate of Incorporation and Bylaws of Parent as the surviving entity of the Upstream Merger; (ii) the Persons listed in the Proxy Statement shall be the directors and officers of Parent, in each case until their respective successors shall have been duly elected, designated or qualified or until their earlier death, resignation or removal in accordance with Parent’s Certificate of Incorporation and Bylaws; and (iii) the Upstream Merger shall have all the effects provided by Law, including Section 259 of the DGCL.

Section 2.19. Resignation of Directors. The execution of this Agreement by each Stockholder (i) who is, immediately prior to the Closing Date, a director of the Company or any of its Subsidiaries and (ii) who will not stand for election as a director of Parent at the Parent Stockholders’ Meeting will evidence the resignation of such director of the Company from such position effective as of the Closing Date.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES AS TO
THE COMPANY AND BLACKLIST

Each of the Company, Blacklist and each of the Stockholders, as applicable, represents and warrants to Parent and Merger Sub, subject to the exceptions specifically disclosed in writing in the Company Disclosure Schedule, all such exceptions to be referenced to a specific representations set forth in this Article III, that:

Section 3.01. Organization and Qualification; Subsidiaries.

(a) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of New York and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Blacklist has been duly organized and is validly existing and in good standing under the laws of the State of New York and has the requisite limited liability company power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Psyop UK LLC (the “Company Subsidiary”) is a company duly organized and validly existing under the laws of England and Wales, and has all requisite power and authority to carry on its business as it is now being conducted.

(b) Each of the Company, Blacklist and the Company Subsidiary is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c) Except for the Company Subsidiary, neither the Company nor Blacklist owns an equity interest in any corporation, partnership or joint venture arrangement or other business entity. All of the issued and outstanding share capital of the Company Subsidiary is owned by the Company.

Section 3.02. Certificate of Incorporation and Bylaws. The Company has delivered to the Parent, true, complete and correct copies of the Company’s Certificate of Incorporation and bylaws, Blacklist’s Certificate of Formation and LLC Agreement, and the Company Subsidiary’s charter or memorandum and articles of association or other organizational documents and bylaws (the “Organizational Documents”), each as amended. Such Organizational Documents are in full force and effect. None of the Company, Blacklist nor the Company Subsidiary is in violation of any of the provisions of its Organizational Documents.

Section 3.03. Capitalization.

(a) The authorized capital stock of the Company consists of 24,000 shares of common stock, par value $1.00 per share (“Company Common Stock”), and 3,000 shares of Class B common stock, par value $1.00 per share (“Company Class B Common Stock”). There are 12,600 shares of Company Common Stock currently issued and outstanding, and 1,450 shares of Company Class B Common Stock currently issued and outstanding. All of the currently issued and outstanding shares of Company Common Stock and Company Class B Common Stock are duly authorized, validly issued, fully paid and nonassessable, and have been issued in full compliance with all securities laws. Except for the Company Common Stock and the Company Class B Common Stock, there are no shares of capital stock or other equity securities of the Company outstanding. There are no options, warrants or other rights, agreements, arrangements or commitments of any character to which the Company is a party or by which the Company is bound relating to the issued or unissued capital stock of the Company or obligating the Company to issue or sell any shares of capital stock of, or other equity interests in, the Company. There are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of Company Common Stock. There are no material outstanding contractual obligations of the Company to provide funds to, or make any material investment (in the form of a loan, capital contribution or otherwise) in, any other Person.

(b) The ownership of Blacklist is as set forth in Table A of Schedule II to this Agreement.

Section 3.04. Authority Relative to this Agreement. Each of the Company and Blacklist has all necessary corporate power and authority to execute and deliver this Agreement, the other Transaction Documents, and all other instruments, certificates and agreements delivered or required to be delivered pursuant to this Agreement to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Company and Blacklist of this Agreement and the other Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of the Company or Blacklist are necessary to authorize this Agreement or such Transaction Documents or to consummate the transactions contemplated hereby and thereby. This Agreement and the other Transaction Documents to which it is a party have been duly and validly executed and delivered by each of the Company and Blacklist. This Agreement and the other Transaction Documents to which it is a party constitute the legal, valid and binding obligations of each of the Company and Blacklist, enforceable against each of them in accordance with their terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other Laws affecting the enforcement of creditors’ rights generally or by general equitable principles.

Section 3.05. No Conflicts; Required Filings and Consents.

(a) The execution and delivery of this Agreement and the other Transaction Documents to which it is a party by the Company and Blacklist do not, and the performance by the Company and Blacklist of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby will not, (i) conflict with or violate any provision of the Organizational Documents of the Company, Blacklist or the Company Subsidiary, (ii) conflict with or violate any Law applicable to the Company, Blacklist or the Company Subsidiary or by which any property or asset of the Company, Blacklist or the Company Subsidiary is bound or affected or (iii) result in any breach of or constitute a default (or an event which with the giving of notice or lapse of time or both could reasonably be expected to become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any material property or asset of the Company, Blacklist or the Company Subsidiary pursuant to, any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation in each case, with respect to clauses (ii) and (iii) of this Section 3.05(a), which will result in a Company Material Adverse Effect.

(b) No filing or registration with, or notification to, and no permit, authorization, consent or approval of, any Government Entity is necessary for the execution and delivery of this Agreement by the Company or Blacklist, or the consummation by the Company or Blacklist of the transactions contemplated by this Agreement except (i) such filings and consents as may be required under any Environmental Law pertaining to any notification, disclosure or required approval triggered by the transactions contemplated by this Agreement, (ii) such filings, registrations, notifications, permits, authorizations, consents or approvals that result from the specific legal or regulatory status of Parent or as a result of any other facts that specifically relate to the business or activities in which Parent is engaged other than the business of the Company or Blacklist, and (iii) such other filings, registrations, notices, permits, authorizations, consents and approvals that if not obtained, made or given would not, individually or in the aggregate, have a Company Material Adverse Effect or impair the Company’s or Blacklist’s ability to consummate the transactions contemplated hereby.

(c) Except as set forth in Section 3.05(c) of the Company Disclosure Schedule and except for those consents where the failure to obtain such consents would not constitute or be reasonably likely to result in a Company Material Adverse Effect, no consent of any third party is required by reason of the transactions contemplated by this Agreement.

(d) To the Company’s Knowledge, there is no agreement, commitment, judgment, injunction, order or decree binding upon the Company, Blacklist or their respective assets or to which the Company or Blacklist is a party which has the effect of prohibiting or materially impairing any acquisition of property by the Company or Blacklist or the conduct of business by Company or Blacklist as currently conducted other than such effects, individually or in the aggregate, which have not had and could not reasonably be expected to have a Company Material Adverse Effect.

Section 3.06. Permits; Compliance with Laws. Each of the Company, Blacklist and the Company Subsidiary is in possession of all material franchises, grants, authorizations, licenses, establishment registrations, product listings, permits, easements, variances, exceptions, consents, certificates, identification and registration numbers, approvals and orders of any Governmental Entity necessary for the Company, Blacklist and the Company Subsidiary to own, lease and operate its properties or to offer or perform its services or to develop, produce, store, distribute and market its products or otherwise to carry on its business as it is now being conducted (collectively, the “Company Permits”), and, as of the date of this Agreement, none of the Company Permits has been suspended or cancelled nor is any such suspension or cancellation pending or, to the Company’s Knowledge, threatened. None of the Company, Blacklist or the Company Subsidiary is in conflict with, or in default or violation of, (i) any Law applicable to the Company, Blacklist or the Company Subsidiary or by which any property or asset of the Company, Blacklist or the Company Subsidiary is bound or affected or (ii) any Company Permits except such defaults and violations that, individually and in the aggregate, do not constitute a Company Material Adverse Effect. As of the date of this Agreement, there are no actions, proceedings or investigations pending or, to the Company’s Knowledge, threatened against the Company, Blacklist or the Company Subsidiary that could reasonably be expected to result in the suspension or cancellation of any other Company Permit. Since January 1, 2006, none of the Company, Blacklist or the Company Subsidiary has received from any Governmental Entity any written notification with respect to possible conflicts, defaults or violations of Laws. The transactions contemplated hereby will not result in the suspension or cancellation of any Company Permit.

Section 3.07. Financial Statements.

(a) The Company has delivered to the Parent copies of (i) the audited combined balance sheet of each of the Company and Blacklist at December 31, 2006, together with the related statement of operations, stockholders’ equity and cash flows for the year ended December 31, 2006 and the notes thereto and (ii) the unaudited combined interim balance sheet of each of the Company and Blacklist at September 30, 2007, together with the related statement of operations, stockholders’ equity and cash flows for the nine months ended September 30, 2007 and the notes thereto along with a review report, reasonably satisfactory in form and substance to Parent, from the Company’s independent public accountants pursuant to Statement of Accounting Standards No. 100 (collectively, the “Combined Financial Statements”). The Combined Financial Statements: (i) were prepared in accordance with GAAP (except, with respect to the unaudited balance sheet and income statement, for the absence of notes thereto and for year-end adjustments) applied on a consistent basis throughout the periods covered thereby; (ii) present fairly the financial position, results of operations and cash flows of the Company and Blacklist as of such dates and for the periods then ended; and (iii) are correct and complete in all material respects, and can be reconciled with the books of account and records of the Company and Blacklist. Each of the Company and Blacklist maintains and will continue to maintain an adequate system of internal controls established and administered in accordance with GAAP.

(b) The Company has delivered to the Parent copies of (i) the audited consolidated balance sheet of each of the Company and the Company Subsidiary at December 31, 2006, together with the related statement of operations, stockholders’ equity and cash flows for the year ended December 31, 2006 and the notes thereto and (ii) the unaudited consolidated interim balance sheet of each of the Company and the Company Subsidiary at September 30, 2007, together with the related statement of operations, stockholders’ equity and cash flows for the nine months ended September 30, 2007 and the notes thereto along with a review report, reasonably satisfactory in form and substance to Parent, from the Company’s independent public accountants pursuant to Statement of Accounting Standards No. 100 (collectively, the “Consolidated Financial Statements”). The Consolidated Financial Statements: (i) were prepared in accordance with GAAP (except, with respect to the unaudited balance sheet and income statement, for the absence of notes thereto and for year-end adjustments) applied on a consistent basis throughout the periods covered thereby; (ii) present fairly the financial position, results of operations and cash flows of the Company and the Company Subsidiary as of such dates and for the periods then ended; and (iii) are correct and complete in all material respects, and can be reconciled with the books of account and records of the Company and the Company Subsidiary. Each of the Company and the Company Subsidiary maintains and will continue to maintain an adequate system of internal controls established and administered in accordance with GAAP.

Except as and to the extent set forth or reserved against on the audited balance sheet of the Company at December 31, 2006, none of the Company, Blacklist or the Company Subsidiary has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on a balance sheet or in notes thereto prepared in accordance with GAAP, except for immaterial liabilities or obligations incurred in the ordinary course of business consistent with past practice since December 31, 2006.

Section 3.08. Absence of Certain Changes or Events. Except as set forth in Section 3.08 of the Company Disclosure Schedule, since December 31, 2006, each of the Company, Blacklist and the Company Subsidiary has conducted its business only in the ordinary course consistent with past practice and, since such date, there has not been (i) any Company Material Adverse Effect, (ii) any event that could reasonably be expected to prevent or materially delay the performance of the Company’s or Blacklist’s obligations pursuant to this Agreement and the consummation of the transactions contemplated hereby by the Company and by Blacklist, (iii) any change by the Company, Blacklist or the Company Subsidiary in its accounting methods, principles or practices, (iv) any declaration, setting aside or payment of any dividend or distribution in respect of the shares of Company Common Stock or Company Class B Common Stock or any redemption, purchase or other acquisition of any of the Company’s securities, (v) with respect to any employee, officer or consultant who earned or was paid by the Company, Blacklist or the Company Subsidiary in excess of $120,000 during the year ended December 31, 2006, any increase in the compensation or benefits or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards or restricted stock awards), stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable to any employees, officers, consultants or directors of the Company, Blacklist or the Company Subsidiary, (vi) any issuance or sale of any stock, notes, bonds or other securities, or entering into any agreement with respect thereto, (vii) any amendment to the Company’s, Blacklist’s or the Company Subsidiary’s Organizational Documents, (viii) other than in the ordinary course of business consistent with past practice, any (x) purchase, sale, assignment or transfer of any material assets, (y) mortgage, pledge or existence of any lien, encumbrance or charge on any material assets or properties, tangible or intangible, except for liens for Taxes not yet delinquent and such other liens, encumbrances or charges which do not, individually or in the aggregate, have a Company Material Adverse Effect, or (z) waiver of any rights of material value or cancellation or any material debts or claims, (ix) any incurrence of any damage, destruction or similar loss, whether or not covered by insurance, materially affecting the business or properties of the Company, Blacklist or the Company Subsidiary, (x) any entering into any transaction of a material nature other than in the ordinary course of business, consistent with past practice, (xi) any application made to a Governmental Entity for an advisory ruling, monetary grant or any other application that would have an impact on the financial position of the Company, Blacklist or the Company Subsidiary, or negotiation of, receipt of, or termination or cancellation of a government grant, (xii) any change in any Tax election, annual Tax accounting period, any method of Tax accounting, any filing of amended Tax Returns or claims for Tax refunds, any entry into a closing agreement relating to Taxes or any settlement of any Tax claim, audit or assessment, or any application or negotiation for or receipt of a Tax ruling or arrangement by the Company, Blacklist, the Company Subsidiary or their stockholders or on their behalf, whether or not in connection with the Merger, except as explicitly contemplated in this Agreement, or (xiii) any negotiation or agreement by the Company, Blacklist or the Company Subsidiary to do any of the things described in the preceding clauses (i) through (xii).

Section 3.09. Employee and Labor Matters.

(a) Except as indicated in Section 3.09(a) of the Company Disclosure Schedule, none of the Company, Blacklist or the Company Subsidiary is party to any Contract regarding collective bargaining or other Contract with any labor or trade union or collective bargaining group representing any employee of the Company, Blacklist or the Company Subsidiary, nor does any labor or trade union or collective bargaining agent represent any employee of the Company, Blacklist or the Company Subsidiary. No Contract regarding collective bargaining has been requested by, or is under discussion between management of the Company, Blacklist or the Company Subsidiary (or any management group or association of which the Company, Blacklist or the Company Subsidiary is a member or otherwise a participant) and any group of employees of the Company, Blacklist or the Company Subsidiary, nor are there any representation proceedings or petitions seeking a representation proceeding presently pending against the Company, Blacklist or the Company Subsidiary, nor, to the Company’s Knowledge, are there any other current activities to organize any employees of the Company, Blacklist or the Company Subsidiary into a collective bargaining unit. There are no grievances, unfair labor practice charges or complaints pending or, to the Company’s Knowledge, threatened against the Company, Blacklist or the Company Subsidiary. None of the Company, Blacklist or the Company Subsidiary has experienced any lockouts, strikes, slowdowns or work stoppages nor, to the Company’s Knowledge, are any lockouts, strikes, slowdowns or work stoppages threatened against the Company, Blacklist or the Company Subsidiary.

(b) Except as indicated in Section 3.09(b) of the Company Disclosure Schedule, all employees of the Company and Blacklist are at-will, and neither the Company nor Blacklist is a party to any outstanding written contracts or, to the Company’s Knowledge, oral contracts, in each case with current or former directors, officers, employees, consultants, freelancers and independent contractors, which will survive the Closing Date. Section 3.09(b) of the Company Disclosure Schedule sets forth a true, accurate and complete list of the directors, officers, employees, consultants, freelancers and independent contractors of the Company, Blacklist and the Company Subsidiary who, in the case of directors, officers or employees, earned in excess of $120,000 during the year ended December 31, 2006 or who, as of December 1, 2007, are being compensated at an annual rate in excess of $120,000 during the year ending December 31, 2007, or who, in the case of consultants, freelancers or independent contractors, were engaged to provide services in excess of 50 calendar days during the year ended December 31, 2006 or who, as of December 1, 2007, are providing services on an annualized basis in excess of 50 calendar days during the year ending December 31, 2007. For the individuals enumerated in the preceding sentence, Section 3.09(b) of the Company Disclosure Schedule includes a listing of each of such director’s, officer’s and employee’s compensation terms (including, but not limited to, date of commencement of employment, term of employment (if any), salary, bonuses, stock options and warrants (if any), social benefits, fringe benefits, severance (if any) and accrued vacation), as well as each consultant’s freelancer’s and independent contractor’s rate and term of engagement. As of the date of this Agreement and as of the Closing Date, none of the Company, Blacklist or the Company Subsidiary is delinquent in any payment to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by any such employees, nor is the Company, Blacklist or the Company Subsidiary delinquent in any material payment to any of its consultants, freelancers, or independent contractors. Except as indicated in Section 3.09(b) of the Company Disclosure Schedule, upon termination of the employment of any directors, officers or employees, or the discontinuation of the use of the services of any consultants, freelancers or independent contractors, neither the Company, Blacklist, the Company Subsidiary nor Parent will by reason of the transactions contemplated pursuant to this Agreement or anything done prior to the Closing Date be liable to any of such directors, officers, employees, consultants, freelancers or independent contractors for severance pay or any other payments (other than accrued salary, vacation or such pay in accordance with normal policies or amount required to be paid under applicable Laws).

(c) Each of the Company and Blacklist has previously delivered or made available to Parent true and complete copies of all employment, consulting, termination and severance Contracts, including all non-competition, non-solicitation, non-disclosure, inventions, and other restrictive covenant Contracts, with or for the benefit of, or otherwise relating to, any current or former directors, officers, employees, consultants, freelancers or independent contractors of the Company, Blacklist and the Company Subsidiary, under which the Company, Blacklist, the Company Subsidiary, or any such director, officer, employee, consultant, freelancer or independent contractor has continuing obligations. Except as set forth on Section 3.09(c) of the Company Disclosure Schedule , none of the execution, delivery or performance of any Transaction Document by the Company or Blacklist, or the consummation by the Company and Blacklist of the transactions contemplated hereby or thereby will result in any obligation to pay any directors, officers, employees, consultants, freelancers, independent contractors, or any former directors, officers, employees, consultants, former freelancers or independent contractors of the Company, Blacklist or the Company Subsidiary severance pay or termination, retention or other benefits. Except as set forth on Section 3.09(c) of the Company Disclosure Schedule, neither the Company nor Blacklist has any policy, practice, plan or program of paying severance pay or any form of severance compensation in connection with the termination of employment or services.

(d) All employees are U.S. citizens or permanent residents, except as set forth on Section 3.09(d) of the Company Disclosure Schedule, which also indicates immigration status and date work authorization is scheduled to expire.

(e) Section 3.09(e) of the Company Disclosure Schedule contains the most recent quarterly listing of workers’ compensation claims and a schedule of workers’ compensation claims of the Company and Blacklist with respect to the employees for the last three (3) years.

(f) All current employees of the Company and Blacklist, and all former employees of the Company or Blacklist who were employed at any time on or after January 1, 2006 have entered into confidentiality, inventions, non-competition, and non-solicitation agreements in favor of the Company or Blacklist, as applicable, that remain in effect.

(g) All persons who have performed services for the Company or Blacklist while classified as independent contractors have satisfied the requirements of Law to be so classified, and each of the Company and Blacklist has fully and accurately reported its compensation on IRS Forms 1099 or other applicable Tax forms for independent contractors when required to do so.

(h) Except as set forth on Section 3.09(h) of the Company Disclosure Schedule, no employee has given notice to, or received notice from, the Company, Blacklist or any of their Representatives that any such employee’s employment or service may be terminated or advised the Company, Blacklist or the Company Subsidiary of an intention to give such notice to, or is expected to receive notice from, the Company, Blacklist, the Company Subsidiary or any of their Representatives that any such employee’s employment or service may be terminated.

(i) Neither the Company nor Blacklist has ever maintained, contributed to or incurred any Liability under any Benefit Plan that is or was subject to ERISA or the U.S. Tax Code or any Foreign Pension Plan. There is no, nor has there ever been any, individual, person or entity that, together with the Company or Blacklist, has ever been treated as a single-employer within the meaning of Section 414(b), (c), (m) or (o) of the U.S. Tax Code or Section 4001(b) of ERISA.

(j) Section 3.09(j) of the Company Disclosure Schedule sets forth a current, accurate and complete list of each Benefit Plan.

(k) Each of the Company and Blacklist has delivered or made available to Parent current, accurate and complete copies of (i) each Benefit Plan that has been reduced to writing and all amendments thereto and (ii) all trust agreements, insurance contracts, investment management agreements, investment advisory agreements, administrative services agreements or similar agreements maintained in connection with any Benefit Plan.

(l) No person previously employed by the Company, Blacklist or the Company Subsidiary has now or may have a right to return to work or a right to be reinstated or re-engaged by any applicable Law. Each of the Company, Blacklist and the Company Subsidiary has at all relevant times complied in all material respects with all its obligations under Law with respect to any aspect of the employment of its employees, including without limitation those Laws relating to wages, hours, worker classification, discrimination, equal opportunity, disability rights or benefits, workers’ compensation, employee leave, immigration, collective bargaining, health and safety, the payment and withholding of social security and other taxes, and WARN and any similar state or local “mass layoff” or “plant closing” Law. There are no administrative charges or court complaints pending or, to the Company’s Knowledge, threatened against the Company, Blacklist or the Company Subsidiary before the U.S. Equal Employment Opportunity Commission or any state or federal court or agency concerning alleged employment discrimination or any other employment or labor matters, including matters related to employee accidents or injuries (and there are no claims capable of arising or threatened by any party in respect to any accident or injury which is not fully covered by insurance of the Company, Blacklist or the Company Subsidiary). There are no complaints, charges or claims against the Company, Blacklist or the Company Subsidiary pending or, to knowledge of the Company, threatened that could be brought or filed with any governmental body or based on, arising out of, in connection with or otherwise relating to the employment or termination of employment or failure to employ by the Company or Blacklist, any individual.

(m) To the Company’s Knowledge, no employees of the Company, Blacklist or the Company Subsidiary are in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement, or any restrictive covenant to a former employer relating to the right of any such employee to be employed by the Company, Blacklist or the Company Subsidiary because of the nature of the business conducted or presently proposed to be conducted by the Company or to the use of trade secrets or proprietary information of others. No employees of the Company, Blacklist or the Company Subsidiary have given notice to the Company, Blacklist or the Company Subsidiary, nor does the Company, Blacklist or any Stockholder have any Knowledge, that any such employee intends to terminate his or her employment with the Company, Blacklist or the Company Subsidiary.

(n) Each Benefit Plan has been administered in all material respects in accordance with its terms and each of the Company, Blacklist and the ERISA Affiliates has in all material respects met its obligations with respect to each Benefit Plan and has made all required premium payments or contributions thereto. The Company, Blacklist, each ERISA Affiliate and each Benefit Plan are in compliance in all material respects with applicable law, including the provisions of ERISA and the Code and the regulations thereunder. No Benefit Plan has assets that cannot be readily liquidated at fair market value without adjustment, penalty or charge under the terms of the investment.

(o) There are no legal proceedings (except claims for benefits payable in the normal operation of the Benefit Plans and proceedings with respect to qualified domestic relations orders) against or involving any Benefit Plan or asserting any rights or claims to benefits under any Benefit Plan that could give rise to any material liability against the Company, Blacklist or the Company Subsidiary, and there are no audits involving any Benefit Plan by any governmental entity in progress, or for which notice has been received, or which has been concluded and resulted in any finding of a breach of fiduciary duty or any liability for the Company, Blacklist, the Company Subsidiary or any ERISA Affiliate.

(p) All the Benefit Plans that are intended to be qualified under Section 401(a) of the Code are so qualified and have received determination letters from the Internal Revenue Service to the effect that such Benefit Plans are qualified and the plans and the trusts related thereto are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, no such determination letter has been revoked and revocation has not been threatened, and no such Benefit Plan has been amended since the date of its most recent determination letter or application therefor in any respect, and no act or omission has occurred, that would adversely affect its qualification or materially increase its cost. No such plan has experienced a termination or partial termination. Each Benefit Plans that provides for compliance with Section 404(c) of ERISA, or is intended to comply with such provision, so complies.

(q) None of the Company, Blacklist or any ERISA Affiliate has ever maintained an Employee Benefit Plan subject to Section 412 of the Code or Title IV of ERISA. Except as set forth on Schedule 3.09(q) of the Company Disclosure Schedule, at no time since December 31, 2006 has the Company, Blacklist, the Company Subsidiary or any ERISA Affiliate been obligated to contribute to any “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA).

(r) There are no obligations under any Benefit Plan providing welfare benefits after termination of employment, including but not limited to retiree health coverage, but excluding continuation of health coverage required to be continued under Section 4980B of the Code or other applicable law, but only to the extent such continuation coverage is provided solely at the participant’s expense.

(s) With respect to the Benefit Plans, there are no material benefit obligations for which contributions have not been made or properly accrued and there are no benefit obligations which have not been accounted for by reserves, or otherwise properly footnoted in accordance with GAAP, on the Financial Statements.

(t) No act or omission has occurred and no condition exists with respect to any Benefit Plan that would subject the Company, Blacklist, the Company Subsidiary or any ERISA Affiliate to (i) any material fine, penalty, tax or liability of any kind imposed under ERISA or the Code or (ii) any material contractual indemnification or contribution obligation protecting any fiduciary, insurer or service provider with respect to any Benefit Plan, nor will any of the transactions contemplated by this agreement give rise to such an obligation.

(u) Each Benefit Plan is amendable and terminable unilaterally by the Company or Blacklist at any time without liability or expense to the Company, Blacklist or such Benefit Plan as a result thereof (other than for benefits accrued through the date of termination or amendment and reasonable administrative expenses related thereto) and no Benefit Plan, plan documentation or agreement, summary plan description or other written communication distributed generally to employees by its terms prohibits the Company or Blacklist from amending or terminating any such Benefit Plan.

(v) Except as set forth on Schedule 3.09(v) of the Company Disclosure Schedule, there is no agreement with any stockholder, director, executive officer or other key employee (i) the benefits of which are contingent, or the terms of which are altered, upon the occurrence of a transaction involving the Company or Blacklist of the nature of any of the transactions contemplated by this Agreement, (ii) providing any term of employment or compensation guarantee or (iii) providing severance benefits or other benefits after the termination of employment of such director, executive officer or key employee. Except as set forth on Schedule 3.09(v) of the Company Disclosure Schedule, there is no agreement or plan binding the Company or Blacklist, including any stock option plan, stock appreciation right plan, restricted stock plan, stock purchase plan, severance benefit plan or Benefit Plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

(w) Each Benefit Plan that is a “nonqualified deferred compensation plan” (as defined in Code Section 409A(d)(1)) has been operated since January 1, 2005 in good faith compliance with Code Section 409A and IRS Notice 2005-1. No Benefit Plan that is a “nonqualified deferred compensation plan” has been materially modified (as determined under Notice 2005-1) after October 3, 2004. No event has occurred that would be treated by Code Section 409A(b) as a transfer of property for purposes of Code Section 83.

(x) Each of the Company, Blacklist and the Company Subsidiary has at all times and in all material respects properly classified each of its employees as employees and each of its independent contractors or employees of outside agencies as independent contractors or employees or those agencies, as applicable, and no claim has been made and no indication has been received from any Governmental Entity that such independent contractors or agency employees would be considered employees of the Company, Blacklist or the Company Subsidiary for employment law or tax purposes at any time.

Section 3.10. Contracts. Except for the Contracts described in Section 3.10 of the Company Disclosure Schedule (individually, a “Material Contract” and collectively, the “Material Contracts”), none of the Company, Blacklist or the Company Subsidiary is a party to or bound by any material Contract, including without limitation:

(a) any sales, advertising, distribution or agency contract in excess of $48,000 over the life of the contract or in excess of $4,000 a month if the Contract is for a period of less than 12 months;

(b) any continuing contract for the purchase of materials, supplies, equipment or services involving in the case of any such contact in excess of $48,000 over the life of the contract or in excess of $4,000 a month if the Contract is for a period of less than 12 months;

(c) any contract for which the current term extends beyond one year after the date of this Agreement;

(d) any trust indenture, mortgage, promissory note, loan agreement or other contract for the borrowing of money, any currency exchange, commodities or other hedging arrangement or any leasing transaction of the type required to be capitalized in accordance with GAAP;

(e) any contract for capital expenditures in excess of $48,000 in the aggregate;

(f) any contract limiting the freedom of the Company, Blacklist or the Company Subsidiary to engage in any line of business or to compete with any other corporation, partnership, limited liability company, trust, individual or other entity, or any confidentiality, secrecy or non-disclosure contract;

(g) any contract pursuant to which the Company, Blacklist or the Company Subsidiary is a lessor of any machinery, equipment, motor vehicles, office furniture, fixtures or other personal property, pursuant to which payments in excess of $12,000 remain outstanding;

(h) any contract with an Affiliate;

(i) any agreement of guarantee, support, indemnification, assumption or endorsement of, or any similar commitment with respect to, the obligations, liabilities (whether accrued, absolute, contingent or otherwise) or indebtedness of any other Person;

(j) any foreign currency forward exchange contracts; or

(k) any employment contract, arrangement or policy (including without limitation any collective bargaining contract or union agreement) which may not be immediately terminated without penalty (or any augmentation or acceleration of benefits).

Each of the Company, Blacklist and the Company Subsidiary, as the case may be, has performed in all material respects all of the obligations required to be performed by it and is entitled to all benefits under, and has not received notice that it is in default in respect of any Material Contract. Each of the Material Contracts is valid and binding and in full force and effect, and there exists no default or event of default or event, occurrence, condition or act, with respect to the Company, Blacklist or the Company Subsidiary, or to the Company’s Knowledge, with respect to the other contracting party, which, with the giving of notice, the lapse of the time or the happening of any other event or conditions, would become a default or event of default under any Material Contract. True, correct and complete copies of all Material Contracts have been delivered or made available to Parent.

Section 3.11. Litigation. There is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the Company’s Know- ledge, threatened against the Company, Blacklist or any of their respective properties or any of their respective officers or directors (in their capacities as such) or any of their respective employees (in their capacities as such) or relating to the business of the Company or Blacklist, nor does the Company or Blacklist have any Knowledge that there is any basis for any of the foregoing. There is no judgment, decree or order against the Company, Blacklist or, to the Company’s Knowledge, any of their respective directors or officers or any of their respective employees, that could prevent, enjoin, or materially alter or delay any of the transactions contemplated by this Agreement, or that could reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor Blacklist has any litigation pending against other parties.

Section 3.12. Environmental Matters. To the Company’s Knowledge: (a) Each of the Company, Blacklist and the Company Subsidiary is in material compliance with all applicable Environmental Laws and all Company Permits required by Environmental Laws; (b) all past noncompliance, if any, of the Company, Blacklist or the Company Subsidiary with Environmental Laws or Environmental Permits has been resolved without any pending, ongoing or future obligation, cost or liability; and (c) none of the Company, Blacklist or the Company Subsidiary has released a Hazardous Material at, or transported a Hazardous Material to or from, any real property currently or formerly owned, leased or occupied by the Company, Blacklist or the Company Subsidiary, in violation of any Environmental Law.

Section 3.13. Intellectual Property.

(a) Section 3.13(a) of the Company Disclosure Schedule contains a true and complete list of the Company’s, Blacklist’s and the Company Subsidiary’s patents, patent applications, registered trademarks, trademark applications, trademarks, trade names, registered service marks, service mark applications, service marks, Internet domain names, copyright registrations and applications and other filings and formal actions made or taken pursuant to Federal, state, local and foreign Laws by the Company, Blacklist or the Company Subsidiary to protect their interests in the Company Intellectual Property, and includes details of all due dates for further filings, maintenance, payments or other actions falling due in respect of the Company Intellectual Property within twelve (12) months of the Closing Date. All of the Company’s, Blacklist’s and the Company Subsidiary’s patents, patent applications, registered trademarks, trademark applications and registered copyrights remain in good standing with all fees and filings due as of the date hereof having been paid or made.

(b) The Company Intellectual Property contains only those items and rights which are: (i) owned by the Company or Blacklist; (ii) in the public domain; or (iii) rightfully used by the Company or Blacklist pursuant to a valid and enforceable license or other agreement (the “Company Licensed Intellectual Property”), the parties, date, term and subject matter of each such license or other agreement (each, a “License Agreement”) being set forth on Section 3.13(b) of the Company Disclosure Schedule. Each of the Company and Blacklist has all rights in the Company Intellectual Property which includes all rights necessary to carry out the Company’s and Blacklist’s current activities, and the Company’s and Blacklist’s future activities to the extent such future activities are already planned, including without limitation, to the extent required to carry out such activities, rights to make, use, reproduce, modify, adopt, create derivative works based on, translate, distribute (directly and indirectly), transmit, display and perform publicly, license, rent and lease and, other than with respect to the Company Licensed Intellectual Property, assign and sell, the Company Intellectual Property.

(c) The reproduction, manufacturing, distribution, licensing, sublicensing, sale or any other exercise of rights in any Company Intellectual Property, product, work, technology or process as now used or offered or proposed for use, licensing or sale by the Company, Blacklist or the Company Subsidiary does not infringe on any proprietary or personal right of any Person such as patent, design right, trademark, trade name, service mark, trade dress, Internet domain name, copyright, database right, statistical model, technology, invention, supplier list, trade secret, know-how, computer software program or application of any Person, anywhere in the world. None of the Company, Blacklist or the Company Subsidiary has received notice of any pending or threatened claims (including offers to grant licenses) (i) challenging the validity, effectiveness or, other than with respect to the Company Licensed Intellectual Property, ownership by the Company or Blacklist of any Company Intellectual Property, or (ii) to the effect that the use, distribution, licensing, sublicensing, sale or any other exercise of rights in any product, work, technology or process as now used or offered or proposed for use, licensing, sublicensing or sale by the Company, Blacklist, the Company Subsidiary or their agents or use by their customers infringes or will infringe on or misappropriate any intellectual property or other proprietary or personal right of any Person. No such claims have been threatened by any Person, nor are there any valid grounds for any bona fide claim of any such kind. All of the rights within the Company Intellectual Property are enforceable and subsisting. To the Company’s Knowledge, there is no unauthorized use, infringement or misappropriation of any Company Intellectual Property by any third party, employee or former employee. No materials owned by any customer of the Company, Blacklist or the Company Subsidiary have been, without the consent of such customer, incorporated into any product or materials sold, licensed or otherwise delivered by the Company, Blacklist or the Company Subsidiary to any other customer of the Company, Blacklist or the Company Subsidiary.

(d) All personnel, including employees, agents, consultants and contractors, who have contributed to or participated in the conception and development of the Company Intellectual Property on behalf of the Company, Blacklist or the Company Subsidiary, have executed non-disclosure agreements and either (i) have been a party to an enforceable agreement with the Company or Blacklist in accordance with applicable national and state Law that accords the Company and Blacklist full, effective, exclusive and original ownership of all tangible and intangible property as “works-for-hire,” arising from the efforts of such personnel, or (ii) have executed appropriate instruments of assignment in favor of the Company or Blacklist that have conveyed to the Company and Blacklist full, effective and exclusive ownership of all tangible and intangible property arising from the efforts of such personnel.

(e) None of the Company, Blacklist or the Company Subsidiary, nor as a result of the execution or delivery of this Agreement, or performance of the Company’s or Blacklist’s obligations hereunder, will the Company, Blacklist or the Company Subsidiary be, in violation of any license, sublicense, agreement or instrument to which the Company, Blacklist or the Company Subsidiary is a party or otherwise bound, nor will execution or delivery of this Agreement, or performance of the Company’s or Blacklist’s obligations hereunder, cause the diminution, termination or forfeiture of any the Company Intellectual Property except, in any such case, any of the foregoing that will not reasonably be expected to have a Company Material Adverse Effect.

(f) Section 3.13(f) of the Company Disclosure Schedule contains a true and complete list of all of the material software programs used by the Company, Blacklist or the Company Subsidiary (the “Company

Software Programs”). Each of the Company, Blacklist and the Company Subsidiary owns full and unencumbered right and good, valid and marketable title to such Company Software Programs that it owns, free and clear of all mortgages, pledges, liens, security interests, conditional sales agreements, encumbrances or charges of any kind. Each of the Company, Blacklist and the Company Subsidiary has full and unrestricted rights to use the Company Software Programs that it licenses, pursuant to license agreements listed in Section 3.13(b) of the Company Disclosure Schedule.

(g) The source code and system documentation relating to the Company Software Programs have been maintained in strict confidence and (i) have been disclosed by the Company or Blacklist only to those of their respective employees who have a “need to know” the contents thereof in connection with the performance of their duties to the Company or Blacklist and who have executed nondisclosure agreements with the Company or Blacklist; and (ii) have been disclosed to only those third parties who have executed nondisclosure agreements with the Company, Blacklist or the Company Subsidiary.

(h) The Company Intellectual Property is free and clear of any and all mortgages, pledges, liens, security interests, conditional sale agreements, encumbrances or charges of any kind.

(i) Neither the Company nor Blacklist owes nor will owe any royalties or other payments to third parties in respect of the Company Intellectual Property. All royalties or other payments that have accrued prior to the Closing Date have been paid or reserved for in the Company’s or Blacklist’s financial records.

(j) To the Company’s Knowledge, the Company Software Programs contain no “viruses” that could reasonably be expected to have a Company Material Adverse Effect. For the purposes of this Agreement, “virus” means any computer code designed to disrupt, disable or harm in any manner the operation of any software or hardware including, without limitation, worms, bombs, backdoors, clocks, timers, or other disabling device code, designs or routines which cause the software to be erased, inoperable, or otherwise incapable of being used, either automatically or upon command by any party.

(k) No product developed by the Company or Blacklist (including any product currently under development by the Company or Blacklist) contains any code that is, in whole or in part, subject to the provisions of any license to software that is made generally available to the public without requiring payment of fees or royalties (including without limitation any obligation or condition under any “open source” license such as, without limitation, the GNU General Public License, GNU Lesser General Public License, Mozilla Public License or BSD licenses). No Company Software Program is subject to any license terms that (i) require, or condition the use or distribution of any Company Software Program on the disclosure, licensing or distribution of any source code for any portion of such Company Software Program or (ii) otherwise impose any limitation, restriction or condition on the right or ability of the Company, Blacklist or the Company Subsidiary to use or distribute any Company Intellectual Property owned by them.

Section 3.14. Taxes.

(a) Each of the Company, Blacklist and the Company Subsidiary has filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all material respects. None of the Company, Blacklist or the Company Subsidiary is or has ever been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns, other than a group the common parent of which is the Company. Each of the Company, Blacklist and the Company Subsidiary has paid on a timely basis all Taxes that were due and payable. The unpaid Taxes of the Company, Blacklist and the Company Subsidiary for tax periods through the date of the Consolidated Financial Statements do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the balance sheet included with the Consolidated Financial Statements, and all unpaid Taxes of the Company, Blacklist and the Company Subsidiary for all tax periods commencing after the date of the Consolidated Financial Statements arose in the Ordinary Course of Business and are of a type and amount commensurate with Taxes attributable to prior similar periods. None of the Company, Blacklist or the Company Subsidiary (i) has any actual or potential liability under Treasury Regulations Section 1.1502-6 (or any comparable or similar provision of federal, state, local or foreign law), as a transferee or successor, pursuant to any contractual obligation, or otherwise for any Taxes of any person other than the Company, Blacklist or the Company Subsidiary, or

(ii) is a party to or bound by any Tax indemnity, Tax sharing, Tax allocation or similar agreement. All Taxes that the Company, Blacklist or the Company Subsidiary is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Entity. E ach of t he Company, Blacklist and the Company Subsidiary has complied with all information reporting and back-up withholding requirements including maintenance of the required records with respect thereto, in connection with amounts paid to any employee, shareholder, independent contractor, creditor or other third party.

(b) For all taxable periods for which the statute of limitations has not yet expired, the Company has delivered to the Parent (i) complete and correct copies of all Tax Returns of the Company, Blacklist and the Company Subsidiary relating to Taxes for all taxable periods for which the applicable statute of limitations has not yet expired and (ii) complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Company, Blacklist or the Company Subsidiary and relating to Taxes. The federal Income Tax Returns of the Company, Blacklist and the Company Subsidiary have been audited by the Internal Revenue Service or are closed by the applicable statute of limitations for all taxable years through the taxable year specified in Section 3.14(b) of the Disclosure Schedule. None of the Company, Blacklist or the Company Subsidiary has (i) waived any statute of limitations with respect to Taxes or agreed to extend the period for assessment or collection of any Taxes, (ii) requested any extension of time within which to file any Tax Return, which Tax Return has not yet been filed, or (iii) executed or filed any power of attorney with any taxing authority which is still in force. No examination or audit of any Tax Return of the Company, Blacklist or the Company Subsidiary by any Governmental Entity is currently in progress or, to the knowledge of the Company, Blacklist the Company Subsidiary or any of the Stockholders, threatened or contemplated. None of the Company, Blacklist or the Company Subsidiary has been informed by any jurisdiction that the jurisdiction believes that the Company, Blacklist or the Company Subsidiary was required to file any Tax Return that was not filed.

(c) None of the Company, Blacklist or the Company Subsidiary (i) has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(l)(A)(ii) of the Code; (ii) has made any payment, is obligated to make any payment, or is a party to any agreement that could obligate it to make any payment that may be treated as an “excess parachute payment” under Section 280G of the Code (without regard to Sections 280G(b)(4) and 280G(b)(5) of the Code); or (iii) is or has been required to make a basis reduction pursuant to Treasury Regulation Section 1.1502-20(b) or Treasury Regulation Section 1.337(d)-2(b).

(d) None of the assets of the Company, Blacklist or the Company Subsidiary (i) is “tax-exempt use property” within the meaning of Section 168(h) of the Code; (ii) is subject to a lease under Section 7701(h) of the Code or under any predecessor section; or (iii) directly or indirectly secures any debt the interest on which is tax exempt under Section 103(a) of the Code.

(e) None of the Company, Blacklist or the Company Subsidiary will be required to include any item of income in, or exclude any item of deduction from, taxable income for any period (or any portion thereof) ending after the Closing Date as a result of any (i) deferred intercompany gain or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding provision of state, local or foreign Tax law), (ii) closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Tax law) executed on or prior to the Closing Date, (iii) installment sale or other open transaction disposition made on or prior to the Closing Date, or (iv) prepaid amount received on or prior to the Closing Date.

(f) There are no adjustments under Section 481 of the Code (or any similar adjustments under any provision of the Code or the corresponding foreign, state or local Tax laws) that are required to be taken into account by the Company, Blacklist or the Company Subsidiary in any period ending after the Closing Date by reason of a change in method of accounting in any taxable period ending on or before the Closing Date or as a result of the transactions contemplated by this Agreement.

(g) There is currently no limitation, and no limitation will arise prior to the Closing, on the utilization by either the Company or the Company Subsidiary of its net operating losses, built-in losses, Tax credits, or similar items under Sections 382, 383, or 384 of the Code or comparable provisions of foreign state or local law (other than any such limitation arising as a result of the consummation of the transactions contemplated by this Agreement).

(h) None of the Company, Blacklist or the Company Subsidiary has distributed to its stockholders or security holders stock or securities of a controlled corporation, nor has stock or securities of the Company, Blacklist or the Company Subsidiary been distributed, in a transaction to which Section 355 of the Code applies (i) in the two years prior to the date of this Agreement or (ii) in a distribution that could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) that includes the transactions contemplated by this Agreement.

(i) None of the Company, Blacklist or the Company Subsidiary owns any interest in an entity that is characterized as a partnership for federal income Tax purposes. The Company Subsidiary (i) is incorporated under the laws of England and Wales; (ii) is, and has always been, resident for Tax purposes solely in the United Kingdom; (iii) has never had any agency, branch, place of business, or representative office in any other jurisdiction; (iv) is, and has always been, classified as an association taxable as a corporation for U.S. Tax purposes. Blacklist is, and has always been, classified as a partnership for U.S. Tax purposes.

(j) Section 3.14(j) sets forth each jurisdiction (other than United States federal) in which the Company, Blacklist or the Company Subsidiary files, is required to file or has been required to file a Tax Return or is or has been liable for any Taxes on a “nexus” basis.

(k) The Company Subsidiary is not and has not been a passive foreign investment company within the meaning of Sections 1291-1297 of the Code.

(l) None of the Company, Blacklist or the Company Subsidiary has incurred (or been allocated) an “overall foreign loss” as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(1) and/or 904(f)(3) of the Code.

(m) None of the Company, Blacklist or the Company Subsidiary is a party to a gain recognition agreement under Section 367 of the Code.

(n) There are no liens or other encumbrances with respect to Taxes upon any of the assets or properties of the Company, Blacklist or the Company Subsidiary, other than with respect to Taxes not yet due and payable.

(o) None of the Shares held by the Stockholders is non-transferable and subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code with respect to which a valid election under Section 83(b) of the Code has not been made.

(p) None of the Company, Blacklist or the Company Subsidiary is or ever has been a party to a transaction or agreement that is in conflict with the Tax rules on transfer pricing in any relevant jurisdiction.

(q) None of the Company, Blacklist or the Company Subsidiary has engaged in any “reportable transaction” for purposes of Treasury Regulation Sections 1.6011-4(b) or Code Section 6111 or any analogous provision of state or local law.

Section 3.15. Insurance. Each of the Company, Blacklist and the Company Subsidiary is presently insured, and since inception has been insured, against such risks as companies engaged in a similar business would, in accordance with good business practice, customarily be insured. The policies of fire, theft, liability and other insurance maintained with respect to the assets or businesses of the Company, Blacklist and the Company Subsidiary provide adequate coverage against loss. There is no material claim pending under any of such policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies. The Company has delivered or made available to Parent a complete and correct list as of the date hereof of all insurance policies maintained by the Company, Blacklist and the Company Subsidiary, and has made available to Parent complete and correct copies of all such policies, together with all riders and amendments thereto. All such policies are in full force and effect and all premiums due thereon have been paid to the date hereof. Each of the Company, Blacklist and the Company Subsidiary has complied in all material respects with the terms of such policies. The Company has no Knowledge of any threatened termination of, or material premium increase with respect to, any of such policies. To the Company’s Knowledge, there are no facts or circumstances that could reasonably be expected to result in the denial of insurance coverage under policies issued to the Company, Blacklist or the Company Subsidiary in respect of such suits, claims, actions, proceedings and investigations.

Section 3.16. Properties. Each of the Company, Blacklist and the Company Subsidiary has good and marketable title to all of its properties and assets, free and clear of all material Liens, whether tangible or intangible, real, personal or mixed, reflected in the Consolidated Financial Statements as being owned by the Company, Blacklist or the Company Subsidiary as of the date thereof, other than (i) any properties or assets that have been sold or otherwise disposed of in the ordinary course of business since the date of such financial statements, (ii) Liens disclosed in the notes to the Consolidated Financial Statements and (iii) Liens arising in the ordinary course of business after the date of such financial statements. All properties used in the Company’s, Blacklist’s and the Company Subsidiary’s operations are reflected in the balance sheets included in the Consolidated Financial Statements to the extent GAAP require the same to be reflected. All buildings, and all fixtures, equipment and other property and assets that are material to its business on a consolidated basis, and held under leases or sub-leases by the Company, Blacklist or the Company Subsidiary, are held under valid instruments enforceable against the Company, Blacklist or the Company Subsidiary in accordance with their respective terms, subject to applicable Laws of bankruptcy, insolvency or similar Laws relating to creditors’ rights generally and to general principles of equity (whether applied in a proceeding in law or equity). Substantially all of the Company’s, Blacklist’s and the Company Subsidiary’s equipment in regular use has been reasonably maintained and is in serviceable condition, reasonable wear and tear excepted. Each of the Company and Blacklist owns or has the valid and subsisting right to use all assets and properties necessary to operate its business in the manner presently conducted.

Section 3.17. Affiliates. Section 3.17 of the Company Disclosure Schedule sets forth the names and addresses of each Person who is, in the Company’s reasonable judgment, an Affiliate of the Company or of Blacklist. Neither the Company nor Blacklist is indebted to, nor does it owe any contractual commitment or arrangement to, with or for the benefit of, any director, officer, employee, Affiliate or agent of the Company, Blacklist or the Company Subsidiary (except for amounts due as normal salaries and bonuses and in reimbursement of ordinary expenses). To the Company’s Knowledge, no current or former director, officer, employee, Affiliate or agent of the Company or of Blacklist is presently, or, in the last three years has been, the direct or indirect owner of an interest in any corporation, firm, association, or business organization which is a present (or potential) competitor, supplier or customer of the Company, Blacklist or the Company Subsidiary. Except for normal salaries and bonuses and reimbursement of ordinary expenses, since December 31, 2006, none of the Company, Blacklist or the Company Subsidiary has made any payments, loans or advances of any kind, or paid any dividends or distributions of any kind, to or for the benefit of the Stockholders, or any of their respective affiliates, associates or family members.

Section 3.18. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Company or Blacklist.

Section 3.19. Certain Business Practices. None of the Company, Blacklist, the Company Subsidiary, nor, to the Company’s Knowledge, any directors, officers, agents or employees of the Company, Blacklist or the Company Subsidiary (in their capacities as such) has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (iii) made any other unlawful payment.

Section 3.20. Accounts Receivable. Subject to any reserves set forth in the Consolidated Financial Statements, the accounts receivable shown on the Consolidated Financial Statements represent bona fide claims for sales and other charges, and are not subject to discount except for normal cash and immaterial trade discounts. The amount carried for doubtful accounts and allowances disclosed in the Consolidated Financial Statements was calculated in accordance with GAAP and in a manner consistent with prior periods and is sufficient to provide for any losses which may be sustained on realization of the receivables.

Section 3.21. Customers and Suppliers. No customer which individually accounted for more than 1% of the Company’s gross revenues or of Blacklist’s gross revenues during the 12-month period preceding the date hereof has canceled or terminated in writing, or made any written threat to the Company or to Blacklist to cancel or otherwise terminate or decrease its relationship with the Company or Blacklist, or has decreased materially its relationship with the Company or Blacklist or its usage of the services or products of the Company or Blacklist, as the case may be.

Section 3.22. Corporate Approvals. The Board of Directors of the Company has, as of the date of this Agreement, determined that each of the Subsidiary Merger and the Upstream Merger is fair to, and in the best interests of the Company and its stockholders.

Section 3.23. Proxy Statement. The information to be supplied by the Company and Blacklist for inclusion in Parent’s proxy statement (such proxy statement as amended or supplemented is referred to herein as the “Proxy Statement”) shall not at the time the Proxy Statement is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The information to be supplied by the Company and Blacklist for inclusion in the Proxy Statement to be sent in connection with the meeting of Parent’s stockholders to consider the approval of this Agreement (the “Parent Stockholders’ Meeting”) shall not, on the date the Proxy Statement is first mailed to Parent’s stock- holders, and at the time of the Parent Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading; or omit to state any material fact necessary to correct any statement provided by the Company or Blacklist in any earlier communication with respect to the solicitation of proxies for the Parent Stockholders’ Meeting which has become false or misleading. Notwithstanding the foregoing, neither the Company nor Blacklist makes any representation or warranty with respect to any information supplied by Parent or any Person other than the Company or Blacklist which is contained in any of the foregoing documents.

Section 3.24. Grants, Incentives and Subsidies. None of the Company, Blacklist or the Company Subsidiary has received any grants, incentive and subsidy programs from any Governmental Authority. None of the Company, Blacklist or the Company Subsidiary is subject to any obligation to pay royalties in connection with sales of its products.

Section 3.25. Bank Accounts. Section 3.25 of the Company Disclosure Schedule contains a complete and correct list of each bank account or safe deposit box of the Company and Blacklist, the names and locations of all banks in which the Company or Blacklist has accounts or safe deposit boxes, and the names of all persons authorized to draw thereon or to have access thereto.

Section 3.26. Books and Records. The books of accounts, minute books, stock record books, and other records of the Company and of Blacklist have been maintained in accordance with sound business practices in all material respects. The stock or ownership records of the Company as presented to Parent fairly and accurately reflect the record ownership of all of its outstanding shares of capital stock and securities convertible or exercisable into shares of capital stock. The membership ownership records of Blacklist as presented to Parent fairly and accurately reflect the record ownership of all of its membership interests and securities convertible or exercisable into membership interests.

Section 3.27. Privacy and Data Security. To the Company’s knowledge, and without further inquiry, neither the Company, Blacklist nor the Company Subsidiary is subject to any Privacy Laws. For purposes of this section, “Privacy Laws” shall mean any law related to the protection, privacy and security of sensitive personal information, including without limitation, the Gramm-Leach-Bliley Act, the European Union Data Protection Directive and any similar federal, state or foreign law or regulation.

Section 3.28. Stockholder Approval and Member Approval. The Subsidiary Merger, the Upstream Merger and the transactions contemplated hereby have been adopted and approved by each of the Stockholders of the Company upon the execution and delivery of this Agreement by each such Stockholder. The purchase of the membership interests of Blacklist and the transactions contemplated hereby have been adopted and approved by each of the members of Blacklist upon the execution and delivery of this Agreement by each of such members.

Section 3.29. Representations and Warranties Complete. None of the representations or warranties made by the Stockholders, the Company or Blacklist herein or in any Company Disclosure Schedule hereto, or certificate furnished by the Company or Blacklist pursuant to this Agreement, when all such documents are read together in their entirety, contains or will contain at the Closing Date any untrue statement of a material fact, or omits or will omit at the Closing Date to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

ARTICLE IV.
REPRESENTATIONS AND WARRANTIES OF
THE STOCKHOLDERS AND HOLDERS
OF THE MEMBERSHIP INTERESTS

Each Stockholder and holder of the Membership Interests, severally but not jointly, represents and warrants to Parent, but solely with respect to such Stockholder / holder of the Membership Interests, as follows:

Section 4.01. Authorization of Agreements, Etc.

(a) Such Stockholder has full legal capacity and unrestricted power to execute and deliver each Transaction Document to which such Stockholder is a party, and to perform his or her obligations hereunder and thereunder.

(b) The execution and delivery by each Stockholder of this Agreement and each Transaction Document to which such Stockholder is a party, and the performance by each Stockholder of his or her obligations hereunder and thereunder, have been duly authorized by all requisite action, and will not violate any provision of Law, any order of any court or other agency of government, any judgment, award or decree or any provision of any indenture, agreement or other instrument to which such Stockholder is a party, or by which such Stockholder or any of such Stockholder’s properties or assets is bound or affected, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a material default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of such Stockholder.

Section 4.02. Validity. This Agreement has been duly executed and delivered by such Stockholder and constitutes, and each other Transaction Document to which such Stockholder is a party, when executed and delivered by such Stockholder as contemplated hereby, will constitute, the legal, valid and binding obligations of such Stockholder, enforceable against such Stockholder in accordance with their respective terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other Laws affecting the enforcement of creditors’ rights generally or by general equitable principles.

Section 4.03. Title to Shares / Membership Interests. Such Stockholder is the lawful holder of record and beneficial owner of the number of shares of Company Common Stock and/or Company Class B Common Stock, as applicable, set forth opposite the name of such Stockholder in Schedule I to this Agreement under the heading “Common Shares,” and such Stockholder is the lawful holder of record and beneficial owner of the membership interests of Blacklist set forth opposite the name of such Stockholder in Table A of Schedule II to this Agreement, in each case free and clear of any and all pledges, security interests, Liens, charges or other encumbrances of any nature whatsoever. The delivery by each Stockholder of certificates or instruments and agreements evidencing the number of Common Shares set forth opposite the name of such Stockholder as aforesaid, duly endorsed for transfer or accompanied by stock transfer powers duly endorsed in blank, to Parent pursuant to Section 2.06(b) above, against payment or in exchange for the securities provided pursuant to Section 2.04(a) above, will transfer valid record title and beneficial ownership to said Common Shares to Parent, free and clear of any and all pledges, security interests, liens, charges or other encumbrances of any nature whatsoever. The delivery by each holder of Membership Interests of certificates or instruments and agreements evidencing the Membership Interests set forth opposite the name of such holder as aforesaid, duly endorsed for transfer or accompanied by stock transfer powers duly endorsed in blank, to Parent pursuant to Section 2.17 above, against payment provided pursuant to Section 2.17 above, will transfer valid record title and beneficial ownership to said Membership Interests to Parent, free and clear of any and all pledges, security interests, liens, charges or other encumbrances of any nature whatsoever.

Section 4.04. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

Section 4.05. Accredited Investor or Non-U.S. Person. Such Stockholder, is either an accredited investor, a non-U.S. Person or has sufficient knowledge and experience in financial and business matters that such Stockholder is capable of evaluating the merits and risks of the acquisition of Parent Common Stock pursuant to this Agreement and is capable of making an informed investment decision with respect to such acquisition of Parent Common Stock.

Section 4.06. Interested Party Transactions.

(a) Neither such Stockholder nor any member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and (iii) for other employee benefits made generally available to all employees.

(b) Neither such Stockholder nor any member of his or her immediate family is, directly or indirectly, interested in any Material Contract (other than such contracts as relate to any such Person’s ownership of capital stock or other securities of the Company or such Person’s employment with the Company).

Section 4.07. Tax Treatment of the Merger. Each Stockholder represents and warrants that it has independently obtained advice from its own independent legal counsel and/or tax accountant regarding tax matters, including the tax treatment of the Mergers, and each Stockholder is relying solely on such advice. Each Stockholder represents and warrants that it is not relying upon any advice or any information or material furnished by Parent, or their representatives or affiliates, whether oral or written, expressed or implied, of any nature whatsoever regarding any tax matters, including the tax treatment of the Mergers.

ARTICLE V.
REPRESENTATIONS AND WARRANTIES OF PARENT

Parent represents and warrants to the Company and the Stockholders as follows:

Section 5.01. Organization and Qualification; Subsidiaries. Parent and each directly and indirectly owned Subsidiary of Parent (the “Parent Subsidiaries”) has been duly incorporated or otherwise organized and is validly existing and in good standing (to the extent applicable) under the laws of the jurisdiction of its incorporation or organization, as the case may be, and has the requisite corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted. Parent and each Parent Subsidiary is duly qualified or licensed to do business, and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 5.02. Capitalization.

(a) As of the date of this Agreement, the authorized capital stock of Parent consists of (i) 21,000,000 shares of Parent Common Stock, of which 5,868,334 shares were issued and outstanding at September 30, 2007, and (ii) 1,000,000 shares of Preferred Stock, par value $0.0001 per share, of which no shares are currently issued and outstanding. All of the outstanding shares of the Parent Common Stock have been validly issued and are fully paid and nonassessable and not subject to preemptive rights.

(b) All of the shares of the Parent Common Stock to be issued to the Stockholders in connection with the transactions contemplated hereby, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable and not subject to any contractual restriction, preemptive rights or similar contractual rights granted by Parent.

(c) Except as contemplated by this Agreement or the Parent SEC Reports (as defined in Section 5.09(a) below), there are no registrations rights, and there is no voting trust, proxy, rights plan, antitakeover plan or other agreements or understandings to which the Parent is a party or by which the Parent is bound with respect to any equity security of any class of the Parent.

Section 5.03. Authority Relative to this Agreement. Parent has all necessary corporate power and authority to execute and deliver this Agreement and each other Transaction Document to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each other Transaction Document to which it is a party by Parent and the consummation by Parent of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement or any other Transaction Document to which Parent is a party or to consummate such transactions, other than the Parent Stockholder Approval. This Agreement has been, and each other Transaction Document to which it is a party will be, duly executed and delivered by Parent. Assuming the due authorization, execution and delivery by the Company and the Stockholders, this Agreement constitutes, and each other Transaction Document to which it is a party will constitute, legal, valid and binding obligations of Parent, enforceable against Parent in accordance with their respective terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other Laws affecting the enforcement of creditors’ rights generally or by general equitable principles.

Section 5.04. No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement by Parent and the execution and delivery of each other Transaction Document to which it is a party by Parent, do not, and the performance by Parent of its obligations hereunder and/or thereunder, as the case may be, and the consummation of the transactions contemplated hereby and thereby will not, (i) conflict with or violate any provision of the organizational documents of Parent or any equivalent organizational documents of any Parent Subsidiary, (ii) conflict with or violate any Law applicable to Parent or any other Parent Subsidiary or by which any property or asset of Parent or any Parent Subsidiary is bound or affected or (iii) result in any breach of or constitute a default (or an event which with the giving of notice or lapse of time or both could reasonably be expected to become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any material property or asset of Parent or any Parent Subsidiary pursuant to, any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation in each case, with respect to clauses (ii) and (iii) of this Section 5.04(a), which will result in a Parent Material Adverse Effect.

(b) Assuming the accuracy of the representations and warranties set forth in Article III and Article IV, the execution and delivery of this Agreement by Parent do not, and the execution of each other Transaction Document to which it is a party will not, and the performance by Parent of its obligations hereunder and the consummation of the transactions contemplated hereby will not, require any consent, approval, authorization or permit of, or filing by Parent with or notification by Parent to, any Governmental Entity.

Section 5.05. Board Approval. The Board of Directors of Parent (including any required committee or subgroup of the Board of Directors of Parent) has, as of the date of this Agreement, unanimously (i) declared the advisability of the Mergers and approved this Agreement and the transactions contemplated hereby, (ii) determined that the Mergers are in the best interests of the stockholders of Parent, (iii) determined that the fair market value of the Company is equal to at least 80% of Parent’s net assets, and (iv) determined to recommend to Parent’s stockholders that they vote in favor of the proposals to be presented at the Parent Stockholders’ Meeting.

Section 5.06. Trust Fund. As of the date hereof and immediately prior to the Closing, Parent has at least $27,400,000 invested in United States Government securities or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 in a trust account administered by American Stock Transfer & Trust Company (the “Trust Fund”). At the Closing, Parent may use a portion of such funds (A) as Parent is required to pay to stockholders who elect to have their shares converted to cash in accordance with the provisions of Parent’s organizational documents, (B) as are needed to pay the deferred underwriter’s discount to EarlyBirdCapital as more fully described in the Underwriting Agreement entered into in connection with the initial public offering of Parent and (C) to pay any expenses of Parent incurred in connection with its pursuit of a business combination in excess of the cash held out of the trust account.

Section 5.07. Subsidiaries.

(a) Except for Merger Sub, which is a wholly owned subsidiary of Parent, Parent has no Subsidiaries and does not own, directly or indirectly, any ownership, equity, profits or voting interest in any Person or has any agreement or commitment to purchase any such interest, and Parent has not agreed and is not obligated to make nor is bound by any written, oral or other agreement, contract, subcontract, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan, commitment or undertaking of any nature, as of the date hereof or as may hereafter be in effect under which it may become obligated to make, any future investment in or capital contribution to any other entity.

(b) Merger Sub is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently planned by Parent to be conducted. Complete and correct copies of the charter documents of Merger Sub, as amended and currently in effect, have been delivered to the Company or its counsel. Merger Sub is not in violation of any of the provisions of the Merger Sub’s charter documents.

(c) Merger Sub has no assets or properties of any kind, does not now conduct and has never conducted any business, and has and will have at the Closing no obligations or liabilities of any nature whatsoever except such obligations and liabilities as are imposed under this Agreement.

Section 5.08. Compliance. Each of Parent and Merger Sub has complied with, is not in violation of, any Legal Requirements with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on Parent or Merger Sub. The business and activities of Parent and Merger Sub have not been and are not being conducted in violation of any Legal Requirements. Neither Parent nor Merger Sub is in default or violation of any term, condition or provision of its charter documents. No written notice of non-compliance with any Legal Requirements has been received by Parent or Merger Sub.

Section 5.09. SEC Filings; Financial Statements.

(a) Parent has made available to the Company and the Stockholders a correct and complete copy of each report, registration statement and definitive proxy statement filed by Parent with the SEC (the “Parent SEC Reports”), which are all the forms, reports and documents required to be filed by Parent with the SEC prior to the date of this Agreement. As of their respective dates the Parent SEC Reports: (i) were prepared in accordance and complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Parent SEC Reports, and (ii) did not at the time they were filed (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing and as so amended or superseded) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent set forth in the preceding sentence, Parent makes no representation or warranty whatsoever concerning the Parent SEC Reports as of any time other than the time they were filed.

(b) Each set of financial statements (including, in each case, any related notes thereto) contained in Parent SEC Reports, including each Parent SEC Report filed after the date hereof until the Closing, complied or will comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, was or will be prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, do not contain footnotes as permitted by Form 10-QSB of the Exchange Act) and each fairly presents or will fairly present in all material respects the financial position of Parent at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were, are or will be subject to normal adjustments which were not or are not expected to have a Material Adverse Effect on Parent taken as a whole.

Section 5.10. No Undisclosed Liabilities. Parent has no liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to the financial statements included in Parent SEC Reports which are, individually or in the aggregate, material to the business, results of operations or financial condition of Parent, except (i) liabilities provided for in or otherwise disclosed in Parent SEC Reports filed prior to the date hereof, and (ii) liabilities incurred since September 30, 2007 in the ordinary course of business, none of which would have a Parent Material Adverse Effect.

Section 5.11. Absence of Certain Changes or Events. Except as set forth in Parent SEC Reports filed prior to the date of this Agreement, and except as contemplated by this Agreement, since September 30, 2007, there has not been: (i) any Material Adverse Effect on Parent, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of Parent’s capital stock, or any purchase, redemption or other acquisition by Parent of any of Parent’s capital stock or any other securities of Parent or any options, warrants, calls or rights to acquire any such shares or other securities, (iii) any split, combination or reclassification of any of Parent’s capital stock, (iv) any granting by Parent of any increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice, or any payment by Parent of any bonus, except for bonuses made in the ordinary course of business consistent with past practice, or any granting by Parent of any increase in severance or termination pay or any entry by Parent into any currently effective employment, severance, termination or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving Parent of the nature contemplated hereby, (v) entry by Parent into any licensing or other agreement with regard to the acquisition or disposition of any Intellectual Property other than licenses in the ordinary course of business consistent with past practice or any amendment or consent with respect to any licensing agreement filed or required to be filed by Parent with respect to any Governmental Entity, (vi) any material change by Parent in its accounting methods, principles or practices, except as required by concurrent changes in U.S. GAAP, (vii) any change in the auditors of Parent, (vii) any issuance of capital stock of Parent, or (viii) any revaluation by Parent of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets of Parent other than in the ordinary course of business.

Section 5.12. Litigation. There are no claims, suits, actions or proceedings pending or to Parent’s knowledge, threatened against Parent, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator.

Section 5.13. Employee Benefit Plans. Parent does not maintain, and has no liability under, any Plan, and neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any stockholder, director or employee of Parent, or (ii) result in the acceleration of the time of payment or vesting of any such benefits.

Section 5.14. Labor Matters. Parent is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Parent, nor does Parent know of any activities or proceedings of any labor union to organize any such employees.

Section 5.15. Business Activities. Since its organization, Parent has not conducted any business activities other than activities directed toward the accomplishment of a business combination. Except as set forth in the Parent’s organizational documents, there is no agreement, commitment, judgment, injunction, order or decree binding upon Parent or to which Parent is a party which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Parent, any acquisition of property by Parent or the conduct of business by Parent as currently conducted other than such effects, individually or in the aggregate, which have not had and could not reasonably be expected to have, a Parent Material Adverse Effect.

Section 5.16. Title to Property. Parent does not own or lease any real property or personal property. There are no options or other contracts under which Parent has a right or obligation to acquire or lease any interest in real property or personal property.

Section 5.17. Taxes.

(a) Parent has timely filed all Tax Returns required to be filed by Parent with any Tax authority prior to the date hereof, except such Tax Returns which are not material to Parent. All such Tax Returns are true, correct and complete in all material respects. Parent has paid all Taxes shown to be due on such Tax Returns.

(b) All Taxes that Parent is required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper governmental authorities to the extent due and payable.

(c) Parent has not been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against Parent, nor has Parent executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

(d) No audit or other examination of any Tax Return of Parent by any Tax authority is presently in progress, nor has Parent been notified of any request for such an audit or other examination.

(e) No adjustment relating to any Tax Returns filed by Parent has been proposed in writing, formally or informally, by any Tax authority to Parent or any representative thereof.

(f) Parent has no liability for any material unpaid Taxes which have not been accrued for or reserved on Parent’s balance sheets included in the audited financial statements for the most recent fiscal year ended, whether asserted or unasserted, contingent or otherwise, which is material to Parent, other than any liability for unpaid Taxes that may have accrued since the end of the most recent fiscal year in connection with the operation of the business of Parent in the ordinary course of business, none of which is material to the business, results of operations or financial condition of Parent.

Section 5.18. Environmental Matters. Except for such matters that, individually or in the aggregate, are not reasonably likely to have a Parent Material Adverse Effect: (i) Parent has complied with all applicable Environmental Laws; (ii) Parent is not subject to liability for any Hazardous Substance disposal or contamination on any third party property; (iii) Parent has not been associated with any release or threat of release of any Hazardous Substance; (iv) Parent has not received any notice, demand, letter, claim or request for information alleging that Parent may be in violation of or liable under any Environmental Law; and (v) Parent is not subject to any orders, decrees, injunctions or other arrangements with any Governmental Entity or subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances.

Section 5.19. Brokers. Except with respect to the payment of deferred underwriting discounts upon consummation of a business combination, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby.

Section 5.20. Intellectual Property. Parent does not own, license or otherwise have any right, title or interest in any material Intellectual Property, except non-exclusive rights to the name “Fortissimo.”

Section 5.21. Agreements, Contracts and Commitments.

(a) Except as set forth in the Parent SEC Reports filed prior to the date of this Agreement, other than confidentiality and non-disclosure agreements, there are no contracts, agreements, leases, mortgages, indentures, notes, bonds, liens, license, permit, franchise, purchase orders, sales orders or other understandings, commitments or obligations (including without limitation outstanding offers or proposals) of any kind, whether written or oral, to which Parent is a party or by or to which any of the properties or assets of Parent may be bound, subject or affected, which either (a) creates or imposes a liability greater than $250,000, or (b) may not be cancelled by Parent on less than 30 days’ or less prior notice (“Parent Contracts”).

(b) Each Parent Contract was entered into at arms’ length and in the ordinary course, is in full force and effect and is valid and binding upon and enforceable against each of the parties thereto.

(c) Neither Parent nor, to the knowledge of Parent, any other party thereto is in breach of or in default under, and no event has occurred which with notice or lapse of time or both would become a breach of or default under, any Parent Contract, and no party to any Parent Contract has given any written notice of any claim of any such breach, default or event, which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect on Parent. Each agreement, contract or commitment to which Parent is a party or by which it is bound that has not expired by its terms is in full force and effect, except where such failure to be in full force and effect is not reasonably likely to have a Parent Material Adverse Effect.

Section 5.22. Insurance. Except for directors’ and officers’ liability insurance, Parent does not maintain any insurance policies.

Section 5.23. Interested Party Transactions. Except as set forth in the Parent SEC Reports filed prior to the date of this Agreement, no employee, officer, director or stockholder of Parent or a member of his or her immediate family is indebted to Parent nor is Parent indebted (or committed to make loans or extend or guarantee credit) to any of them, other than reimbursement for reasonable expenses incurred on behalf of Parent. To Parent’s Knowledge, none of such individuals has any direct or indirect ownership interest in any Person with whom Parent is affiliated or with whom Parent has a material contractual relationship, or any Person that competes with Parent, except that each employee, stockholder, officer or director of Parent and members of their respective immediate families may own less than 5% of the outstanding stock in publicly traded companies that may compete with Parent. To Parent’s Knowledge, no officer, director or stockholder or any member of their immediate families is, directly or indirectly, interested in any material contract with Parent (other than such contracts as relate to any such individual ownership of capital stock or other securities of Parent).

Section 5.24. Indebtedness. Parent has no indebtedness for borrowed money.

Section 5.25. Over-the-Counter Bulletin Board Quotation. Parent Common Stock is quoted on the Over-the-Counter Bulletin Board (“OTC BB”). There is no action or proceeding pending or, to Parent's Knowledge, threatened against Parent by Nasdaq or NASD, Inc. (“NASD”) with respect to any intention by such entities to prohibit or terminate the quotation of Parent Common Stock on the OTC BB.

Section 5.26. Governmental Filings. Parent has been granted and holds, and has made, all Governmental Actions/Filings necessary to the conduct by Parent of its business (as presently conducted) or used or held for use by Parent, and true, complete and correct copies of which have heretofore been delivered to the Company. Each such Governmental Action/Filing is in full force and effect and will not expire prior to December 31, 2008, and Parent is in compliance with all of its obligations with respect thereto. No event has occurred and is continuing which requires or permits, or after notice or lapse of time or both would require or permit, and consummation of the transactions contemplated by this Agreement or any ancillary documents will not require or permit (with or without notice or lapse of time, or both), any modification or termination of any such Governmental Actions/Filings except such events which, either individually or in the aggregate, would not have a Parent Material Adverse Effect.

Section 5.27. Representations and Warranties Complete. None of the representations or warranties made by the Parent herein, or certificate furnished by the Parent pursuant to this Agreement, when all such documents are read together in their entirety, contains or will contain at the Closing Date any untrue statement of a material fact, or omits or will omit at the Closing Date to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

ARTICLE VI.
COVENANTS

Section 6.01. Conduct of Business by the Company Pending the Closing. The Company, for itself, Blacklist and the Company Subsidiary, and Parent each agrees that, between the date of this Agreement and the Closing Date, except as set forth in this Agreement or unless the other party shall otherwise agree in writing, (x) its business shall be conducted only in, and it shall not take any action except in, the ordinary course of business consistent with past practice and (y) it shall use its reasonable efforts to keep available the services of such of the current officers, significant employees and consultants and to preserve its current relationships with such of the corporate partners, customers, suppliers and other Persons with which it has significant business relations in order to preserve substantially intact its business organization. By way of amplification and not limitation, neither the Company nor Parent shall, between the date of this Agreement and the Closing Date, directly or indirectly, do, or agree to do, and the Company will cause Blacklist and the Company Subsidiary not to do or agree to do, any of the following without the prior written consent of the other party:

(a) amend or otherwise change its Organizational Documents;

(b) (i) issue or sell or authorize the issuance or sale of any shares of capital stock of any class, or securities convertible into or exchangeable or exercisable for any shares of such capital stock, or any options, warrants or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interest); or (ii) pledge, dispose of, grant, transfer, lease, license, guarantee or encumber, or authorize the pledge, disposition, grant, transfer, lease, license or encumbrance of any property or assets, except sales of inventory in the ordinary course of business consistent with past practice;

(c) (i) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any interest in any corporation, partnership, other business organization or Person or any division thereof; (ii) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any Person for borrowed money or make any loans or advances material to its business, assets, liabilities, financial condition or results of operations; (iii) terminate, cancel or request any material change in, or agree to any material change in, any Material Contract or License Agreement; (iv) make or authorize any capital expenditure, other than, with respect to the Company, capital expenditures in the ordinary course of business consistent with past practice that have been budgeted for fiscal year 2007 and disclosed to Parent in the Company Disclosure Schedule and that are not, in the aggregate, in excess of $150,000 for the Company; or (v) enter into or amend any contract, agreement, commitment or arrangement that, if fully performed, would not be permitted under this Section 6.01(c), other than, with respect to the Company, any contract, agreement, commitment or arrangement to lease property or incur indebtedness in connection with the establishment of new offices of the Company in Los Angeles, California and London, United Kingdom;

(d) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock, other than as described in Section 6.22 below;

(e) reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock;

(f) amend the terms of, repurchase, redeem or otherwise acquire, any of its securities or propose to do any of the foregoing;

(g) with respect to the Company, Blacklist and the Company Subsidiary only: (i) increase the compensation payable or to become payable to its directors, officers, consultants or employees, other than to increase the salary of a director, officer, consultant or employee consistent with past practice and not in excess of 20% of the salary paid to such director, officer, consultant or employee during the prior fiscal year; (ii) grant any rights to severance or termination pay to its directors, officers, consultants or employees; or (iii) enter into any employment or severance agreement which provides benefits upon a change in control of the Company that would be triggered by the transactions contemplated hereby with, any director, officer, consultant or other employee of the Company, Blacklist or the Company Subsidiary, in each case who is not currently entitled to such benefits; (iv) establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer, consultant or employee of the Company, Blacklist or the Company Subsidiary, except to the extent required by applicable Law or the terms of a collective bargaining agreement; or (v) enter into or amend any contract, agreement, commitment or arrangement between the Company, Blacklist or the Company Subsidiary and any of the Company’s directors, officers, consultants or employees;

(h) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice, and with respect to the Company only, such payment of liabilities reflected or reserved against on the audited consolidated balance sheet of the Company dated as of December 31, 2006 previously presented to Parent and only to the extent of such reserves;

(i) make any change with respect to its accounting policies, principles, methods or procedures, including, without limitation, revenue recognition policies, other than as required by GAAP;

(j) make any Tax election, settle or compromise any Tax liability, or make any application for, negotiate or receive a Tax ruling or arrangement, whether or not in connection with the Mergers, on its own behalf or on behalf of any of its shareholders in connection with the Mergers, in each case, except as explicitly contemplated in this Agreement;

(k) cancel or terminate any insurance policy naming it as a beneficiary or a loss payee, except in the ordinary and usual course of business;

(l) maintain its books and records in a manner not consistent with past business practices;

(m) take any action which would materially adversely affect the goodwill of its suppliers, customers and others with whom it has business relations;

(n) fail to pay and perform all of its debts, obligations and liabilities as and when due and all leases, agreements, contracts and other commitments to which it is a party in accordance with the terms and provisions thereof;

(o) fail to comply in all material respects with all Laws that may be applicable to its business; or

(p) authorize or enter into any formal or informal agreement or otherwise make any commitment to do any of the foregoing or to take any action which would make any of its representations or warranties contained in this Agreement untrue or incorrect or prevent it from performing or cause it not to perform its covenants hereunder or result in any of the conditions to the Closing set forth herein not being satisfied.

Section 6.02. Notices of Certain Events. Each of Parent and the Company shall give prompt notice to the other of (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated hereby; (ii) any notice or other communication from any Governmental Entity in connection with the transactions contemplated hereby; (iii) any actions, suits, claims, investigations or proceedings commenced or, to its Knowledge, threatened (in each case, after the date hereof) against, relating to or involving or otherwise affecting Parent or the Company, or that relate to the consummation of the transactions contemplated hereby; (iv) the occurrence of a default or event that, with the giving of notice or lapse of time or both, will become a default under any Material Contract; and (v) any change that could reasonably be expected to have a Parent Material Adverse Effect or a Company Material Adverse Effect, or to delay or impede the ability of Parent, the Company or any of the Stockholders to perform their respective obligations under this Agreement and to effect the consummation of the transactions contemplated hereby.

Section 6.03. Access to Information; Confidentiality.

(a) Except as required pursuant to any confidentiality agreement or similar agreement or arrangement to which Parent or the Company is a party or pursuant to applicable Law or the regulations or requirements of any stock exchange or other regulatory organization with whose rules a party hereto is required to comply, from the date of this Agreement to the Closing Date, Parent and the Company shall (i) provide to the other (and its officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives

(collectively, “Representatives”)) access at reasonable times upon reasonable prior notice to its officers, employees, agents, properties, offices and other facilities and to the books and records thereof, and (ii) furnish reasonably promptly such information concerning its business, properties, contracts, assets, liabilities and personnel as the other party or its Representatives may reasonably request. No investigation conducted pursuant to this Section 6.03 shall affect or be deemed to modify any representation or warranty made in this Agreement.

(b) The parties hereto shall comply with, and shall cause their respective Representatives to comply with, all of their respective obligations under the Confidentiality Agreement with respect to the information disclosed pursuant to this Section 6.03 or pursuant to the Confidentiality Agreement. The Stockholders hereby agree to be bound by the terms of the Confidentiality Agreement as if they were parties thereto.

Section 6.04. No Solicitation of Transactions.

(a) Prior to October 11, 2008, the Company and the Stockholders shall not, directly or indirectly, and shall cause the Company’s Representatives not to, directly or indirectly, solicit, initiate or encourage (including by way of furnishing nonpublic information), any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to the Stockholders) that constitutes, or may reasonably be expected to lead to, any Competing Transaction, or enter into or maintain or continue discussions or negotiate with any Person in furtherance of such inquiries or to obtain a Competing Transaction, or agree to or endorse any Competing Transaction, or authorize or permit any of the Company’s Representatives to take any such action. Any violation of the restrictions set forth in this Section 6.04 by any Representative of the Company, whether or not such Person is purporting to act on behalf of the Company or otherwise, shall be deemed to be a breach of this Section 6.04 by the Company. The Company shall notify Parent promptly if any proposal or offer, or any inquiry or contact with any Person with respect thereto, regarding a Competing Transaction is made, such notice to include the identity of the Person making such proposal, offer, inquiry or contact, and the terms of such Competing Transaction, and shall keep Parent apprised, on a current basis, of the status of such Competing Transaction. The Company immediately shall cease and cause to be terminated all existing discussions or negotiations with any parties conducted heretofore with respect to a Competing Transaction. The Company shall not release any third party from, or waive any provision of, any confidentiality or standstill agreement to which it is a party.

(b) In the event that the Company breaches the provisions of this Section 6.04, the parties hereto agree that, due to the irreparable harm this may cause the Parent, in addition to any other remedies available to it under law, Parent shall be entitled to seek injunctive relief against the threatened breach of this Agreement. Notwithstanding the foregoing, in the event that the Company breaches the provisions of this Section 6.04 and closes any Competing Transaction which is the subject of such breach at any time prior to October 11, 2008, then the Company shall pay to Parent the sum of $2,000,000, which payment shall be due and payable within one (1) Business Day following the closing of such Competing Transaction, plus any out-of-pocket expenses incurred by Parent prior to such date, as liquidated damages and not as a penalty amount, and in lieu of any other right or remedy that Parent may have against the other parties to this Agreement for such breach.

Section 6.05. Further Action; Consents; Filings.

(a) Upon the terms and subject to the conditions hereof, each of the parties hereto shall use commercially reasonable efforts to (i) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the transactions contemplated hereby, (ii) obtain from Governmental Entities any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by Parent or the Company in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and (iii) make all necessary filings, and thereafter make any other required or appropriate submissions, with respect to this Agreement and the transactions contemplated hereby required under any applicable Laws. The parties hereto shall cooperate and consult with each other in connection with the making of all such filings.

(b) Each of the Company and Parent will give any notices to third Persons, and use commercially reasonable efforts to obtain any consents from third Persons necessary, proper or advisable (as determined in good faith by Parent with respect to such notices or consents to be delivered or obtained by the Company) to consummate the transactions contemplated by this Agreement.

Section 6.06. Certain Tax Matters.

(a) Transfer Taxes. All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement, shall be paid by the Stockholders when due, and the Stockholders will, at their own expense, file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees, and, if required by applicable law, Parent will, and will cause its Affiliates to, join in the execution of any such Tax Returns and other documentation.

(b) Tax Returns. The following provisions shall govern the allocation of responsibility as between Parent and the Stockholders for certain Tax matters following the Closing Date:

(i)	The Parent shall prepare and timely file or shall cause to be prepared and timely filed all Tax Returns of the Company, Blacklist and the Company Subsidiary, provided, however, that the Stockholders’ Representative shall be responsible for any partnership Tax Returns of Blacklist for taxable periods ending on or before the Closing Date. The Parent shall permit the Stockholders’ Representative, at its expense, an opportunity to review and make reasonable comment on any such Tax Returns prior to filing if the payment of the Tax shown as due and payable on such Tax Return would give rise to an indemnification obligation by the Stockholders pursuant to Article IX. The Parent agrees to consider reasonable comments provided by the Stockholders’ Representative to Parent within seven (7) days after receipt of such draft or pro forma Tax Return. The Parent shall not be required to delay, or cause to be delayed, the filing of such Tax Return pending resolution of any dispute arising with respect such Tax Return. Within five (5) days after receiving a written request from the Parent, the Stockholders shall pay to the Parent an amount equal to any Taxes shown on such Tax Returns that relate to the operations of the Company, Blacklist or the Company Subsidiary for any period ending (or deemed pursuant to Section 6.06(b)(iii) to end) on or before the Closing Date.
(ii)	The Parent and the Stockholders agree that if the Company, Blacklist or the Company Subsidiary is permitted but not required under applicable foreign, state or local Tax laws to treat the Closing Date as the last day of a taxable period, the Parent and the Stockholders shall treat such day as the last day of a taxable period.
(iii)	The portion of any Taxes for a taxable period beginning before and ending after the Closing allocable to the portion of such period ending on the Closing Date shall be deemed to equal (A) in the case of Taxes that (x) are based upon or related to income or receipts or (y) imposed in connection with any sale or other transfer or assignment of property, other than Taxes described in Section 6.06(a), the amount which would be payable if the taxable year ended with the Closing Date, and (B) in the case of other Taxes imposed on a periodic basis (including property Taxes), the amount of such Taxes for the entire period multiplied by a fraction the numerator of which is the number of calendar days in the period ending with the Closing Date and the denominator of which is the number of calendar days in the entire period. For purposes of Section 6.06(b)(iii)(A) any exemption, deduction, credit or other item that is calculated on an annual basis shall be allocated pro rata per day between the period ending on the Closing Date and the period beginning the day after the Closing Date.
(iv)	Parent and the Stockholders further agree, upon request, to use their reasonable efforts to obtain any certificate or other document from any governmental authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including, but not limited to, with respect to the transactions contemplated hereby).

(c) Cooperation on Tax Matters. Parent, the Company and the Stockholders shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns pursuant to this Section and any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other party’s request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Parent and the Stockholders agree (A) to retain all books and records with respect to Tax matters pertinent to the Company, the Company Subsidiary and Blacklist relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by Parent or the Stockholders, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (B) to give the other party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the other party so requests, the Parent or the Stockholders, as the case may be, shall allow the other party to take possession of such books and records.

(d) Tax Audits. Parent shall have the sole right to represent the interests of the Company, Blacklist and the Company Subsidiary in all Tax audits or administrative or court proceedings, provided, however, that Parent shall have no obligation to represent the interests of Blacklist with respect to any partnership proceeding for taxable periods ending on or before the Closing Date. If any taxing authority asserts a claim, makes an assessment or otherwise disputes or affects any Tax for which the Stockholders are responsible hereunder Parent shall, promptly upon receipt by Parent or the Company of written notice thereof, inform the Stockholders’ Representative thereof. The failure of Parent or the Company or their Affiliates timely to forward such notification in accordance with the immediately preceding sentence shall not relieve the Stockholders of their obligation to pay such liability for Taxes except and to the extent that the failure timely to forward such notification actually prejudices the ability of the Stockholders to contest such liability for Taxes or increases the amount of such Taxes. The Stockholders’ Representative shall have the right to participate, at the Stockholders’ expense, in any Tax audit or administrative or court proceeding relating to taxable periods of the Company which end on or before the Closing Date if the results of such Tax audit or proceeding could reasonably be expected to give rise to an indemnification obligation by the Stockholders’ hereunder for Taxes; provided, that the Stockholders’ Representative must provide written notice to the Parent of its participation within thirty (30) days of receiving notice from the Parent of such proceeding; and provided, further, the Parent shall not settle or compromise such Tax audit or administrative or court proceeding without the written consent of the Stockholders’ Representative, which consent shall not be unreasonably withheld or delayed.

(e) Withholding. Notwithstanding any other provision in this Agreement, the Parent and the Company shall have the right to deduct and withhold Taxes from any payments to be made hereunder if such withholding is required by law and to collect any necessary Tax forms, including Form W-9 or the appropriate series of Form W-8, as applicable, or any similar information, from the Stockholders and any other recipients of payments hereunder. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been delivered and paid to the Stockholders or other recipient of payments in respect of which such deduction and withholding was made.

(f) Plan of Reorganization. The parties hereto intend that the Subsidiary Merger and the Upstream Merger, considered together as a single integrated transaction for United States federal income tax purposes, shall constitute a reorganization within the meaning of Section 368(a)(1)(A) of the Code. The parties hereto adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Income Tax Regulations. The parties are not aware of any facts or circumstances that would preclude the Subsidiary Merger and the Upstream Merger, considered together as a single integrated transaction for United States federal income tax purposes, from qualifying for treatment as a reorganization for U.S. federal income tax purposes and have not and will not take any actions inconsistent with such treatment.

(g) Tax Treatment of Indemnity Payments. The Stockholders and Parent agree to treat any indemnity payment made pursuant to Article IX as an adjustment to the purchase price for federal, state, local and foreign income tax purposes.

(h) Tax Sharing Agreements. All tax sharing agreements or similar agreements with respect to or involving the Company, Blacklist or the Company Subsidiary shall be terminated as of the Closing Date and, after the Closing Date, none of the Company, Blacklist or the Company Subsidiary shall be bound thereby or have any liability thereunder.

(i) Tax Treatment of Blacklist Interests Purchase; Allocation of Blacklist Interests Amount. Each of Parent, the Company and the Members agree to treat the sale by the Members of Blacklist of all of the equity interests in Blacklist to Parent as a taxable sale of the assets of Blacklist (the “Blacklist Assets”) to Parent for federal income tax purposes. Each of the Members will include any income, gain, loss or deduction resulting from the taxable transfer of the Blacklist Assets on such Member’s Tax Return to the extent required by applicable Law and the Members shall pay or cause to be paid any Taxes imposed as a result of such asset transfer. Attached hereto as Schedule 6.06(i) is a schedule allocating the Blacklist Interests Amount, any assumed liabilities of Blacklist and other relevant items among the Blacklist Assets pursuant to Section 1060 of the Code and the regulations thereunder and comparable provisions of state and local law (the “Allocation Schedule”). The Allocation Schedule shall be final and binding on the parties for Tax and financial accounting purposes, the parties shall file all Tax Returns in a manner consistent with such Allocation Schedule and no party shall take any position that is inconsistent with the Allocation Schedule in any audit, examination or other proceeding relating to Taxes.

Section 6.07. Public Announcements. Until the earlier of termination of this Agreement or the Closing Date, the Parent, on the one hand, and the Company and the Stockholders, on the other hand, will consult with each other before issuing any press release or otherwise making any public statements with respect to the Agreement or the transactions contemplated hereby and shall not issue any such press release or make any such public statement that is not approved by the other party, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, nothing contained in this Section shall impair either Party’s compliance with any Law applicable to it, or any requirements of the SEC or the national securities exchange or other stock market on which such Party’s securities are traded; and, provided further, that Parent may issue external media and investor communications related to the transactions contemplated by this Agreement if such external media or investor communications are in accordance with Parent’s past practice for disclosures related to similar transactions.

Section 6.08. Proxy Statement; Parent Stockholders’ Meeting.

(a) As promptly as practicable after the execution of this Agreement, Parent will prepare and file the Proxy Statement with the SEC. The Proxy Statement will include the information required under applicable Law for the purpose of soliciting proxies of the stockholders of Parent to vote in favor of (i) the approval of this Agreement, the Mergers and the Interests Purchase; (ii) the change of the name of Parent to “Psyop, Inc.”; (iii) an amendment to Parent’s Certificate of Incorporation to increase the number of authorized shares of Parent Common Stock to 40,000,000; (iv) an amendment to Parent’s Certificate of Incorporation to make Parent’s corporate existence perpetual and to delete therefrom provisions that will no longer be applicable upon consummation of the Subsidiary Merger; (v) the election of directors; (vi) the approval of an equity incentive plan for the benefit of the employees of and consultants to the Surviving Corporation as well as for the benefit of employees, consultants and directors of Parent, in an amount not to exceed 9.4% of the outstanding share capital of Parent immediately following the Closing; and (vii) an adjournment proposal to permit further solicitation and the vote of proxies if, based upon the tabulated vote at the time of the meeting with respect to which the Proxy Statement is delivered to Parent’s stockholders, Parent is not authorized to consummate the Mergers and the Interests Purchase. In connection therewith, the Company will provide to Parent as soon as practicable after the date hereof audited financial statements in accordance with applicable SEC rules and regulations. The Company and its counsel shall be given the opportunity to review and comment on the preliminary Proxy Statement and all amendments thereto prior to their being filed with the SEC. Parent will respond to any comments of the SEC, and Parent will use its commercially reasonable efforts to mail the Proxy Statement to its stockholders at the earliest practicable time. As promptly as practicable after the execution of this Agreement, the Company and Parent will prepare and file any other filings required under the Exchange Act, the Securities Act, or any other federal, foreign or blue sky laws relating to the Mergers and the transactions contemplated by this Agreement, (collectively, the “Other Filings”). Each party will notify the other party promptly upon the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff or any other governmental officials for amendments or supplements to the Proxy Statement or any Other Filing or for additional information and will supply the other party with copies of all correspondence between such party or any of its representatives, on the one hand, and the SEC, or its staff or other government officials, on the other hand, with respect to the Proxy

Statement, the Mergers or any Other Filing. The Proxy Statement and the Other Filings will comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement or any Other Filing, the Company or Parent, as the case may be, will promptly inform the other party of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to shareholders of the Company and Parent, such amendment or supplement. The proxy materials will be sent to the stockholders of Parent for the purpose of soliciting proxies from holders of Parent Common Stock to vote in favor of the adoption of this Agreement and the approval of the Mergers (“Parent Stockholder Approval”) at the Parent Stockholders’ Meeting. Such proxy materials shall be in the form of a proxy statement to be used for the purpose of soliciting such proxies from holders of Parent Common Stock.

(b) As soon as practicable following its approval by the SEC, Parent shall distribute the Proxy Statement to the holders of Parent Common Stock and, pursuant thereto, shall call the Parent Stockholders’ Meeting in accordance with the DGCL the other provisions of this Agreement, solicit proxies from such holders to vote in favor of the adoption of this Agreement and the approval of the Mergers and the other matters presented to the stockholders of Parent for approval or adoption at the Parent Stockholders’ Meeting, including, without limitation, the matters described Section 6.08(a).

(c) Parent shall comply with all applicable provisions of and rules under the Exchange Act and all applicable provisions of the DGCL in the preparation, filing and distribution of the Proxy Statement, the solicitation of proxies thereunder, and the calling and holding of the Parent Stockholders’ Meeting. Without limiting the foregoing, Parent shall ensure that the Proxy Statement does not, as of the date on which it is distributed to the holders of Parent Common Stock, and as of the date of the Parent Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading (provided that Parent shall not be responsible for the accuracy or completeness of any information relating to the Company or any other information furnished by the Company for inclusion in the Proxy Statement). The Company represents and warrants that the information relating to the Company supplied by the Company for inclusion in the Proxy Statement will not as of date of its distribution to the holders of Parent Common Stock (or any amendment or supplement thereto) or at the time of the Parent Stockholders’ Meeting contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omits to state any material fact required to be stated therein or necessary in order to make the statement therein not false or misleading.

(d) Parent, acting through its board of directors, shall include in the Proxy Statement the recommendation of its board of directors that the holders of Parent Common Stock vote in favor of the adoption of this Agreement, the approval of the Mergers and the approval of the other proposals to be presented for consideration at the Parent Stockholders’ Meeting, and shall otherwise use reasonable best efforts to obtain the Parent Stockholder Approval.

Section 6.09. Other Actions.

(a) At least five (5) days prior to Closing, Parent shall prepare a draft Form 8-K announcing the Closing, together with, or incorporating by reference, the financial statements prepared by the Company and its accountant, and such other information that may be required to be disclosed with respect to the Mergers in any report or form to be filed with the SEC (the “Merger Form 8-K”), which shall be in a form reasonably acceptable to the Company and in a format acceptable for EDGAR filing. Prior to Closing, Parent and the Company shall prepare the press release announcing the consummation of the Mergers hereunder (the “ Press Release”). No later than four Business Days after the Closing, Parent shall file the Merger Form 8-K with the SEC and distribute the Press Release.

(b) The Company and Parent shall further cooperate with each other and use their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and applicable laws to consummate the Mergers and the other transactions contemplated hereby as soon as practicable, including preparing and filing as soon as practicable all documentation to effect all necessary notices, reports and other filings and to obtain as soon as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party (including the respective independent accountants of the Company and Parent) and/or any Governmental Entity in order to consummate the Mergers or any of the other transactions contemplated hereby. Subject to applicable laws relating to the exchange of information and the preservation of any applicable attorney-client privilege, work-product doctrine, self-audit privilege or other similar privilege, each of the Company and Parent shall have the right to review and comment on in advance, and to the extent practicable each will consult the other on, all the information relating to such party that appears in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Mergers and the other transactions contemplated hereby. In exercising the foregoing right, each of the Company and Parent shall act reasonably and as promptly as practicable.

(c) The Company and Parent shall further cooperate with each other and use their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part, subject to compliance with the applicable rules of whichever exchange Parent shall seek the listing of its shares following the closing of the Subsidiary Merger, to have its Board of Directors consist of seven (7) persons: three (3) directors selected by the Company, at least one of whom is an independent director under the applicable rules of the SEC and whichever exchange Parent shall seek the listing of its shares following the closing of the Subsidiary Merger; two (2) directors selected by Parent, at least one of whom is an independent director under the applicable rules of the SEC and whichever exchange Parent shall seek the listing of its shares following the closing of the Merger; and two (2) directors jointly selected by Parent and Company, each of whom is an independent director under the applicable rules of the SEC and whichever exchange Parent shall seek the listing of its shares following the closing of the Mergers.

(d) As soon as practicable following the Closing, Parent will establish an equity incentive plan for the benefit of the employees of and consultants to the Surviving Corporation as well as for the benefit of employees, consultants and directors of Parent, in an amount not to exceed 9.4% of the outstanding share capital of Parent immediately following the Closing.

Section 6.10. Required Information. In connection with the preparation of the Merger Form 8-K and Press Release, and for such other reasonable purposes, the Company and Parent each shall, upon request by the other, furnish the other with all information concerning themselves, their respective directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Merger, or any other statement, filing, notice or application made by or on behalf of the Company and Parent to any third party and/or any Governmental Entity in connection with the Mergers and the other transactions contemplated hereby. Each party warrants and represents to the other party that all such information shall be true and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

Section 6.11. Listing. Parent shall use its best efforts to obtain the listing of the Parent Common Stock on the Nasdaq Capital Market as soon as practicable following the Closing, provided, however, that if Parent does not meet the listing requirements for the Nasdaq Capital Market at the time of the Closing, this obligation shall not take effect until such time as Parent does meet such listing requirements.

Section 6.12. Registration. No later than 11 months following the Closing Date, Parent will use its best efforts to prepare and file with the SEC a registration statement on Form S-3 or, if Form S-3 is not available to Parent, another form that can be used for such purposes (the “Registration Statement”) covering the resale to the public by the Stockholders of the shares of Parent Common Stock issuable pursuant to the Merger Agreement and not forfeited pursuant to the Restricted Stock Agreements (the “Registrable Shares”). Parent shall respond to any comments of the SEC and shall use its best efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filings. Parent shall use its best efforts to keep such Registration Statement effective for a period commencing on the date on which the SEC declares such Registration Statement effective and ending on the earliest of (i) the first date upon which all of the Registrable Securities have been sold pursuant to such Registration Statement or (ii) the date upon which all of the Registrable Securities first become eligible for resale pursuant to Rule 144 under the Securities Act without restriction.

Section 6.13. No Claim Against Trust Fund. The Company acknowledges that, if the transactions contemplated by this Agreement are not consummated by October 11, 2008, Parent will be obligated to return to its stockholders the amounts being held in the Trust Fund. Accordingly, the Company hereby waives all rights against Parent to collect from the Trust Fund any moneys that may be owed to them by Parent for any reason whatsoever, including but not limited to a breach of this Agreement by Parent or any negotiations, agreements or understandings with Parent, and will not seek recourse against the Trust Fund for any reason whatsoever.

Section 6.14. No Securities Transactions. Neither the Company nor any of its affiliates, directly or indirectly, shall engage in any transactions involving the securities of Parent prior to the time of the making of a public announcement of the transactions contemplated by this Agreement. The Company shall use its best efforts to require each of its officers, directors, employees, agents and representatives to comply with the foregoing requirement.

Section 6.15. Disclosure of Certain Matters. The Company and the Stockholders will provide the Parent with prompt written notice of any event, development or condition that (a) would cause the Company’s or the Stockholders’ representations and warranties to become untrue or misleading or which may affect their ability to consummate the transactions contemplated by this Agreement, (b) had it existed or been known on the date hereof would have been required to be disclosed under this Agreement, (c) gives such party any reason to believe that any of the conditions set forth in Article VII will not be satisfied, (d) is of a nature that is or may be materially adverse to the operations, prospects or condition (financial or otherwise) of the Company, or (e) would require any amendment or supplement to the Proxy Statement. The Company and the Stockholders shall have the obligation to supplement or amend the Company Disclosure Schedule being delivered concurrently with the execution of this Agreement and annexed hereto with respect to any matter hereafter arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or described in the Company Disclosure Schedule. The obligations of the parties to amend or supplement the Company Disclosure Schedule being delivered herewith shall terminate on the Closing Date. Notwithstanding any such amendment or supplementation, for purposes of Sections 8.02(a), 9.02, 9.03(a)(i) and 10.01(d), the representations and warranties of the Company and the Stockholders shall be made with reference to the Company Disclosure Schedule as it exists at the time of execution of this Agreement, subject to such anticipated changes as are set forth in this Agreement, otherwise expressly contemplated by this Agreement or which are set forth in the Company Disclosure Schedule as it exists on the date of this Agreement.

Section 6.16. Company Actions. The Company shall use its best efforts to take such actions as are necessary to fulfill its obligations under this Agreement and to enable Parent and Merger Sub to fulfill their obligations hereunder.

Section 6.17. Stockholder Restrictions. Prior to the Effective Time, the Company shall cause each Stockholder to enter into the Lock-up and Trading Restriction Agreement. The certificates representing the shares of Parent Common Stock to be received by any Stockholder of the Company shall bear legends to the effect set forth in Section 7.02 of this Agreement, as well as legends indicating that such shares may not be transferred other than in compliance with the provisions of the Lock-up and Trading Restriction Agreement.

Section 6.18. Upstream Merger. Parent and the Company shall take all steps and actions as shall be required to cause the Surviving Corporation and Parent to consummate the Upstream Merger as set forth in Section 2.18.

Section 6.19. Proxy Statement. If at any time prior to the Effective Time, any event relating to the Company or any of its Affiliates, officers or directors should be discovered by the Company which should be set forth in a supplement to the Proxy Statement, the Company shall promptly inform Parent.

Section 6.20. 83(b) Elections. Each Stockholder shall make an election under Section 83(b) of the Code with respect to any shares subject to the Restricted Stock Agreements within thirty (30) days from the Closing Date and provide a signed copy of such election to the Parent.

Section 6.21. Operations in Israel. The Company hereby undertakes to use its best efforts to establish operations in Israel as soon as practicable following the closing of the transactions contemplated hereby.

Section 6.22. Dividend Payment. Notwithstanding any other provision in this Agreement, the Company may declare a dividend prior to the closing of the transactions contemplated hereby out of available cash on hand, assuming that there is adequate surplus for the payment of such dividend, the aggregate amount of such dividend to be equal to (a) the Company’s 2007 net income, minus (b) $520,000, assuming such figure is a positive number; provided, however, that 50% of such dividend shall be payable on the date following January 1, 2008 on which such dividend is declared, which such declaration may be based upon the Company’s unaudited financial statements for the 2007 fiscal year, and that the remaining 50% of such dividend shall be payable on the closing of the transactions contemplated by this agreement, which such amounts shall be based upon the Company’s audited financial statements for the 2007 fiscal year; and provided, further, that in no event shall the aggregate amount of such dividend exceed the Company’s net cash (defined as cash and cash equivalents less current liabilities) on the date of such dividend payment.

Section 6.23. 280G Approval. Prior to the Closing Date, the Company shall receive a written waiver from each “disqualified individual” (within the meaning of Section 280G(c) of the Code) of his or her right to any and all payments or other benefits that could be deemed “parachute payments” under Section 280G(b) of the Code (determined without regard to Sections 280G(b)(4) and 280G(b)(5) of the Code) if such payments are not approved by the Stockholders in a manner that satisfies the requirements of Section 280G(b)(5)(B) and any regulations (including proposed regulations) thereunder. After receipt of such written waivers and prior to the Closing Date, the Company shall solicit shareholder approval of any and all such payments or benefits in a manner that satisfies the requirements for the exemption under Section 280G(b)(5)(A)(ii) of the Code and any regulations (including proposed regulations) issued thereunder, including the Company's provision of adequate disclosure to all Stockholders of all material facts concerning all payments that, in the absence of such shareholder approval, could be classified as “parachute payments” to a “disqualified individual” under Section 280G of the Code. The Company shall provide such adequate disclosure to the Stockholders in a manner that satisfies Section 280G(b)(5)(B)(ii) of the Code and any regulations (including proposed regulations) issued thereunder. The form of waiver, solicitation of approval, and disclosure materials must be reasonably satisfactory to Parent, which shall have an opportunity to review such forms and materials before the waivers and approval are sought.

ARTICLE VII.
STOCK MATTERS

Section 7.01. Transfer of Shares. A holder of the shares of Parent Common Stock may transfer all or any part of his or its shares to any Affiliate of such holder; provided, that any such transfer shall be effected in full compliance with all applicable federal and state securities laws, including, but not limited to, the Securities Act, and further provided, that in any such case, it shall be a condition to any such transfer that the transferee execute an agreement stating that the transferee is receiving and holding the shares of Parent Common Stock subject to the provisions of this Agreement, and there shall be no further transfer of such shares except in accordance with this Agreement. Parent will effect such transfer of restricted certificates and will promptly amend the Prospectus forming a part of the Registration Statement to add the transferee to the selling stockholders in the Registration Statement; provided that the transferor and transferee shall be required to provide Parent with the information requested by Parent in this Agreement, information reasonably necessary for Parent to determine that the transfer was effected in accordance with all applicable federal and state securities laws, including, but not limited to, the Securities Act, and all other information reasonably requested by Parent from time to time in connection with any transfer, registration, qualification or compliance referred to in this Article VII.

Section 7.02. Restricted Securities, Stock Certificate Legend. The Stockholders acknowledge that the issuance by Parent of shares of Parent Common Stock to them hereunder has not and will not be registered under the Securities Act by reason of their contemplated issuance in transactions exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that such shares will be deemed “restricted securities” for purposes of the Securities Act. The Stockholders acknow- ledge that any certificate or certificates representing shares of Parent Common Stock issued pursuant to this Agreement shall bear the following legend, in addition to any legend that may be required by any Law or any other provisions of this Agreement:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR (ii) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.”

Section 7.03. Reservation of Stock. Parent shall at all times reserve and keep available out of its authorized but unissued shares of Parent Common Stock, solely for the purpose of issuance of the shares of Parent Common Stock hereunder, a sufficient number of shares of Parent Common Stock to issue such shares, and if at any time the number of authorized but unissued shares of Parent Common Stock shall not be sufficient to issue the shares of Parent Common Stock that Parent is required to issue pursuant to the terms of this Agreement, in addition to such other remedies as shall be available to the holders of the Company Capital Stock, Parent will use its reasonable efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Parent Common Stock to such number of shares as shall be sufficient for such purposes.

Section 7.04. No Stockholder Rights. Prior to the issuance of the shares of Parent Common Stock pursuant to the terms of this Agreement, the holders of the Company Capital Stock shall not be entitled, by virtue of this Agreement, to any rights of a stockholder of Parent, including (without limitation) the right to vote, receive dividends or other distributions or be notified of stockholder meetings, and except as otherwise provided herein, the holders of the Company Capital Stock shall not be entitled to any notice or other communication concerning the business or affairs of the Parent, except as required by Law.

Section 7.05. Compliance with Law or Stock Exchange. If at any time after Closing, any new Law, rule or regulation is enacted or promulgated by (i) any national securities exchange; or (ii) any federal or state securities authority having jurisdiction over Parent, which must be satisfied in the good faith determination of Parent as a condition of the issuance of any shares of Parent Common Stock pursuant to the terms of this Agreement, or if the consent or approval of a Governmental Entity to the issuance of any shares of Parent Common Stock must be obtained as a condition to such issuance, in whole or in part, then Parent may delay such issuance until such condition has been satisfied. Parent and the holders of the Company Capital Stock mutually agree to cooperate with one another to satisfy any such condition as promptly as possible and to provide any information, representations and agreements as are required for such purpose.

ARTICLE VIII.
CONDITIONS PRECEDENT

Section 8.01. Conditions Precedent to the Obligations of Each Party. The obligations of the parties hereto to consummate the transactions contemplated by this Agreement are subject to the satisfaction or, if permitted by applicable Law, waiver of the following conditions:

(a) no court of competent jurisdiction shall have issued or entered any order, writ, injunction or decree, and no other Governmental Entity shall have issued any order, which is then in effect and has the effect of making the transactions contemplated hereby illegal or otherwise prohibiting its consummation; and

(b) all consents, approvals and authorizations legally required to be obtained to consummate the transactions contemplated hereby shall have been obtained from all Governmental Entities, except where the failure to obtain any such consent, approval or authorization would not reasonably be expected to result in a Parent Material Adverse Effect or a Company Material Adverse Effect;

(c) the Parent Stockholder Approval shall have been duly approved and adopted by the stockholders of Parent by the requisite vote under the laws of the state of Delaware and the Parent’s organizational documents and an executed copy of an amendment to Parent's Certificate of Incorporation to change the existence of Parent to be perpetual shall have been filed with the Secretary of State of the State of Delaware to be effective as of the Closing; and

(d) holders of twenty percent (20%) or more of the shares of Parent Common Stock issued in Parent’s initial public offering of securities and outstanding immediately before the Closing shall not have exercised their rights to convert their shares into a pro rata share of the Trust Fund in accordance with Parent’s organizational documents.

Section 8.02. Conditions Precedent to the Obligation of Parent. The obligation of Parent to consummate the transactions contemplated by this Agreement is subject, at the option of Parent, to the satisfaction at or prior to the Closing Date of each of the following conditions:

(a) Accuracy of Representations and Warranties. The representations and warranties of the Company and each Stockholder contained in this Agreement or in any certificate or document delivered to Parent pursuant hereto shall be true and correct in all material respects (other than representations and warranties subject to “materiality” or “material adverse effect” qualifiers, which shall be true and correct in all respects) both when made and on and as of the Closing Date as though made at and as of the Closing Date (other than representations and warranties which address matters only as of a certain date which shall be so true and correct as of such certain date), and, if the Closing Date shall occur on a date other than the date hereof, the Company and each Stockholder shall have so certified to Parent in writing.

(b) Compliance with Covenants. The Company and each Stockholder shall have performed and complied in all material respects with all terms, agreements, covenants and conditions of this Agreement to be performed or complied with by it at or prior to the Closing Date, and, if the Closing Date shall occur on a date other than the date hereof, the Company and each Stockholder shall have so certified to Parent in writing.

(c) All Proceedings To Be Satisfactory. All proceedings to be taken by the Company and the Stockholders in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to Parent and its counsel, and Parent and said counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

(d) No Material Adverse Change. There shall not have occurred since the date of this Agreement any Company Material Adverse Effect, and the Company and each Stockholder shall have so certified to Parent in writing.

(e) Opinion of Counsel. Parent shall have received the opinion of Graubard Miller, counsel to the Company, in substantially the form of Exhibit D hereto.

(f) Consents and Approvals. The authorizations, consents, waivers and approvals set forth in Section 3.05(c) of the Company Disclosure Schedule shall have been duly obtained and shall be in form and substance satisfactory to counsel for Parent.

(g) SAS 100. Parent shall have received a review report, reasonably satisfactory in form and substance to Parent, from the Company’s independent public accountants, pursuant to Statement of Accounting Standards No. 100.

(h) Employment Agreements. Employment Agreements in substantially the form set forth in Exhibit B hereto and otherwise in form and substance satisfactory to Parent and its counsel shall have been executed and delivered by the Company and each of the employees of the Company listed on Section 8.02(i) of the Company Disclosure Schedule (the “Identified Employees”).

(i) Proprietary Rights, Non-Disclosure, Developments, Non-Competition and Non-Solicitation Agreements. Proprietary Rights, Non-Disclosure, Developments, Non-Competition and Non-Solicitation Agreement in substantially the form set forth in Exhibit E hereto and otherwise in form and substance acceptable to Parent and its counsel shall have been executed and delivered by Parent and each of the Company’s Stockholders.

(j) Escrow Agreement. The Stockholders’ Representative and the Escrow Agent shall have executed and delivered the Escrow Agreement, substantially in the form of Exhibit C hereto.

(k) Board Resignations. Parent shall have received from each Person who is, immediately prior to the Closing Date, a director of the Company or any of its Subsidiaries, his or her written resignation, effective as of the Closing Date, from such position.

(l) Termination of Agreements. All agreements among the Stockholders relating to the Company shall have been terminated and of no further force or effect as of the Closing Date.

(m) Lock-up and Trading Restriction Agreement of Stockholders. Each Stockholder shall have entered into a Lock-up and Trading Restriction Agreement with the Parent, substantially in the form of Exhibit F hereto.

(n) Supporting Documents. On or prior to the Closing Date, Parent and its counsel shall have received copies of the following supporting documents:

(i)	(A) the Certificate of Incorporation of the Company certified as of a recent date by the Secretary of State of the state in which the Company is incorporated and (B) a certificate of the Secretary of State of the state in which the Company is incorporated as to the due incorporation and existence of the Company;
(ii)	a certificate of the Secretary of the Company, dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the By-laws of the Company as in effect on the date of such certification; (B) that the Certificate of Incorporation of the Company have not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (i)(B) above and (C) the resolutions of the board of directors of the Company approving the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby;
(iii)	such additional supporting documents and other information with respect to the operations and affairs of the Company as Parent or its counsel may reasonably request; and
(iv)	a schedule of equity awards to be granted under the equity plan to be established by Parent pursuant to Section 6.09(d) hereof to employees of the Company who are not Stockholders in an aggregate amount not to exceed 1.4% of the outstanding share capital of the Parent immediately following the Closing.

All such documents shall be reasonably satisfactory in form and substance to Parent and its counsel.

(o) Restricted Stock Agreements. Each of the Stockholders shall have executed Restricted Stock Agreements, substantially in the form of Exhibit G hereto.

Section 8.03. Conditions Precedent to the Obligations of the Company and the Stockholders. The obligations of the Company and the Stockholders to consummate the transactions contemplated by this Agreement are subject, at the option of the Company and the Stockholders, to the satisfaction at or prior to the Closing Date of each of the following conditions:

(a) Accuracy of Representations and Warranties. The representations and warranties of Parent contained in this Agreement or in any certificate or document delivered to the Company and the Stockholders pursuant hereto shall be true and correct in all material respects (other than representations and warranties subject to “materiality” or “material adverse effect” qualifiers, which shall be true and correct in all respects) both when made and on and as of the Closing Date as though made at and as of the Closing Date (other than representations and warranties which address matters only as of a certain date which shall be so true and correct as of such certain date), and, if the Closing Date shall occur on a date other than the date hereof, Parent shall have so certified to the Company and the Stockholders in writing.

(b) Compliance with Covenants. Parent shall have performed and complied in all material respects with all terms, agreements, covenants and conditions of this Agreement to be performed or complied with by it at or prior to the Closing Date, and, if the Closing Date shall occur on a date other than the date hereof, Parent shall have so certified to the Company and the Stockholders in writing.

(c) All Proceedings to Be Satisfactory. All proceedings to be taken by Parent in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to the Company and the Stockholders and their respective counsel, and the Company and the Stockholders and said counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

(d) No Material Adverse Change. There shall not have occurred since the date of this Agreement any Parent Material Adverse Effect, and Parent shall have so certified to the Company in writing.

(e) Escrow Agreement. The Stockholders’ Representative and the Escrow Agent shall have executed and delivered the Escrow Agreement, substantially in the form of Exhibit C hereto.

(f) Trust Fund. Parent shall have made appropriate arrangements with the trustee holding the Trust Fund to have the Trust Fund, which shall contain no less than the amount referred to in Section 5.06, dispersed to Parent immediately upon the Closing.

(g) Opinion of Counsel. The Company shall have received the opinion of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Parent, in substantially the form of Exhibit H hereto.

ARTICLE IX.
INDEMNIFICATION

Section 9.01. Survival of Representations and Warranties. The representations and warranties set forth in Articles III, IV and V will survive until the one-year anniversary of the Closing Date, other than the representations and warranties set forth in Section 3.03 (Capitalization), Section 3.09 (Employee and Labor Matters), Section 3.12 (Environmental Matters), Section 3.14 (Taxes), and Section 4.03 (Title to Shares/Membership Interests), which shall survive until the expiration of the applicable statute of limitations. This Section 9.01 shall not limit any covenants or agreements of the parties hereto that by its terms contemplated performance after the Closing Date.

Section 9.02. Tax Indemnity.

(a) The Stockholders jointly and severally agree to and will indemnify, defend and hold harmless Parent, the Company, Blacklist and the Company Subsidiary, and their respective officers, directors, advisors, Affiliates, agents, employees and each Person, if any, who controls or may control Parent within the meaning of the Securities Act (the “Parent Indemnified Group”) from and against any and all Taxes incurred by, imposed upon or attributable to the Company, Blacklist or the Company Subsidiary or the assets thereof:

(i)	with respect to all taxable periods ending on or prior to the Closing Date;
(ii)	with respect to the portion of any taxable period treated as ending on the Closing Date pursuant to Section 6.06(b)(iii);
(iii)	described in Section 6.06(a);
(iv)	arising by reason of any breach or inaccuracy of any representation contained in Section 3.14 hereof or of any covenant or agreement of the Stockholders or the Company contained in Section 6.06 hereof;
(v)	by reason of being a successor in interest or transferee of another entity; and
(vi)	by reason of the liability of the Company pursuant to Treasury Regulation Section 1.1502 6(a) or any analogous or similar state, local or foreign law or regulation for any and all Taxes of any member of a consolidated, combined or unitary group of which the Company, Blacklist or the Company Subsidiary (or any predecessor) is or was a member prior to the Closing Date.

The Stockholders shall also pay and shall indemnify and hold harmless the members of the Parent Indemnified Group from and against any losses, damages, liabilities, obligations, deficiencies, costs and expenses (including, without limitation, reasonable expenses and fees for attorneys and accountants) (“Related Costs”) incurred in connection with the Taxes for which the Stockholders are responsible to indemnify the members of the Parent Indemnified Group pursuant to this Section 9.02(a) (or any asserted deficiency, claim, demand, action, suit, proceeding, judgment or assessment, including the defense or settlement thereof, relating to such Taxes) or the enforcement of this Section 9.02.

(b) For purposes of this Section 9.02, any interest, penalty or additional charge included in Taxes shall be deemed to be a Tax for the period to which the item or event giving rise to such interest, penalty or additional charge is attributable, and not a Tax for the period during which such interest, penalty or additional charge accrues.

(c) The indemnity provided for in this Section 9.02 shall be independent of any other indemnity provision hereof and, anything in this Agreement to the contrary notwithstanding, shall survive until sixty (60) days after the expiration of the applicable statutes of limitation, including any extensions thereof, for the Taxes referred to herein. Any Taxes and Related Costs subject to indemnification under this Section 9.02 shall not be subject to indemnification under Section 9.03 hereof. The provisions of Sections 9.03, 9.04 and 9.05 shall not apply to claims for indemnification made under this Section 9.02.

(d) Any payments required pursuant to the foregoing provisions of Section 9.02 shall be paid by the Stockholders out of their own personal funds or, if consented to by Parent, may be made as an offset against future contingent payments as more fully described in Exhibit A hereto.

Section 9.03. General Indemnity.

(a) Subject to the terms and conditions of this Article IX, the Stockholders agree to and will, jointly and severally, indemnify, defend and hold the Parent Indemnified Group harmless from and against all demands or claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties and reasonable attorneys’ fees and expenses (hereinafter collectively called “Damages”), asserted against, resulting to, imposed upon or incurred by the Company, the Company Subsidiary or Parent, by reason of, resulting from or arising out of:

(i)	a breach of any representation or warranty of the Company, the Company Subsidiary, Blacklist or any Stockholder contained in or made pursuant to this Agreement, or any facts or circumstances constituting such a breach, except as and to the extent that Section 9.02 above shall be applicable thereto, in which case the provisions of said Section 9.02 shall govern; and
(ii)	any breach of any covenant or agreement of the Company, the Company Subsidiary or any Stockholder contained in or made pursuant to this Agreement or the Escrow Agreement.

(b) Subject to the terms and conditions of this Article IX, Parent agrees to and will indemnify, defend and hold the Company (prior to the Closing Date) and the Stockholders (following the Closing Date) harmless from and against all Damages asserted against, resulting to, imposed upon or incurred by them by reason of or resulting from or arising out of (i) a breach of any representation or warranty of Parent contained in or made pursuant to this Agreement, or any facts or circumstances constituting such a breach, or (ii) any breach of any covenant or agreement of Parent contained in or made pursuant to this Agreement.

Section 9.04. Conditions of Indemnification. The respective obligations and liabilities of the Stockholders, on the one hand, and Parent, on the other hand (herein sometimes called the “indemnifying party”), to the other (herein sometimes called the “party to be indemnified” or the “indemnified party”) with respect to claims resulting from the assertion of liability by third parties shall be subject to the following terms and conditions:

(a) within 30 days after receipt of notice of commencement of any action or the assertion of any claim by a third party, the party to be indemnified shall give the indemnifying party written notice thereof together with a copy of such claim, process or other legal pleading (provided that failure so to notify the indemnifying party of the assertion of a claim within such period shall not affect its indemnity obligation hereunder except as and to the extent that such failure shall adversely affect the defense of such claim), and the indemnifying party shall have the right to undertake the defense thereof by representatives of its own choosing;

(b) in the event that the indemnifying party, by the 30th day after receipt of notice of any such claim (or, if earlier, by the tenth day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the Person asserting such claim), does not elect to defend against such claim, the party to be indemnified will (upon further notice to the indemnifying party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the indemnifying party, subject to the right of the indemnifying party to assume the defense of such claim at any time prior to settlement, compromise or final determination thereof;

(c) anything in this Section 9.04 to the contrary notwithstanding, (i) if there is a reasonable probability that a claim may materially and adversely affect the indemnified party other than as a result of money damages or other money payments, the indemnified party shall have the right, at its own cost and expense, to compromise or settle such claim, but (ii) the indemnified party shall not, without the prior written consent of the indemnifying party, settle or compromise any claim or consent to the entry of any judgment which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the indemnifying party a release from all liability in respect of such claim; and

(d) in connection with any such indemnification, the indemnified party will cooperate in all reasonable requests of the indemnifying party.

In the event that the “indemnifying party” or the “party to be indemnified” as described in this Section 9.04 is the Stockholders as a group, then any notices required to be given to or by, and all other actions or decisions required to be taken or made by, such “indemnifying party” or the “party to be indemnified” as provided in this Section 9.04, may be given to or by, or may be taken or made by, the Stockholders’ Representative.

Section 9.05. Threshold for Damages. Except in the case of Damages in respect of fraud, the representations set forth in Section 3.03 (Capitalization), Section 3.09 (Employee and Labor Matters), Section 3.12 (Environmental Matters), Section 3.14 (Taxes), Section 4.03 (Title to Shares/Membership Interests), Section 5.02 (Capitalization), Section 5.13 (Employee Benefit Plans), Section 5.17 (Taxes) and Section 5.18 (Environmental Matters), an Indemnified Person may not make a claim for Damages until the aggregate amount of claims by Indemnified Persons exceeds $500,000; provided, however, that once the aggregate amount of Damages of Indemnified Persons exceed such threshold amount, then the Indemnified Persons shall have the right to recover the full amounts due without regard to the threshold. In determining the amount of any Damage attributable to a breach, any materiality standard contained in a representation, warranty or covenant of the Stockholders or the Company shall be disregarded.

Section 9.06. Escrow Funds. On the Closing Date, Parent shall deliver the Cash Escrow Amount, the Stock Escrow Amount and the Stock Contingent Consideration to the Escrow Agent. The Cash Escrow Amount and the Stock Escrow Amount shall be held by the Escrow Agent in separate accounts under the Escrow Agreement pursuant to the terms set forth therein and shall be available to compensate the Parent Indemnified Group pursuant to the indemnification obligations of the Stockholders. Notwithstanding anything to the contrary in this Agreement, except in the case of fraud, criminal activity, intentional misrepresentation or intentional misconduct, the Cash Escrow Amount and the Stock Escrow Amount shall be the sole remedy and source of recovery by the Parent Indemnified Group in connection with any breach of any representation, warranty, covenant or agreement made by the Company or the Stockholders under this Agreement. The Cash Escrow Amount and the Stock Escrow Amount shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party, and shall be held and disbursed solely for the purposes and in accordance with the terms of the Escrow Agreement.

Section 9.07. Exclusive Remedy. Except in the case of fraud, criminal activity, intentional misrepresentation or intentional misconduct, the sole and exclusive monetary remedy for any breach or alleged breach of any representation, warranty, covenant or agreement in this Agreement or any Transaction Document shall be indemnification in accordance with this Article IX. Except as set forth above, and in furtherance of the foregoing, each party hereby waives, to the fullest extent permitted by applicable Law, any and all other rights, claims and causes of action (including rights of contribution, if any) known or unknown, foreseen or unforeseen, which exist or may arise in the future, that it may have against the Company, the Stockholders or Parent, as the case may be, arising under or based upon any federal, state or local Law.

ARTICLE X.
TERMINATION AND ABANDONMENT

Section 10.01. Termination. This Agreement may be terminated at any time prior to the Closing or on the Closing Date:

(a) by the mutual consent of the Company and Parent;

(b) by Parent, on the one hand, or the Company, on the other hand, if the Closing shall not have occurred on or before October 11, 2008, or such later date as may be agreed upon by the parties hereto, provided, however, that the right to terminate this Agreement under this clause (b) shall not be available to any party (a “Defaulting Party”) whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in the failure of the Closing to occur on or before such date;

(c) by either Parent or the Company if a Governmental Entity shall have issued an order, decree, judgment or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Business Combination, which order, decree, ruling or other action is final and nonappealable;

(d) by Parent, upon a breach of any representation, warranty, covenant or agreement on the part of the Company or any Stockholder set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, incomplete or incorrect, in either case such that the conditions set forth in Section 8.02 would not be satisfied (a “Terminating Company Breach”); provided, however, that if such Terminating Company Breach is curable by the Company through the exercise of its reasonable efforts within twenty (20) days and for so long as the Company continues to exercise such reasonable efforts, Parent may not terminate this Agreement under this Section 10.01(d);

(e) by the Company or the Stockholders, upon breach of any representation, warranty, covenant or agreement on the part of Parent set forth in this Agreement, or if any representation or warranty of Parent shall have become untrue, incomplete or incorrect, in either case such that the conditions set forth in Section 8.03 would not be satisfied (a “Terminating Parent Breach”); provided, however, that if such Terminating Parent Breach is curable by Parent through the exercise of its reasonable efforts within twenty (20) days and for so long as Parent continues to exercise such reasonable efforts, the Company may not terminate this Agreement under this Section 10.01(e); or

(f) by either Parent or the Company, if, at the Parent Stockholders’ Meeting, including any adjournments thereof), this Agreement and the transactions contemplated thereby shall fail to be approved and adopted by the affirmative vote of the holders of Parent Common Stock required under Parent’s certificate of incorporation, or the holders of 20% or more of the number of shares of Parent Common Stock issued in Parent’s initial public offering and outstanding as of the date of the record date of the Parent Stockholders’ Meeting exercise their rights to convert the shares of Parent Common Stock held by them into cash in accordance with Parent’s certificate of incorporation.

Section 10.02. Procedure and Effect of Termination.

(a) In the event of termination of this Agreement and abandonment of the transactions contemplated hereby by any or all of the parties pursuant to Section 10.01 above, written notice thereof shall forthwith be given to the other parties to this Agreement (other than in the event of an automatic termination as provided in such Section) and this Agreement (except for this Section and Sections 10.01 and 11.01, which shall continue) shall terminate and the transactions contemplated hereby shall be abandoned, without further action by any of the parties hereto

(b) If this Agreement is terminated and/or abandoned as provided herein:

(i)	each party hereto will promptly redeliver all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the party furnishing the same;
(ii)	all confidential information received by each party hereto with respect to the business of the other party shall be treated in accordance with Section 6.03 hereof;

(iii)	except as described in this Section 10.02, each party hereto shall bear its own costs and expenses; and
(iv)	no party shall have any liability or further obligation to any other party to this Agreement pursuant to this Agreement except as provided in this Article X.

(c) If this Agreement is terminated by Parent pursuant to Section 10.01(d) or by the Company or the Stockholders pursuant to Section 10.01(e), then, unless such payment has already been made pursuant to the provisions of Section 6.04(b), the terminating party will be entitled to $2,000,000 due and payable within one (1) Business Day following termination of this Agreement as liquidated damages and not as a penalty amount, and in lieu of any other right or remedy that such party may have against the other parties to this Agreement for such breach.

ARTICLE XI.
MISCELLANEOUS

Section 11.01. Expenses, Etc.

(a) All Expenses shall be paid by the party incurring such Expenses, provided, however, that if the transactions contemplated hereby are consummated, then Parent shall pay the expenses incurred by the Company.

(b) The Stockholders, on the one hand, and Parent, on the other hand, will indemnify the other and hold it or them harmless from and against any claims for finders’ fees or brokerage commissions in relation to or in connection with this Agreement as a result of any agreement or understanding between such indemnifying party and any third party.

Section 11.02. Notices. All notices which are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient and deemed to be received if (i) on the date of delivery, if delivered personally, (ii) 3 days after mailing, if mailed by registered or certified mail, return receipt requested and postage prepaid, (iii) the day after mailing, if sent via a nationally recognized overnight courier service or (iv) the day after transmission, if sent via facsimile or e-mail confirmed in writing to the recipient, in each case as follows:

if to Parent, to:

Fortissimo Acquisition Corporation
14 Hamelacha Street
Park Afek PO Box 11704
Rosh Haayin 48091
Israel
Attention: Marc S. Lesnick
Telephone: 011-972-3-915-7466
Facsimile: 011-972-3-915-7411
E-mail: marc@ffcapital.com

with a copy (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale and Dorr LLP
399 Park Avenue
New York, New York 10022
Attention: Brian B. Margolis, Esq.
Telephone: (212) 937-7239
Facsimile: (212) 230-8888
E-mail: brian.margolis@wilmerhale.com

if to the Company, to:

Psyop, Inc.
124 Rivington Street
New York, NY 10002
Attention: Sandy Selinger
Telephone: (212) 533-9055
Facsimile: (212) 533-9112
E-mail: sandy@psyop.tv

with a copy (which shall not constitute notice) to:

Graubard Miller
405 Lexington Avenue
New York, NY 10174
Attention: David A. Miller, Esq.
Telephone: 212-818-8661
Facsimile: 646-227-5439
E-mail: dmiller@graubard.com

if to any Stockholder, to the address appearing under the name of such Stockholder in Schedule I hereto;

or such other address or addresses as any party shall have designated by notice in writing to the other parties.

Section 11.03. Waivers. Either the Stockholders’ Representative, on the one hand, or Parent, on the other hand, may, by written notice to the other, (i) extend the time for the performance of any of the obligations or other actions of the other under this Agreement, (ii) waive any inaccuracies in the representations or warranties of the other contained in this Agreement or in any document delivered pursuant to this Agreement, (iii) waive compliance with any of the conditions or covenants of the other contained in this Agreement, or (iv) waive performance of any of the obligations of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

Section 11.04. Amendments, Supplements, Etc. At any time this Agreement may be amended or supplemented by such additional agreements, articles or certificates, as may be determined by the parties hereto to be necessary, desirable or expedient to further the purposes of this Agreement, or to clarify the intention of the parties hereto, or to add to or modify the covenants, terms or conditions hereof or to effect or facilitate any governmental approval or acceptance of this Agreement or to effect or facilitate the filing or recording of this Agreement or the consummation of any of the transactions contemplated hereby. Any such instrument must be in writing and signed by Parent, the Company and the Stockholders’ Representative.

Section 11.05. Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

Section 11.06. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by, and construed and enforced in accordance with, the law of the State of New York other than conflicts of law principles thereof directing the application of any law other than that of New York. Courts within the State of

New York, County of New York or the United States District Court for the Southern District of New York will have jurisdiction over all disputes between the parties hereto arising out of or relating to this Agreement and the agreements, instruments and documents contemplated hereby. The parties hereby consent to and agree to submit to the jurisdiction of such courts. Each of the parties hereto waives, and agrees not to assert in any such dispute, to the fullest extent permitted by applicable law, any claim that (i) such party is not personally subject to the jurisdiction of such courts, (ii) such party and such party’s property is immune from any legal process issued by such courts or (iii) any litigation commenced in such courts is brought in an inconvenient forum.

Section 11.07. Waiver of Jury Trial. Each party hereto hereby irrevocably waives all right to trial by jury in any proceeding (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or any transaction or agreement contemplated hereby or the actions of any party hereto in the negotiation, administration, performance or enforcement hereof.

Section 11.08. Headings; Interpretation. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

Section 11.09. Counterparts. This Agreement may be executed and delivered (including delivery by facsimile or e-mail transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 11.10. Entire Agreement. This Agreement (including the Exhibits and the Company Disclosure Schedule), the Transaction Documents and the Confidentiality Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

Section 11.11. Binding Effect; Benefits. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 11.12. Assignability. Neither this Agreement nor any of the parties’ rights hereunder shall be assignable by any party hereto without the prior written consent of the other parties hereto, except (i) in the case of Parent, to any Person who shall acquire substantially all of the assets of Parent or a majority of the voting securities of Parent, whether pursuant to a merger, consolidation, sale of stock or otherwise, and (ii) in the case of an individual Stockholder, to the estate of such Stockholder upon death.

Section 11.13. Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any law or public policy, all other terms or provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto as of the day and year first above written.

FORTISSIMO ACQUISITION CORP.

By:	/s/ Yuval Cohen Name: Yuval Cohen Title: CEO & President

FAC ACQUISITION SUB CORP.

By:	/s/ Marc Lesnick Name: Marc Lesnick Title: Vice President

PSYOP, INC.

By:	/s/ Justin Booth-Clibborn Name: Justin Booth-Clibborn Title: Chief Executive Officer

PSYOP SERVICES, LLC

By:	/s/ Justin Booth-Clibborn Name: Justin Booth-Clibborn Title: Member and Chief Executive Officer

/s/ Justin Booth-Clibborn

JUSTIN BOOTH-CLIBBORN

/s/ Hejung Marie Hyon

HEJUNG MARIE HYON

/s/ Justin Lane

JUSTIN LANE

/s/ Kylie Matulick

KYLIE MATULICK

/s/ Eben Mears

EBEN MEARS

/s/ Robert Todd Mueller

ROBERT TODD MUELLER

/s/ Samuel Selinger

SAMUEL SELINGER

/s/ Marco Spier

MARCO SPIER

/s/ Christopher Staves

CHRISTOPHER STAVES

STOCKHOLDERS’ REPRESENTATIVE

By:	/s/ Justin Booth-Clibborn Justin Booth-Clibborn

EXHIBIT A

Contingent Consideration

§1. Definitions.

§1.1. Defined Terms. In addition to the terms defined elsewhere in this Exhibit A, when used in this Exhibit A, the following terms shall have the meanings specified therefor below:

“Actual EBITDA” means actual EBITDA of the Company for an Annual Contingent Consideration Period, as determined in accordance with the definition of “EBITDA” set forth in this Section 1.1 of Exhibit A.

“Annual EBITDA Percentage” has the meaning set forth in Section 2(a)(ii)(2).

“Annual EBITDA Target” means $4,700,000, $7,000,000 and $10,000,000, with respect to the Annual Contingent Consideration Periods ending December 31, 2008, December 31, 2009 and December 31, 2010, respectively, as set forth in Table A.

“Actual Revenue” has the meaning set forth in Section 2(a)(i)(1).

“Annual Revenue Percentage” has the meaning set forth in Section 2(a)(i)(2).

“Annual Revenue Target” means $31,000,000, $48,000,000 and $59,000,000, with respect to the Annual Contingent Consideration Periods ending December 31, 2008, December 31, 2009 and December 31, 2010, respectively, as set forth in Table A.

“Contingent Consideration Certificate” has the meaning set forth in Section 2(c).

“Contingent Consideration Dispute Resolution Period” has the meaning set forth in Section 2(d).

“Contingent Consideration Objection Certificate” has the meaning set forth in Section 2(d).

“Contingent Consideration Objection Deadline” has the meaning set forth in Section 2(d).

“Contingent Consideration Payment Date” has the meaning set forth in Section 2(f).

“Determination Date” means April 15, 2009, with respect to the Annual Contingent Consideration Period ending December 31, 2008, April 15, 2010, with respect to the Annual Contingent Consideration Period ending December 31, 2009 and April 15, 2011, with respect to the Annual Contingent Consideration Period ending December 31, 2010.

“Disqualifying Termination” has the meaning set forth in Section 2(b).

“EBITDA” means earnings before interest, taxes, depreciation and amortization, as calculated in accordance with GAAP to the extent that GAAP applies; provided, however, that with respect to the calculation of Actual EBITDA for the Annual Contingent Consideration Period ending December 31, 2008, EBITDA shall be adjusted to exclude the following items from expenses: (i) up to an aggregate of $750,000 in costs incurred by the Company in connection with (A) the Closing and (B) those legal, accounting and other similar costs incurred by the Company solely as a result of its operation as a public company (ii) up to an aggregate of $375,000 of general and administrative costs incurred in connection with the establishment of a new office in Los Angeles, CA, and (iii) up to an aggregate of $330,000 in costs associated with market research and investments in new business initiatives.

“Independent Accountant” means an independent nationally recognized accounting firm selected in writing by the Stockholders’ Representative and the Parent.

“Pro Rata Allocated Additional Cash Consideration” has the meaning set forth in Section 2(b).

“Pro Rata Allocated Additional Stock Consideration” has the meaning set forth in Section 2(b).

§1.2. Other Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings given to such terms in the Agreement of which this Exhibit A forms a part.

§2. Contingent Consideration.

(a) With respect to each Annual Contingent Consideration Period, each Stockholder shall be eligible to receive additional contingent consideration as set forth below:

(i) Revenue-Based Consideration:

1) If revenue, as calculated in accordance with GAAP, for an Annual Contingent Consideration Period (the “Actual Revenue”) equals or exceeds 125% of the Annual Revenue Target for such fiscal year, then (1) the number of shares of Parent Common Stock equal to the Maximum Revenue Contingent Stock for such Stockholder with respect to such fiscal year, as set forth in Table B, shall vest and (2) such Stockholder shall receive an amount in cash equal to such Stockholder’s Maximum Revenue Contingent Cash with respect to such fiscal year, as set forth in Table B.

2) If the Actual Revenue for a fiscal year equals or exceeds 70% and is less than 125% of the Annual Revenue Target for such fiscal year, then (1) with respect to each Stockholder, a number of shares of Parent Common Stock shall vest equal to the product of (A) such Stockholder’s Maximum Revenue Contingent Stock for such fiscal year, as set forth in Table B, and (B) (i) the Actual Revenue for such fiscal year divided by (ii) 125% of the Annual Revenue Target for such fiscal year (the “Annual Revenue Percentage”) and (2) each Stockholder shall receive an amount in cash equal to the product of (A) the Stockholder’s respective Maximum Revenue Contingent Cash for such fiscal year, as set forth in Table B, and (B) the Annual Revenue Percentage for such fiscal year; and any remainder of such Stockholder’s Maximum Revenue Contingent Stock or Maximum Revenue Contingent Cash shall be forfeited.

3) If the Actual Revenue for a fiscal year is less than 70% of the Annual Revenue Target for such fiscal year, then (1) none of a Stockholder’s Maximum Revenue Contingent Stock for such fiscal year shall vest and all such shares shall be forfeited and (2) no Stockholder shall receive any cash payment with respect to his or her Maximum Revenue Contingent Cash for such fiscal year and such Maximum Revenue Contingent Cash shall be forfeited.

4) The Annual Revenue Target and the aggregate Maximum Revenue Contingent Stock for all Stockholders for each fiscal year are set forth on Table A below. Each Stockholder’s Maximum Revenue Contingent Stock and Maximum Revenue Contingent Cash by fiscal year are set forth on Table B below and are calculated by multiplying each of the Maximum Revenue Contingent Stock and Maximum Revenue Contingent Cash for such fiscal year by the Company ownership percentage of such Stockholder, as set forth in Table D below.

(ii) EBITDA-Based Consideration:

1) If Actual EBITDA for an Annual Contingent Consideration Period equals or exceeds 125% of the Annual EBITDA Target for such fiscal year, then (1) the number of shares of Parent Common Stock equal to the Maximum EBITDA Contingent Stock for such fiscal year with respect to such Stockholder, as set forth on Table C, shall vest and (2) such Stockholder shall receive an amount in cash equal to such Stockholder’s Maximum EBITDA Contingent Cash for such fiscal year, as set forth in Table C.

2) If the Actual EBITDA for a fiscal year equals or exceeds 70% and is less than 125% of the Annual EBITDA Target for such fiscal year, then (1) with respect to each Stockholder, a number of shares of Parent Common Stock shall vest equal to the product of (A) such Stockholder’s Maximum EBITDA Contingent Stock for such fiscal year, as set forth on Table C, and (B) (i) the Actual EBITDA for such fiscal year divided by (ii) 125% of the Annual EBITDA Target for such fiscal year (the “Annual EBITDA Percentage”) and (2) each Stockholder shall receive an amount in cash equal to the product of (A) the Stockholder’s respective Maximum EBITDA Contingent Cash for such fiscal year, as set forth on Table C, and (B) the Annual EBITDA Percentage for such fiscal year; and any remainder of such Stockholder’s Maximum EBITDA Contingent Stock or Maximum EBITDA Contingent Cash shall be forfeited.

3) If the Actual EBITDA for a fiscal year is less than 70% of the Annual EBITDA Target for such fiscal year, then (1) none of a Stockholder’s Maximum EBITDA Contingent Stock for such fiscal year shall vest and all such shares shall be forfeited and (2) no Stockholder shall receive any cash payment with respect to his or her Maximum EBITDA Contingent Cash for such fiscal year and such Maximum EBITDA Contingent Cash shall be forfeited.

4) The Annual EBITDA Target and the aggregate Maximum EBITDA Contingent Stock for all Stockholders for each fiscal year are set forth on Table A below. Each Stockholder’s Maximum EBITDA Contingent Stock and Maximum EBITDA Contingent Cash by fiscal year are set forth on Table C below and are calculated by multiplying each of the Maximum EBITDA Contingent Stock and Maximum EBITDA Contingent Cash for such fiscal year by the Company ownership percentage of such Stockholder, as set forth in Table D below.

TABLE A(1)
Revenue and EBITDA Targets by Fiscal Year

Fiscal Year Ended	December 31, 2008	December 31, 2009	December 31, 2010
Annual Revenue Target ($)	$31,000,000	$48,000,000	$59,000,000
Maximum Revenue Contingent Stock (shares)	288,850.38	288,850.38	216,637.78
Maximum Revenue Contingent Cash ($)	$833,333.33	$833,333.33	$625,000.00
Annual EBITDA Target ($)	$4,700,000	$7,000,000	$10,000,000
Maximum EBITDA Contingent Stock (shares)	288,850.38	288,850.38	216,637.78
Maximum EBITDA Contingent Cash ($)	$833,333.33	$833,333.33	$625,000.00

(1)	The numbers in these tables assume (1) $5.77 stock price (Trailing Closing Average Price), (2) $11M total contingent consideration ($4M in 2008, $4M in 2009 and $3M in 2010), (3) cash/stock split = 1/3 and 2/3, (4) Revenue/EBITA split = 1/2 and 1/2. Numbers in tables B and C don’t add due to rounding.

TABLE B(5)
Stockholder Maximum Revenue Contingent Stock and Maximum Revenue
Contingent Cash by Fiscal Year

	Maximum Revenue Contingent Stock (shares)			Maximum Revenue Contingent Cash ($)
Fiscal Year	2008	2009	2010	2008	2009	2010
Justin Booth-Clibborn	12,145.93	12,145.93	9,109.44	$35,041.00	$35,041.00	$26,280.75
Hejung Marie Hyon	50,769.97	50,769.97	38,077.48	$146,471.37	$146,471.37	$109,853.53
Justin Lane	9,109.44	9,109.44	6,832.08	$26,280.75	$26,280.75	$19,710.56
Kylie Matulick	32,368.89	32,368.89	24,276.67	$93,384.26	$93,384.26	$70,038.19
Eben Mears	50,769.97	50,769.97	38,077.48	$146,471.37	$146,471.37	$109,853.53
Robert Todd Mueller	50,769.97	50,769.97	38,077.48	$146,471.37	$146,471.37	$109,853.53
Samuel Selinger	11,903.01	11,903.01	8,927.26	$34,340.18	$34,340.18	$25,755.13
Marco Spier	50,769.97	50,769.97	38,077.48	$146,471.37	$146,471.37	$109,853.53
Christopher Staves	20,243.21	20,243.21	15,182.41	$58,401.66	$58,401.66	$43,801.25
Maximum Total	288,850.38	288,850.38	216,637.78	$833,333.33	$833,333.33	$625,000.00

TABLE C
Stockholder Maximum EBITDA Contingent Stock and Maximum EBITDA
Contingent Cash by Fiscal Year

	Maximum EBITDA Contingent Stock (shares)			Maximum EBITDA Contingent Cash ($)
Fiscal Year	2008	2009	2010	2008	2009	2010
Justin Booth-Clibborn	12,145.93	12,145.93	9,109.44	$35,041.00	$35,041.00	$26,280.75
Hejung Marie Hyon	50,769.97	50,769.97	38,077.48	$146,471.37	$146,471.37	$109,853.53
Justin Lane	9,109.44	9,109.44	6,832.08	$26,280.75	$26,280.75	$19,710.56
Kylie Matulick	32,368.89	32,368.89	24,276.67	$93,384.26	$93,384.26	$70,038.19
Eben Mears	50,769.97	50,769.97	38,077.48	$146,471.37	$146,471.37	$109,853.53
Robert Todd Mueller	50,769.97	50,769.97	38,077.48	$146,471.37	$146,471.37	$109,853.53
Samuel Selinger	11,903.01	11,903.01	8,927.26	$34,340.18	$34,340.18	$25,755.13
Marco Spier	50,769.97	50,769.97	38,077.48	$146,471.37	$146,471.37	$109,853.53
Christopher Staves	20,243.21	20,243.21	15,182.41	$58,401.66	$58,401.66	$43,801.25
Maximum Total	288,850.38	288,850.38	216,637.78	$833,333.33	$833,333.33	$625,000.00

TABLE D

Stockholder Ownership Percentages*

Stockholder	Percentage
Justin Booth-Clibborn	4.20%
Hejung Marie Hyon	17.58%
Justin Lane	3.15%
Kylie Matulick	11.21%
Eben Mears	17.58%
Robert Todd Mueller	17.58%
Samuel Selinger	4.12%
Marco Spier	17.58%
Christopher Staves	7.00%

*	Ownership is calculated as of the date of the Closing.

(b) Allocation of Maximum Revenue Contingent Cash, Maximum EBITDA Contingent Cash, Maximum Revenue Contingent Stock and Maximum EBITDA Contingent Stock upon termination of employment of a Stockholder:

(i) Pursuant to the terms of the Restricted Stock Agreements, if (i) Parent terminates a Stockholder’s employment for Cause (as defined in the Employment Agreements) or (ii) a Stockholder terminates his or her employment with Parent without Good Reason (as defined in the Employment Agreements) at any time prior to the last day of the applicable Annual Contingent Consideration Period (each a “Disqualifying Termination”),

1) (A) all shares of Parent Common Stock that are Maximum Revenue Contingent Stock and Maximum EBITDA Contingent Stock issued to such Stockholder and that have not vested pursuant to this Exhibit A as of the date of such termination of employment shall be forfeited automatically immediately following the date of termination of employment and reallocated to the remaining Stockholders as provided in Section 2(b)(i)(2) below and (B) any Maximum EBITDA Contingent Cash and Maximum Revenue Contingent Cash that could have been earned for the Annual Contingent Consideration Period in which the termination of employment occurs and any subsequent Annual Contingent Consideration Periods shall be forfeited automatically immediately following the date of termination of employment and reallocated to the remaining Stockholders as provided in Section 2(b)(i)(2) below.

2) Upon the Disqualifying Termination of a Stockholder, such Stockholder’s remaining Maximum EBITDA Contingent Cash, Maximum Revenue Contingent Cash, Maximum Revenue Contingent Stock and Maximum EBITDA Contingent Stock that has not vested, shall be redistributed among the remaining Stockholders as follows: (I) additional Maximum Revenue Contingent Stock and Maximum EBITDA Contingent Stock shall be allocated to each Stockholder who remains employed by Parent on the date of such terminated Stockholder’s termination equal to the product of (i) the number of shares of forfeited Parent Common Stock and (ii) (A) the respective percentages set forth on Table D opposite the name of each Stockholder who remains employed by Parent, divided by (B) one minus the percentage set forth on Table D opposite the terminated Stockholder’s name (the “Pro Rata Allocated Additional Stock Consideration”) and (II) additional cash consideration shall be allocated to each Stockholder who remains employed by Parent on the date of such terminated Stockholder’s termination equal to the product of (i) the Maximum Revenue Contingent Cash and Maximum EBITDA Contingent Cash forfeited and (ii) (A) the respective percentages set forth on Table D opposite the name of each Stockholder who remains employed by Parent, divided by (B) one minus the percentage set forth opposite the terminated Stockholder’s name (the “Pro Rata Allocated Additional Cash Consideration”).

3) To the extent the Annual EBITDA Target and/or Annual Revenue Targets are achieved for an Annual Contingent Consideration Period, Parent shall pay to each remaining Stockholder, in accordance with Section 2(a) above, all or a portion of such Stockholder’s Pro Rata Allocated Additional Stock Consideration and Pro Rata Allocated Additional Cash Consideration on the Contingent Consideration Payment Date for such Annual Contingent Consideration Period, provided that Parent has not terminated such Stockholder’s employment for Cause or such Stockholder has not terminated his or her employment with Parent without Good Reason at any time during such Annual Contingent Consideration Period.

(ii) If a Stockholder’s employment is terminated at any time prior to the last day of the applicable Annual Contingent Consideration Period under circumstances other than a Disqualifying Termination, then such Stockholder shall continue to be eligible to receive Maximum EBITDA Contingent Cash, Maximum Revenue Contingent Cash, Maximum Revenue Contingent Stock and Maximum EBITDA Contingent Stock, to the extent the Annual EBITDA Target and/or Annual Revenue Targets are achieved for the applicable Annual Contingent Consideration Period, in accordance with Section 2(a) above, as though such Stockholder was still employed by Parent.

(c) No later than the applicable Determination Date with respect to each Annual Contingent Consideration Period, Parent will deliver to the Stockholders’ Representative (i) a statement that includes each element of the calculation of the Contingent Consideration for such Annual Contingent Consideration Period and (ii) a certificate of Parent’s Chief Financial Officer certifying on behalf of Parent that the calculation of the Contingent Consideration (or the calculation that no Contingent Consideration is due pursuant to this Exhibit A) was made in accordance with the terms of this Exhibit A (such statement and certificate being referred to as the “Contingent Consideration Certificate”). The Stockholders’ Representative will be given prompt access to the records and working papers relating to the calculation of such amount of Contingent Consideration that the Stockholders’ Representative reasonably requests solely for the purpose of verifying the calculations and information contained in or accompanying the Contingent Consideration Certificate. All information obtained by the Stockholders’ Representative shall be deemed to be confidential information of Parent subject to the restrictions of the Confidentiality Agreement, and shall not be disclosed or made use of by the Stockholders’ Representative other than for the limited purposes of enforcing, and to the extent necessary to enforce, the Stockholders’ rights under this Agreement.

(d) The amount of any Contingent Consideration (or the calculation and statement that no Contingent Consideration is due under this Exhibit A) set forth in the Contingent Consideration Certificate shall be binding on the Stockholders, unless the Stockholders’ Representative presents to Parent within 20 days after receipt of such Contingent Consideration Certificate (the “Contingent Consideration Objection Deadline”) written notice of the disagreement specifying in reasonable detail the nature and extent of the disagreement and the Stockholders’ Representative’s calculation of the amount of Contingent Consideration (including a statement with each element of the Stockholders’ Representative’s calculation thereof (the “Contingent Consideration Objection Certificate”)). Parent and the Stockholders’ Representative shall attempt in good faith during the 30 days immediately following Parent’s timely receipt of the Contingent Consideration Objection Certificate to resolve any disagreement with respect to such amount of Contingent Consideration (the “Contingent Consideration Dispute Resolution Period”).

(e) If, at the end of the Contingent Consideration Dispute Resolution Period, Parent and the Stockholders’ Representative have not resolved all disagreements with respect to the calculation of the Contingent Consideration for the applicable Annual Contingent Consideration Period, Parent and the Stockholders’ Representative will refer the items of disagreement for determination to the Independent Accountant, and the parties will be reasonably available and work diligently to facilitate the Independent Accountant rendering a determination within the 20-day period immediately following the referral to the Independent Accountant. A determination by the Independent Accountant with respect to any item of disagreement submitted to it will be binding on Parent and the Stockholders. The Independent Accountant, Parent and Stockholders’ Representative will enter into such engagement letters as required by the Independent Accountant to perform the duties required under this Section (e). The fees and expenses of the Independent Accountant under this Section (e) shall be shared equally by Parent on the one hand and the Stockholders on the other, provided that, if the Independent Accountant determines that one party has adopted a position(s) that is frivolous or clearly without merit, the Independent Accountant may, in its discretion, assign a greater portion of such fees and expenses to such party.

(f) If any amount of Contingent Consideration is payable under this Exhibit A, promptly following the expiration of the Contingent Consideration Objection Deadline, if no objection to the Contingent Consideration Certificate is made, or immediately upon final resolution of any dispute relating to the Contingent Consideration Certificate or Contingent Consideration pursuant to this Exhibit A (the applicable “Contingent Consideration Payment Date”), (i) the Escrow Agent shall distribute the Stock Contingent Consideration pursuant to the terms of the Escrow Agreement and Parent shall pay, within 5 Business Days thereafter, the Cash Contingent Consideration for the applicable Annual Contingent Consideration Period, less any amounts required to be reimbursed by the Stockholders under Section (e), to the Stockholders’ Representative on behalf of and for the account of the Stockholders.

ANNEX B

CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
FORTISSIMO ACQUISITION CORP.

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

Fortissimo Acquisition Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

The Board of Directors of the Corporation duly adopted resolutions, pursuant to Sections 141(f) and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable and in the best interests of the Corporation. The stockholders of the Corporation duly approved said proposed amendment at a meeting in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED: That Article FOURTH of the Second Amended and Restated Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:

“FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 51,000,000, of which 50,000,000 shares shall be Common Stock of the par value of $.0001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $.0001 per share.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Vice President and Assistant Secretary this ____ day of ________, 2008.

FORTISSIMO ACQUISITION CORP.

By:	Marc Lesnick Vice President and Assistant Secretary

B-1

ANNEX C

THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
FORTISSIMO ACQUISITION CORP.

PURSUANT TO SECTIONS 242 and 245 OF THE
DELAWARE GENERAL CORPORATION LAW

Fortissimo Acquisition Corp., a corporation existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.	The name of the Corporation is “Fortissimo Acquisition Corp.”
2.	The Corporation’s original Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 27, 2005. An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 29, 2005. A Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on October 11, 2006. A Certificate of Amendment of Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on , 2008.
3.	This Third Amended and Restated Certificate of Incorporation restates, integrates and amends the Second Amended and Restated Certificate of Incorporation, as amended, of the Corporation.
4.	This Third Amended and Restated Certificate of Incorporation was duly adopted by the directors and stockholders of the Corporation in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”).
5.	The text of the Second Amended and Restated Certificate of Incorporation, as amended, of the Corporation is hereby amended and restated to read in full as follows:

FIRST: The name of the corporation is Psyop, Inc. (hereinafter sometimes referred to as the “Corporation”).

SECOND: The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, and the name of its registered agent at that address is Corporation Service Company.

THIRD: The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 51,000,000, of which 50,000,000 shares shall be Common Stock of the par value of $.0001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $.0001 per share.

A. PREFERRED STOCK. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the DGCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

B. COMMON STOCK. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

FIFTH: Intentionally Omitted.

SIXTH: The Corporation’s existence shall be perpetual.

SEVENTH: The Board of Directors shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be as nearly equal as possible. At the first election of directors by the incorporator, the incorporator shall elect a Class C director for a term expiring at the Corporation’s third Annual Meeting of Stockholders. The Class C director shall then appoint additional Class A, Class B and Class C directors, as necessary. The directors in Class A shall be elected for a term expiring at the first Annual Meeting of Stockholders, the directors in Class B shall be elected for a term expiring at the second Annual Meeting of Stockholders and the directors in Class C shall be elected for a term expiring at the third Annual Meeting of Stockholders. Commencing at the first Annual Meeting of Stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the DGCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

EIGHTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A. Election of directors need not be by ballot unless the by-laws of the Corporation so provide.

B. The Board of Directors shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the by-laws of the Corporation as provided in the by-laws of the Corporation.

C. The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.

D. In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Certificate of Incorporation, and to any by-laws from time to time made by the stockholders; provided, however, that no by-law so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

NINTH: A. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of this paragraph A by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

B. The Corporation, to the full extent permitted by Section 145 of the DGCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.

TENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

ELEVENTH: Stockholders of the Corporation may not take any action by written consent in lieu of a meeting.

[END OF TEXT. SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, the Corporation has caused this Third Amended and Restated Certificate of Incorporation to be executed by its Vice President and Assistant Secretary thereunto duly authorized, who acknowledges and affirms, under penalty of perjury, that this Certificate is the act and deed of the Corporation and that the facts sated herein are true this ____ day of ______, 2008.

FORTISSIMO ACQUISITION CORP.

By:	Name: Title:

ANNEX D

FORTISSIMO ACQUISITION CORP.
2008 STOCK INCENTIVE PLAN

1. Purpose

The purpose of this 2008 Stock Incentive Plan (the “Plan”) of Fortissimo Acquisition Corp., a Delawarecorporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance- based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2. Eligibility

All of the Company’s employees, officers, directors, consultants and advisors are eligible to be granted options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”) and other stock-based awards (each, an “Award”) under the Plan. Each person who receives an Award under the Plan is deemed a “Recipient”.

3. Administration and Delegation

(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

(c) Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards (subject to any limitations under the Plan) to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

(d) Awards to Non-Employee Directors. Discretionary Awards to non-employee directors will only be granted and administered by a Committee, all of the members of which are independent as defined by Section 4200(a)(15) of the Nasdaq Marketplace Rules.

4. Stock Available for Awards

(a) Number of Shares; Share Counting.

(1) Authorized Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to 865,390 shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”). Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(2) Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan and under the sublimits contained in Sections 4(b)(2) and 4(b)(3), (i) all shares of Common Stock covered by independent SARs shall be counted against the number of shares available for the grant of Awards; provided, however, that independent SARs that may be settled in cash only shall not be so counted; (ii) if any Award (A) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (B) results in any Common Stock not being issued (including as a result of an independent SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, in the case of Incentive Stock Options (as hereinafter defined), the foregoing shall be subject to any limitations under the Code; and provided further, in the case of independent SARs, that the full number of shares subject to any stock-settled SAR shall be counted against the shares available under the Plan and against the sublimits listed in the first clause of this Section regardless of the number of shares actually used to settle such SAR upon exercise; (iii) shares of Common Stock tendered to the Company by a Recipient to (A) purchase shares of Common Stock upon the exercise of an Award or (B) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and (iv) shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

(b) Sub-limits. Subject to adjustment under Section 9, the following sub-limits on the number of shares subject to Awards shall apply:

(1) Section 162(m) Per-Recipient Limit. The maximum number of shares of Common Stock with respect to which Awards may be granted to any Recipient under the Plan is      shares per calendar year. For purposes of the foregoing limit, the combination of an Option in tandem with a SAR (as each is hereafter defined) shall be treated as a single Award. The per-Recipient limit described in this Section 4(b)(1) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”).

(2) Limit on Awards other than Options and SARS. The maximum number of shares with respect to which Awards other than Options and SARs may be granted is     % of the total number of authorized shares set forth in Section 4(a)(1).

(3) Limit on Awards to Directors. The maximum number of shares with respect to which Awards may be granted to directors who are not employees of the Company at the time of grant is   % of the total number of authorized shares set forth in Section 4(a)(1).

(c) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimits contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

5. Stock Options

(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option that is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option.”

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Fortissimo Acquisition Corp., any of Fortissimo Acquisition Corp.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Recipient, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board, including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

(c) Fair Market Value. “Fair Market Value” of a share of Common Stock for purposes of the Plan will be determined as follows:

(1) if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or

(2) if the Common Stock does not trade on any such exchange, the average of the closing bid and asked prices as reported by an authorized OTCBB market data vendor as listed on the OTCBB website (otcbb.com) on the date of grant; or

(3) if the Common Stock is not publicly traded, the Board will determine the Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Code Section 409A, except as the Board may expressly determine otherwise.

For any date that is not a trading day, the Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Code Section 409A.

The Board has sole discretion to determine the Fair Market Value for purposes of the Plan, and all Awards are conditioned on the Recipients’ agreement that the Board’s determination is conclusive and binding even though others might make a different determination.

(d) Exercise Price. The Board shall establish the exercise price of each Option and specify the exercise price in the applicable option agreement. The exercise price shall be not less than 100% of the Fair Market Value on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date.

(e) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(f) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

(g) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as may otherwise be provided in the applicable option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Recipient to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) to the extent provided for in the applicable option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Recipient valued at their Fair Market Value provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Recipient for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent permitted by applicable law and provided for in the applicable option agreement or approved by the Board, in its sole discretion, by (i) delivery of a promissory note of the Recipient to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(5) by any combination of the above permitted forms of payment.

(h) Limitation on Repricing. Unless such action is approved by the Company’s stockholders: (1) no outstanding Option granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option (other than adjustments pursuant to Section 9) and (2) the Board may not cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option.

6. Stock Appreciation Rights.

(a) General. The Board may grant Awards consisting of SARs entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock over the exercise price established pursuant to Section 6(c). The date as of which such appreciation is determined shall be the exercise date.

(b) Grants. SARs may be granted in tandem with, or independently of, Options granted under the Plan.

(1) Tandem Awards. When SARs are expressly granted in tandem with Options, (i) the SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Board in connection with a Reorganization Event or a Change in Control Event) and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the SAR will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Board in connection with a Reorganization Event or a Change in Control Event and except that a SAR granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR; (iii)

the Option will terminate and no longer be exercisable upon the exercise of the related SAR; and (iv) the SAR will be transferable only with the related Option.

(2) Independent SARs. A SAR not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

(c) Exercise Price. The Board shall establish the exercise price of each SAR and specify it in the applicable SAR agreement. The exercise price shall not be less than 100% of the Fair Market Value on the date the SAR is granted; provided that if the Board approves the grant of a SAR with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date.

(d) Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(e) Exercise of SARs. SARs may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board.

(f) Limitation on Repricing. Unless such action is approved by the Company’s stockholders: (1) no outstanding SAR granted under the Plan may be amended to provide a exercise price per share that is lower than the then-current exercise price per share of such outstanding SAR (other than adjustments pursuant to Section 9) and (2) the Board may not cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having a exercise price per share lower than the then-current exercise price per share of the cancelled SAR.

7. Restricted Stock; Restricted Stock Units.

(a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

(b) Terms and Conditions for All Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c) Additional Provisions Relating to Restricted Stock.

(1) Dividends. Recipients holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless otherwise provided by the Board. Unless otherwise provided by the Board, if any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Each dividend payment will be made no later than the end of the calendar year in which the dividends are paid to shareholders of that class of stock or, if later, the 15th day of the third month following the date the dividends are paid to shareholders of that class of stock.

(2) Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock shall be deposited in escrow by the Recipient, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Recipient or if the Recipient has died, to the beneficiary designated, in a manner determined by the Board, by a Recipient to receive amounts due or exercise rights of the Recipient in the event of the Recipient’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Recipient, “Designated Beneficiary” shall mean the Recipient’s estate.

(d) Additional Provisions Relating to Restricted Stock Units.

(1) Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Recipient shall be entitled to receive from the Company one share of Common Stock or an amount of cash equal to the Fair Market Value of one share of Common Stock, as provided in the applicable Award agreement. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Recipient.

(2) Voting Rights. A Recipient shall have no voting rights with respect to any Restricted Stock Units.

(3) Dividend Equivalents. To the extent provided by the Board, in its sole discretion, a grant of Restricted Stock Units may provide Recipients with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be paid currently or credited to an account for the Recipients, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, as determined by the Board in its sole discretion, subject in each case to such terms and conditions as the Board shall establish, in each case to be set forth in the applicable Award agreement.

8. Other Stock-Based Awards.

(a) General. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Recipients (“Other Stock-Based-Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Recipient is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.

(b) Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.

9. Adjustments for Changes in Common Stock and Certain Other Events.

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the sub-limits and share counting rules set forth in Sections 4(a) and 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share- and per-share provisions and the exercise price of each SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Reorganization Events.

(1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

(2) Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards. In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock Awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Recipient, provide that the Recipient’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Recipient within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Recipient equal to the excess, if any, of (A) the Acquisition Price times the number of shares of Common Stock subject to the Recipient’s Awards (to the extent the exercise price does not exceed the Acquisition Price) over (B) the aggregate exercise price of all such outstanding Awards and any applicable tax withholdings, in exchange for the termination of such Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Recipient, or all Awards of the same type, identically.

For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(3) Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Recipient and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

10. General Provisions Applicable to Awards

(a) Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Recipient, shall be exercisable only by the Recipient; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Recipient to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Recipient and/or an immediate family member thereof if, with respect to such proposed transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the Common Stock subject to such Award under the Securities Act of 1933, as amended; provided, further, that the Company shall not be required to recognize any such transfer until such time as the Recipient and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Recipient, to the extent relevant in the context, shall include references to authorized transferees.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Recipients uniformly.

(d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Recipient and the extent to which, and the period during which, the Recipient, or the Recipient’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e) Withholding. The Recipient must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Recipient must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise or release from forfeiture of an Award or, if the Company so requires, at the same time as is payment of the exercise price unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Recipient may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Recipient’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, would not materially and adversely affect the Recipient’s rights under the Plan or (ii) the change is permitted under Section 9 hereof.

(g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until

(i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Recipient has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

(i) Performance Awards.

(1) Grants. Restricted Stock Awards and Other Stock-Based Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 10(i) (“Performance Awards”), subject to the limit in Section 4(b)(1) on shares covered by such grants. Subject to Section 10(i)(4), no Performance Awards shall vest prior to the first anniversary of the date of grant. Performance Awards can also provide for cash payments of up to $     per calendar year per individual.

(2) Committee. Grants of Performance Awards to any Covered Employee intended to qualify as “performance-based compensation” under Section 162(m) (“Performance-Based Compensation”) shall be made only by a Committee (or subcommittee of a Committee) comprised solely of two or more directors eligible to serve on a committee making Awards qualifying as “performance-based compensation” under Section 162(m). In the case of such Awards granted to Covered Employees, references to the Board or to a Committee shall be deemed to be references to such Committee or subcommittee. “Covered Employee” shall mean any person who is, or whom the Committee, in its discretion, determines may be, a “covered employee” under Section 162(m)(3) of the Code.

(3) Performance Measures. For any Award that is intended to qualify as Performance-Based Compensation, the Committee shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objective performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following: net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives or total shareholder return, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs. Such performance measures: (i) may vary by Recipient and may be different for different Awards; (ii) may be particular to a Recipient or the department, branch, line of business, subsidiary or other unit in which the Recipient works and may cover such period as may be specified by the Committee; and (iii) shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Awards that are not intended to qualify as Performance-Based Compensation may be based on these or such other performance measures as the Board may determine.

(4) Adjustments. Notwithstanding any provision of the Plan, with respect to any Performance Award that is intended to qualify as Performance-Based Compensation, the Committee may adjust downwards, but not upwards, the cash or number of Shares payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance measures except in the case of the death or disability of the Recipient or a change in control of the Company.

(5) Other. The Committee shall have the power to impose such other restrictions on Performance Awards as it may deem neessary or appropriate to ensure that such Awards satisfy all requirements for Performance-Based Compensation.

11. Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Recipient the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Recipient free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Recipient or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

(c) Effective Date and Term of Plan. The Plan shall become effective on the date the Plan is approved by the Company's stockholders (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m), no Award granted to a Recipient that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)); (ii) no amendment that would require stockholder approval under the rules of the NASDAQ Stock Market (“NASDAQ”) may be made effective unless and until such amendment shall have been approved by the Company’s stockholders; and (iii) if NASDAQ amends its corporate governance rules so that such rules no longer require stockholder approval of NASDAQ “material amendments” to equity compensation plans, then, from and after the effective date of such amendment to the NASDAQ rules, no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(c) or 10), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless stockholder approval is obtained. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Recipients under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

(e) Provisions for Foreign Recipients. The Board may modify Awards granted to Recipients who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

(f) Compliance with Code Section 409A. No Award shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. The Company shall have no liability to a Recipient, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant or for any action taken by the Board.

(g) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

ANNEX E

FORTISSIMO ACQUISITION CORP.
RESTRICTED STOCK AGREEMENT

AGREEMENT made as of ________, 2008, between Fortissimo Acquisition Corp., a Delaware corporation (the “Company”), and [________] (the “Stockholder”).

1. The Shares. In connection with the Agreement and Plan of Merger and Interests Purchase Agreement, dated as of January 15, 2008 among the Company, FAC Acquisition Sub Corp., a New York corporation, Psyop, Inc., a New York corporation, Psyop Services, LLC, a New York limited liability company, the Stockholders named therein and Justin Booth-Clibborn as Stockholders’ Representative (the “Merger Agreement”), and for good and valuable consideration, receipt of which is acknowledged, the Stockholder has agreed that [_________] shares of Parent Common Stock, which the Stockholder has received as Maximum Revenue Contingent Stock and Maximum EBITDA Contingent Stock pursuant to the Merger Agreement (the “Shares”) shall be subject to the forfeiture provisions set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 3 of this Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Merger Agreement.

2. Forfeiture of Shares.

(a) To the extent that Shares have not vested pursuant to Section 2(a) of Exhibit A to the Merger Agreement, with respect to an Annual Contingent Consideration Period, such Shares shall be forfeited automatically and immediately to Parent on the Contingent Consideration Payment Date following such applicable Annual Contingent Consideration Period. In the event that (A) the Company terminates the Stockholder’s employment for Cause (as defined in the Stockholder’s Employment Agreement) or (B) the Stockholder terminates his or her employment with the Company without Good Reason (as defined in the Stockholder’s Employment Agreement) at any time prior to the last day of the applicable Annual Contingent Consideration Period, all Shares that have not vested pursuant to the Merger Agreement shall be forfeited automatically and immediately and shall be reallocated among the remaining Stockholders (as defined in the Merger Agreement), pursuant to the Merger Agreement, with respect to all Annual Contingent Consideration Periods ending on or after the date of termination of employment.

(b) The Stockholder hereby authorizes the Company to take any actions necessary or appropriate to cancel any certificate(s) representing forfeited Shares and transfer ownership of such forfeited Shares to the Company; and if the Company or its transfer agent requires an executed stock power or similar confirmatory instrument in connection with such cancellation and transfer, the Stockholder shall promptly execute and deliver the same to the Company.

3. Restrictions on Transfer.

The Stockholder shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Shares, or any interest therein, except that the Stockholder may transfer such Shares (i) to or for the benefit of any spouse (or former spouse in connection with any marital separation, asset allocation agreement or qualified domestic relations order) or parents, siblings or children (by blood, marriage or adoption) (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Stockholder and/or Approved Relatives, provided, however, that such Shares shall remain subject to this Agreement (including without limitation the forfeiture provisions set forth in Section 2 and the restrictions on transfer set forth in this Section 3), and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement or (ii) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation). The Company shall not be required to transfer on its books any of the Shares which have been transferred in violation of any of the provisions of this Agreement.

4. Restrictive Legends.

All certificates representing the Shares shall have affixed thereto legends in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND FORFEITURE PROVISIONS SET FORTH IN A RESTRICTED STOCK AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED OWNER OF THESE SHARES (OR HIS PREDECESSOR IN INTEREST), AND SUCH AGREEMENT IS AVAILABLE FOR INSPECTION WITHOUT CHARGE AT THE OFFICE OF THE SECRETARY OF THE CORPORATION.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.”

5. Withholding Taxes; Section 83(b) Election.

(a) The Stockholder acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Stockholder any federal, state or local taxes of any kind required by law to be withheld with respect to the Shares.

(b) The Stockholder has reviewed with the Stockholder’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Stockholder is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Stockholder understands that the Stockholder (and not the Company) shall be responsible for the Stockholder’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Stockholder agrees to file an election under Section 83(b) of the Code with the United States Internal Revenue Service (the “IRS”) within 30 days hereof and to provide a duplicate original of such election to the Company with proof of filing with the IRS within 45 days hereof.

THE STOCKHOLDER ACKNOWLEDGES THAT IT IS THE STOCKHOLDER’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b).

6. Miscellaneous.

(a) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(b) Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

(c) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Stockholder and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 3 of this Agreement.

(d) Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 6(d).

(e) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(f) Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

(g) Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Stockholder.

(h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any conflicts of laws principles thereof directing the application of any law other than that of the State of New York. Courts within the State of New York, County of New York or the United States District Court for the Southern District of New York will have jurisdiction over all disputes between the parties hereto arising out of or relating to this agreement and the agreements, instruments and documents contemplated hereby. The parties hereby consent to and agree to submit to the jurisdiction of such courts. Each of the parties hereto waives, and agrees not to assert in any such dispute, to the fullest extent permitted by applicable law, any claim that (i) such party is not personally subject to the jurisdiction of such courts, (ii) such party and such party’s property is immune from any legal process issued by such courts or (iii) any litigation commenced in such courts is brought in an inconvenient forum. Each party hereto hereby irrevocably waives all right to trial by jury in any proceeding (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or any transaction or agreement contemplated hereby or the actions of any party hereto in the negotiation, administration, performance or enforcement hereof.

(i) Stockholder’s Acknowledgments. The Stockholder acknowledges that he or she: (i) has read this Agreement; (ii) has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of the Stockholder’s own choice or has voluntarily declined to seek such counsel; (iii) understands the terms and consequences of this Agreement; and (iv) is fully aware of the legal and binding effect of this Agreement.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

FORTISSIMO ACQUISITION CORP.

By:
Title:

Stockholder Name:

Address:

ANNEX F

December 10, 2007

CONFIDENTIAL

Board of Directors
Fortissimo Acquisition Corp.
14 Hamelacha Street
Park Afek
Rosh Ha’ayin 48091 Israel

    Re: Fairness Opinion – Opinion of the Board of Director’s Financial Advisor

Dear Board of Directors:

We understand that Fortissimo Acquisition Corporation (“Fortissimo” or the “Company”) has entered into an Agreement and Plan of Merger and Interests Purchase Agreement dated December 7, 2007 with FAC Acquisition Sub Corporation, a wholly-owned subsidiary of Fortissimo (“Merger Sub”), Psyop, Inc., (“Psyop”), Psyop Services, LLC, doing business as Blacklist (“Blacklist”), the stockholders of Psyop, and the holders of the membership units of Blacklist (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into Psyop (the “Merger”) with Psyop being the surviving corporation of the Merger. The stockholders of Psyop and the holders of the membership units of Blacklist immediately before the Merger will receive in exchange for their securities: (i) $30 million of consideration comprised of approximately $20.0 million of Fortissimo common stock and approximately $10.0 million of cash consideration (together, the “Base Merger Consideration”), (ii) $13.75 million of contingent consideration comprised of approximately $9.17 million of Fortissimo common stock and approximately $4.58 million of cash which will be held in escrow and subject to forfeiture upon failure to meet certain targets as defined in the Merger Agreement (the “Contingent Consideration”), and (iii) an additional consideration of $10 million which will consist of approximately $6.7 million of Fortissimo common stock and approximately $3.3 million cash payable if, after the closing date of the Merger, Fortissimo calls all of its outstanding warrants for redemption or $8.0 million which will consist of approximately $5.3 million of Fortissimo common stock and $2.7 million cash payable if stockholders of Fortissimo exercise at least a majority of the outstanding warrants at or prior to their expiration (the “Additional Consideration”).

Hereinafter, the Base Merger Consideration, the Contingent Consideration, and the Additional Consideration will be collectively referred to as the “Merger Consideration”.

In addition to the Merger Consideration, we understand that the owners of Psyop will remain as employees of Psyop after the date of the Merger and will be entitled to salaries, options plans, and Board of Directors positions.

Houlihan Smith & Company, Inc. (“Houlihan”) was engaged by the Board of Directors of Fortissimo to render an opinion (“Opinion”) to the Board of Directors of Fortissimo as to whether, on the date of such Opinion, (i) the Merger Consideration is fair from a financial point of view to the shareholders of the Company, and (ii) the fair market value of Psyop is at least equal to 80% of the net assets of Fortissimo at the time of the Merger.

105 W. Madison, Suite 1500	Tel: 312.499.5900 Toll Free: 800.654.4977	www.houlihansmith.com
Chicago, IL 60602	Fax: 312.499.5901	www.fairnessopinion.com
www.solvencyopinion.com

In performing our analyses and for purposes of our Opinion set forth herein, we have, among other things:

a.	Reviewed the financial terms and conditions of the Merger Agreement;
b.	Analyzed certain unaudited financial statements and historical business information relating to Psyop;
c.	Reviewed publicly available financial information and other data with respect to Fortissimo, including the Annual Report on Form 10-KSB for the year ended December 31, 2006, the Quarterly Reports on Form 10-QSB for the three months ended March 31, 2007, the six months ended June 30, 2007, the nine months ended September 30, 2007, and the Form 8-K filed March 21, 2007;
d.	Reviewed certain internal financial information and other data relating to the business and financial prospects of Psyop, including financial forecasts and estimates prepared by the management of Psyop;
e.	Conducted an on-site visit and held discussions with the senior management of Psyop regarding, among other items, the historic and current situation of Psyop, the future prospects of Psyop, and a potential Employee Stock Ownership Plan;
f.	Held discussions with the senior management of Fortissimo regarding, among other items, the process by which the Company conducted its search for a target acquisition, the number of targets contacted by the Company, the Company’s decision to form a business combination with Psyop, and the management of the Company’s outlook for the future prospects of Psyop;
g.	Reviewed financial and operating information with respect to certain publicly-traded companies in the digital animation, graphic arts, advertising, and technology consulting industries, which we believe to be generally comparable to the business of the Company;
h.	Reviewed the financial terms of certain recent business combinations in the digital animation, graphic arts, advertising, and technology consulting industries specifically and in other industries generally; and
i.	Performed other financial studies, analyses and investigations, and considered such other information, as we deemed necessary or appropriate.

We have relied upon and assumed, without independent verification, the accuracy, completeness and reasonableness of the financial, legal, tax, and other information discussed with or reviewed by us and have assumed such accuracy and completeness for purposes of rendering the Opinion. In addition, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of Psyop, nor have we been furnished with any such evaluation or appraisal. We have further relied upon the assurances from senior management of both the Company and Psyop that they are unaware of any facts that would make the information provided to us to be incomplete or misleading for the purposes of our Opinion. We have not assumed responsibility for any independent verification of this information nor have we assumed any obligation to verify this information.

Further, our Opinion is necessarily based upon information made available to us, as well as the economic, monetary, market, financial, and other conditions as they exist as of the date of this letter. We disclaim any obligation to advise the Board of Directors of Fortissimo or any person of any change in any fact or matter affecting our Opinion, which may come or be brought to our attention after the date of this Opinion.

Each of the analyses conducted by Houlihan was carried out to provide a particular perspective of the Merger. Houlihan did not form a conclusion as to whether any individual analysis, when considered in isolation, supported or failed to support our Opinion as to the fairness of the Merger Consideration to the shareholders of the Company. Houlihan does not place any specific reliance or weight on any individual analysis, but instead, concludes that its analyses taken as a whole, supports its conclusion and Opinion. Accordingly, Houlihan believes that its analyses must be considered in its entirety and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete view of the processes underlying the analyses performed by Houlihan in connection with the preparation of the Opinion.

Our Opinion does not constitute a recommendation to proceed with the Merger. This Opinion relates solely to the question of the fairness of the Merger Consideration to the shareholders of Fortissimo, from a financial point of view. We are expressing no opinion as to the income tax consequences of the Merger to the shareholders of Fortissimo.

Houlihan, a Financial Industry Regulatory Authority (FINRA) member, as part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, underwritings, private placements, bankruptcy, capital restructuring, solvency analyses, stock buybacks, and valuations for corporate and other purposes. Houlihan has no prior investment banking relationships with Fortissimo or Psyop. Houlihan has received a non-contingent fee from Fortissimo relating to its services in providing the Opinion. In an engagement letter dated July 11, 2007, Fortissimo has agreed to indemnify Houlihan with respect to Houlihan’s services relating to the Opinion.

Based on and subject to the foregoing, it is our opinion that, as of the date hereof, (i) the Merger Consideration to be paid by Fortissimo to Psyop is fair from a financial point of view to the shareholders of the Company, and (ii) the fair market value of Psyop is at least equal to 80% of the net assets of Fortissimo at the time of the Merger.

Very truly yours,

Houlihan Smith & Company, Inc.

ANNEX G

CONFIDENTIAL

December 20, 2007

Board of Directors
Fortissimo Acquisition Corp.
14 Hamelacha Street
Park Afek
Rosh Ha’ayin 48091 Israel

Re: Bring-Down Letter: Opinion of the Board of Director’s Financial Advisor

Dear Board of Directors:

In reference to our fairness opinion letter addressed to the Board of Directors of Fortissimo Acquisition Corp. and dated as of December 10, 2007, Houlihan Smith &Company, Inc reaffirms that as of the date hereof (and as though made on the date hereof) all statements made in that letter.

This letter is solely for the information of the Board of Directors and it is not to be used, circulated, quoted or otherwise referred to for any other purpose, without our prior consent.

Very truly yours,

Houlihan Smith & Company, Inc.

105 W. Madison, Suite 1500	Tel: 312.499.5900 Toll Free: 800.654.4977	www.houlihansmith.com
Chicago, IL 60602	Fax: 312.499.5901	www.fairnessopinion.com
www.solvencyopinion.com

G-1

ANNEX H

LOCK-UP AND TRADING RESTRICTION AGREEMENT

LOCK-UP AND TRADING RESTRICTION AGREEMENT, dated as of _______, 2008 (the “Agreement”), by and among [___________] (the “Stockholder”), Fortissimo Acquisition Corp., a Delaware corporation (“Parent”) and [_________] (the “Trading Restriction Administrator”). Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Merger Agreement referred to below.

WHEREAS, the execution of this Agreement is a condition to closing of the Agreement and Plan of Merger and Interests Purchase Agreement, dated as of January 15, 2008, by and among Parent, FAC Acquisition Sub Corp., a New York corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), Psyop, Inc., a New York corporation (the “Company”), Psyop Services, LLC, a New York limited liability company, Justin Booth-Clibborn, Hejung Marie Hyon, Justin Lane, Kylie Matulick, Eben Mears, Robert Todd Mueller, Samuel Selinger, Marco Spier and Christopher Staves (collectively, the “Stockholders”) and the Stockholders’ Representative (the “Merger Agreement”).

WHEREAS, as a condition to the willingness of Parent to enter into the Merger Agreement, Parent has requested that the Stockholder agree to be bound by the terms of this Agreement.

WHEREAS, Parent, the Stockholders and the Trading Restriction Administrator (the “Parties”) desire to establish the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree as follows:

Section 1. Lock-up. The Stockholder hereby agrees as follows:

(a) As of the Closing Date, the Stockholder shall be entitled to receive a certain number of shares of Parent Common Stock (the “Stockholder Shares”) as set out in the Merger Agreement.

(b) Except as provided pursuant to subsection (c) below, the Stockholder will not, without the prior written consent of Parent, which consent may be withheld for any reason, directly or indirectly, (i) offer, pledge, hypothecate, sell, contract to sell, enter any agreement to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any Stockholder Shares, or file any registration statement under the United States Securities Act of 1933, as amended, with respect to any of the foregoing, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of any Stockholder Shares, whether any such transaction is to be settled by delivery of Parent Common Stock or other securities, in cash or otherwise.

(c) Notwithstanding the foregoing, the Stockholder is permitted to offer, pledge, hypothecate, sell, contract to sell, enter into any agreement to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer Stockholder Shares according to the schedule set forth below:

12 months after the Closing Date (the “Initial Release Date”)	33.33% of the Stockholder Shares
12 months after the Initial Release Date (the “Final Release Date”)	100.00% of the Stockholder Shares

In the event the Stockholder attempts to transfer or otherwise dispose of the Stockholder Shares in violation of Section 1(b) prior to the Final Release Date, such transfer shall have no force and effect.

Furthermore, any certificate representing Stockholder Shares shall have a legend substantially as follows:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP AND TRADING RESTRICTION AGREEMENT BETWEEN THE HOLDER AND THE CORPORATION.”

(d) The Stockholder agrees and consents to the entry of stock transfer instructions with Parent’s transfer agent against the transfer of any Stockholder Shares held by the Stockholder and subject to this Agreement except in compliance with the foregoing restrictions.

Section 2. Trading Restrictions.

(a) Subject to Section 2(b) below, for a period of two (2) years following the Initial Release Date, each Stockholder agrees that the Stockholders may not, as a group, directly or indirectly, sell, offer to sell, grant any option for the sale of, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of (“Transfer”) to any Third Party any legal or beneficial interest in shares of Parent Common Stock (the “Shares”) (whether pursuant to a registration statement or otherwise), on any given day, constituting more than 10% of the average daily trading volume of Parent Common Stock over the 20 trading days before such day, nor can the Stockholders, as a group, Transfer, in any given week, more than 30% of the average daily trading volume of Parent Common Stock over the 20 trading days before such week. If the Stockholders, as a group, request to Transfer more than the foregoing amounts, then all such requesting Stockholders shall be restricted from the Transfer of Shares, on a pro rata basis, so as not to exceed the foregoing amounts, in accordance with the provisions of Section 3. “Third Party”, for purposes of this Agreement, means any Person other than: (i) a Stockholder; (ii) the spouse, parent, sibling or descendants of a Stockholder; (iii) any trusts for the benefit of a Stockholder, or (iv) all Persons Affiliated with, principally owned by and/or organized or operating for the benefit of any of the foregoing, in each case, so long as such Person agrees to be bound by this Agreement, including the restrictions set forth in this Section 2, by the execution and delivery of an Addendum in the form of Schedule B. For purposes of this Agreement, “Affiliate” means, with respect to any Person, any other Person that controls, is controlled by or is under common control with the first Person.

(b) Notwithstanding Section 2(a) above or any other provision of this Agreement to the contrary, any Stockholder may Transfer any or all of its Shares to any Third Party if such Transfer (i) is executed as a private sale not executed upon any exchange or through any public securities market and (ii) such Third Party agrees to be bound by this Agreement, including the restrictions set forth in this Section 2, by the execution and delivery of an Addendum in the form of Schedule B.

(c) Whenever a Stockholder desires to Transfer any Shares, the Stockholder shall make a request in writing to the Trading Restriction Administrator, in accordance with the instructions contained in Schedule A attached hereto, not later than Noon, Eastern time, on the Business Day before the proposed date for such Transfer, specifying the number of the Shares requested to be Transferred and the proposed date for such Transfer.

(d) Upon any request by a Stockholder pursuant to Section 2(c), the Trading Restriction Administrator, in its sole discretion exercised in good faith, shall determine whether such Transfer is permissible pursuant to Section 2(a), taking into account the request for such Transfer and all other requests by the other Stockholders for such proposed date.

(e) If the proposed Transfer would not exceed the limits imposed by Section 2(a), as determined by the Trading Restriction Administrator in accordance with Section 2(d), the Trading Restriction Administrator shall promptly notify Parent and the Stockholder, not later than 4:00 P.M., Eastern time, on the

Business Day before the proposed date for such Transfer, that such Transfer is permissible under Section 2, and Parent shall take such appropriate steps as are necessary to facilitate such Transfer on the stock records of Parent.

(f) If the proposed Transfer would exceed the limits imposed by Section 2(a), as determined by the Trading Restriction Administrator in accordance with Section 2(d), the Trading Restriction Administrator shall calculate the number of Shares that may be Transferred by each requesting Stockholder in accordance with the restrictions set forth in Section 2(a) (the “Adjusted Amount”), which, in each case, shall be equal to the maximum number of Shares that could be Transferred on such date by all Stockholders, multiplied by a fraction, the numerator of which is the number of Shares requested to be Transferred by such requesting Stockholder on such date and the denominator of which is the number of Shares requested to be Transferred by all Stockholders who have requested a Transfer on such date. The Trading Restriction Administrator shall promptly notify Parent and the Stockholder, not later than 4:00 P.M., Eastern time, on the Business Day before the proposed date for such Transfer, that such Transfer is only permissible if adjusted pursuant to this Section 2(f), specifying the Adjusted Amount. Unless the Stockholder delivers a notice to Parent and the Trading Restriction Administrator (which must be received by Parent and the Trading Restriction Administrator by 5:00 P.M., Eastern time, on the Business Day before the proposed date for such Transfer (the “Final Rejection Time”)), that such Stockholder no longer desires to sell the Adjusted Amount of Shares, Parent shall take such appropriate steps as are necessary to facilitate such Transfer of the Adjusted Amount on the stock records of Parent.

(g) Any Transfer permitted to be made pursuant to this Agreement shall be brokered by the Trading Restriction Administrator or any of its affiliates, except for the exempt transactions described in Section 3.

(h) The Parties understand that the Shares covered by this Agreement are not subject to an effective registration statement at the time of this Agreement, and neither Parent nor the Trading Restriction Administrator are responsible for fluctuations in the market in connection with any Transfer of the Shares.

(i) Each Stockholder agrees in connection with any registered underwritten public offering of the Parent Common Stock occurring during the 3-year period following the Initial Release Date that, upon request of the Parent or the underwriters managing an underwritten public offering, for a period of 90 days (or such shorter period of time as may be requested by the Parent or the underwriters), not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any Parent Common Stock (other than those, if any, that are included in the public offering) without the prior written consent of the Parent or such underwriters, as the case may be, provided that all of the officers and directors of the Parent shall also enter into an agreement imposing substantially equivalent restrictions on such persons for the same period of time as such restrictions are imposed on the Stockholders, and, provided, further, that the Parent may not invoke this right more than twice in any twelve (12) month period.

Section 3. Exempt Transactions. Notwithstanding the restrictions set forth in Sections 1 and 2 above, the Stockholder may sell, assign or transfer all or any portion of the Stockholder Shares: (i) to his or her spouse (or former spouse in connection with any marital separation, asset allocation agreement or qualified domestic relations order) or parents, siblings or children (by blood, marriage or adoption) (“Qualified Relatives”), to a trust established for the benefit of the Stockholder or his or her Qualified Relatives, to an entity owned, directly or indirectly, by such a trust or to a beneficiary of his or her will through a disposition under such will; (ii) if the Stockholder is a partnership, to its partners; (iii) to an Affiliate of the Stockholder or his or her Qualified Relatives; or (iv) to the beneficiaries of any trust to which the Stockholder has transferred Stockholder Shares in compliance with subsection (i); provided that, in each case, the transferee agrees in writing to be subject to the terms of this Agreement to the same extent as if such transferee were a holder of Stockholder Shares hereunder.

Section 4. Representations and Warranties of the Stockholder. The Stockholder on his, her or its own behalf hereby represents and warrants Parent as follows:

(a) Power, Binding Agreement. The Stockholder has the legal capacity, power and authority to enter into and perform all of his, her or its obligations under this Agreement. The execution, delivery and performance of this Agreement by the Stockholder will not violate any material agreement to which the Stockholder is a party, including, without limitation, any lock-up agreement, shareholders’ agreement, partnership agreement or voting trust. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(b) No Conflicts. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under, any provision of any loan or credit agreement, note, bond, mortgage, hypothecation, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Stockholder of any of his, her or its properties or assets, other than such conflicts, violations or defaults or terminations, cancellations or accelerations which individually or in the aggregate do not materially impair the ability of the Stockholder to perform its obligations hereunder.

Section 5. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

Section 6. Miscellaneous.

(a) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect thereto. This Agreement may not be amended, modified or rescinded except by an instrument in writing signed by each of the parties hereto.

(b) If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith or modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

(c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any conflicts of laws principles thereof directing the application of any law other than that of the State of New York. Courts within the State of New York, County of New York or the United States District Court for the Southern District of New York will have jurisdiction over all disputes between the parties hereto arising out of or relating to this agreement and the agreements, instruments and documents contemplated hereby. The parties hereby consent to and agree to submit to the jurisdiction of such courts. Each of the parties hereto waives, and agrees not to assert in any such dispute, to the fullest extent permitted by applicable law, any claim that (i) such party is not personally subject to the jurisdiction of such courts, (ii) such party and such party’s property is immune from any legal process issued by such courts or (iii) any litigation commenced in such courts is brought in an inconvenient forum. Each party hereto hereby irrevocably waives all right to trial by jury in any proceeding (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or any transaction or agreement contemplated hereby or the actions of any party hereto in the negotiation, administration, performance or enforcement hereof.

(d) No delay or omission by either party hereto in exercising any right under this Agreement will operate as a waiver of that or any other right. A waiver or consent given by either party on any one occasion is effective only in that instance and will not be construed as a bar to or waiver of any right of any other occasion.

(e) This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. The delivery of a signature page of this Agreement by one party to each of the other parties via facsimile transmission shall constitute the execution and delivery of this Agreement by the transmitting party.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed individually or by its respective duly authorized officer as of the date first written above.

FORTISSIMO ACQUISITION CORP.

By:

Name:

Title:

STOCKHOLDER

Signature block for individuals:

Signature

Print Name

[TRADING RESTRICTION ADMINISTRATOR]

By:

Name:

Title:

Signature Page to Lock-Up Agreement

ANNEX I

ESCROW AGREEMENT

This Escrow Agreement (the “Agreement”) is entered into as of [Closing Date], by and among Fortissimo Acquisition Corp., a Delaware corporation (“Parent”), Justin Booth-Clibborn (the “Stockholders’ Representative”) and American Stock Transfer & Trust Company (the “Escrow Agent”). Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Merger Agreement referred to below.

WHEREAS, Parent, FAC Acquisition Sub Corp., a New York corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), Psyop, Inc., a New York corporation (the “Company”), Psyop Services, LLC, a New York limited liability company, Justin Booth-Clibborn, Hejung Marie Hyon, Justin Lane, Kylie Matulick, Eben Mears, Robert Todd Mueller, Samuel Selinger, Marco Spier and Christopher Staves (collectively, the “Stockholders”) and the Stockholders’ Representative have entered into an Agreement and Plan of Merger and Interests Purchase Agreement dated January 15, 2008 (the “Merger Agreement ”);

WHEREAS, the Merger Agreement provides that escrow accounts will be established to secure (i) the indemnification obligations of the Stockholders to Parent pursuant to Article IX of the Merger Agreement (the “Indemnification Escrow”) and (ii) the Stock Contingent Consideration that will vest pursuant to the provisions of Exhibit A of the Merger Agreement (the “Restricted Stock Escrow”); and

WHEREAS, the parties hereto desire to establish the terms and conditions pursuant to which such escrow account will be established and maintained;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Agreement of Company Stockholders. The Stockholders have, by virtue of their execution of the Merger Agreement, agreed to: (a) the establishment of the Indemnification Escrow and the Restricted Stock Escrow, (b) the appointment of the Stockholders’ Representative as their representative for purposes of this Agreement and as attorney-in-fact and agent for and on behalf of each Stockholder, and the taking by the Stockholders’ Representative of any and all actions and the making of any decisions required or permitted to be taken or made by it under this Agreement and (c) all of the other terms, conditions and limitations in this Agreement.

2. Escrow.

(a) Indemnification Stock Escrow. On the Closing Date, and simultaneously with the execution of this Agreement, Parent has deposited with the Escrow Agent, on behalf of the Stockholders, one or more certificates representing the Stock Escrow Amount, issued in the name of a nominee appointed by the Stockholders’ Representative. The Escrow Agent hereby acknowledges receipt of such stock certificate or certificates. The shares deposited with the Escrow Agent pursuant to the first sentence of this Section 2(a) are referred to herein as the “Indemnification Escrow Shares.” The Escrow Agent agrees to hold the Indemnification Escrow Shares in an escrow account (the “Indemnification Escrow Account”), subject to the terms and conditions of this Agreement. The nominee, if any, appointed by the Stockholders’ Representative, shall deliver to the Escrow Agent stock powers executed in blank for use, if necessary, with respect to the Indemnification Escrow Shares and the Restricted Escrow Shares referred to below.

(b) Indemnification Escrow Fund. On the Closing Date, and simultaneously with the execution of this Agreement, Parent has deposited with the Escrow Agent, on behalf of the Stockholders, by wire transfer or delivery of a check of Parent payable to the Escrow Agent, the Cash Escrow Amount. The Cash Escrow Amount shall be $1,014,008. The Escrow Agent hereby acknowledges receipt of such sum. Such sum, together with any interest earned thereon, is referred to herein as the “Indemnification Escrow Fund.” The Indemnification Escrow Fund shall be invested in accordance with Section 5 hereof. The Escrow Agent agrees to hold the Indemnification Escrow Fund in the Indemnification Escrow Account, subject to the terms and conditions of this Agreement.

(c) Restricted Stock Escrow. On the Closing Date, and simultaneously with the execution of this Agreement, Parent has deposited with the Escrow Agent, on behalf of the Stockholders, one or more certificates representing the Maximum Revenue Contingent Stock and the Maximum EBITDA Contingent Stock , issued in the name of a nominee appointed by the Stockholders’ Representative. The Escrow Agent hereby acknowledges receipt of such stock certificate or certificates. The shares deposited with the Escrow Agent pursuant to the first sentence of this Section 2(c) are referred to herein as the “Restricted Escrow Shares ,” and together with the Indemnification Escrow Shares, the “Escrow Shares”. The Escrow Agent agrees to hold the Restricted Escrow Shares in an escrow account (the “Restricted Escrow Account”), subject to the terms and conditions of this Agreement and of the Restricted Stock Agreements.

(d) Dividends, Etc. Any securities distributed in respect of or in exchange for any of the Escrow Shares, whether by way of stock dividends, stock splits or otherwise, shall be issued in the name of the nominee appointed by the Stockholders’ Representative pursuant to Section 2(a), and shall be delivered to the Escrow Agent, who shall hold such securities in the Indemnification Escrow Account or the Restricted Escrow Account, as applicable. Such securities shall be considered Escrow Shares for purposes hereof. Any cash dividends or property (other than securities) distributed in respect of the Escrow Shares shall promptly be distributed by Parent to the Stockholders.

(e) Voting of Shares. The Escrow Agent shall not vote any of the Escrow Shares. The Stockholders’ Representative shall vote the Escrow Shares on behalf of the Stockholders, in accordance with instructions provided by the Stockholders to the Stockholders’ Representative.

(f) Transferability. The respective interests of the Stockholders in the Escrow Shares shall not be assignable or transferable, other than by operation of law. Notice of any such assignment or transfer by operation of law shall be given to the Escrow Agent and Parent, and no such assignment or transfer shall be valid until such notice is given.

3. Distribution of Indemnification Escrow Shares and Indemnification Escrow Fund.

(a) If Parent or any member of the Parent Indemnified Group claims that he, she or it is entitled to all or any portion of the Indemnification Escrow Shares or Indemnification Escrow Fund resulting from any liabilities or amounts owed to Parent pursuant to Article IX of the Merger Agreement, Parent shall, prior to 5:00 p.m. (New York time) on the business day before the Indemnification Escrow Shares Termination Date (defined below) or an Indemnification Escrow Fund Distribution (defined below), give written notice of such claim (a “Claim Notice”) to the Stockholders’ Representative with a copy to the Escrow Agent. Each Claim Notice shall state the amount claimed to be owed to Parent or Damages claimed (the “Claimed Amount”) and the basis for such liability or claim. For purposes of this Agreement, Parent shall represent the appropriate member of the Parent Indemnified Group, to the extent applicable. The Claim Notice shall also specify the number of Indemnification Escrow Shares that Parent has calculated having a value equal to the full Claimed Amount (as computed pursuant to Section 3(m) below).

(b) Within thirty (30) days of receipt by the Stockholders’ Representative of a Claim Notice, the Stockholders’ Representative shall provide to the party providing the Claim Notice (with a copy to the Escrow Agent) a written response (the “Response Notice”) in which the Stockholders’ Representative shall either: (i) agree that (1) the number of Indemnification Escrow Shares stated by Parent in the Claim Notice as having a value equal to the full Claimed Amount or (2) a portion of the Indemnification Escrow Fund equal to the full Claimed Amount, as applicable, may be released from escrow to Parent, (ii) agree that (1) the number of Indemnification Escrow Shares stated by Parent in the Claim Notice as having a value equal to part, but not all, of the Claimed Amount, or (2) a portion of the Indemnification Escrow Fund equal to part, but not all, of the Claimed Amount, may be released from escrow to Parent, or (iii) contest that any or all of the Indemnification Escrow Shares or Indemnification Escrow Fund, as applicable, may be released from the escrow to Parent. The Escrow Agent must receive the Response Notice by 5:00 p.m. (New York time) on the thirtieth (30th) day after the Claim Notice had been received. The Escrow Agent shall not honor the notice after such time. If no Response Notice is delivered to, and received by the Escrow Agent within such thirty (30) day period, the Stockholders’

Representative shall be deemed to have agreed that (x) the Indemnification Escrow Shares having a value equal to all of the Claimed Amount, and/or (y) the portion of the Indemnification Escrow Fund equal to all of the Claimed Amount, may be released to Parent from escrow. Notwithstanding any terms of this Agreement to the contrary, no Claim Notice or Response Notice shall be deemed to have been delivered to the Escrow Agent until it is actually received by the Escrow Agent at the address set forth in Section 11(e) hereof.

(c) If the Stockholders’ Representative agrees (or is deemed to have agreed) that (i) the number of Indemnification Escrow Shares stated by Parent in the Claim Notice as having a value equal to all of the Claimed Amount or (ii) a portion of the Indemnification Escrow Fund equal to all of the Claimed Amount, as applicable, may be released from escrow to Parent, the Escrow Agent shall promptly thereafter distribute to Parent such number of Indemnification Escrow Shares having a value equal to the Claimed Amount (or such lesser number of Indemnification Escrow Shares as are then held in escrow) or the portion of the Indemnification Escrow Fund having a value equal to the Claimed Amount (or such lesser amount of the Indemnification Escrow Fund then held in escrow), in each case as applicable. Escrow Agent shall not be responsible for calculating any such amounts and shall be entitled to rely on written instructions by Parent, a copy of which shall be provided to the Stockholders’ Representative.

(d) If the Stockholders’ Representative agrees that (i) the number of Indemnification Escrow Shares stated by Parent in the Claim Notice as having a value equal to part, but not all, of the Claimed Amount or (ii) a portion of the Indemnification Escrow Fund equal to part, but not all, of the Claimed Amount, as applicable (the “Partial Agreed Amounts”) may be released from the escrow to Parent, the Escrow Agent promptly shall distribute to Parent such number of Indemnification Escrow Shares (or such lesser number of Indemnification Escrow Shares as is then held in escrow) or the portion of the Indemnification Escrow Fund having a value equal to the sum of all Partial Agreed Amounts (or such lesser amount of the Indemnification Escrow Fund then held in escrow), as applicable, per a written instruction signed by Parent pursuant to Section 3(e), with a copy delivered to the Stockholders’ Representative.

(e) If the Stockholders’ Representative contests the release of (i) the Indemnification Escrow Shares having a value equal to all or part of the Claimed Amount or (ii) the portion of the Indemnification Escrow Fund equal to all or part of the Claimed Amount (the “Contested Amount”), the Stockholders’ Representative and Parent shall attempt promptly and in good faith to agree upon the rights of the parties with respect to the Contested Amount. If the parties should so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties and delivered to the Escrow Agent and, if such agreement provides that all or a portion of the Contested Amount is to be paid to a member of the Parent Indemnified Group, the Escrow Agent shall promptly distribute to Parent from the escrow (i) an amount of Indemnification Escrow Shares having a value equal to the amount so agreed or (ii) a portion of the Indemnification Escrow Fund equal to the amount so agreed. If no such agreement can be reached within 15 days, the matter shall be settled by binding arbitration in New York City, New York. Notwithstanding the foregoing, the parties may defer arbitration to a mutually agreeable later date. All claims shall be settled by a single arbitrator mutually agreeable to Parent and the Stockholders’ Representative, or if they cannot agree on a single arbitrator in 20 days, by three arbitrators, in accordance with the Commercial Arbitration Rules then in effect of the American Arbitration Association. One of such arbitrators shall be chosen by Parent, one shall be chosen by the Stockholders’ Representative and the third shall be chosen by the first two arbitrators selected pursuant to this sentence. The Party against whom an award is entered shall pay the costs of arbitration and the other Party’s reasonable out of pocket costs and expenses, including without limitation, reasonable attorney’s fees. The arbitrator’s decision shall relate solely to whether Parent is entitled to receive the Contested Amount (or a portion thereof) pursuant to the applicable terms of the Merger Agreement and this Agreement. The final decision of the arbitrator, or a majority of the arbitrators in the case of three arbitrators, shall be furnished to the Stockholders’ Representative and Parent in writing and shall constitute a conclusive determination of the issue in question, binding upon the Stockholders, the Parent and the Parent Indemnified Group, and shall not be contested by any of them. Such decision may be used in a court of law only for the purpose of seeking enforcement of the arbitrator’s award. Either the Stockholders’ Representative or the Parent may deliver a memorandum to the Escrow Agent setting forth such arbitrator’s decision in accordance with the second sentence of this paragraph. The parties hereto agree that all arbitration proceedings conducted pursuant to this Agreement shall be held confidential. In no event shall the Escrow Agent be a party to any arbitration proceeding.

(f) After delivery of a Response Notice that a portion of the Claimed Amount is contested by the Stockholders’ Representative, the Escrow Agent shall continue to hold in escrow either (x) an amount of Indemnification Escrow Shares having a value sufficient to cover the Contested Amount (up to the amount of Indemnification Escrow Shares then available in escrow) or (y) a portion of the Indemnification Escrow Fund equal to the Contested Amount (up to the amount of Indemnification Escrow Fund then available in escrow) notwithstanding the occurrence of the Indemnification Escrow Shares Termination Date or an Indemnification Escrow Fund Distribution, until (i) delivery of a copy of a settlement agreement executed by a Parent and the Stockholders’ Representative setting forth instructions to the Escrow Agent as to the release of Indemnification Escrow Shares or portion of the Indemnification Escrow Fund, as applicable, that shall be made with respect to the Contested Amount or (ii) delivery of a copy of the final award of the arbitrator, or a majority of the arbitrators in the case of three arbitrators, and the memo referenced in the last sentence of the preceding paragraph setting forth instructions to the Escrow Agent as to the release of the Indemnification Escrow Shares or portion of the Indemnification Escrow Fund, as applicable, that shall be made with respect to the Contested Amount. The Escrow Agent shall thereupon release the Indemnification Escrow Shares or portion of the Indemnification Escrow Fund from escrow (up to the amount of Indemnification Escrow Shares or Indemnification Escrow Fund then available in escrow) in accordance with such agreement or instructions.

(g) Notwithstanding the foregoing, if on the Indemnification Escrow Shares Termination Date or an Indemnification Escrow Fund Distribution, Parent has previously given any Claim Notices that have not then been resolved, the Escrow Agent shall retain in escrow either (i) an amount of Indemnification Escrow Shares having a value equal to the aggregate Claimed Amount covered by all such Claim Notices that have not then been resolved and/or (ii) a portion of the Indemnification Escrow Fund equal to the aggregate Claimed Amount covered by all such Claim Notices that have not then been resolved, as applicable. Any Indemnification Escrow Shares or portion of the Indemnification Escrow Fund retained in escrow pursuant to this Section 3(g) shall be disbursed to the relevant Stockholders in accordance with the terms of the resolution of any claims relating to any of the Indemnification Escrow Shares or portion of the Indemnification Escrow Fund retained hereunder.

(h) Escrow Agent shall also be allowed to disburse Indemnification Escrow Funds or Indemnification Escrow Shares upon any joint written instructions signed by the Stockholders’ Representative and Parent.

(i) Distribution Following Indemnification Escrow Shares Termination Date. Subject to the provisions of Section 3(f) above, on the one year anniversary of the Closing Date (the “Indemnification Escrow Shares Termination Date”), the Escrow Agent shall distribute to the Stockholders’ Representative, on behalf of the Stockholders, all of the Indemnification Escrow Shares then held in escrow pursuant to Section 3(k) pursuant to written instruction by Parent and the Stockholders’ Representative which clearly states how many shares to send to the Stockholders’ Representative. Escrow Agent shall have no duty to determine the distribution on the Escrow Termination Date and shall be entitled to rely upon any calculations set forth in written instruction by Parent and the Stockholders’ Representative. The Stockholders’ Representative shall distribute any Escrow Shares delivered to him in accordance with the provisions of Section 3(k) below.

(j) Disbursements from Escrow Fund. Except for any disbursements pursuant to the preceding provisions of this Section 3, subject to the provisions of Section 3(f) above, Parent and the Stockholders’ Representative shall jointly instruct the Escrow Agent to disburse amounts from the Indemnification Escrow Fund (an “Indemnification Escrow Fund Distribution”) within five business days after the one year anniversary of the Closing Date (the “Termination Date”).

(k) Method of Indemnification Escrow Share Distribution. Any distribution of all or a portion of the Indemnification Escrow Shares to the Stockholders’ Representative, on behalf of the Stockholders, shall be made by delivery to the Stockholders’ Representative of stock certificates issued in the name of the Stockholders covering such percentage of the Indemnification Escrow Shares being distributed as is calculated in accordance with the percentages set forth opposite such Stockholders’ respective names on Attachment A hereto. The Escrow Agent shall have no responsibility for the shares when the Indemnification Escrow Shares are no longer in the Escrow Agent’s possession in accordance with this Agreement. Distributions to the Stockholders shall be made by the Escrow Agent to the Stockholders’ Representative pursuant to a written instruction by Parent and Stockholders’ Representative, following which the Stockholders’ Representative shall distribute stock certificates to the Stockholders at their respective addresses shown on Attachment A (or such other address as may be provided in writing to the Escrow Agent by any such Stockholder). No fractional Indemnification Escrow Shares shall be distributed to Stockholders pursuant to this Agreement. Instead, the number of shares that each Stockholder shall receive shall be rounded up or down to the nearest whole number (provided that the Stockholders’ Representative shall have the authority to effect such rounding in such a manner that the total number of whole Indemnification Escrow Shares to be distributed equals the number of Indemnification Escrow Shares then being distributed).

(l) Method of Indemnification Escrow Fund Disbursement. Any disbursement of all or a portion of the Indemnification Escrow Fund to the Stockholders shall be made in accordance with the percentages set forth opposite such holders’ respective names on Attachment A hereto. Disbursements to the Stockholders shall be made by the Escrow Agent to the Stockholders’ Representative for distribution to the Stockholders at their respective addresses shown on Attachment A (or such other address as may be provided in writing to the Escrow Agent by any such holder).

(m) Valuation of Indemnification Escrow Shares. For purposes of this Agreement, the “value” of any Indemnification Escrow Shares shall be deemed to have a value equal to the average of the closing stock price of a share of Parent Common Stock on the OTC Bulletin Board as reported by Bloomberg L.P., Reuters Group plc, The Thomson Corporation or a similar stock market reporting service as may reasonably be selected by the Parent, for the thirty trading days preceding the date that is two business days prior to the Closing Date (subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split or similar event affecting the common stock of Parent since the Closing), multiplied by the number of such Indemnification Escrow Shares.

(n) Failure to Execute Instruction. Any dispute arising from the failure or refusal of a party to execute a joint instruction or notice required to be executed by such party pursuant to this Agreement for delivery to the Escrow Agent shall be resolved by arbitration in accordance with the provisions of Section 3(e).

4. Investment of Indemnification Escrow Fund.

(a) Permitted Investments. Any monies held in the Indemnification Escrow Fund shall be invested by the Escrow Agent, to the extent permitted by law and as directed by the Stockholders’ Representative, in (i) obligations issued or guaranteed by the United States of America or any agency or instrumentality thereof, (ii) obligations (including certificates of deposit and bankers’ acceptances) of domestic commercial banks which at the date of their last public reporting had total assets in excess of $500,000,000, (iii) commercial paper rated at least A-1 or P-1 or, if not rated, issued by companies having outstanding debt rated at least AA or Aa and (iv) money market mutual funds invested exclusively in some or all of the securities described in the foregoing clauses (i), (ii) and (iii). Absent receipt of specific written investment instructions from the Stockholders’ Representative, the Escrow Agent shall have no obligation or duty to invest (or otherwise pay interest on) the Indemnification Escrow Fund. The Escrow Agent shall have no liability for any investment losses, including without limitation any market loss on any investment liquidated prior to maturity in order to make a payment required hereunder.

(b) Tax Reporting. Unless, until and to the extent distributed to the Stockholders or to Parent in accordance with this Agreement, (i) the amounts in the Indemnification Escrow Fund and all interest and other income thereon at all times are and shall be the exclusive property of the Stockholders and shall be reported as such for all tax reporting purposes and (ii) the Escrow Shares shall be the exclusive property of the Stockholders and shall be reported as such for all tax reporting purposes. Escrow Agent has no ownership interest in the Indemnification Escrow Fund or the Escrow Shares but is serving as escrow holder having only possession thereof. Any payments from the escrow shall be subject to withholding laws and regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 or W-8 forms or other appropriate tax certifications, as necessary, including that the Stockholders’ Representative will provide such appropriate forms from the Stockholders. This Section 4(b) shall survive notwithstanding any termination of this Agreement or the resignation of Escrow Agent.

5. Distribution of Restricted Escrow Shares.

(a) The Escrow Agent shall distribute to the Stockholders’ Representative on behalf of and for the account of the Stockholders the shares of Maximum Revenue Contingent Stock and the Maximum EBITDA Contingent Stock that have vested for the applicable Annual Contingent Consideration Period on the applicable Contingent Consideration Payment Date.

(b) Any distribution of such shares of Maximum Revenue Contingent Stock and Maximum EBITDA Contingent Stock to the Stockholders’ Representative, on behalf of the Stockholders, shall be made by delivery of a stock certificates issued in the name of each of the Stockholders covering the number of shares of Parent Common Stock equal to each Stockholder’s shares of Maximum Revenue Contingent Stock and Maximum EBITDA Contingent Stock that have vested for the applicable Annual Contingent Consideration Period. The Escrow Agent shall have no responsibility for the shares when the Restricted Escrow Shares are no longer in the Escrow Agent’s possession. Distributions to the Stockholders shall be made by the Escrow Agent to the Stockholders’ Representative pursuant to a written instruction by Parent and Stockholders’ Representative, following which the Stockholders’ Representative shall distribute stock certificates to the Stockholders at their respective addresses shown on Attachment A (or such other address as may be provided in writing to the Escrow Agent by any such Stockholder). No fractional Restricted Escrow Shares shall be distributed to Stockholders pursuant to this Agreement. Instead, the number of shares that each Stockholder shall receive shall be rounded up or down to the nearest whole number (provided that the Stockholders’ Representative shall have the authority to effect such rounding in such a manner that the total number of whole Restricted Escrow Shares to be distributed equals the number of Restricted Escrow Shares then being distributed).

(c) Forfeiture Following Annual Contingent Consideration Periods. Pursuant to Exhibit A of the Merger Agreement and Section 2 of the Restricted Stock Agreements, dated as of ______, 2008, between Parent and each of the Stockholders (the “Restricted Stock Agreements”), the shares of Maximum Revenue Contingent Stock and the Maximum EBITDA Contingent Stock that have not vested pursuant to the Merger Agreement for an Annual Contingent Consideration Period shall be forfeited automatically and immediately to Parent on the applicable Contingent Consideration Payment Date without the payment of any consideration to the Stockholders. The Escrow Agent shall distribute to Parent such unvested shares of Maximum Revenue Contingent Stock and Maximum EBITDA Contingent Stock on the applicable Contingent Consideration Payment Date.

(d) Forfeiture Following Termination of Employment. In the event that a Stockholder ceases to be employed by Fortissimo at any time prior to the last day of the applicable Annual Contingent Consideration Period for a reason that requires forfeiture of shares of Maximum Revenue Contingent Stock and Maximum EBITDA Contingent Stock pursuant to such Stockholder’s Restricted Stock Agreement and Exhibit A of the Merger Agreement, all shares of Maximum Revenue Contingent Stock and Maximum EBITDA Contingent Stock issued to the Stockholder and not vested pursuant to the Merger Agreement shall be forfeited automatically and immediately and shall be reallocated among the remaining Stockholders in accordance with Section 2(b) of Exhibit A to the Merger Agreement. Any such reallocated shares of Maximum Revenue Contingent Stock and the Maximum EBITDA Contingent Stock that vest with respect to an Annual Contingent Consideration Period occurring after such reallocation, shall be distributed by the Escrow Agent to the Stockholders’ Representative on behalf of and for the account of the Stockholders in accordance with Sections 2(a) and 2(b) above as soon as practicable after the applicable Contingent Consideration Payment Date, as set forth in a joint written instruction executed by the Parent and the Stockholders’ Representative. Any dispute arising from the failure or refusal of a party to execute such joint instruction shall be resolved by arbitration in accordance with the provisions of Section 3(e).

6. Fees and Expenses of Escrow Agent. Parent, on the one hand, and the Stockholders, on the other hand, shall each (a) pay one-half of the fees of the Escrow Agent for the services to be rendered by the Escrow Agent hereunder, which are set forth on Attachment B hereto, and (b) reimburse the Escrow Agent for one-half of its reasonable expenses (including reasonable attorney’s fees and expenses) incurred in connection with the performance of its duties under this Agreement.

7. Limitation of Escrow Agent’s Liability.

(a) Limitation on Liability. The Escrow Agent undertakes to perform only such duties as expressly set forth herein and no duties shall be implied. The Escrow Agent shall incur no liability with respect to any action taken or suffered by it in reliance upon any notice, direction, instruction, consent, statement or other documents believed by it to be genuine and duly authorized, nor for other action or inaction except its own willful misconduct or gross negligence. The Escrow Agent shall not be responsible for the validity or sufficiency of this Agreement or any other agreement referred to herein. In all questions arising under the Agreement, the Escrow Agent may rely on the advice of counsel, and the Escrow Agent shall not be liable to anyone for anything done, omitted or suffered in good faith by the Escrow Agent based on such advice. The Escrow Agent shall not be required to take any action hereunder involving any expense unless the payment of such expense is made or provided for in a manner reasonably satisfactory to it. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damages.

(b) Indemnification. Parent and the Stockholders jointly and severally, each agree to indemnify the Escrow Agent and its directors, officers, agents and employees (the “Indemnitees”), and hold it harmless against, any loss, liability or expense (including the fees and expenses of in-house or outside counsel) arising out of or in connection with (i) the Escrow Agent’s execution and performance of this Agreement, except in the case of any Indemnitee to the extent that such loss, liability or expense is due to gross negligence or willful misconduct on the part of Escrow Agent, arising out of or in connection with its carrying out of its duties hereunder.

8. Liability and Authority of Stockholders’ Representative; Successors and Assignees.

(a) Limitation on Liability. The Stockholders’ Representative shall incur no liability to the Stockholders with respect to any action taken or suffered by it in reliance upon any notice, direction, instruction, consent, statement or other documents believed by them to be genuinely and duly authorized, nor for other action or inaction except its own willful misconduct or gross negligence. The Stockholders’ Representative may, in all questions arising under the Agreement, rely on the advice of counsel and the Stockholders’ Representative shall not be liable to the Stockholders for anything done, omitted or suffered in good faith by the Stockholders’ Representative based on such advice.

(b) Successor Stockholders’ Representative. In the event of the death or permanent disability of the Stockholders’ Representative, or his or her resignation or removal as an Stockholders’ Representative, a successor Stockholders’ Representative shall be elected by a majority vote of the Stockholders, with each such Stockholder (or his, her or its successors or assigns) to be given a vote equal to the number of votes represented by the shares of stock of the Company held by such Stockholder immediately prior to the effective time of the Subsidiary Merger. The successor Stockholders’ Representative shall have all of the power, authority, rights and privileges conferred by this Agreement upon the original Stockholders’ Representative, and the term “Stockholders’ Representative” as used herein shall be deemed to include successor Stockholders’ Representative.

(c) Power and Authority. The Stockholders’ Representative shall have full power and authority to represent the Stockholders, and its successors, with respect to all matters arising under this Agreement and all actions taken by the Stockholders’ Representative hereunder shall be binding upon the Stockholders, and its successors, as if expressly confirmed and ratified in writing by each of them. Without limiting the generality of the foregoing, the Stockholders’ Representative, acting by a majority thereof, shall have full power and authority to interpret all of the terms and provisions of this Agreement, to compromise any claims asserted hereunder and to authorize any release of the Escrow Shares to be made with respect thereto, on behalf of the Stockholders and their successors. All actions to be taken by the Stockholders’ Representative hereunder shall be evidenced by, and taken upon, the written direction of a majority thereof.

(d) Reliance by Escrow Agent. The Escrow Agent may rely on the Stockholders’ Representative as the exclusive agent of the Stockholders under this Agreement and shall incur no liability to any party with respect to any action taken or suffered by it in reliance thereon.

9. Termination. This Agreement shall terminate upon the distribution by the Escrow Agent of all of the Escrow Shares and the Indemnification Escrow Fund in accordance with this Agreement; provided that the provisions of Sections 7 and 8 shall survive such termination.

10. Successor Escrow Agent. In the event the Escrow Agent becomes unavailable or unwilling to continue in its capacity herewith, the Escrow Agent may resign and be discharged from its duties or obligations hereunder by delivering a resignation to the parties to this Escrow Agreement, not less than 60 days prior to the date when such resignation shall take effect. Parent may appoint a successor Escrow Agent without the consent of the Stockholders’ Representative so long as such successor is a bank with assets of at least $500 million, and may appoint any other successor Escrow Agent with the consent of the Stockholders’ Representative, which shall not be unreasonably withheld. If, within such notice period, Parent provides to the Escrow Agent written instructions with respect to the appointment of a successor Escrow Agent and directions for the transfer of any Escrow Shares then held by the Escrow Agent to such successor, the Escrow Agent shall act in accordance with such instructions and promptly transfer such Escrow Shares to such designated successor. If no successor Escrow Agent is named as provided in this Section 10 prior to the date on which the resignation of the Escrow Agent is to properly take effect, the Escrow Agent may apply to a court of competent jurisdiction for appointment of a successor Escrow Agent.

11. General.

(a) Entire Agreement. Except for those provisions of the Merger Agreement and the Restricted Stock Agreements referenced herein, this Agreement constitutes the entire agreement among the parties and supersedes any prior understandings, agreements or representations by or among the parties, written or oral, with respect to the subject matter hereof.

(b) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns.

(c) Counterparts and Facsimile Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature.

(d) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(e) Notices. All notices, instructions and other communications hereunder shall be in writing. Any notice, instruction or other communication hereunder shall be deemed duly delivered four business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent for next business day delivery via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

If to Parent, to:

Fortissimo Acquisition Corp.
14 Hamelacha Street
Park Afek PO Box 11704
Rosh Haayin 48091 ISRAEL
Attention: Marc S. Lesnick
Telephone: 011-972-3-915-7466
Facsimile: 011-972-3-915-7411 E-mail: marc@ffcapital.com

with a copy (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale and Dorr LLP
399 Park Avenue
New York, New York 10022
Attention: Brian B. Margolis, Esq.
Telephone: (212) 230-8800
Facsimile: (212) 230-8888
E-mail: brian.margolis@wilmerhale.com

If to the Stockholders’ Representative:

Justin Booth-Clibborn
124 Rivington Street
New York, New York 10002
Telephone: (212) 533-9055
Facsimile: (212) 533-9112
E-mail: justin@psyop.tv

If to the Escrow Agent:

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038
Attention: Herbert J. Lemmer
Telephone: (718) 921-8209
Facsimile: (718) 331-1852
E-mail: hlemmer@amstock.com

Any party may give any notice, instruction or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, instruction or other communication shall be deemed to have been duly given unless and until it actually is received by the party to whom it is intended. Any party may change the address to which notices, instructions, or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

(f) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without giving effect to any conflicts of laws principles thereof directing the application of any law other than that of the State of New York.

(g) Amendments and Waivers. This Agreement may be amended only with the written consent of Parent, the Escrow Agent and the Stockholders’ Representative. No waiver of any right or remedy hereunder shall be valid unless the same shall be in writing and signed by the party giving such waiver. No waiver by any party with respect to any condition, default or breach of covenant hereunder shall be deemed to extend to any prior or subsequent condition, default or breach of covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

(h) Submission to Jurisdiction. Subject to the provisions of Section 3, courts within the State of New York, County of New York or the United States District Court for the Southern District of New York will have jurisdiction over all disputes between the parties hereto arising out of or relating to this agreement and the agreements, instruments and documents contemplated hereby. The parties hereby consent to and agree to submit to the jurisdiction of such courts. Each of the parties hereto waives, and agrees not to assert in any such dispute, to the fullest extent permitted by applicable law, any claim that (i) such party is not personally subject to the jurisdiction of such courts, (ii) such party and such party’s property is immune from any legal process issued by such courts or (iii) any litigation commenced in such courts is brought in an inconvenient forum.

(i) Waiver of Jury Trial. Each party hereto hereby irrevocably waives all right to trial by jury in any proceeding (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or any transaction or agreement contemplated hereby or the actions of any party hereto in the negotiation, administration, performance or enforcement hereof.

(j) Security Procedures. In the event funds transfer instructions are given, whether in writing, by facsimile or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 1 hereto, and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary’s bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Stockholders’ Representative or Parent to identify (i) the beneficiary, (ii) the beneficiary’s bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even when its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary’s bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.

[Remainder of this page intentionally blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

FORTISSIMO ACQUISITION CORP.

By:

Justin Booth-Clibborn

AMERICAN STOCK TRANSFER & TRUST COMPANY

By:

ANNEX J

EMPLOYMENT AGREEMENT

This Employment Agreement, dated ______, 2008 is made and entered into by and among PSYOP, Inc., a New York corporation (the “Company”), [Insert Executive’s Name] (the “Executive”), and Fortissimo Acquisition Corp., a Delaware corporation (“Parent”).

RECITALS

WHEREAS, the Company is primarily engaged in the creative design and 3-D animation for the advertising industry and other industries;

WHEREAS, Parent, FAC Acquisition Sub Corp., a New York corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and the Company intend to effect a merger (the “Subsidiary Merger”) of the Merger Sub with and into the Company pursuant to an Agreement and Plan of Merger and Interests Purchase Agreement, dated as of January 15, 2008, among Parent, Merger Sub, the Company, Psyop Services, LLC, each of the stockholders of the Company and Justin Booth-Clibborn (the “Stockholders’ Representative”) as agent and attorney-in-fact for each Stockholder (the “Merger Agreement”) and the Business Corporation Law of the State of New York with the Company to be the surviving corporation of the Subsidiary Merger (the “Surviving Corporation”), which Merger will be followed, as soon as reasonably practicable, by a merger of the Surviving Corporation with and into Parent (the “Upstream Merger”);

Whereas, the Company desires to continue to employ the Executive as [Insert Position] following the Subsidiary Merger;

Whereas, Parent desires to continue to employ the Executive in such capacity following the Upstream Merger; and

Whereas, the Executive has agreed to accept such continued employment on the terms and conditions set forth in this Employment Agreement;

Now, Therefore, in consideration of the premises and promises contained herein, the parties agree as follows:

1. Employment. The Company hereby employs the Executive as [insert position], and the Executive hereby accepts such continued employment with the Company in such capacity. As [insert position], the Executive shall be responsible for the performance of [Insert Primary Job Duties](1) and such other responsibilities as are reasonably assigned to the Executive by the CEO [or, in the case of the CEO, by the Board]. The Executive shall be accountable to the Chief Executive Officer of the Company (the “CEO”) [other than the CEO, who will be accountable to the Board] and shall perform and discharge faithfully, diligently, and to the best of his/her ability, his/her duties and responsibilities hereunder. The Executive shall devote his/her entire business time, loyalty, attention and efforts to the business and affairs of the Company and its affiliates. The Executive agrees to abide by the rules, regulations, instructions, personnel practices and policies of the Company and any changes therein that may be adopted from time to time by the Company.

2. Term. The term of this Employment Agreement shall commence on the date of effectuation of the Subsidiary Merger (the “Commencement Date”) and shall continue in effect until the third anniversary of the Commencement Date (the “Term of Employment”), unless the Executive’s employment shall be terminated earlier pursuant to Section 6 below or unless the Executive’s employment with the Company shall be extended pursuant to the provisions of Section 6.4 below.

(1)	Primary Job Duties and Responsibilities will be inserted here.

3. Compensation. As full compensation for all services rendered by the Executive during the Term of Employment, the Company will provide to the Executive the following:

3.1. Base Salary. For the one-year period commencing on the Commencement Date, the Executive shall receive an annualized base salary of Two Hundred and Twenty-Five Thousand Dollars ($225,000)(2) (the “Base Salary”), paid in equal bi-weekly installments in accordance with the Company’s regularly established payroll procedure. Thereafter, until the three-year anniversary of the Commencement Date, provided the Executive remain employed by the Company, the Base Salary shall be increased on an annual basis by an amount not less than the product of (x) the Base Salary for the prior year and (y) the percentage increase in the consumer price index for urban wage earners and clerical workers (as published by the United States Bureau of Labor Statistics) from the previous year for the New York Metropolitan Area (New York-Northern New Jersey-Long Island, NY-NJ-CT-PA) (“CPI”).

3.2. Bonus. The Executive may be eligible to receive a discretionary annual bonus of up to $75,000. The actual bonus amount due to the Executive, if any, shall be determined by the Board in its sole discretion. The compensation committee of the Board (the “Compensation Committee”) shall establish the Company milestones to be achieved for each fiscal year in order for executive officers to be eligible for an annual bonus. Partial achievement of such milestones by the Company may result in a partial payment of such bonus, as the Compensation Committee may determine from time to time in its sole discretion. Payment of the Executive’s bonus shall be made within thirty (30) days following the date on which the audited financials for the Company’s prior fiscal year are issued.

3.3. Vacation. The Executive shall be eligible for fifteen (15) days of paid vacation per calendar year, or such amount as provided by the Company’s vacation policy as in effect from time to time in the event that such policy provides for more than fifteen (15) days of vacation. Up to five (5) accrued but unused vacation days may be carried forward for use during the following calendar year.

3.4. Fringe Benefits. The Executive shall be eligible to participate in, and receive benefits under, all insurance and benefit programs that the Company establishes and makes available to its similarly situated executives from time to time, to the extent that the Executive is eligible under (and subject to the provisions of) the plan documents governing those programs. The benefits made available to the Executive and the rules, terms, and conditions for participation in such benefit plans may be modified, changed, or terminated by the Company at any time without advance notice to the Executive. The Company currently provides its executives with the following benefits, among others:

3.4.a. The Company pays one hundred percent (100%) of the health and dental insurance premium costs for the Executive and his/her family (as defined by the applicable plan);

3.4.b. The Executive may participate in the Company’s 401(k) and profit sharing plans, including Company matches and contributions, as set forth in the Company’s 401(k) plan; and

3.4.c. The Company pays all short term and long term disability insurance premium costs for the Executive.

3.5. Withholdings. All compensation payable to the Executive shall be subject to applicable taxes and withholdings.

4. Expenses. The Executive shall be entitled to reimbursement by the Company for all reasonable business and travel expenses incurred by him on the Company’s behalf during the course of his/her employment, in accordance with Company policy and upon the presentation by the Executive of documentation itemizing such expenditures and attaching all supporting vouchers and receipts.

5. Proprietary Rights, Non-Disclosure, Developments, Non-Competition, and Non-Solicitation. As a condition of his/her employment, the Executive shall execute the Proprietary Rights, Non-Disclosure, Developments, Non-Competition, and Non-Solicitation Agreement (the “Restrictive Covenant Agreement”), attached hereto as Exhibit A.

(2)	The base annual salaries will be $275,000 for Mr. Booth-Clibborn and $200,000 for Mr. Selinger.

6. Termination. Notwithstanding any other provision hereof, the employment of the Executive by the Company pursuant to this Employment Agreement shall terminate upon the occurrence of any of the following:

6.1. Death and Disability. In the event of the Executive’s death, this Employment Agreement shall terminate immediately. If the Executive shall, as a result of any physical or mental illness or disability, be unable for a period of more than any three (3) consecutive months or for periods aggregating more than 120 days during any 360-day period to perform the services provided for herein, with or without reasonable accommodation as that term is defined under applicable law, the Company may terminate the Executive’s employment. The Company shall determine in good faith and in its sole and reasonable discretion whether the Executive is unable to perform the services provided for herein.

6.2. Termination By Company For Cause. The Company may terminate the Executive's employment under this Employment Agreement at any time for Cause. The termination shall be evidenced by written notice thereof to the Executive, specifying the Cause for termination. For purposes hereof, the term “Cause” shall mean a good faith finding by the Board that the Executive:

6.2.a. failed to perform (other than by reason of physical or mental illness or disability for a period of less than three (3) consecutive months or in aggregate less than 120 days during any 360-day period) his/her assigned duties diligently or effectively or was negligent in the performance of these duties, provided that the Executive was given prior written notice of such deficiencies and was granted thirty (30) days to correct any such deficiencies;

6.2.b. materially breached this Employment Agreement in a manner other than as set forth in 6.2.a, which breach is materially adverse to the Company and has not been cured within thirty (30) days after written notice of such breach has been given to the Executive by the Company;

6.2.c. breached his/her Proprietary Rights, Non-Disclosure, Developments, Non-Competition, and Non-Solicitation Agreement;

6.2.d. committed fraud, theft or embezzlement;

6.2.e. committed willful misconduct relating to the Company;

6.2.f. engaged in any conduct that is materially harmful to the business, interests or reputation of the Company; or

6.2.g. was convicted of, or pleaded guilty or nolo contendere to, any felony.

6.3. Termination by the Executive for Good Reason. The Executive may terminate his/her employment under this Employment Agreement at any time for “Good Reason.” Good Reason means the occurrence, without the Executive’s prior written consent, of any of the events or circumstances set forth in clauses (a), (b), (c), (d), or (e) below; provided, however, that a termination for Good Reason by the Executive can only occur if (i) the Executive has given the Company a written notice indicating the existence of a condition giving rise to Good Reason (the “Notice of Termination”) and the Company has not cured the condition giving rise to Good Reason within thirty (30) days after receipt of such Notice of Termination, and (ii) such Notice of Termination is given within sixty (60) days after the initial occurrence of the condition giving rise to Good Reason.

6.3.a. a material breach by the Company of the terms of this Employment Agreement,

6.3.b. a liquidation, bankruptcy or receivership of the Company or Parent;

6.3.c. the relocation of the Executive’s place of work such that the distance from the Executive’s primary residence to his/her place of work is increased by more than fifty (50) miles,

6.3.d. any material diminution of the Executive’s duties and responsibilities. For purposes hereof, an isolated or inadvertent action by the Company that is not taken in bad faith and that is remedied by the Company as soon as practicable after notice thereof is given by the Executive shall not be deemed a material diminution of the Executive’s duties and responsibilities, or

6.3.e. the failure of the Parent or Company to have a successor assume their obligations under this Agreement in the event of a “Change of Control.” For purposes hereof, “Change of Control” shall mean (i) any person or entity other than the Company or Parent who acquires securities of the Company or Parent other than from the Executive or his/her affiliates (in one or more transactions) and has 50% or more of the total voting power of all the Company’s or Parent’s securities then outstanding; (ii) a sale of all or substantially all of the assets of the Company or Parent; or (iii) if the Company’s or Parent’s business is substantially operated through its subsidiaries, a sale of all or substantially all of the assets of all of the Company’s or Parent’s subsidiaries (taken as a whole).

6.4. Termination After the Term of Employment. Beginning on the three-year anniversary of the Commencement Date, provided the Executive’s employment has not previously terminated, the Executive's employment shall be on an at-will basis, and may be terminated at any time at the Executive’s option or the option of the Company, as the case may be, on the terms and subject to the conditions set forth in this Agreement.

7. Effect of Termination.

7.1. Termination By Company Without Cause or by Executive for Good Reason. In the event the Executive’s employment is terminated by the Company without “Cause” as defined in Section 6.2 or in the event the Executive terminates his/her employment for “Good Reason” as defined in Section 6.3, the Company shall be obligated to pay the Executive all accrued salary, vacation pay, expense reimbursements and any other sums due to the Executive through the date of termination. In addition, the Executive shall be entitled to receive the following severance benefits provided the Executive executes and does not revoke a severance and release agreement drafted by and reasonably satisfactory to the Company: (i) for a period of six (6) months(3) following the Executive’s date of termination, the Company will continue to pay to the Executive, in accordance with the Company’s regularly established payroll procedure, his/her Base Salary; (ii) should the Executive be eligible for and elect to continue receiving group medical and dental insurance pursuant to the federal “COBRA” law, 29 U.S.C. § 1161 et seq., the Company will, for twelve (12) months(4) following the Executive’s date of termination, pay all premium costs for such continued coverage; and (iii) the Restrictive Period (as defined in the Executive’s Restrictive Covenant Agreement) will be deemed modified such that it is reduced to a six (6) month period(5). Notwithstanding any other provision set forth in this Employment Agreement, in the event the Executive’s employment is terminated by the Company without “Cause” or the Executive terminates his/her employment for “Good Reason” prior to the expiration of the Term of Employment, the Executive shall receive, pursuant to the terms and conditions set forth herein, only the severance benefits set forth in this Section 7.1, and shall not be eligible (nor shall the Company be liable) for any additional payments, benefits, compensation, or consideration whatsoever (including any bonus not yet paid, that the Executive may have received had his/her employment not terminated other than any contingent payments as more fully described in Exhibit A to the Merger Agreement or the Additional Consideration provided for in section 2.14 of the Merger Agreement.

7.2. Other Terminations. Except for a termination by the Company without “Cause” or by the Executive for “Good Reason”, upon the termination of the Executive’s employment for any reason before or after the expiration of the Term of Employment (including termination of the Executive’s employment for “Cause” as defined in Section 6.2, by the Executive without “Good Reason” as defined in Section 6.3, or upon the Executive’s death or disability as defined in Section 6.1), the obligations of the Company to pay the Executive's Compensation shall immediately cease, and the Executive shall be entitled to only the base salary, vacation pay, expense reimbursements and any other sums due to the Executive through his/her last day of employment. The Executive shall not be entitled to any other compensation or consideration, including any bonus not yet paid and/or any contingent payments as more fully described in Exhibit A to the Merger Agreement, that the Executive may have received had his/her employment not terminated.

(3)	Three (3) months in agreements for Messrs. Selinger, Lane and Staves.

(4)	Three (3) months in agreements for Messrs. Selinger, Lane and Staves.

(5)	Three (3) month period in agreements for Messrs. Selinger, Lane and Staves.

7.3. Distributions. The following rules shall apply with respect to distribution of the payments and benefits, if any, to be provided to the Executive under this Section 7:

(i) It is intended that each installment of the payments and benefits provided under Section 7 shall be treated as a separate “payment” for purposes of Section 409A of the U.S. Internal Revenue Code of 1986, as amended, and the guidance issued thereunder (“Section 409A”). Neither the Company nor the Executive shall have the right to accelerate or defer the delivery of any such payments or benefits except to the extent specifically permitted or required by Section 409A;

(ii) If, as of the date of the “separation from service” of the Executive from the Company, the Executive is not a “specified employee” (each within the meaning of Section 409A), then each installment of the payments and benefits shall be made on the dates and terms set forth in Section 7; and

(iii) If, as of the date of the “separation from service” of the Executive from the Company, the Executive is a “specified employee” (each, for purposes of this Agreement, within the meaning of Section 409A), then:

(A) Each installment of the payments and benefits due under Section 7 that, in accordance with the dates and terms set forth herein, will in all circumstances, regardless of when the separation from service occurs, be paid within the Short-Term Deferral Period (as hereinafter defined) shall be treated as a short-term deferral within the meaning of Treasury Regulation Section 1.409A-1(b)(4) to the maximum extent permissible under Section 409A. For purposes of this Agreement, the “Short-Term Deferral Period” means the period ending on the later of the 15th day of the third month following the end of the Executive’s tax year in which the Executive’s separation from service occurs and the 15th day of the third month following the end of the Company’s tax year in which the Executive’s separation from service occurs; and

(B) Each installment of the payments and benefits due under Section 7 that is not paid within the Short-Term Deferral Period and that would, absent this subsection, be paid within the six-month period following the “separation from service” of the Executive of the Company shall not be paid until the date that is six months and one day after such separation from service (or, if earlier, the death of the Executive), with any such installments that are required to be delayed being accumulated during the six-month period and paid in a lump sum on the date that is six months and one day following the Executive’s separation from service and any subsequent installments, if any, being paid in accordance with the dates and terms set forth herein; provided, however, that the preceding provisions of this sentence shall not apply to any installment of payments and benefits if and to the maximum extent that that such installment is deemed to be paid under a separation pay plan that does not provide for a deferral of compensation by reason of the application of Treasury Regulation 1.409A-1(b)(9)(iii) (relating to separation pay upon an involuntary separation from service) or Treasury Regulation 1.409A-1(b)(9)(iv) (relating to reimbursements and certain other separation payments). Such payments shall bear interest at an annual rate equal to the prime rate as set forth in the Eastern edition of the Wall Street Journal on the Date of Termination, from the Date of Termination to the date of payment. Any installments that qualify for the exception under Treasury Regulation Section 1.409A-1(b)(9)(iii) must be paid no later than the last day of the second taxable year of the Executive following the taxable year of the Executive in which the separation from service occurs.

8. Absence of Restrictions. The Executive represents and warrants that he is not bound by any employment contracts, restrictive covenants or other restrictions that prevent him from entering into employment with, or carrying out his/her responsibilities for, the Company, or which are in any way inconsistent with any of the terms of this Employment Agreement.

9. Amendments. Any amendment to this Employment Agreement shall be made in writing and signed by the parties hereto.

10. Notice. Any notice required to be given, served or delivered to any of the parties hereto shall be sufficient if it is in writing and sent by certified or registered mail with proper postage prepaid, telecopier (with receipt confirmed), courier service or personal delivery addressed as follows:

To Executive:

[Insert Name]
[Insert Address]

with a copy (which shall not constitute notice) to:

To Company:

PSYOP, Inc.
124 Rivington Street
New York, NY 10002
Attention: Sandy Selinger
Telephone: (212) 533-9055
Facsimile: (212) 533-9112
E-mail: sandy@psyop.tv

with a copy (which shall not constitute notice) to:

Graubard Miller
405 Lexington Avenue
New York, NY 10174
Attention: David A. Miller, Esq.
Telephone: 212-818-8661
Facsimile: 646-227-5439
E-mail: dmiller@graubard.com

To Parent:

Fortissimo Acquisition Corporation
14 Hamelacha Street
Park Afek PO Box 11704
Rosh Haayin 48091
Israel
Attention: Marc S. Lesnick
Telephone: 011-972-3-915-7466
Facsimile: 011-972-3-915-7411
E-mail: marc@ffcapital.com

with a copy (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale and Dorr LLP
399 Park Avenue
New York, New York 10022
Attention: Brian B. Margolis, Esq.
Telephone: (212) 937-7239
Facsimile: (212) 230-8888
E-mail: brian.margolis@wilmerhale.com

or to such other address as a party from time to time may designate by notice to the other.

11. Applicable Law. This Employment Agreement shall be governed by and construed in accordance with the law of the State of New York (without reference to the conflicts of law provisions thereof).

12. Dispute Resolution. The Company and Executive mutually agree that any claim or controversy arising out of or relating to this Agreement, or any breach thereof, or otherwise arising out of or relating to the Executive’s employment, compensation and benefits with the Company or the termination thereof including any claim for discrimination under any local, state or federal employment discrimination law, except as specifically excluded herein, shall be settled by arbitration in New York, New York administered by the American Arbitration Association under its National Rules for the Resolution of Employment Disputes. Any claim or controversy not submitted to arbitration in accordance with this Paragraph 12 shall be waived, and thereafter, no arbitration panel or tribunal or court shall have the power to rule or make any award on any such claim or controversy. The award rendered in any arbitration proceeding held under this Paragraph 12 shall be final and binding, and judgment upon the award may be entered in any court having jurisdiction thereof. Claims for workers’ compensation or unemployment compensation benefits are not covered by this Paragraph 12. Also not covered by this Paragraph 12 are claims by the Company or by the Executive for temporary restraining orders or preliminary injunctions (“temporary equitable relief”) in cases in which such temporary equitable relief would be otherwise authorized by law, including but not limited to claims for equitable relief arising out of a breach of the Proprietary Rights, Non-Disclosure, Developments, Non-Competition, and Non-Solicitation Agreement referenced in Paragraph 5 of this Agreement. Both the Company and the Executive expressly waive any right that any party either has or may have to a jury trial of any dispute arising out of or in any way related to the Executive’s employment with or termination from the Company.

13. Entire Agreement. This Employment Agreement constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter of this Employment Agreement.

14. Successors and Assigns. This Employment Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any corporation with which or into which the Company may be merged or which may succeed to its assets or business; provided, however, that the obligations of the Executive are personal and shall not be assigned by him. Upon effectuation of the Upstream Merger, Parent shall be deemed to be the employer pursuant to this Employment Agreement for all purposes hereof and all references to the Company herein shall be deemed to be references to Parent.

15. Acknowledgment. The Executive states and represents that he has had an opportunity to fully discuss and review the terms of this Employment Agreement with an attorney. The Executive further states and represents that he has carefully read this Employment Agreement, understands the contents herein, freely and voluntarily assents to all of the terms and conditions hereof, and signs his/her name of his/her own free act.

16. Waiver. No delay or omission by the Company in exercising any right under this Employment Agreement shall operate as a waiver of that or any other right. No waiver of any provision of this Employment Agreement shall be effective unless in writing and signed by the party waiving its rights, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

17. Captions. The captions of the sections of this Employment Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Employment Agreement.

18. Severability. If any provision of this Employment Agreement shall be invalid, illegal or otherwise unenforceable, such provision shall be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remainder of such provision or the remaining provisions of this Employment Agreement.

19. Section 409A of the Code. This Agreement is intended to comply with the provisions of Section 409A and the Agreement shall, to the extent practicable, be construed in accordance therewith. Terms defined in the Agreement shall have the meanings given such terms under Section 409A if and to the extent required in order to comply with Section 409A. Notwithstanding the foregoing, to the extent that the Agreement or any payment or benefit hereunder shall be deemed not to comply with Section 409A, then neither the Company, the Board of Directors nor its or their designees or agents shall be liable to the Executive or any other person for any actions, decisions or determinations made in good faith.

IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement, as of the ______th day of __________, 2008.

PSYOP, INC.

By:	Name: Title:

EXECUTIVE:

[Insert Executive’s Name]

FORTISSIMO ACQUISITION CORP.

By:	Name: Title:

Preliminary Copy

PROXY

Fortissimo Acquisition Corp.
14 Hamelacha Street,
Park Afek, Rosh Ha’ayin 48091, Israel

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF FORTISSIMO ACQUISITION CORP.

The undersigned appoints Yuval Cohen and Marc Lesnick, as proxies, and each of them with full power to act without the other, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all shares of common stock of Fortissimo Acquisition Corp. (“Fortissimo”) held of record by the undersigned on       , 2008, at the Annual Meeting of Stockholders to be held on       , 2008, or any postponement or adjournment thereof.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. BY EXECUTING THIS PROXY CARD, THE UNDERSIGNED AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION TO APPROVE THE MERGER AGREEMENT IF THE UNDERSIGNED HAS NOT SPECIFIED HOW HIS, HER OR ITS SHARES SHOULD BE VOTED.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NUMBERS 1, 2, 3, 4, 5 and 6. THE FORTISSIMO BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS SHOWN ON THE REVERSE SIDE.

(Continued and to be signed on reverse side)

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NUMBERS 1, 2, 3 4, 5 and 6. THE FORTISSIMO BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS.

	FOR	AGAINST	ABSTAIN
1.	To adopt and approve the
Agreement and Plan of Merger and Interests Purchase Agreement among Fortissimo Acquisition Corp., FAC Acquisition Sub Corp., Psyop, Inc. (“Psyop”), and the shareholders of Psyop, which provides for, among other things, the merger of Merger Sub into Psyop, with Psyop being the surviving corporation and becoming a wholly owned subsidiary of Fortissimo, the subsequent merger of Psyop into Fortissimo and the purchase by Fortissimo of the membership interests of Psyop Services, LLC.	☐	☐	☐	If you voted “AGAINST” Proposal Number 1 and you hold shares of Fortissimo common stock issued in the Fortissimo initial public offering, you may exercise your conversion rights and demand that Fortissimo convert your shares of common stock onto a pro rata portion of the trust account by marking the “Exercise Conversion Rights” box below. If you exercise your conversion rights, then you will be exchanging your shares of Fortissimo common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if the merger is completed and you affirmatively vote against the merger, continue to hold these shares through the effective time of the merger and deliver your stock certificate to Fortissimo’s transfer agent within the time period specified in a notice you will receive from Fortissimo. Failure to (a) vote against the adoption and approval of the merger agreement, (b) check the following box, (c) deliver your stock certificate to Fortissimo’s transfer agent promptly after the annual meeting, or (d) submit this proxy in a timely manner will result in the loss of your conversion rights.
I HEREBY EXERCISE MY CONVERSION RIGHTS ☐

		FOR	AGAINST	ABSTAIN
2.	To approve an amendment to the second amended and restated certificate of incorporation of Fortissimo (the “Certificate of Incorporation”) to increase the number of authorized shares of its common stock from 22,000,000 to 51,000,000.	☐	☐	☐
3.	To approve an amendment to the Certificate of Incorporation to
	(i) change the name of Fortissimo from “Fortissimo Acquisition Corp.” to “Psyop, Inc.,” (ii) to amend Article Sixth to provide that the duration of Fortissimo will be perpetual, (iii) to remove the preamble and sections A through D, inclusive, of Article Seventh from the Certificate of Incorporation and to redesignate section E of Article Seventh as Article Seventh and (iv) to add Article Eleventh to prohibit stockholders from acting by written consent.	☐	☐	☐
4.	To approve the 2008 Stock Incentive Plan.	☐	☐	☐
5.	Election of the following directors:	FOR all nominees listed below except as marked to the contrary below ☐			WITHHOLD AUTHORITY to vote for all nominees listed below ☐
6.	To consider and vote upon a proposal to adjourn the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies.	☐	☐	☐
MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT ☐
PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY. ANY VOTES RECEIVED AFTER A MATTER HAS BEEN VOTED UPON WILL NOT BE COUNTED.

Signature	Signature	Date

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in full name by an authorized officer.